UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

July 31, 2015

COLUMBIA LARGE CORE QUANTITATIVE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA LARGE CORE QUANTITATIVE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	41
Federal Income Tax Information	42
Trustees and Officers	43
Interim Approval of Investment Management Services Agreement	48
Approval of Investment Management Services Agreement	50
Important Information About This Report	53

Annual Report 2015

COLUMBIA LARGE CORE QUANTITATIVE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Core Quantitative Fund (the Fund) Class A shares returned 13.03% excluding sales charges for the 12-month period that ended July 31, 2015.

■  The Fund outperformed its benchmark, the S&P 500 Index, which returned 11.21% during the same time period.

■  The Fund's relative results can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	04/24/03
Excluding sales charges		13.03	17.35	7.59
Including sales charges		6.59	15.97	6.96
Class B	04/24/03
Excluding sales charges		12.23	16.48	6.80
Including sales charges		7.23	16.26	6.80
Class C	04/24/03
Excluding sales charges		12.17	16.47	6.79
Including sales charges		11.17	16.47	6.79
Class I	07/15/04	13.39	17.86	8.04
Class K	04/24/03	13.22	17.52	7.76
Class R*	12/11/06	12.78	17.10	7.33
Class R4*	03/19/13	13.29	17.47	7.65
Class R5*	12/11/06	13.40	17.83	7.94
Class W*	12/01/06	13.07	17.35	7.57
Class Y*	06/01/15	13.14	17.37	7.61
Class Z*	09/27/10	13.34	17.66	7.73
S&P 500 Index		11.21	16.24	7.72

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA LARGE CORE QUANTITATIVE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Core Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA LARGE CORE QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2015, the Fund's Class A shares returned 13.03% excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index, which returned 11.21% during the same time period. The Fund's relative results can be attributed primarily to stock selection.

U.S. Equities Gained Amid Positive Economic Growth

Performance of U.S. equities was reasonably good for the fiscal year ended July 31, 2015. Growth strategies significantly outperformed value strategies during the period, and other than a couple of brief time spans of increased volatility, U.S. equity markets were rather stable. U.S. economic growth remained positive, though below the pace that many economists had been forecasting, while economic growth outside the U.S. remained fairly sluggish.

Long-term interest rates in the U.S. and around the globe declined, and short-term interest rates remained at or near zero in many countries, as central banks continued to flood markets with liquidity in attempts to stimulate economic activity. Oil prices declined sharply, as supply growth exceeded the modest growth of oil demand, leading to progressively better consumer spending. A focus on U.S. Federal Reserve (Fed) policy appeared to intensify as the fiscal year progressed. Although the timing of the Fed's first interest-rate increase in years remains dependent on incoming economic data, the markets began to anticipate that the initial hike could occur between September and year end 2015.

Growth-Oriented Stocks Led Market Higher

For most of the fiscal period, growth-oriented stocks performed best, with stocks demonstrating high growth characteristics outperforming those with little or no growth orientation. Stocks with the most momentum outperformed those with little or no momentum. Not uncommon in a growth-oriented environment, stocks in the S&P 500 Index which offered the highest dividend yields underperformed those with little or no dividends, and stocks considered most attractively valued, as measured by earnings yield, underperformed those that were less attractively valued. Further, in contrast to the prior fiscal year, the most volatile stocks in the S&P 500 Index, as measured by beta, significantly underperformed those that were least volatile.

Our stock selection model posted mixed results during the fiscal period. We divide the metrics for our stock selection model into three broad categories: valuation, catalyst and quality. Our catalyst metrics performed best, as stocks scored as having the most attractive catalysts outperformed those with weak catalysts. The return patterns for stocks chosen by our quality model were more mixed during the period. Stocks scored as having the greatest quality were positive performers, but still lagged those with lower quality scores. Our valuation metrics did not perform well during the period, which is not surprising in a market biased toward growth. Stocks scored as being most attractively valued underperformed those that were scored as least attractive.

Portfolio Management

Brian Condon, CFA

Peter Albanese

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA LARGE CORE QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at July 31, 2015)
Apple, Inc.	4.7
Johnson & Johnson	3.1
Pfizer, Inc.	2.9
Comcast Corp., Class A	2.6
Citigroup, Inc.	2.6
Cisco Systems, Inc.	2.4
Home Depot, Inc. (The)	2.3
MasterCard, Inc., Class A	2.2
Philip Morris International, Inc.	2.2
Kroger Co. (The)	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2015)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Effective Stock Selection Boosted Fund Performance

As usual, the Fund maintained a relatively neutral stance with regard to sector allocation, and the majority of its performance relative to the benchmark during the period was influenced by stock selection. Stock selection within the information technology sector benefited performance most, notably in the information technology services and technology hardware storage and peripherals industries. Stock selection in industrials contributed significantly as well, especially in the airlines and aerospace and defense industries. Stock selection in energy, consumer discretionary, health care and consumer staples also added value.

Individual stocks contributing most to relative performance were supermarket and convenience store operator Kroger and home improvement retailer Home Depot. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall. Kroger gained market share, beat quarterly earnings estimates and benefited from multiple recent acquisitions. Even after news of a major credit card breach, Home Depot shares soared, aided by an improving economic landscape, more positive consumer sentiment and a strengthening housing market.

Telecommunication Services Holdings Hampered Returns

Stock selection in the telecommunication services sector was the primary detractor from the Fund's relative performance, most notably in the diversified telecommunication services industry. Stock selection in utilities, notably in electric utilities, and in materials, largely in the chemicals industry, hampered results as well. The Fund's greatest individual detractors were oil and gas services and equipment company National Oilwell Varco and integrated oil company ConocoPhillips. Each underperformed as oil prices fell sharply on concerns of potentially slowing global economic growth coupled with too much supply and increasing production. A position in telecommunications company CenturyLink was also a relative detractor from the Fund's results. Its earnings were disappointing, and investor concerns heightened around the stability of the company's dividend.

Portfolio Construction Process Guided Investment Changes

While there were some changes in sector allocations and individual security positions during the period as a result of the Fund's bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Further, there were no significant changes to our stock selection model during the period.

Looking Ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. We continue to favor stocks which we believe have the attributes considered

Annual Report 2015
6

COLUMBIA LARGE CORE QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

most important in the Fund's quantitative stock selection model: companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we believe that stocks with these characteristics can outperform their peers in various macroeconomic conditions.

Equity Sector Breakdown (%) (at July 31, 2015)
Consumer Discretionary	12.7
Consumer Staples	9.7
Energy	7.2
Financials	16.4
Health Care	15.8
Industrials	9.9
Information Technology	19.8
Materials	2.7
Telecommunication Services	2.6
Utilities	3.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments elected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
7

COLUMBIA LARGE CORE QUANTITATIVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.00		1,019.75	5.35		5.24	1.04
Class B	1,000.00	1,000.00	1,061.00		1,016.01	9.20		9.00	1.79
Class C	1,000.00	1,000.00	1,060.70		1,016.01	9.20		9.00	1.79
Class I	1,000.00	1,000.00	1,066.80		1,021.69	3.35		3.28	0.65
Class K	1,000.00	1,000.00	1,065.80		1,020.19	4.89		4.78	0.95
Class R	1,000.00	1,000.00	1,064.00		1,018.50	6.64		6.49	1.29
Class R4	1,000.00	1,000.00	1,065.60		1,020.99	4.07		3.98	0.79
Class R5	1,000.00	1,000.00	1,067.10		1,021.44	3.61		3.53	0.70
Class W	1,000.00	1,000.00	1,065.80		1,019.75	5.36		5.24	1.04
Class Y	1,000.00	1,000.00	997.00	(a)	1,021.94	0.97	(a)	3.02	0.60 (a)
Class Z	1,000.00	1,000.00	1,065.80		1,020.99	4.07		3.98	0.79

(a) Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA LARGE CORE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.6%
Auto Components 0.8%
Delphi Automotive PLC	342,900	26,773,632
Goodyear Tire & Rubber Co. (The)	248,900	7,499,357
Total		34,272,989
Automobiles 0.2%
Ford Motor Co.	604,900	8,970,667
Hotels, Restaurants & Leisure 1.9%
Darden Restaurants, Inc.	1,070,700	78,974,832
Media 3.2%
Comcast Corp., Class A	1,771,505	110,559,627
Walt Disney Co. (The)	210,100	25,212,000
Total		135,771,627
Multiline Retail 1.4%
Target Corp.	739,400	60,519,890
Specialty Retail 4.9%
Best Buy Co., Inc.	1,260,100	40,688,629
Home Depot, Inc. (The)	820,000	95,964,600
Lowe's Companies, Inc.	1,034,800	71,773,728
Total		208,426,957
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.	255,000	7,956,000
Total Consumer Discretionary		534,892,962
CONSUMER STAPLES 9.7%
Beverages 0.7%
Dr. Pepper Snapple Group, Inc.	383,900	30,796,458
Food & Staples Retailing 3.5%
CVS Health Corp.	221,200	24,878,364
Kroger Co. (The)	2,310,400	90,660,096
Wal-Mart Stores, Inc.	445,700	32,081,486
Total		147,619,946
Food Products 1.8%
Archer-Daniels-Midland Co.	1,573,200	74,601,144
Tobacco 3.7%
Altria Group, Inc.	1,189,500	64,685,010
Philip Morris International, Inc.	1,086,400	92,919,792
Total		157,604,802
Total Consumer Staples		410,622,350

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 7.1%
Energy Equipment & Services 0.7%
National Oilwell Varco, Inc.	513,200	21,621,116
Transocean Ltd.	591,200	7,839,312
Total		29,460,428
Oil, Gas & Consumable Fuels 6.4%
Chevron Corp.	660,300	58,423,344
ConocoPhillips	1,522,260	76,630,569
EOG Resources, Inc.	75,000	5,789,250
Exxon Mobil Corp.	259,800	20,578,758
HollyFrontier Corp.	202,600	9,777,476
Marathon Oil Corp.	302,300	6,351,323
Tesoro Corp.	61,600	5,996,144
Valero Energy Corp.	1,375,150	90,209,840
Total		273,756,704
Total Energy		303,217,132
FINANCIALS 16.3%
Banks 4.3%
Citigroup, Inc.	1,860,000	108,735,600
JPMorgan Chase & Co.	1,082,300	74,170,019
Total		182,905,619
Capital Markets 0.8%
BlackRock, Inc.	92,000	30,941,440
T. Rowe Price Group, Inc.	53,800	4,149,594
Total		35,091,034
Consumer Finance 2.2%
Capital One Financial Corp.	714,800	58,113,240
Navient Corp.	2,140,700	33,608,990
Total		91,722,230
Diversified Financial Services 2.5%
Moody's Corp.	721,400	79,664,202
Voya Financial, Inc.	581,000	27,277,950
Total		106,942,152
Insurance 4.3%
Aon PLC	593,200	59,776,764
MetLife, Inc.	1,497,300	83,459,502
Prudential Financial, Inc.	467,700	41,325,972
Total		184,562,238

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA LARGE CORE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 2.2%
Digital Realty Trust, Inc.	126,200	8,110,874
General Growth Properties, Inc.	376,300	10,212,782
Simon Property Group, Inc.	403,000	75,449,660
Total		93,773,316
Total Financials		694,996,589
HEALTH CARE 15.7%
Biotechnology 3.7%
Alexion Pharmaceuticals, Inc.(a)	114,200	22,547,648
Alkermes PLC(a)	231,400	16,202,628
Biogen, Inc.(a)	26,600	8,479,548
BioMarin Pharmaceutical, Inc.(a)	79,900	11,686,973
Celgene Corp.(a)	261,900	34,374,375
Gilead Sciences, Inc.	221,300	26,082,418
Incyte Corp.(a)	98,500	10,271,580
Vertex Pharmaceuticals, Inc.(a)	213,600	28,836,000
Total		158,481,170
Health Care Equipment & Supplies 0.2%
Stryker Corp.	65,900	6,739,593
Health Care Providers & Services 3.3%
AmerisourceBergen Corp.	516,500	54,619,875
Anthem, Inc.	395,400	60,998,358
UnitedHealth Group, Inc.	205,400	24,935,560
Total		140,553,793
Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	355,300	14,549,535
Pharmaceuticals 8.2%
AbbVie, Inc.	678,600	47,508,786
Johnson & Johnson	1,310,900	131,365,289
Merck & Co., Inc.	836,800	49,337,728
Pfizer, Inc.	3,351,055	120,839,043
Total		349,050,846
Total Health Care		669,374,937
INDUSTRIALS 9.8%
Aerospace & Defense 3.9%
Boeing Co. (The)	401,900	57,941,923
General Dynamics Corp.	569,000	84,843,590
L-3 Communications Holdings, Inc.	193,800	22,376,148
Total		165,161,661

Common Stocks (continued)

Issuer	Shares	Value ($)
Air Freight & Logistics 1.9%
CH Robinson Worldwide, Inc.	767,700	53,854,155
United Parcel Service, Inc., Class B	260,000	26,613,600
Total		80,467,755
Airlines 0.9%
Delta Air Lines, Inc.	933,200	41,378,088
Commercial Services & Supplies 0.2%
Waste Management, Inc.	155,700	7,960,941
Electrical Equipment 0.9%
Rockwell Automation, Inc.	345,000	40,289,100
Industrial Conglomerates 1.8%
3M Co.	367,300	55,587,182
General Electric Co.	790,400	20,629,440
Total		76,216,622
Professional Services 0.2%
Equifax, Inc.	73,900	7,547,407
Total Industrials		419,021,574
INFORMATION TECHNOLOGY 19.6%
Communications Equipment 3.0%
Cisco Systems, Inc.	3,615,500	102,752,510
F5 Networks, Inc.(a)	169,200	22,696,488
Total		125,448,998
Internet Software & Services 1.7%
VeriSign, Inc.(a)	1,034,900	73,415,806
IT Services 2.6%
MasterCard, Inc., Class A	975,900	95,052,660
Visa, Inc., Class A	230,300	17,350,802
Total		112,403,462
Semiconductors & Semiconductor Equipment 2.1%
Intel Corp.	2,299,100	66,558,945
NVIDIA Corp.	1,207,600	24,091,620
Total		90,650,565
Software 5.6%
Electronic Arts, Inc.(a)	1,195,200	85,516,560
Microsoft Corp.(b)	1,620,000	75,654,000
Oracle Corp.	1,764,800	70,486,112
Red Hat, Inc.(a)	62,700	4,958,316
Total		236,614,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA LARGE CORE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	1,630,480	197,777,224
Total Information Technology		836,311,043
MATERIALS 2.7%
Chemicals 1.1%
LyondellBasell Industries NV, Class A	390,900	36,678,147
Mosaic Co. (The)	240,800	10,339,952
Total		47,018,099
Paper & Forest Products 1.6%
International Paper Co.	1,425,000	68,214,750
Total Materials		115,232,849
TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 2.6%
CenturyLink, Inc.	1,651,900	47,244,340
Verizon Communications, Inc.	1,373,700	64,275,423
Total		111,519,763
Total Telecommunication Services		111,519,763

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 3.2%
Electric Utilities 1.5%
Entergy Corp.	858,100	60,942,262
Multi-Utilities 1.7%
Public Service Enterprise Group, Inc.	1,753,300	73,060,011
Total Utilities		134,002,273
Total Common Stocks (Cost: $3,649,821,675)		4,229,191,472

Money Market Funds 0.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.124%(c)(d)	25,976,748	25,976,748
Total Money Market Funds (Cost: $25,976,748)		25,976,748
Total Investments (Cost: $3,675,798,423)		4,255,168,220
Other Assets & Liabilities, Net		3,006,461
Net Assets		4,258,174,681

At July 31, 2015, securities totaling $3,306,360 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P500	59	USD	30,951,400	09/2015	215,880	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA LARGE CORE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments (continued)

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	27,671,403	204,757,524	(206,452,179)	25,976,748	35,464	25,976,748

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA LARGE CORE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	534,892,962	—	—	534,892,962
Consumer Staples	410,622,350	—	—	410,622,350
Energy	303,217,132	—	—	303,217,132
Financials	694,996,589	—	—	694,996,589
Health Care	669,374,937	—	—	669,374,937
Industrials	419,021,574	—	—	419,021,574
Information Technology	836,311,043	—	—	836,311,043
Materials	115,232,849	—	—	115,232,849
Telecommunication Services	111,519,763	—	—	111,519,763
Utilities	134,002,273	—	—	134,002,273
Total Common Stocks	4,229,191,472	—	—	4,229,191,472
Money Market Funds	25,976,748	—	—	25,976,748
Total Investments	4,255,168,220	—	—	4,255,168,220
Derivatives
Assets
Futures Contracts	215,880	—	—	215,880
Total	4,255,384,100	—	—	4,255,384,100

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA LARGE CORE QUANTITATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,649,821,675)	$4,229,191,472
Affiliated issuers (identified cost $25,976,748)	25,976,748
Total investments (identified cost $3,675,798,423)	4,255,168,220
Receivable for:
Investments sold	123,062,353
Capital shares sold	895,066
Dividends	4,333,684
Variation margin	14,379
Prepaid expenses	20,416
Other assets	33,563
Total assets	4,383,527,681
Liabilities
Payable for:
Investments purchased	122,512,690
Capital shares purchased	1,859,231
Variation margin	86,125
Investment management fees	67,848
Distribution and/or service fees	27,950
Transfer agent fees	348,892
Administration fees	5,703
Plan administration fees	150
Compensation of board members	224,167
Other expenses	220,244
Total liabilities	125,353,000
Net assets applicable to outstanding capital stock	$4,258,174,681
Represented by
Paid-in capital	$4,010,459,472
Undistributed net investment income	25,751,031
Accumulated net realized loss	(357,621,499)
Unrealized appreciation (depreciation) on:
Investments	579,369,797
Futures contracts	215,880
Total — representing net assets applicable to outstanding capital stock	$4,258,174,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA LARGE CORE QUANTITATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$3,601,776,583
Shares outstanding	360,671,002
Net asset value per share	$9.99
Maximum offering price per share(a)	$10.60
Class B
Net assets	$43,755,088
Shares outstanding	4,412,566
Net asset value per share	$9.92
Class C
Net assets	$52,590,488
Shares outstanding	5,374,617
Net asset value per share	$9.78
Class I
Net assets	$335,759,470
Shares outstanding	33,363,696
Net asset value per share	$10.06
Class K
Net assets	$21,821,544
Shares outstanding	2,171,803
Net asset value per share	$10.05
Class R
Net assets	$4,942,728
Shares outstanding	495,485
Net asset value per share	$9.98
Class R4
Net assets	$947,531
Shares outstanding	94,048
Net asset value per share	$10.07
Class R5
Net assets	$76,799,318
Shares outstanding	7,666,166
Net asset value per share	$10.02
Class W
Net assets	$76,143,285
Shares outstanding	7,577,531
Net asset value per share	$10.05
Class Y
Net assets	$2,492
Shares outstanding	248
Net asset value per share(b)	$10.06
Class Z
Net assets	$43,636,154
Shares outstanding	4,345,253
Net asset value per share	$10.04

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA LARGE CORE QUANTITATIVE FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$91,417,128
Dividends — affiliated issuers	35,464
Total income	91,452,592
Expenses:
Investment management fees	24,409,533
Distribution and/or service fees
Class A	8,870,289
Class B	538,924
Class C	447,435
Class R	16,854
Class W	226,062
Transfer agent fees
Class A	5,588,308
Class B	85,986
Class C	69,644
Class K	13,918
Class R	5,351
Class R4	1,348
Class R5	33,786
Class W	143,693
Class Z	46,658
Administration fees	2,055,336
Plan administration fees
Class K	69,589
Compensation of board members	66,335
Custodian fees	36,286
Printing and postage fees	415,726
Registration fees	140,833
Professional fees	62,136
Other	63,885
Total expenses	43,407,915
Expense reductions	(3,132)
Total net expenses	43,404,783
Net investment income	48,047,809
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	511,821,819
Futures contracts	2,522,562
Net realized gain	514,344,381
Net change in unrealized appreciation (depreciation) on:
Investments	(55,513,305)
Futures contracts	1,000,045
Net change in unrealized depreciation	(54,513,260)
Net realized and unrealized gain	459,831,121
Net increase in net assets resulting from operations	$507,878,930

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA LARGE CORE QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$48,047,809	$44,218,376
Net realized gain	514,344,381	681,575,535
Net change in unrealized depreciation	(54,513,260)	(113,867,328)
Net increase in net assets resulting from operations	507,878,930	611,926,583
Distributions to shareholders
Net investment income
Class A	(36,842,502)	(54,841,069)
Class B	(195,763)	(760,088)
Class C	(151,340)	(350,477)
Class I	(4,758,466)	(6,403,054)
Class K	(329,772)	(560,040)
Class R	(25,994)	(67,479)
Class R4	(15,329)	(788)
Class R5	(926,384)	(1,052,104)
Class W	(1,116,991)	(1,869,527)
Class Z	(479,036)	(101,901)
Total distributions to shareholders	(44,841,577)	(66,006,527)
Decrease in net assets from capital stock activity	(144,451,749)	(338,193,740)
Total increase in net assets	318,585,604	207,726,316
Net assets at beginning of year	3,939,589,077	3,731,862,761
Net assets at end of year	$4,258,174,681	$3,939,589,077
Undistributed net investment income	$25,751,031	$22,990,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA LARGE CORE QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	17,587,216	170,092,203	11,113,175	93,194,066
Distributions reinvested	3,641,858	35,253,183	6,322,598	52,414,339
Redemptions	(33,072,039)	(319,811,522)	(42,963,218)	(358,733,438)
Net decrease	(11,842,965)	(114,466,136)	(25,527,445)	(213,125,033)
Class B shares
Subscriptions	61,189	587,410	75,514	626,674
Distributions reinvested	20,184	194,979	91,498	757,605
Redemptions(b)	(2,530,084)	(24,166,864)	(3,308,308)	(27,517,212)
Net decrease	(2,448,711)	(23,384,475)	(3,141,296)	(26,132,933)
Class C shares
Subscriptions	1,894,029	18,052,763	580,549	4,760,033
Distributions reinvested	14,936	142,341	40,320	329,417
Redemptions	(611,397)	(5,781,701)	(578,175)	(4,755,584)
Net increase	1,297,568	12,413,403	42,694	333,866
Class I shares
Subscriptions	2,788,686	26,484,929	1,708,642	14,578,704
Distributions reinvested	488,544	4,758,418	768,621	6,402,615
Redemptions	(5,459,691)	(52,890,945)	(4,769,506)	(40,870,034)
Net decrease	(2,182,461)	(21,647,598)	(2,292,243)	(19,888,715)
Class K shares
Subscriptions	425,071	4,098,077	483,701	3,937,167
Distributions reinvested	33,854	329,737	67,170	559,527
Redemptions	(1,413,818)	(14,031,932)	(7,155,629)	(57,498,407)
Net decrease	(954,893)	(9,604,118)	(6,604,758)	(53,001,713)
Class R shares
Subscriptions	292,910	2,910,096	80,800	674,096
Distributions reinvested	1,733	16,795	4,751	39,431
Redemptions	(208,955)	(2,006,827)	(215,473)	(1,843,459)
Net increase (decrease)	85,688	920,064	(129,922)	(1,129,932)
Class R4 shares
Subscriptions	146,829	1,436,190	21,998	198,012
Distributions reinvested	1,568	15,292	88	731
Redemptions	(76,011)	(763,014)	(780)	(6,605)
Net increase	72,386	688,468	21,306	192,138
Class R5 shares
Subscriptions	1,891,873	18,585,615	756,213	6,405,371
Distributions reinvested	95,598	926,340	126,733	1,051,880
Redemptions	(737,647)	(7,287,500)	(495,166)	(4,150,020)
Net increase	1,249,824	12,224,455	387,780	3,307,231

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA LARGE CORE QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	4,046,671	38,181,158	10,437,608	82,905,153
Distributions reinvested	114,678	1,116,961	224,152	1,869,431
Redemptions	(7,976,478)	(76,361,052)	(13,782,580)	(115,020,325)
Net decrease	(3,815,129)	(37,062,933)	(3,120,820)	(30,245,741)
Class Y shares
Subscriptions	248	2,500	—	—
Net increase	248	2,500	—	—
Class Z shares
Subscriptions	4,665,779	45,312,618	541,375	4,502,429
Distributions reinvested	46,663	453,563	8,225	68,434
Redemptions	(1,039,168)	(10,301,560)	(367,765)	(3,073,771)
Net increase	3,673,274	35,464,621	181,835	1,497,092
Total net decrease	(14,865,171)	(144,451,749)	(40,182,869)	(338,193,740)

(a) Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.93		$7.75		$6.33		$5.78		$4.74
Income from investment operations:
Net investment income	0.11		0.09		0.09		0.08		0.06
Net realized and unrealized gain	1.05		1.23		1.42		0.51		1.02
Total from investment operations	1.16		1.32		1.51		0.59		1.08
Less distributions to shareholders:
Net investment income	(0.10)		(0.14)		(0.09)		(0.04)		(0.04)
Total distributions to shareholders	(0.10)		(0.14)		(0.09)		(0.04)		(0.04)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$9.99		$8.93		$7.75		$6.33		$5.78
Total return	13.03%		17.21%		24.12%		10.25%		22.76%
Ratios to average net assets(b)
Total gross expenses	1.06%		1.11%		1.18%		1.17%		1.18%
Total net expenses(c)	1.06	%(d)	1.11	%(d)	1.16	%(d)	1.08	%(d)	1.12%
Net investment income	1.12%		1.12%		1.28%		1.36%		1.19%
Supplemental data
Net assets, end of period (in thousands)	$3,601,777		$3,325,544		$3,084,807		$2,800,422		$2,845,786
Portfolio turnover	77%		73%		69%		71%		57%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.87		$7.71		$6.28		$5.74		$4.71
Income from investment operations:
Net investment income	0.04		0.03		0.04		0.04		0.02
Net realized and unrealized gain	1.04		1.22		1.42		0.50		1.01
Total from investment operations	1.08		1.25		1.46		0.54		1.03
Less distributions to shareholders:
Net investment income	(0.03)		(0.09)		(0.03)		—		—
Total distributions to shareholders	(0.03)		(0.09)		(0.03)		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$9.92		$8.87		$7.71		$6.28		$5.74
Total return	12.23%		16.25%		23.27%		9.41%		21.87%
Ratios to average net assets(b)
Total gross expenses	1.81%		1.87%		1.93%		1.92%		1.93%
Total net expenses(c)	1.81	%(d)	1.87	%(d)	1.91	%(d)	1.83	%(d)	1.88%
Net investment income	0.38%		0.39%		0.54%		0.63%		0.44%
Supplemental data
Net assets, end of period (in thousands)	$43,755		$60,860		$77,087		$83,451		$114,107
Portfolio turnover	77%		73%		69%		71%		57%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.75		$7.61		$6.22		$5.68		$4.66
Income from investment operations:
Net investment income	0.04		0.03		0.04		0.03		0.02
Net realized and unrealized gain	1.02		1.20		1.40		0.51		1.00
Total from investment operations	1.06		1.23		1.44		0.54		1.02
Less distributions to shareholders:
Net investment income	(0.03)		(0.09)		(0.05)		—		—
Total distributions to shareholders	(0.03)		(0.09)		(0.05)		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$9.78		$8.75		$7.61		$6.22		$5.68
Total return	12.17%		16.20%		23.22%		9.51%		21.89%
Ratios to average net assets(b)
Total gross expenses	1.80%		1.86%		1.93%		1.92%		1.94%
Total net expenses(c)	1.80	%(d)	1.86	%(d)	1.91	%(d)	1.83	%(d)	1.88%
Net investment income	0.37%		0.37%		0.53%		0.59%		0.44%
Supplemental data
Net assets, end of period (in thousands)	$52,590		$35,687		$30,686		$25,903		$23,061
Portfolio turnover	77%		73%		69%		71%		57%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.00	$7.81	$6.38	$5.82	$4.77
Income from investment operations:
Net investment income	0.15	0.13	0.12	0.11	0.09
Net realized and unrealized gain	1.05	1.24	1.43	0.51	1.02
Total from investment operations	1.20	1.37	1.55	0.62	1.11
Less distributions to shareholders:
Net investment income	(0.14)	(0.18)	(0.12)	(0.06)	(0.06)
Total distributions to shareholders	(0.14)	(0.18)	(0.12)	(0.06)	(0.06)
Proceeds from regulatory settlements	—	—	—	0.00 (a)	—
Net asset value, end of period	$10.06	$9.00	$7.81	$6.38	$5.82
Total return	13.39%	17.71%	24.65%	10.85%	23.34%
Ratios to average net assets(b)
Total gross expenses	0.65%	0.65%	0.67%	0.68%	0.71%
Total net expenses(c)	0.65%	0.65%	0.66%	0.65%	0.69%
Net investment income	1.53%	1.58%	1.78%	1.77%	1.62%
Supplemental data
Net assets, end of period (in thousands)	$335,759	$319,764	$295,375	$279,293	$212,969
Portfolio turnover	77%	73%	69%	71%	57%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$8.98	$7.80	$6.37	$5.80	$4.76
Income from investment operations:
Net investment income	0.12	0.11	0.10	0.09	0.08
Net realized and unrealized gain	1.06	1.23	1.43	0.52	1.00
Total from investment operations	1.18	1.34	1.53	0.61	1.08
Less distributions to shareholders:
Net investment income	(0.11)	(0.16)	(0.10)	(0.04)	(0.04)
Total distributions to shareholders	(0.11)	(0.16)	(0.10)	(0.04)	(0.04)
Proceeds from regulatory settlements	—	—	—	0.00 (a)	—
Net asset value, end of period	$10.05	$8.98	$7.80	$6.37	$5.80
Total return	13.22%	17.29%	24.29%	10.57%	22.83%
Ratios to average net assets(b)
Total gross expenses	0.95%	0.95%	0.97%	1.06%	0.97%
Total net expenses(c)	0.95%	0.95%	0.96%	0.95%	0.96%
Net investment income	1.24%	1.34%	1.47%	1.50%	1.39%
Supplemental data
Net assets, end of period (in thousands)	$21,822	$28,087	$75,884	$61,446	$73,036
Portfolio turnover	77%	73%	69%	71%	57%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.92		$7.75		$6.33		$5.77		$4.73
Income from investment operations:
Net investment income	0.08		0.07		0.07		0.06		0.05
Net realized and unrealized gain	1.05		1.22		1.43		0.52		1.01
Total from investment operations	1.14		1.29		1.50		0.58		1.06
Less distributions to shareholders:
Net investment income	(0.08)		(0.12)		(0.08)		(0.02)		(0.02)
Total distributions to shareholders	(0.08)		(0.12)		(0.08)		(0.02)		(0.02)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$9.98		$8.92		$7.75		$6.33		$5.77
Total return	12.78%		16.81%		23.87%		10.11%		22.51%
Ratios to average net assets(b)
Total gross expenses	1.31%		1.37%		1.43%		1.41%		1.44%
Total net expenses(c)	1.31	%(d)	1.37	%(d)	1.41	%(d)	1.32	%(d)	1.38%
Net investment income	0.86%		0.89%		1.02%		1.05%		0.92%
Supplemental data
Net assets, end of period (in thousands)	$4,943		$3,655		$4,180		$3,522		$2,579
Portfolio turnover	77%		73%		69%		71%		57%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.00		$7.81		$7.02
Income from investment operations:
Net investment income	0.14		0.11		0.03
Net realized and unrealized gain	1.05		1.24		0.76
Total from investment operations	1.19		1.35		0.79
Less distributions to shareholders:
Net investment income	(0.12)		(0.16)		—
Total distributions to shareholders	(0.12)		(0.16)		—
Net asset value, end of period	$10.07		$9.00		$7.81
Total return	13.29%		17.45%		11.25%
Ratios to average net assets(b)
Total gross expenses	0.80%		0.87%		0.92	%(c)
Total net expenses(d)	0.80	%(e)	0.87	%(e)	0.92	%(c)
Net investment income	1.40%		1.34%		1.25	%(c)
Supplemental data
Net assets, end of period (in thousands)	$948		$195		$3
Portfolio turnover	77%		73%		69%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$8.96	$7.77	$6.35	$5.80	$4.75
Income from investment operations:
Net investment income	0.14	0.13	0.12	0.10	0.09
Net realized and unrealized gain	1.06	1.24	1.42	0.51	1.02
Total from investment operations	1.20	1.37	1.54	0.61	1.11
Less distributions to shareholders:
Net investment income	(0.14)	(0.18)	(0.12)	(0.06)	(0.06)
Total distributions to shareholders	(0.14)	(0.18)	(0.12)	(0.06)	(0.06)
Proceeds from regulatory settlements	—	—	—	0.00 (a)	—
Net asset value, end of period	$10.02	$8.96	$7.77	$6.35	$5.80
Total return	13.40%	17.75%	24.55%	10.71%	23.38%
Ratios to average net assets(b)
Total gross expenses	0.70%	0.70%	0.72%	0.80%	0.72%
Total net expenses(c)	0.70%	0.70%	0.71%	0.70%	0.70%
Net investment income	1.47%	1.53%	1.72%	1.72%	1.61%
Supplemental data
Net assets, end of period (in thousands)	$76,799	$57,466	$46,858	$37,489	$31,225
Portfolio turnover	77%	73%	69%	71%	57%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.98		$7.80		$6.37		$5.81		$4.73
Income from investment operations:
Net investment income	0.11		0.09		0.09		0.08		0.06
Net realized and unrealized gain	1.06		1.23		1.43		0.51		1.02
Total from investment operations	1.17		1.32		1.52		0.59		1.08
Less distributions to shareholders:
Net investment income	(0.10)		(0.14)		(0.09)		(0.03)		—
Total distributions to shareholders	(0.10)		(0.14)		(0.09)		(0.03)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$10.05		$8.98		$7.80		$6.37		$5.81
Total return	13.07%		17.10%		24.15%		10.23%		22.83%
Ratios to average net assets(b)
Total gross expenses	1.06%		1.12%		1.18%		1.18%		1.17%
Total net expenses(c)	1.06	%(d)	1.12	%(d)	1.16	%(d)	1.08	%(d)	1.12%
Net investment income	1.09%		1.09%		1.27%		1.35%		1.22%
Supplemental data
Net assets, end of period (in thousands)	$76,143		$102,303		$113,166		$115,408		$141,510
Portfolio turnover	77%		73%		69%		71%		57%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.09
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.05	)(b)
Total from investment operations	(0.03)
Net asset value, end of period	$10.06
Total return	(0.30%)
Ratios to average net assets(c)
Total gross expenses	0.60	%(d)
Total net expenses(e)	0.60	%(d)
Net investment income	1.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	77%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA LARGE CORE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$8.97		$7.79		$6.36		$5.81		$4.98
Income from investment operations:
Net investment income	0.14		0.11		0.10		0.09		0.07
Net realized and unrealized gain	1.05		1.23		1.44		0.52		0.82
Total from investment operations	1.19		1.34		1.54		0.61		0.89
Less distributions to shareholders:
Net investment income	(0.12)		(0.16)		(0.11)		(0.06)		(0.06)
Total distributions to shareholders	(0.12)		(0.16)		(0.11)		(0.06)		(0.06)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$10.04		$8.97		$7.79		$6.36		$5.81
Total return	13.34%		17.38%		24.48%		10.59%		17.89%
Ratios to average net assets(c)
Total gross expenses	0.80%		0.87%		0.93%		0.89%		0.89	%(d)
Total net expenses(e)	0.80	%(f)	0.87	%(f)	0.91	%(f)	0.82	%(f)	0.83	%(d)
Net investment income	1.38%		1.35%		1.51%		1.60%		1.52	%(d)
Supplemental data
Net assets, end of period (in thousands)	$43,636		$6,030		$3,817		$2,496		$1,820
Portfolio turnover	77%		73%		69%		71%		57%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Large Core Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on June 1, 2015.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Annual Report 2015
31

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral

Annual Report 2015
32

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Annual Report 2015
33

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	215,880	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,522,562
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,000,045

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	32,394,319

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result

Annual Report 2015
34

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.58% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net

Annual Report 2015
35

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $7,188.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise

Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.15
Class R5	0.05
Class W	0.16
Class Z	0.15

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $56,748. The liability remaining at July 31, 2015 for non-recurring charges associated with the lease amounted to $33,355 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at July 31, 2015 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.

Annual Report 2015
36

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $3,132

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $5,810,000 and $1,234,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,667,601 for Class A, $9,040 for Class B and $2,322 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014		Contractual Expense Cap Prior to December 1, 2014
Class A	1.18%		1.18%
Class B	1.93		1.93
Class C	1.93		1.93
Class I	0.80		0.77
Class K	1.10		1.07
Class R	1.43		1.43
Class R4	0.93		0.93
Class R5	0.85		0.82
Class W	1.18		1.18
Class Y	0.80	*	—
Class Z	0.93		0.93

*Expense cap rate is voluntary on June 1, 2015 (the commencement of operations of Class Y shares).

The voluntary expense cap arrangement may be revised or discontinued at any time. The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2015
37

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, re-characterization of distributions for investments, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(445,497)
Accumulated net realized loss	445,497

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$44,841,577	$66,006,527

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	25,970,605
Capital loss carryforwards	(355,833,034)
Net unrealized appreciation	577,797,212

At July 31, 2015, the cost of investments for federal income tax purposes was $3,677,371,008 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$701,433,056
Unrealized depreciation	(123,635,844)
Net unrealized appreciation	577,797,212

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	8,928,904
2018	328,324,590
2019	18,579,540
Total	355,833,034

For the year ended July 31, 2015, $517,117,549 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,218,924,487 and $3,347,410,005, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 87.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2015
38

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 8. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund previously held investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) was the counterparty. The notes (with an aggregate principal amount of $2.6 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008. Based on the bankruptcy proceedings and information provided by the bankruptcy court, the Fund recognized realized losses of $2.3 million and recorded receivables aggregating $246,717, representing the estimated recoverable balance. During the year ended July 31, 2015, the Fund received $205,120 from the bankruptcy proceedings. In aggregate, the Fund received $911,897 and does not expect any further receipts.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further,

Annual Report 2015
39

COLUMBIA LARGE CORE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
40

COLUMBIA LARGE CORE QUANTITATIVE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Large Core Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Core Quantitative Fund (the "Fund," a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015
41

COLUMBIA LARGE CORE QUANTITATIVE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2015
42

COLUMBIA LARGE CORE QUANTITATIVE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
43

COLUMBIA LARGE CORE QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
44

COLUMBIA LARGE CORE QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
45

COLUMBIA LARGE CORE QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
46

COLUMBIA LARGE CORE QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
47

COLUMBIA LARGE CORE QUANTITATIVE FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Core Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
48

COLUMBIA LARGE CORE QUANTITATIVE FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
49

COLUMBIA LARGE CORE QUANTITATIVE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Core Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer's organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no

Annual Report 2015
50

COLUMBIA LARGE CORE QUANTITATIVE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund's next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds' performance and expenses, and JDL's conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Annual Report 2015
51

COLUMBIA LARGE CORE QUANTITATIVE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2015
52

COLUMBIA LARGE CORE QUANTITATIVE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
53

Columbia Large Core Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN177_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Interim Approval of Investment Management Services Agreement	47
Approval of Investment Management Services Agreement	49
Important Information About This Report	51

Annual Report 2015

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Growth Quantitative Fund (the Fund) Class A shares returned 16.41% excluding sales charges for the 12-month period that ended July 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 16.08% during the same time period.

■  The Fund's relative results can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	Life
Class A	05/17/07
Excluding sales charges		16.41	17.59	7.49
Including sales charges		9.73	16.20	6.72
Class B	05/17/07
Excluding sales charges		15.49	16.70	6.68
Including sales charges		10.49	16.48	6.68
Class C	05/17/07
Excluding sales charges		15.47	16.71	6.68
Including sales charges		14.47	16.71	6.68
Class I	05/17/07	16.89	18.12	7.98
Class K	05/17/07	16.60	17.79	7.70
Class R	05/17/07	16.22	17.31	7.24
Class R4*	06/01/15	16.40	17.59	7.49
Class R5*	11/08/12	16.82	17.88	7.65
Class W*	08/01/08	16.43	17.56	7.49
Class Y*	06/01/15	16.52	17.61	7.50
Class Z*	09/27/10	16.80	17.82	7.62
Russell 1000 Growth Index		16.08	17.75	8.58

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 17, 2007 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Growth Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares

Annual Report 2015
4

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At July 31, 2015, approximately 39% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2015, the Fund's Class A shares returned 16.41% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 16.08% during the same time period. The Fund's relative results can be attributed primarily to stock selection.

U.S. Equities Gained Amid Positive Economic Growth

Performance of U.S. equities was reasonably good for the fiscal period ended July 31, 2015. Growth strategies significantly outperformed value strategies during the period, and other than a couple of brief time spans of increased volatility, U.S. equity markets were rather stable. U.S. economic growth remained positive, though below the pace that many economists had been forecasting, while economic growth outside the U.S. remained fairly sluggish.

Long-term interest rates in the U.S. and around the globe declined, and short-term interest rates remained at or near zero in many countries, as central banks continued to flood markets with liquidity in attempts to stimulate economic activity. Oil prices declined sharply, as supply growth exceeded the modest growth of oil demand, leading to progressively better consumer spending. A focus on U.S. Federal Reserve (Fed) policy appeared to intensify as the fiscal year progressed. Although the timing of the Fed's first interest-rate increase remains dependent on incoming economic data, the markets began to anticipate that the initial hike could occur between September and year end 2015.

Growth-Oriented Stocks Led Market Higher

For most of the period, stocks which demonstrated high growth characteristics notably outperformed those with little growth orientation. Stocks with the most momentum outperformed those with little or no momentum. Not uncommon in a growth-oriented environment, stocks considered most attractively valued, as measured by earnings yield, underperformed by a wide margin those that were less attractively valued. Further, in contrast to the prior fiscal year, the most volatile stocks in the benchmark, as measured by beta, underperformed those with lower levels of volatility.

Our stock selection model performed well during the period. We divide the metrics for our stock selection model into three broad categories: valuation, catalyst and quality. Stocks scored as most favorable in each of these three categories outperformed those that scored unfavorably based on each category's metrics for the 12 months ended July 31, 2015.

Portfolio Management

Brian Condon, CFA

Peter Albanese

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at July 31, 2015)
Apple, Inc.	8.1
Microsoft Corp.	3.2
Home Depot, Inc. (The)	3.0
Comcast Corp., Class A	2.9
MasterCard, Inc., Class A	2.7
Walt Disney Co. (The)	2.6
Altria Group, Inc.	2.5
Visa, Inc., Class A	2.4
3M Co.	2.3
AbbVie, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2015)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Effective Stock Selection Boosted Fund Performance

As usual, the Fund maintained a relatively neutral stance with regard to sector allocation, and the majority of its performance relative to the benchmark was influenced by stock selection. Stock selection within the information technology sector benefited performance most, notably in the information technology services industry. Stock selection in health care contributed significantly as well, especially in the health care providers and services industry. Stock selection in consumer staples, industrials, energy and financials also added value.

Individual stocks that contributed most to relative performance were interactive entertainment software developer Electronic Arts and supermarket and convenience store operator Kroger. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall. Electronic Arts generated strong revenue and earnings, boosted by recent game launches and success with its move to digital, widely seen to support more consistent cash flows and revenues. Kroger gained market share, beat quarterly earnings estimates and benefited from multiple recent acquisitions.

Materials Holdings Hampered Returns

Stock selection in the materials sector was the primary detractor from the Fund's relative performance, most notably in the chemicals industry. Stock selection in consumer discretionary, notably in the internet and catalog retail industry, and in telecommunication services, primarily the diversified telecommunication services industry, hampered results as well. The Fund's greatest individual detractors were oil and gas services and equipment company National Oilwell Varco and integrated oil company ConocoPhillips. Each underperformed as oil prices fell sharply on concerns of potentially slowing global economic growth coupled with too much supply and increasing production. A position in telecommunications company CenturyLink was also a relative detractor from the Fund's results. Its earnings were disappointing, and investor concerns heightened around the stability of the company's dividend.

Portfolio construction process guided investment changes

While there were some changes in sector allocations and individual security positions during the period as a result of the Fund's bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Further, there were no significant changes to our stock selection model during the period.

Looking Ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. We continue to favor stocks which we believe have the attributes considered

Annual Report 2015
6

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

most important in the Fund's quantitative stock selection model: companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we believe that stocks with these characteristics have can outperform their peers in various macroeconomic conditions.

Equity Sector Breakdown (%) (at July 31, 2015)
Consumer Discretionary	21.0
Consumer Staples	10.6
Energy	0.5
Financials	5.1
Health Care	18.3
Industrials	10.9
Information Technology	27.6
Materials	4.0
Telecommunication Services	2.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the fund to achieve its objective. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
7

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,079.30		1,018.75	6.43		6.24	1.24
Class B	1,000.00	1,000.00	1,074.80		1,015.01	10.29		10.00	1.99
Class C	1,000.00	1,000.00	1,075.30		1,015.01	10.30		10.00	1.99
Class I	1,000.00	1,000.00	1,081.50		1,021.04	4.05		3.93	0.78
Class K	1,000.00	1,000.00	1,079.30		1,019.60	5.55		5.39	1.07
Class R	1,000.00	1,000.00	1,077.90		1,017.45	7.77		7.54	1.50
Class R4	1,000.00	1,000.00	1,010.70	(a)	1,019.70	1.71	(a)	5.29	1.05	(a)
Class R5	1,000.00	1,000.00	1,081.50		1,020.59	4.51		4.38	0.87
Class W	1,000.00	1,000.00	1,078.90		1,018.75	6.43		6.24	1.24
Class Y	1,000.00	1,000.00	1,011.70	(a)	1,021.19	1.22	(a)	3.78	0.75	(a)
Class Z	1,000.00	1,000.00	1,081.10		1,020.00	5.14		4.99	0.99

(a) Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.8%
Auto Components 1.3%
Gentex Corp.	527,400	8,480,592
Diversified Consumer Services 1.7%
ServiceMaster Global Holdings, Inc.(a)	273,800	10,604,274
Hotels, Restaurants & Leisure 2.1%
Brinker International, Inc.	30,100	1,802,990
Darden Restaurants, Inc.	135,000	9,957,600
Wyndham Worldwide Corp.	20,000	1,650,400
Total		13,410,990
Internet & Catalog Retail 1.5%
Amazon.com, Inc.(a)	1,300	696,995
Liberty Interactive Corp., Class A(a)	57,800	1,679,090
Liberty Ventures, Inc., Class A(a)	175,300	7,271,444
Total		9,647,529
Media 5.6%
Comcast Corp.	18,800	1,171,992
Comcast Corp., Class A	288,100	17,980,321
Walt Disney Co. (The)	135,900	16,308,000
Total		35,460,313
Multiline Retail 1.6%
Target Corp.	122,800	10,051,180
Specialty Retail 5.8%
Foot Locker, Inc.	58,700	4,141,285
Home Depot, Inc. (The)	161,100	18,853,533
Lowe's Companies, Inc.	197,000	13,663,920
Total		36,658,738
Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.	234,600	7,319,520
Total Consumer Discretionary		131,633,136
CONSUMER STAPLES 10.4%
Beverages 1.6%
Dr. Pepper Snapple Group, Inc.	128,200	10,284,204
Food & Staples Retailing 3.3%
CVS Health Corp.	62,900	7,074,363
Kroger Co. (The)	345,886	13,572,567
Total		20,646,930

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 1.3%
Ingredion, Inc.	55,000	4,851,000
Pilgrim's Pride Corp.	160,200	3,466,728
Total		8,317,728
Tobacco 4.2%
Altria Group, Inc.	290,224	15,782,381
Philip Morris International, Inc.	130,000	11,118,900
Total		26,901,281
Total Consumer Staples		66,150,143
ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%
Marathon Petroleum Corp.	61,800	3,378,606
Total Energy		3,378,606
FINANCIALS 5.1%
Capital Markets 0.2%
BlackRock, Inc.	3,600	1,210,752
Consumer Finance 0.9%
Santander Consumer USA Holdings, Inc.(a)	231,800	5,604,924
Diversified Financial Services 1.9%
Moody's Corp.	108,100	11,937,483
Real Estate Investment Trusts (REITs) 2.1%
Equity LifeStyle Properties, Inc.	114,000	6,598,320
Simon Property Group, Inc.	36,100	6,758,642
Total		13,356,962
Total Financials		32,110,121
HEALTH CARE 18.2%
Biotechnology 6.8%
Alexion Pharmaceuticals, Inc.(a)	24,900	4,916,256
Alkermes PLC(a)	42,700	2,989,854
Biogen, Inc.(a)	13,400	4,271,652
BioMarin Pharmaceutical, Inc.(a)	23,500	3,437,345
Celgene Corp.(a)	81,900	10,749,375
Gilead Sciences, Inc.	81,300	9,582,018
Incyte Corp.(a)	25,500	2,659,140
Vertex Pharmaceuticals, Inc.(a)	34,400	4,644,000
Total		43,249,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.2%
DENTSPLY International, Inc.	36,000	2,048,760
Hill-Rom Holdings, Inc.	17,500	980,525
Stryker Corp.	108,600	11,106,522
Total		14,135,807
Health Care Providers & Services 4.7%
AmerisourceBergen Corp.	111,000	11,738,250
Cardinal Health, Inc.	110,400	9,381,792
Centene Corp.(a)	72,500	5,084,425
Health Net, Inc.(a)	48,700	3,256,082
Total		29,460,549
Pharmaceuticals 4.5%
AbbVie, Inc.	205,700	14,401,057
Johnson & Johnson	119,300	11,955,053
Merck & Co., Inc.	29,800	1,757,008
Total		28,113,118
Total Health Care		114,959,114
INDUSTRIALS 10.7%
Aerospace & Defense 4.0%
Boeing Co. (The)	3,800	547,846
General Dynamics Corp.	32,100	4,786,431
Huntington Ingalls Industries, Inc.	83,400	9,791,994
Spirit AeroSystems Holdings, Inc., Class A(a)	184,800	10,404,240
Total		25,530,511
Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc.	75,000	5,261,250
Airlines 2.3%
Delta Air Lines, Inc.	256,900	11,390,946
United Continental Holdings, Inc.(a)	51,700	2,915,363
Total		14,306,309
Industrial Conglomerates 2.3%
3M Co.	96,700	14,634,578
Machinery 1.0%
Lincoln Electric Holdings, Inc.	104,000	6,297,200
Professional Services 0.3%
Equifax, Inc.	19,300	1,971,109
Total Industrials		68,000,957

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 27.3%
Communications Equipment 0.3%
F5 Networks, Inc.(a)	14,300	1,918,202
Internet Software & Services 4.7%
Facebook, Inc., Class A(a)	58,800	5,527,788
Google, Inc., Class A(a)	8,190	5,384,925
Google, Inc., Class C(a)	10,821	6,769,726
VeriSign, Inc.(a)	169,400	12,017,236
Total		29,699,675
IT Services 5.2%
MasterCard, Inc., Class A	173,300	16,879,420
Visa, Inc., Class A	198,600	14,962,524
WEX, Inc.(a)	14,700	1,499,988
Total		33,341,932
Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.	346,900	10,042,755
Software 7.5%
Electronic Arts, Inc.(a)	172,200	12,320,910
Microsoft Corp.(b)	422,990	19,753,633
Oracle Corp.	270,600	10,807,764
SolarWinds, Inc.(a)	111,100	4,431,779
Total		47,314,086
Technology Hardware, Storage & Peripherals 8.0%
Apple, Inc.	415,777	50,433,750
Total Information Technology		172,750,400
MATERIALS 4.0%
Chemicals 2.3%
LyondellBasell Industries NV, Class A	115,700	10,856,131
Sherwin-Williams Co. (The)	13,200	3,666,432
Total		14,522,563
Paper & Forest Products 1.7%
International Paper Co.	219,200	10,493,104
Total Materials		25,015,667
TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 2.0%
Verizon Communications, Inc.	265,200	12,408,708
Total Telecommunication Services		12,408,708
Total Common Stocks (Cost: $483,507,798)		626,406,852

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Money Market Funds 1.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.124%(c)(d)	6,520,533	6,520,533
Total Money Market Funds (Cost: $6,520,533)		6,520,533
Total Investments (Cost: $490,028,331)		632,927,385
Other Assets & Liabilities, Net		(89,098)
Net Assets		632,838,287

At July 31, 2015, securities totaling $677,150 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 FUTURE	13	USD	6,819,800	09/2015	108,555	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2015.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,787,002	150,960,605	(149,227,074)	6,520,533	10,598	6,520,533

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	131,633,136	—	—	131,633,136
Consumer Staples	66,150,143	—	—	66,150,143
Energy	3,378,606	—	—	3,378,606
Financials	32,110,121	—	—	32,110,121
Health Care	114,959,114	—	—	114,959,114
Industrials	68,000,957	—	—	68,000,957
Information Technology	172,750,400	—	—	172,750,400
Materials	25,015,667	—	—	25,015,667
Telecommunication Services	12,408,708	—	—	12,408,708
Total Common Stocks	626,406,852	—	—	626,406,852
Money Market Funds	6,520,533	—	—	6,520,533
Total Investments	632,927,385	—	—	632,927,385
Derivatives
Assets
Futures Contracts	108,555	—	—	108,555
Total	633,035,940	—	—	633,035,940

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $483,507,798)	$626,406,852
Affiliated issuers (identified cost $6,520,533)	6,520,533
Total investments (identified cost $490,028,331)	632,927,385
Cash	4,357
Receivable for:
Capital shares sold	336,670
Dividends	404,136
Variation margin	11,983
Prepaid expenses	5,950
Other assets	21,870
Total assets	633,712,351
Liabilities
Payable for:
Capital shares purchased	665,923
Variation margin	23,850
Investment management fees	11,827
Distribution and/or service fees	2,805
Transfer agent fees	62,419
Administration fees	1,024
Compensation of board members	49,926
Other expenses	56,290
Total liabilities	874,064
Net assets applicable to outstanding capital stock	$632,838,287
Represented by
Paid-in capital	$438,181,436
Undistributed net investment income	3,010,191
Accumulated net realized gain	48,639,051
Unrealized appreciation (depreciation) on:
Investments	142,899,054
Futures contracts	108,555
Total — representing net assets applicable to outstanding capital stock	$632,838,287

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$247,169,653
Shares outstanding	26,332,324
Net asset value per share	$9.39
Maximum offering price per share(a)	$9.96
Class B
Net assets	$545,696
Shares outstanding	59,323
Net asset value per share	$9.20
Class C
Net assets	$11,824,792
Shares outstanding	1,293,464
Net asset value per share	$9.14
Class I
Net assets	$248,438,086
Shares outstanding	26,011,221
Net asset value per share	$9.55
Class K
Net assets	$2,895
Shares outstanding	304
Net asset value per share(b)	$9.53
Class R
Net assets	$95,587
Shares outstanding	10,163
Net asset value per share	$9.41
Class R4
Net assets	$59,230
Shares outstanding	6,279
Net asset value per share	$9.43
Class R5
Net assets	$1,315,746
Shares outstanding	135,791
Net asset value per share	$9.69
Class W
Net assets	$112,927,748
Shares outstanding	11,963,412
Net asset value per share	$9.44
Class Y
Net assets	$2,529
Shares outstanding	265
Net asset value per share(b)	$9.53
Class Z
Net assets	$10,456,325
Shares outstanding	1,105,647
Net asset value per share	$9.46

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$11,733,361
Dividends — affiliated issuers	10,598
Total income	11,743,959
Expenses:
Investment management fees	4,427,170
Distribution and/or service fees
Class A	648,515
Class B	7,344
Class C	75,316
Class R	292
Class W	274,656
Transfer agent fees
Class A	534,910
Class B	1,514
Class C	15,561
Class K	1
Class R	121
Class R4(a)	5
Class R5	66
Class W	226,660
Class Z	13,267
Administration fees	383,325
Plan administration fees
Class K	7
Compensation of board members	18,722
Custodian fees	12,029
Printing and postage fees	90,143
Registration fees	122,299
Professional fees	35,675
Other	17,998
Total expenses	6,905,596
Net investment income	4,838,363
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	64,728,910
Futures contracts	607,093
Net realized gain	65,336,003
Net change in unrealized appreciation (depreciation) on:
Investments	28,052,053
Futures contracts	192,468
Net change in unrealized appreciation	28,244,521
Net realized and unrealized gain	93,580,524
Net increase in net assets resulting from operations	$98,418,887

(a) Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$4,838,363	$3,801,753
Net realized gain	65,336,003	80,648,829
Net change in unrealized appreciation	28,244,521	18,760,035
Net increase in net assets resulting from operations	98,418,887	103,210,617
Distributions to shareholders
Net investment income
Class A	(954,194)	(2,155,751)
Class B	—	(2,268)
Class C	—	(8,049)
Class I	(2,221,593)	(2,608,998)
Class K	(15)	(104)
Class R	(27)	(1,021)
Class R5	(240)	(38)
Class W	(375,597)	(726,315)
Class Z	(29,222)	(4,684)
Net realized gains
Class A	(28,258,818)	(41,771,491)
Class B	(82,233)	(167,868)
Class C	(661,974)	(605,744)
Class I	(29,971,991)	(35,496,450)
Class K	(312)	(1,755)
Class R	(2,208)	(26,437)
Class R5	(3,449)	(514)
Class W	(11,470,143)	(14,376,879)
Class Z	(533,071)	(73,427)
Total distributions to shareholders	(74,565,087)	(98,027,793)
Increase in net assets from capital stock activity	45,190,442	90,221,876
Total increase in net assets	69,044,242	95,404,700
Net assets at beginning of year	563,794,045	468,389,345
Net assets at end of year	$632,838,287	$563,794,045
Undistributed net investment income	$3,010,191	$1,752,716

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	5,897,654	54,433,103	3,527,626	31,049,384
Distributions reinvested	3,301,860	29,089,389	5,270,788	43,747,540
Redemptions	(10,198,323)	(93,708,894)	(10,278,934)	(93,168,755)
Net decrease	(998,809)	(10,186,402)	(1,480,520)	(18,371,831)
Class B shares
Subscriptions	15,058	138,972	9,033	81,830
Distributions reinvested	9,410	81,680	20,535	168,800
Redemptions(b)	(53,141)	(482,286)	(55,881)	(497,945)
Net decrease	(28,673)	(261,634)	(26,313)	(247,315)
Class C shares
Subscriptions	929,406	8,342,482	160,525	1,410,437
Distributions reinvested	57,978	499,768	50,851	415,455
Redemptions	(125,915)	(1,127,036)	(104,421)	(910,391)
Net increase	861,469	7,715,214	106,955	915,501
Class I shares
Subscriptions	7,763,158	75,432,412	422,375	3,697,988
Distributions reinvested	3,601,036	32,193,258	4,530,857	38,104,506
Redemptions	(8,165,876)	(76,846,644)	(4,171,911)	(38,917,725)
Net increase	3,198,318	30,779,026	781,321	2,884,769
Class K shares
Redemptions	—	—	(696)	(6,100)
Net decrease	—	—	(696)	(6,100)
Class R shares
Subscriptions	13,307	123,630	2,882	27,502
Distributions reinvested	216	1,914	3,077	25,635
Redemptions	(6,154)	(58,640)	(16,769)	(143,085)
Net increase (decrease)	7,369	66,904	(10,810)	(89,948)
Class R4 shares
Subscriptions	6,279	58,841	—	—
Net increase	6,279	58,841	—	—
Class R5 shares
Subscriptions	135,370	1,267,964	3,059	26,800
Distributions reinvested	371	3,367	—	—
Redemptions	(3,302)	(31,249)	—	—
Net increase	132,439	1,240,082	3,059	26,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	2,034,165	18,942,079	11,138,036	106,500,392
Distributions reinvested	1,336,955	11,845,425	1,810,808	15,102,139
Redemptions	(2,628,399)	(24,476,954)	(1,926,025)	(17,049,597)
Net increase	742,721	6,310,550	11,022,819	104,552,934
Class Y shares
Subscriptions	265	2,500	—	—
Net increase	265	2,500	—	—
Class Z shares
Subscriptions	1,225,447	11,399,380	74,546	679,684
Distributions reinvested	53,799	477,193	8,716	72,691
Redemptions	(262,730)	(2,411,212)	(22,039)	(195,309)
Net increase	1,016,516	9,465,361	61,223	557,066
Total net increase	4,937,894	45,190,442	10,457,038	90,221,876

(a) Class R4 and Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,						Year Ended September 30,
Class A	2015	2014		2013	2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$9.04	$9.04		$8.47	$8.04		$8.32		$7.50
Income from investment operations:
Net investment income	0.05	0.05		0.10	0.07		0.08		0.04
Net realized and unrealized gain	1.36	1.80		1.35	1.70		0.17		0.81
Total from investment operations	1.41	1.85		1.45	1.77		0.25		0.85
Less distributions to shareholders:
Net investment income	(0.03)	(0.10)		(0.13)	(0.06)		(0.06)		(0.03)
Net realized gains	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)		—
Total distributions to shareholders	(1.06)	(1.85)		(0.88)	(1.34)		(0.53)		(0.03)
Net asset value, end of period	$9.39	$9.04		$9.04	$8.47		$8.04		$8.32
Total return	16.41%	22.23%		18.82%	24.31%		2.49%		11.39%
Ratios to average net assets(b)
Total gross expenses	1.24%	1.26%		1.25%	1.29	%(c)	1.23%		1.23%
Total net expenses(d)	1.24%	1.26	%(e)	1.22%	1.19	%(c)(e)	1.23	%(e)	1.21%
Net investment income	0.55%	0.55%		1.16%	1.07	%(c)	0.88%		0.51%
Supplemental data
Net assets, end of period (in thousands)	$247,170	$247,008		$260,590	$286,932		$316,366		$343,147
Portfolio turnover	102%	105%		96%	65%		57%		98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class B	2015	2014		2013	2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$8.91	$8.94		$8.34	$7.93		$8.22		$7.43
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)		0.04	0.02		0.01		(0.02)
Net realized and unrealized gain	1.34	1.77		1.34	1.67		0.17		0.81
Total from investment operations	1.32	1.75		1.38	1.69		0.18		0.79
Less distributions to shareholders:
Net investment income	—	(0.03)		(0.03)	—		—		—
Net realized gains	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)		—
Total distributions to shareholders	(1.03)	(1.78)		(0.78)	(1.28)		(0.47)		—
Net asset value, end of period	$9.20	$8.91		$8.94	$8.34		$7.93		$8.22
Total return	15.49%	21.23%		18.11%	23.37%		1.68%		10.63%
Ratios to average net assets(b)
Total gross expenses	1.99%	2.01%		1.99%	2.06	%(c)	1.97%		2.00%
Total net expenses(d)	1.99%	2.01	%(e)	1.97%	1.94	%(c)(e)	1.97	%(e)	1.98%
Net investment income (loss)	(0.18%)	(0.18%)		0.43%	0.34	%(c)	0.12%		(0.30%)
Supplemental data
Net assets, end of period (in thousands)	$546	$784		$1,022	$1,248		$1,543		$2,568
Portfolio turnover	102%	105%		96%	65%		57%		98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class C	2015	2014		2013	2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$8.86	$8.90		$8.34	$7.93		$8.22		$7.43
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)		0.03	0.02		0.01		(0.02)
Net realized and unrealized gain	1.33	1.76		1.35	1.68		0.17		0.81
Total from investment operations	1.31	1.74		1.38	1.70		0.18		0.79
Less distributions to shareholders:
Net investment income	—	(0.03)		(0.07)	(0.01)		(0.00	)(b)	—
Net realized gains	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)		—
Total distributions to shareholders	(1.03)	(1.78)		(0.82)	(1.29)		(0.47)		—
Net asset value, end of period	$9.14	$8.86		$8.90	$8.34		$7.93		$8.22
Total return	15.47%	21.22%		18.12%	23.46%		1.69%		10.63%
Ratios to average net assets(c)
Total gross expenses	1.99%	2.02%		1.99%	2.04	%(d)	1.98%		1.99%
Total net expenses(e)	1.99%	2.02	%(f)	1.97%	1.94	%(d)(f)	1.98	%(f)	1.96%
Net investment income (loss)	(0.23%)	(0.23%)		0.37%	0.30	%(d)	0.13%		(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$11,825	$3,826		$2,892	$2,515		$1,742		$1,676
Portfolio turnover	102%	105%		96%	65%		57%		98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,					Year Ended September 30,
Class I	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$9.18	$9.16	$8.56	$8.14		$8.41	$7.57
Income from investment operations:
Net investment income	0.10	0.09	0.13	0.11		0.13	0.08
Net realized and unrealized gain	1.38	1.81	1.38	1.71		0.17	0.81
Total from investment operations	1.48	1.90	1.51	1.82		0.30	0.89
Less distributions to shareholders:
Net investment income	(0.08)	(0.13)	(0.16)	(0.12)		(0.10)	(0.05)
Net realized gains	(1.03)	(1.75)	(0.75)	(1.28)		(0.47)	—
Total distributions to shareholders	(1.11)	(1.88)	(0.91)	(1.40)		(0.57)	(0.05)
Net asset value, end of period	$9.55	$9.18	$9.16	$8.56		$8.14	$8.41
Total return	16.89%	22.67%	19.51%	24.64%		3.06%	11.84%
Ratios to average net assets(b)
Total gross expenses	0.78%	0.80%	0.79%	0.80	%(c)	0.73%	0.71%
Total net expenses(d)	0.78%	0.80%	0.78%	0.75	%(c)	0.73%	0.71%
Net investment income	1.04%	1.01%	1.56%	1.49	%(c)	1.38%	1.00%
Supplemental data
Net assets, end of period (in thousands)	$248,438	$209,398	$201,700	$189,839		$162,770	$228,158
Portfolio turnover	102%	105%	96%	65%		57%	98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,					Year Ended September 30,
Class K	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$9.16	$9.14	$8.55	$8.12		$8.39	$7.54
Income from investment operations:
Net investment income	0.07	0.07	0.11	0.09		0.10	0.05
Net realized and unrealized gain	1.38	1.81	1.37	1.71		0.16	0.83
Total from investment operations	1.45	1.88	1.48	1.80		0.26	0.88
Less distributions to shareholders:
Net investment income	(0.05)	(0.11)	(0.14)	(0.09)		(0.06)	(0.03)
Net realized gains	(1.03)	(1.75)	(0.75)	(1.28)		(0.47)	—
Total distributions to shareholders	(1.08)	(1.86)	(0.89)	(1.37)		(0.53)	(0.03)
Net asset value, end of period	$9.53	$9.16	$9.14	$8.55		$8.12	$8.39
Total return	16.60%	22.37%	19.08%	24.45%		2.64%	11.68%
Ratios to average net assets(b)
Total gross expenses	1.06%	1.09%	1.09%	1.10	%(c)	1.03%	1.04%
Total net expenses(d)	1.06%	1.09%	1.05%	1.04	%(c)	1.01%	1.04%
Net investment income	0.73%	0.77%	1.31%	1.24	%(c)	1.10%	0.63%
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$9	$9		$8	$8
Portfolio turnover	102%	105%	96%	65%		57%	98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class R	2015	2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$9.05	$9.06		$8.52	$8.08		$8.37	$7.53
Income from investment operations:
Net investment income	0.02	0.04		0.04	0.06		0.06	0.02
Net realized and unrealized gain	1.38	1.77		1.40	1.71		0.16	0.82
Total from investment operations	1.40	1.81		1.44	1.77		0.22	0.84
Less distributions to shareholders:
Net investment income	(0.01)	(0.07)		(0.15)	(0.05)		(0.04)	(0.00	)(b)
Net realized gains	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)	—
Total distributions to shareholders	(1.04)	(1.82)		(0.90)	(1.33)		(0.51)	(0.00	)(b)
Net asset value, end of period	$9.41	$9.05		$9.06	$8.52		$8.08	$8.37
Total return	16.22%	21.75%		18.65%	24.04%		2.10%	11.17%
Ratios to average net assets(c)
Total gross expenses	1.49%	1.50%		1.49%	1.53	%(d)	1.47%	1.50%
Total net expenses(e)	1.49%	1.50	%(f)	1.48%	1.44	%(d)	1.47%	1.50%
Net investment income	0.20%	0.39%		0.44%	0.85	%(d)	0.64%	0.21%
Supplemental data
Net assets, end of period (in thousands)	$96	$25		$123	$9		$8	$8
Portfolio turnover	102%	105%		96%	65%		57%	98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$9.33
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.11
Total from investment operations	0.10
Net asset value, end of period	$9.43
Total return	1.07%
Ratios to average net assets(b)
Total gross expenses	1.05	%(c)
Total net expenses(d)	1.05	%(c)
Net investment loss	(0.60	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$59
Portfolio turnover	102%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.30	$9.25	$8.54
Income from investment operations:
Net investment income	0.03	0.08	0.07
Net realized and unrealized gain	1.46	1.85	1.56
Total from investment operations	1.49	1.93	1.63
Less distributions to shareholders:
Net investment income	(0.07)	(0.13)	(0.17)
Net realized gains	(1.03)	(1.75)	(0.75)
Total distributions to shareholders	(1.10)	(1.88)	(0.92)
Net asset value, end of period	$9.69	$9.30	$9.25
Total return	16.82%	22.80%	20.86%
Ratios to average net assets(b)
Total gross expenses	0.86%	0.85%	0.79	%(c)
Total net expenses(d)	0.86%	0.85%	0.76	%(c)
Net investment income	0.33%	0.90%	1.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,316	$31	$3
Portfolio turnover	102%	105%	96%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class W	2015	2014		2013	2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$9.08	$9.08		$8.50	$8.07		$8.35		$7.52
Income from investment operations:
Net investment income	0.05	0.04		0.14	0.07		0.08		0.04
Net realized and unrealized gain	1.37	1.80		1.32	1.70		0.16		0.83
Total from investment operations	1.42	1.84		1.46	1.77		0.24		0.87
Less distributions to shareholders:
Net investment income	(0.03)	(0.09)		(0.13)	(0.06)		(0.05)		(0.04)
Net realized gains	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)		—
Total distributions to shareholders	(1.06)	(1.84)		(0.88)	(1.34)		(0.52)		(0.04)
Net asset value, end of period	$9.44	$9.08		$9.08	$8.50		$8.07		$8.35
Total return	16.43%	22.11%		18.85%	24.13%		2.43%		11.54%
Ratios to average net assets(b)
Total gross expenses	1.24%	1.29%		1.26%	1.30	%(c)	1.23%		1.16%
Total net expenses(d)	1.24%	1.28	%(e)	1.21%	1.19	%(c)(e)	1.23	%(e)	1.16%
Net investment income	0.55%	0.49%		1.65%	1.03	%(c)	0.91%		0.55%
Supplemental data
Net assets, end of period (in thousands)	$112,928	$101,907		$1,796	$87,810		$92,023		$176,538
Portfolio turnover	102%	105%		96%	65%		57%		98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$9.42
Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain	0.10
Total from investment operations	0.11
Net asset value, end of period	$9.53
Total return	1.17%
Ratios to average net assets(b)
Total gross expenses	0.75	%(c)
Total net expenses(d)	0.75	%(c)
Net investment income	0.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	102%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class Z	2015	2014		2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$9.09	$9.09		$8.51	$8.10		$8.42		$8.42
Income from investment operations:
Net investment income	0.07	0.06		0.13	0.08		0.11		0.00	(c)
Net realized and unrealized gain	1.39	1.81		1.35	1.71		0.14		0.00	(c)
Total from investment operations	1.46	1.87		1.48	1.79		0.25		0.00	(c)
Less distributions to shareholders:
Net investment income	(0.06)	(0.12)		(0.15)	(0.10)		(0.10)		—
Net realized gains	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)		—
Total distributions to shareholders	(1.09)	(1.87)		(0.90)	(1.38)		(0.57)		—
Net asset value, end of period	$9.46	$9.09		$9.09	$8.51		$8.10		$8.42
Total return	16.80%	22.39%		19.19%	24.46%		2.43%		0.00	%(c)
Ratios to average net assets(d)
Total gross expenses	1.00%	1.02%		1.02%	1.02	%(e)	0.98%		0.95	%(e)
Total net expenses(f)	1.00%	1.02	%(g)	0.98%	0.92	%(e)(g)	0.98	%(g)	0.95	%(e)
Net investment income	0.76%	0.72%		1.49%	1.19	%(e)	1.25%		3.19	%(e)
Supplemental data
Net assets, end of period (in thousands)	$10,456	$811		$254	$435		$125		$3
Portfolio turnover	102%	105%		96%	65%		57%		98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Large Growth Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus. Class R4 shares commenced operations on June 1, 2015.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on June 1, 2015.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Annual Report 2015
31

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral

Annual Report 2015
32

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Annual Report 2015
33

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	108,555	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	607,093
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	192,468

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	8,419,213

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are

Annual Report 2015
34

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.68% of the Fund's average daily net assets.

Annual Report 2015
35

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $2,071.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class K	0.05
Class R	0.21
Class R4	0.21	*
Class R5	0.05
Class W	0.21
Class Z	0.21

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, no minimum account balance fees were charged by the Fund.

Annual Report 2015
36

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $110,000 and $44,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $157,146 for Class A, $121 for Class B and $1,909 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014		Contractual Expense Cap Prior to December 1, 2014
Class A	1.30%		1.29%
Class B	2.05		2.04
Class C	2.05		2.04
Class I	0.88		0.91
Class K	1.18		1.21
Class R	1.55		1.54
Class R4	1.05	*	—
Class R5	0.93		0.96
Class W	1.30		1.29
Class Y	0.88	*	—
Class Z	1.05		1.04

*Expense cap rate is effective beginning June 1, 2015 (the commencement of operations of Class R4 and Class Y shares).

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and derivative investments. To the extent these differences are

Annual Report 2015
37

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$27,274,255	$43,092,521
Long-term capital gains	47,290,832	54,935,272
Total	$74,565,087	$98,027,793

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,090,396
Undistributed long-term capital gains	41,463,924
Net unrealized appreciation	142,151,116

At July 31, 2015, the cost of investments for federal income tax purposes was $490,776,269 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$147,591,545
Unrealized depreciation	(5,440,429)
Net unrealized appreciation	$142,151,116

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $651,217,445 and $676,783,803, respectively, for the year ended July 31,

2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 94.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Annual Report 2015
38

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 9. Significant Risks

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
39

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Large Growth Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Growth Quantitative Fund (the "Fund," a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015
40

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	31.45%
Dividends Received Deduction	30.65%
Capital Gain Dividend	$58,325,640

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
41

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
42

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
43

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
44

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
45

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
46

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Growth Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
47

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
48

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Growth Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer's organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund's next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Annual Report 2015
49

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds' performance and expenses, and JDL's conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2015
50

COLUMBIA LARGE GROWTH QUANTITATIVE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
51

Columbia Large Growth Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN178_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA SHORT-TERM CASH FUND

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.

COLUMBIA SHORT-TERM CASH FUND

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers	20
Interim Approval of Investment Management Services Agreement	25
Approval of Investment Management Services Agreement	27
Important Information About This Report	29

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Breakdown (%) (at July 31, 2015)
Asset-Backed Commercial Paper	11.1
Asset-Backed Securities — Non-Agency(a)	4.0
Certificates of Deposit	9.4
Commercial Paper	40.6
Repurchase Agreements	0.9
U.S. Government & Agency Obligations	28.6
U.S. Treasury Obligations	5.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Category comprised of short-term asset-backed securities.

Annual Report 2015

COLUMBIA SHORT-TERM CASH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)				Fund's Annualized Expense Ratio (%)
ActualHypothetical		ActualHypothetical		ActualHypothetical				Actual
1,000.00	1,000.00	1,000.60	1,024.93	0.00	*	0.00	*	0.00 *

*Rounds to zero

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Annual Report 2015
3

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 11.1%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Jupiter Securitization Co. LLC(a) 08/20/15	0.150%	47,794,000	47,789,964
10/09/15	0.220%	20,000,000	19,991,567
Metlife Short Term Fund(a) 08/03/15	0.110%	55,300,000	55,299,508
09/02/15	0.160%	30,000,000	29,995,733
09/03/15	0.160%	40,000,000	39,994,133
09/09/15	0.160%	50,000,000	49,991,333
09/15/15	0.160%	15,000,000	14,997,000
09/18/15	0.160%	30,000,000	29,993,600
09/28/15	0.170%	50,000,000	49,986,306
10/23/15	0.180%	50,000,000	49,979,250
Old Line Funding LLC(a) 08/20/15	0.170%	50,000,000	49,995,250
09/09/15	0.200%	50,000,000	49,989,167
09/18/15	0.200%	40,000,000	39,989,333
10/19/15	0.250%	50,000,000	49,972,570
10/20/15	0.260%	55,000,000	54,968,778
11/12/15	0.260%	40,000,000	39,970,244
11/13/15	0.260%	25,026,000	25,007,203
Regency Markets No. 1 LLC(a) 08/17/15	0.160%	75,000,000	74,994,333
08/20/15	0.160%	115,000,000	114,989,682
08/25/15	0.170%	55,000,000	54,993,767
08/28/15	0.170%	78,004,000	77,994,055
Thunder Bay Funding LLC(a) 08/07/15	0.170%	50,000,000	49,998,333
08/20/15	0.170%	40,000,000	39,996,200
09/25/15	0.200%	50,000,000	49,984,722
10/20/15	0.270%	25,000,000	24,985,000
11/02/15	0.260%	30,000,000	29,979,850
11/03/15	0.280%	40,000,000	39,970,756
Total Asset-Backed Commercial Paper (Cost: $1,255,797,637)			1,255,797,637

Commercial Paper 40.6%

BANKING 17.6%
BNP Paribas Finance, Inc. 08/03/15	0.050%	294,400,000	294,398,692
Bank of New York Mellon Corp. (The)(a) 08/03/15	0.050%	300,000,000	299,998,667
Bank of Nova Scotia(a) 09/01/15	0.130%	50,000,000	49,994,403
09/03/15	0.130%	50,000,000	49,994,042
09/21/15	0.220%	124,683,000	124,643,795
09/29/15	0.250%	50,000,000	49,979,514
HSBC USA, Inc. 08/14/15	0.240%	30,000,000	29,997,238
10/01/15	0.240%	40,000,000	39,983,733
10/20/15	0.260%	50,000,000	49,971,111

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Royal Bank of Canada 08/31/15	0.100%	100,000,000	99,991,667
09/01/15	0.090%	200,000,000	199,984,069
Scotiabanc, Inc.(a) 08/03/15	0.090%	50,000,000	49,999,639
State Street Corp. 09/16/15	0.200%	70,000,000	69,982,111
10/22/15	0.220%	50,000,000	49,974,944
Toronto Dominion Holdings USA, Inc.(a) 08/26/15	0.170%	40,000,000	39,995,278
09/04/15	0.190%	30,000,000	29,994,617
09/08/15	0.140%	50,000,000	49,992,611
09/21/15	0.190%	60,000,000	59,983,425
09/22/15	0.160%	25,000,000	24,994,222
09/28/15	0.200%	30,000,000	29,990,333
11/20/15	0.220%	80,000,000	79,945,733
Westpac Banking Corp.(a) 09/08/15	0.200%	140,000,000	139,970,444
09/10/15	0.200%	80,000,000	79,982,222
Total			1,993,742,510
FINANCE COMPANIES 2.8%
General Electric Capital Corp. 08/17/15	0.160%	90,000,000	89,993,200
08/20/15	0.160%	50,000,000	49,995,514
09/24/15	0.180%	80,000,000	79,978,400
09/25/15	0.150%	50,000,000	49,988,542
10/15/15	0.180%	50,000,000	49,981,250
Total			319,936,906
INTEGRATED ENERGY 5.5%
Chevron Corp.(a) 08/26/15	0.100%	25,000,000	24,998,264
08/27/15	0.100%	58,000,000	57,995,811
08/28/15	0.100%	25,000,000	24,998,125
09/01/15	0.100%	50,000,000	49,995,695
09/14/15	0.100%	40,000,000	39,995,111
09/18/15	0.100%	50,000,000	49,993,333
10/14/15	0.140%	50,000,000	49,985,611
Exxon Mobil Corp. 08/25/15	0.090%	50,000,000	49,997,000
09/01/15	0.080%	75,000,000	74,994,833
09/22/15	0.120%	100,000,000	99,982,667
09/23/15	0.120%	25,000,000	24,995,583
09/24/15	0.100%	25,000,000	24,996,250
10/01/15	0.120%	50,000,000	49,989,833
Total			622,918,116

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
4

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
LIFE INSURANCE 2.7%
New York Life Capital Corp.(a) 08/04/15	0.090%	24,038,000	24,037,760
08/05/15	0.100%	38,000,000	37,999,493
08/06/15	0.100%	23,000,000	22,999,617
08/12/15	0.110%	33,500,000	33,498,772
08/18/15	0.110%	16,000,000	15,999,093
08/27/15	0.120%	15,390,000	15,388,666
09/01/15	0.120%	30,000,000	29,996,900
09/03/15	0.120%	20,000,000	19,997,800
09/10/15	0.120%	36,205,000	36,200,173
09/11/15	0.120%	15,000,000	14,997,950
10/09/15	0.120%	22,500,000	22,494,825
10/13/15	0.120%	21,150,000	21,144,853
10/22/15	0.130%	6,500,000	6,498,075
Total			301,253,977
PHARMACEUTICALS 10.1%
Johnson & Johnson(a) 08/13/15	0.090%	125,000,000	124,995,833
09/14/15	0.100%	100,000,000	99,987,778
09/17/15	0.090%	100,000,000	99,988,250
Novartis Finance Corp.(a) 08/04/15	0.070%	40,000,000	39,999,700
08/06/15	0.080%	50,000,000	49,999,305
08/10/15	0.140%	50,000,000	49,998,125
08/11/15	0.140%	50,000,000	49,997,917
08/12/15	0.140%	20,000,000	19,999,083
08/13/15	0.140%	20,000,000	19,999,000
08/18/15	0.090%	78,500,000	78,496,664
Roche Holdings, Inc.(a) 08/03/15	0.060%	30,000,000	29,999,842
08/21/15	0.100%	40,000,000	39,997,778
08/24/15	0.090%	90,000,000	89,994,825
09/15/15	0.090%	30,000,000	29,996,625
09/17/15	0.070%	25,000,000	24,997,715
09/30/15	0.090%	25,000,000	24,996,250
Sanofi Aventis(a) 08/10/15	0.090%	125,000,000	124,996,875
09/11/15	0.130%	143,000,000	142,978,828
Total			1,141,420,393
PROPERTY & CASUALTY 0.1%
Travelers Co., Inc.(a) 08/03/15	0.050%	12,000,000	11,999,947
RETAILERS 0.6%
Wal-Mart Stores, Inc.(a) 08/03/15	0.050%	70,000,000	69,999,728

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
TECHNOLOGY 0.8%
International Business Machines Co.(a) 08/03/15	0.070%	40,000,000	39,999,778
08/10/15	0.090%	50,000,000	49,998,750
Total			89,998,528
TRANSPORTATION SERVICES 0.4%
NetJets, Inc.(a) 08/03/15	0.050%	50,000,000	49,999,806
Total Commercial Paper (Cost: $4,601,269,911)			4,601,269,911
Certificates of Deposit 9.4%
Australia and New Zealand Banking Group Ltd. 08/03/15	0.080%	290,000,000	290,000,000
Bank of Montreal 08/03/15	0.100%	100,000,000	100,000,000
08/03/15	0.130%	75,000,000	75,000,000
08/18/15	0.140%	50,000,000	50,000,000
Canadian Imperial Bank of Commerce 08/03/15	0.050%	246,100,000	246,100,000
Chase Bank USA NA(b) 01/26/16	0.350%	100,000,000	100,000,000
State Street Bank and Trust Co. 11/09/15	0.230%	100,000,000	100,000,000
Wells Fargo Bank NA(b) 01/29/16	0.340%	100,000,000	100,000,000
Total Certificates of Deposit (Cost: $1,061,100,000)			1,061,100,000
U.S. Government & Agency Obligations 28.6%
Federal Home Loan Banks Discount Notes 08/05/15	0.060%	218,465,000	218,463,301
08/07/15	0.060%	250,000,000	249,997,083
08/12/15	0.060%	175,000,000	174,996,440
08/13/15	0.060%	100,000,000	99,998,000
08/14/15	0.070%	250,000,000	249,993,681
08/19/15	0.060%	200,000,000	199,993,250
08/21/15	0.070%	189,500,000	189,492,797
08/26/15	0.060%	200,000,000	199,990,833
08/28/15	0.060%	190,000,000	189,991,112
09/02/15	0.060%	150,000,000	149,992,000
09/03/15	0.060%	150,000,000	149,991,750
09/04/15	0.070%	160,000,000	159,989,375
09/09/15	0.070%	125,000,000	124,990,521
09/11/15	0.080%	120,600,000	120,588,325
09/18/15	0.070%	184,900,000	184,882,509

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
5

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

U.S. Government & Agency Obligations (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
09/22/15	0.060%	150,000,000	149,987,000
09/23/15	0.080%	186,198,000	186,176,070
09/24/15	0.060%	50,000,000	49,995,125
09/25/15	0.070%	200,000,000	199,978,306
Total U.S. Government & Agency Obligations (Cost: $3,249,487,478)			3,249,487,478
Repurchase Agreements 0.9%
Tri-Party RBC Capital Markets LLC dated 07/31/15, matures 08/03/15 repurchase price $50,000,417 collateralized by U.S. Treasury Securities, Total Market Value $51,000,026 08/03/15	0.100%	50,000,000	50,000,000
Tri-Party TD Securities (USA) LLC dated 07/31/15, matures 08/03/15 repurchase price $50,000,500 collateralized by U.S. Government Agencies, Total Market Value $51,000,001 08/03/15	0.120%	50,000,000	50,000,000
Total Repurchase Agreements (Cost: $100,000,000)			100,000,000

Asset-Backed Securities — Non-Agency 4.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS OTHER 0.5%
CIT Equipment Collateral Series 2014-VT1 Class A1(c) 12/21/15	0.300%	6,359,809	6,359,809
Dell Equipment Finance Trust Series 2015-1 Class A1(c) 04/22/16	0.420%	24,829,821	24,829,821
GE Equipment Transportation LLC Series 2015-1 Class A1 03/23/16	0.250%	8,969,268	8,969,268
GreatAmerica Leasing Receivables Series 2015-1 Class A1(c) 03/21/16	0.400%	19,377,860	19,377,860
Total			59,536,758
CAR LOAN 3.5%
ARI Fleet Lease Trust Series 2015-A Class A1(c) 04/15/16	0.400%	16,967,407	16,967,407

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Auto Receivables Trust Series 2014-3 Class A1 12/15/15	0.270%	50,184	50,184
Series 2015-1 Class A1 08/15/16	0.390%	56,000,000	56,000,000
California Republic Auto Receivables Trust Series 2015-2 Class A1 06/15/16	0.390%	15,272,135	15,272,135
Enterprise Fleet Financing LLC(c) Series 2015-1 Class A1 03/20/16	0.360%	12,936,259	12,936,259
Series 2015-2 Class A1 07/20/16	0.480%	62,000,000	62,000,000
Hyundai Auto Lease Securitization Trust Series 2015-A Class A1(c) 03/15/16	0.280%	15,460,319	15,460,319
Mercedes-Benz Auto Lease Trust Series 2015-A Class A1 01/15/16	0.240%	4,259,617	4,259,617
Nissan Auto Lease Trust Series 2015-A Class A1 07/15/16	0.400%	28,143,609	28,143,609
Nissan Auto Receivables Owner Trust Series 2014-B Class A1 12/15/15	0.230%	265,847	265,847
Series 2015-A Class A1 04/15/16	0.350%	28,485,881	28,485,881
Series 2015-B Class A1 08/15/16	0.380%	55,000,000	55,000,000
SMART ABS Trust Series 2015-1US Class A1 03/14/16	0.400%	12,338,342	12,338,342
SunTrust Auto Receivables Trust Series 2015-1A Class A1(c) 06/15/16	0.400%	57,878,339	57,874,499
Wheels SPV 2 LLC Series 2015-1A Class A1(c) 06/20/16	0.400%	32,621,899	32,621,899
Total			397,675,998
Total Asset-Backed Securities — Non-Agency (Cost: $457,212,756)			457,212,756

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
6

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

U.S. Treasury Obligations 5.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b) 01/31/16	0.095%	315,000,000	314,987,051
04/30/16	0.119%	200,000,000	200,001,514
10/31/16	0.103%	100,000,000	99,981,610
Total U.S. Treasury Obligations (Cost: $614,970,175)			614,970,175
Total Investments (Cost: $11,339,837,957)			11,339,837,957
Other Assets & Liabilities, Net			123,179
Net Assets			11,339,961,136

Notes to Portfolio of Investments

(a)  Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $4,377,890,911 or 38.61% of net assets.

(b)  Variable rate security.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $248,427,873 or 2.19% of net assets.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Asset-Backed Commercial Paper	—	1,255,797,637	—	1,255,797,637
Commercial Paper	—	4,601,269,911	—	4,601,269,911
Certificates of Deposit	—	1,061,100,000	—	1,061,100,000
U.S. Government & Agency Obligations	—	3,249,487,478	—	3,249,487,478
Repurchase Agreements	—	100,000,000	—	100,000,000
Asset-Backed Securities — Non-Agency	—	457,212,756	—	457,212,756
U.S. Treasury Obligations	—	614,970,175	—	614,970,175
Total Investments	—	11,339,837,957	—	11,339,837,957

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA SHORT-TERM CASH FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $11,239,837,957)	$11,239,837,957
Repurchase agreements (identified cost $100,000,000)	100,000,000
Total investments (identified cost $11,339,837,957)	11,339,837,957
Cash	137,339
Receivable for:
Capital shares sold	1,136,774
Interest	107,291
Prepaid expenses	48,784
Total assets	11,341,268,145
Liabilities
Payable for:
Dividend distributions to shareholders	1,136,774
Compensation of board members	106,486
Other expenses	63,749
Total liabilities	1,307,009
Net assets applicable to outstanding capital stock	$11,339,961,136
Represented by
Paid-in capital	$11,340,021,402
Excess of distributions over net investment income	(15,941)
Accumulated net realized loss	(44,325)
Total — representing net assets applicable to outstanding capital stock	$11,339,961,136
Shares outstanding	11,340,021,391
Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA SHORT-TERM CASH FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Interest	$11,969,169
Total income	11,969,169
Expenses:
Compensation of board members	137,081
Custodian fees	78,457
Shareholder reports and communication	24,896
Professional fees	106,641
Fidelity and surety fees	48,993
Miscellaneous expenses	25,019
Commitment fees for bank credit facility	25,265
Total expenses	446,352
Net investment income	11,522,817
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	22,748
Net realized gain	22,748
Net realized and unrealized gain	22,748
Net increase in net assets resulting from operations	$11,545,565

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA SHORT-TERM CASH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$11,522,817	$7,941,503
Net realized gain	22,748	11,019
Net increase in net assets resulting from operations	11,545,565	7,952,522
Distributions to shareholders
Net investment income	(11,537,132)	(7,941,503)
Total distributions to shareholders	(11,537,132)	(7,941,503)
Increase in net assets from capital stock activity	1,821,741,381	1,924,124,966
Total increase in net assets	1,821,749,814	1,924,135,985
Net assets at beginning of year	9,518,211,322	7,594,075,337
Net assets at end of year	$11,339,961,136	$9,518,211,322
Excess of distributions over net investment income	$(15,941)	$(1,626)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA SHORT-TERM CASH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	20,612,690,701	20,612,690,700	17,180,159,750	17,180,159,750
Distributions reinvested	12,326,462	12,326,462	7,936,862	7,936,862
Redemptions	(18,803,275,781)	(18,803,275,781)	(15,263,971,646)	(15,263,971,646)
Total increase	1,821,741,382	1,821,741,381	1,924,124,966	1,924,124,966
Total net increase	1,821,741,382	1,821,741,381	1,924,124,966	1,924,124,966

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA SHORT-TERM CASH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.

	Year Ended July 31,
	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	—
Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Less distributions to shareholders from:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)
Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.11%		0.09%		0.14%		0.15%		0.26%
Ratios to average net assets
Total gross expenses	0.00	%(a)	0.00	%(a)	0.00	%(a)	0.00	%(a)(b)	0.00	%(a)
Total net expenses	0.00	%(a)	0.00	%(a)	0.00	%(a)	0.00	%(a)(b)	0.00	%(a)
Net investment income	0.11%		0.09%		0.14%		0.15%		0.21%
Supplemental data
Net assets, end of period (in thousands)	$11,339,961		$9,518,211		$7,594,075		$6,760,419		$4,814,012

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund's net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Repurchase Agreements

The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2015:

	RBC Capital Markets ($)	TD Securities (USA) ($)	Total ($)
Assets
Repurchase agreements	50,000,000	50,000,000	100,000,000
Total Financial and Derivative Net Assets	50,000,000	50,000,000	100,000,000
Total collateral received (pledged)(a)	50,000,000	50,000,000	100,000,000
Net Amount(b)	—	—	—

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/ (to) counterparties in the event of default.

Annual Report 2015
14

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Money Market Fund Reform

In July 2014 the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds, which will significantly change the way certain money market funds will be required to operate. These rules provide boards of trustees with the discretion to impose liquidity fees or redemption gates for non-government money market funds if portfolio liquidity drops below specified levels and will require institutional prime money market funds to price shares with a floating net asset value. Non-government money market funds will be required to restrict beneficial owners to natural persons if they want to continue to maintain a stable net asset value. Government money market funds will not be required to float their net asset value or make themselves subject to liquidity fees or redemption gates. Money market funds are required to comply with the liquidity fees, redemption gates and floating net asset value rules by October 14, 2016. The Board of Trustees of the Fund considered the likely effects of the rule changes on the Fund and approved a recommendation made by the Investment Manager to retain the Fund's structure as an institutional prime money market fund. As a result, on or about October 1, 2016, the Fund will begin pricing its shares with a floating net asset value and will be subject to liquidity fees and redemption gates.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and for interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2015
15

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under the Investment Management Services Agreement, subject to the policies set by the Board, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), provides investment management services. The Fund does not pay an investment management fee for managing its assets, but it may pay taxes, brokerage commissions and nonadvisory expenses.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $16,095.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$11,537,132	$7,941,503

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,216,994
Capital loss carryforwards	(44,325)

At July 31, 2015, the cost of investments for federal income tax purposes was $11,339,837,957.

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	8,785
No expiration — short-term	35,540
Total	44,325

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended July 31, 2015, $22,748 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2015
16

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 5. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 7. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory

Annual Report 2015
17

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
18

COLUMBIA SHORT-TERM CASH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Short-Term Cash Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short-Term Cash Fund (the "Fund," a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015
19

COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
20

COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
21

COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
22

COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
23

COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
24

COLUMBIA SHORT-TERM CASH FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
25

COLUMBIA SHORT-TERM CASH FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the profitability levels seemed reasonable.

Economies of Scale to be Realized

Given that the Fund does not pay investment management services fees, the Board determined not to accord weight to the lack of any material economies of scale associated to the growth of the Fund.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
26

COLUMBIA SHORT-TERM CASH FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer's organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no

Annual Report 2015
27

COLUMBIA SHORT-TERM CASH FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund's next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board observed that the Fund, commonly referred to as a "cash pool fund," was established for the exclusive use of managing the cash positions of other funds managed by Columbia Management. Because Columbia Management collects investment management services fees on funds that invest in the Fund, the Fund does not pay investment management services fees. The Board also noted that the Fund does not pay administrative services, transfer agency or distribution fees.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account the reports of its independent fee consultant, JDL, and JDL's conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

Given that the Fund does not pay investment management services fees, the Board determined not to accord weight to the lack of any material economies of scale associated to the growth of the Fund.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2015
28

COLUMBIA SHORT-TERM CASH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
29

Columbia Short-Term Cash Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

ANN224_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

  Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

  In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

  We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

  Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	22
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Interim Approval of Investment Management Services Agreement	47
Approval of Investment Management Services Agreement	49
Important Information About This Report	51

Annual Report 2015

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A shares returned 4.67% excluding sales charges for the 12-month period that ended July 31, 2015. Class Z shares of the Fund returned 4.93% for the same time period.

■  The Fund outperformed its benchmark, the Barclays Municipal Bond Index, which returned 3.56% during the same time period.

■  Effective duration and yield curve positioning overall more than offset mixed results from sector allocation and security selection.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/24/76
Excluding sales charges		4.67	5.51	4.60
Including sales charges		1.62	4.86	4.29
Class B	03/20/95
Excluding sales charges		3.88	4.72	3.82
Including sales charges		-1.12	4.39	3.82
Class C	06/26/00
Excluding sales charges		3.89	4.73	3.82
Including sales charges		2.89	4.73	3.82
Class R4*	03/19/13	4.93	5.63	4.66
Class R5*	12/11/13	5.18	5.65	4.67
Class Z*	09/27/10	4.93	5.72	4.70
Barclays Municipal Bond Index		3.56	4.39	4.57

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 4.75% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Tax-Exempt Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2015, the Fund's Class A shares returned 4.67% excluding sales charges. Class Z shares of the Fund returned 4.93% for the same time period. The Fund outperformed its benchmark, the Barclays Municipal Bond Index, which returned 3.56% during the same time period. Effective duration and yield curve positioning overall more than offset mixed results from sector allocation and security selection.

Tax-Exempt Bond Market Posted Gains Despite Volatility

The tax-exempt fixed-income market posted solid gains overall during the fiscal year ended July 31, 2015, although the short-term end of the yield curve (spectrum of maturities) was pressured and advanced only modestly. Yields on short-term maturities, i.e. seven years and under, rose, even as yields on longer term maturities, i.e. eight years and more, declined. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) As a result, the municipal bond yield curve flattened.

Short-term municipal bond yields were volatile. For example, the yield on the five-year AAA-rated municipal bond rose significantly in December 2014, then fell dramatically in January 2015 before rising again through June 2015 only to decline in July 2015. Such volatility was primarily due to anticipation that the Federal Reserve (the Fed) would begin raising interest rates sooner than later following the end of its quantitative easing program in October 2014. Also, as expected, the Fed removed a reference to being "patient" about raising rates from its policy statement in March 2015, giving it the flexibility to start raising rates in the upcoming months. However, its tone concerning the overall health of the economy was cautious, noting it must be reasonably confident inflation will move back toward its target before raising rates. This messaging caused volatility in the short-term municipal bond market and heightened speculation regarding the timing of the Fed's first tightening move. As yields on longer term maturities declined through most of the fiscal year, longer term municipal bonds outperformed shorter term municipal bonds for the period as a whole.

Underlying municipal bond market fundamentals were stable to positive during the period, as the gradually improving economy drove sales, property and income tax revenues higher, while state and local government spending remained restrained. Select negative credit stories made headlines, including the state of Illinois' pension and budgetary turmoil, Puerto Rico's multi-notch downgrade, Detroit's Chapter 9 bankruptcy filing and the state of New Jersey's multiple downgrades. However, such stories were not representative of the general health of the broad municipal bond market, and overall, the default environment remained benign. The technical, or supply and demand, landscape for the period also remained favorable overall. Supply on the national and state levels declined for much of the first half of the period, before a pick-up in supply toward the end of March 2015 pressured the market. However, supply/demand technicals turned positive during July 2015 as net supply declined — the outcome of large bond redemptions and maturities outpacing new issue supply. Mutual fund flows remained positive during the period as a whole.

Portfolio Management

Catherine Stienstra

Top Ten States/Territories (%) (at July 31, 2015)
Illinois	23.6
California	12.1
Texas	7.6
Wisconsin	6.6
Minnesota	5.1
Missouri	3.8
Pennsylvania	3.7
Colorado	3.3
Washington	2.9
New York	2.9

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at July 31, 2015)
AAA rating	2.3
AA rating	16.6
A rating	30.0
BBB rating	32.3
BB rating	4.1
Not rated	14.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned

Annual Report 2015
5

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Duration and Yield Curve Positioning Aided Returns Most

The Fund benefited most from its combined duration and yield curve positioning. The Fund had a longer duration than the benchmark, which helped as yields on tax-exempt bonds with maturities of eight years or longer fell. Also, having an overweight relative to the benchmark in bonds with maturities of 15 years or longer and an underweight relative to the benchmark in bonds with maturities of 1 to 15 years contributed positively, as longer dated maturities outperformed shorter term maturities during a time when the municipal bond yield curve flattened.

From a credit quality perspective, having overweight allocations to bonds rated BBB and BB, as well as to non-rated securities, added value, as lower credit quality segments outperformed higher credit quality segments during the annual period. In terms of sectors, an overweight allocation to and security selection within hospitals proved most effective, as hospitals was the best performing sector in the benchmark during the annual period. Finally, more than 7% of the Fund's assets were prerefunded during the annual period, primarily in the healthcare sector. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value, sometimes significantly.)

Exposure to Illinois Credits Detracted

Detracting most from Fund results was having an overweight allocation to Illinois-based credits and security selection in Chicago general obligations. Headlines around the Illinois budget gap and the state Supreme Court's rejection of the legislature's 2013 proposed pension reform caused spreads to widen in Illinois' state general obligation sector. Additionally, Chicago general obligations and related names came under pressure due to credit agency rating downgrades, a byproduct of the Supreme Court's ruling on pensions. While we disagree with the rapid multiple notch downgrade, the Fund's exposure to these credits detracted from performance. Also, having an overweight allocation to the prerefunded sector hampered the Fund's results. The prerefunded sector is generally a higher quality sector, but underperformed lower quality sectors during the period.

Fundamental Analysis Drove Portfolio Changes

During the period, we increased the Fund's exposure to the hospital, toll facilities, multi-family and charter school sectors. We also increased positions in Chicago general obligations and sales tax securities, as we believe risk-adjusted levels at the end of the period represented good value. We decreased the Fund's exposure to the higher quality prerefunded sector and to the state general obligations sector. At the end of the period, we maintained the Fund's overweight position relative to the benchmark in lower investment-grade securities given the additional income they provide and the benefit these securities are likely to deliver,

Annual Report 2015
6

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

in our view, from potential spread tightening. We modestly reduced the Fund's duration as the period progressed but remained longer than the benchmark at the end of July 2015.

Looking Ahead

Overall, at the end of the period, we remained constructive on the municipal bond market, especially given the credit spread adjustments and higher nominal yields we saw during the second quarter of 2015 and into the first half of July. Also, the supply/demand scenario looked generally favorable given the large number of maturing/called bonds and reduced summer new issuance. At this time, based on Fed Chair Yellen's comments, we anticipate the Fed may begin to raise interest rates by year-end 2015, barring any unforeseen disappointment in economic growth. Should inflation remain contained, we expect to see a "bear flattener" unfold, wherein rates rise across the yield curve but less so at the longer term end. If this scenario materializes, we believe it would benefit the long-term end of the municipal yield curve. At the same time, we currently believe the demand for tax-free investments should remain elevated, given their attractive taxable-equivalent yields when compared to other fixed-income investments and given relatively attractive municipal bond/Treasury ratios. The ratio of 30-year AAA-rated municipal bond yields to 30-year Treasury yields had risen to approximately 106% by the end of the period.

Given this view, we intend at this time to maintain the Fund's overweight to bonds with maturities of 15 years or more and its modestly longer duration profile than that of benchmark. If we should see a spike in inflation pressuring longer term rates, we may seek to shorten the Fund's duration accordingly. Finally, we currently intend to continue to seek attractive relative value opportunities one security at a time, relying heavily on the strength of our in-house municipal credit research team to help us evaluate the risk and return potential of each issue. As always, the Fund's emphasis remains on generating as much current income exempt from federal income taxes as possible (including avoiding bonds whose income is subject to the Alternative Minimum Tax) with only modest risk.

Annual Report 2015
7

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	988.30	1,020.94	3.97	4.03	0.80
Class B	1,000.00	1,000.00	984.60	1,017.20	7.67	7.80	1.55
Class C	1,000.00	1,000.00	982.30	1,017.20	7.66	7.80	1.55
Class R4	1,000.00	1,000.00	989.50	1,022.19	2.73	2.77	0.55
Class R5	1,000.00	1,000.00	989.50	1,022.14	2.78	2.82	0.56
Class Z	1,000.00	1,000.00	989.50	1,022.19	2.73	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
8

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 0.2%
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	1,500,000	1,511,250
ALASKA 1.1%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	3,665,000	4,190,341
10/01/41	7.750%	2,000,000	2,299,300
Total			6,489,641
ARIZONA 1.3%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	1,900,000	2,021,296
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	2,225,000	2,482,010
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006 01/01/19	5.000%	755,000	768,288
01/01/20	5.000%	580,000	590,208
01/01/21	5.000%	1,000,000	1,017,600
University Medical Center Corp. Prerefunded 07/01/19 Revenue Bonds Series 2009 07/01/39	6.500%	1,000,000	1,200,470
Total			8,079,872
CALIFORNIA 11.8%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2012 07/01/47	5.000%	4,100,000	4,376,094
California Municipal Finance Authority Revenue Bonds Julian Charter School Project Series 2015A(a) 03/01/45	5.625%	4,000,000	3,951,480

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State Public Works Board Revenue Bonds Judicial Council Projects Series 2011D 12/01/31	5.000%	5,000,000	5,705,800
Various Capital Projects Series 2012A 04/01/37	5.000%	650,000	723,424
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006 05/15/38	5.000%	2,500,000	2,567,150
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/33	6.250%	1,155,000	1,356,155
Series 2014A 01/15/46	5.750%	4,250,000	4,887,543
Rowland Water District Prerefunded 12/01/18 Certificate of Participation Recycled Water Project Series 2008 12/01/39	6.250%	1,500,000	1,763,280
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,701,900
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/31	6.500%	500,000	573,460
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/41	7.000%	2,000,000	2,438,440
State of California Unlimited General Obligation Bonds Various Purpose Series 2007 06/01/37	5.000%	1,235,000	1,314,472
12/01/37	5.000%	3,000,000	3,241,260
Series 2009 04/01/31	5.750%	15,000,000	17,405,550
Series 2010 03/01/30	5.250%	1,000,000	1,158,750
03/01/33	6.000%	5,625,000	6,789,206
Series 2012 04/01/35	5.250%	4,500,000	5,151,330

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	5,550,000	5,820,618
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	2,000	2,008
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	1,660,000	1,733,123
Total			72,661,043
COLORADO 3.2%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/22	4.950%	790,000	770,511
12/01/26	5.000%	395,000	376,810
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Pinnacle Charter School Building Series 2013 06/01/29	5.000%	700,000	770,861
Colorado Educational & Cultural Facilities Authority(a) Improvement Refunding Revenue Bonds Skyview Charter School Series 2014 07/01/44	5.375%	750,000	786,780
07/01/49	5.500%	700,000	732,914
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2015 12/01/35	5.000%	850,000	900,056
Health Facilities Evangelical Lutheran Series 2005 06/01/23	5.250%	500,000	513,645
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	10,325,000	11,514,956
Foothills Metropolitan District Special Assessment Bonds Series 2014 12/01/30	5.750%	1,500,000	1,586,325
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	735,000	744,504
12/15/37	5.500%	820,000	827,003
Total			19,524,365

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DISTRICT OF COLUMBIA 0.3%
District of Columbia Water & Sewer Authority Refunding Revenue Bonds Subordinated Lien Series 2008A 10/01/29	5.000%	1,515,000	1,663,425
District of Columbia Revenue Bonds KIPP Charter School Series 2013 07/01/48	6.000%	300,000	342,984
Total			2,006,409
FLORIDA 2.8%
City of Lakeland Revenue Bonds Lakeland Regional Health Series 2015 11/15/45	5.000%	5,000,000	5,344,400
Florida Development Finance Corp. Revenue Bonds Miami Arts Charter School Project Series 2014A(a) 06/15/34	5.875%	415,000	414,967
Florida Municipal Loan Council Revenue Bonds Capital Appreciation Series 2000A (NPFGC)(b) 04/01/20	0.000%	4,360,000	3,814,041
Mid-Bay Bridge Authority Refunding Revenue Bonds Series 2015C 10/01/40	5.000%	1,000,000	1,057,100
Orange County Health Facilities Authority Refunding Revenue Bonds Mayflower Retirement Center Series 2012 06/01/36	5.000%	250,000	263,545
Palm Beach County Health Facilities Authority Revenue Bonds ACTS Retirement-Life Communities Series 2010 11/15/33	5.500%	5,000,000	5,448,500
Sinai Residences of Boca Raton Series 2014 06/01/21	6.000%	550,000	594,803
Total			16,937,356

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
GEORGIA 2.5%
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC) 08/01/25	5.200%	2,665,000	3,062,085
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	6,772,500
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	5,000,000	5,486,600
Total			15,321,185
HAWAII 0.6%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	1,500,000	1,663,680
Series 2010B 07/01/30	5.625%	280,000	317,052
07/01/40	5.750%	370,000	416,361
State of Hawaii Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/37	5.250%	705,000	756,049
Revenue Bonds Hawaii Pacific University Series 2013A 07/01/33	6.625%	655,000	729,395
Total			3,882,537
IDAHO 0.5%
Idaho Health Facilities Authority Revenue Bonds Terraces of Boise Project Series 2014A 10/01/44	8.000%	1,365,000	1,449,371
10/01/49	8.125%	1,635,000	1,743,989
Total			3,193,360
ILLINOIS 23.0%
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2013B 01/01/35	5.250%	3,000,000	3,319,590
Series 2014B 01/01/35	5.000%	5,000,000	5,492,800

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago O'Hare International Airport Revenue Bonds Customer Facility Charge Senior Lien Series 2013 01/01/43	5.750%	2,285,000	2,556,458
General 3rd Lien Series 2011A 01/01/39	5.750%	1,820,000	2,086,685
City of Chicago Wastewater Transmission Revenue Bonds 2nd Lien Series 2012 01/01/25	5.000%	5,000,000	5,382,900
01/01/42	5.000%	5,000,000	5,129,400
Series 2014 01/01/34	5.000%	1,000,000	1,047,520
01/01/39	5.000%	2,000,000	2,076,440
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/31	5.000%	2,000,000	2,110,500
Revenue Bonds 2nd Lien Series 2014 11/01/44	5.000%	650,000	675,324
City of Chicago Refunding Revenue Bonds Series 2002 01/01/33	5.000%	4,000,000	4,192,680
01/01/34	5.000%	1,000,000	1,047,390
Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	720,000	742,090
Unlimited General Obligation Bonds Project Series 2011A 01/01/35	5.250%	4,500,000	4,289,175
01/01/40	5.000%	5,000,000	4,541,400
Series 2012A 01/01/33	5.000%	5,000,000	4,668,750
Series 2008A 01/01/22	5.250%	2,310,000	2,337,027
Series 2009C 01/01/40	5.000%	2,500,000	2,270,700
Unlimited General Obligation Refunding Bonds Project Series 2014A 01/01/35	5.000%	1,000,000	923,900
01/01/36	5.000%	7,500,000	6,896,400
Illinois Finance Authority Prerefunded 05/01/19 Revenue Bonds Rush University Medical Center Series 2009C 11/01/39	6.625%	2,150,000	2,582,859

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 08/01/17 Revenue Bonds Sherman Health System Series 2007A 08/01/37	5.500%	6,000,000	6,574,500
Prerefunded 08/15/19 Revenue Bonds Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	10,700,000	13,121,517
Refunding Revenue Bonds Rush University Medical Center Series 2015A 11/15/38	5.000%	2,750,000	3,003,385
Series 2015B 11/15/39	5.000%	1,810,000	1,975,235
Silver Cross Hospital & Medical Centers Series 2015C 08/15/35	5.000%	1,500,000	1,624,290
Swedish Covenant Series 2010A 08/15/38	6.000%	2,475,000	2,733,637
Revenue Bonds Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	3,000,000	3,421,860
Riverside Health System Series 2009 11/15/35	6.250%	1,000,000	1,155,530
Illinois Finance Authority(b) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	13,745,000	12,667,942
Kane Cook & DuPage Counties School District No. U-46 Elgin Unlimited General Obligation Refunding Bonds Series 2015D 01/01/35	5.000%	1,850,000	2,046,470
Metropolitan Pier & Exposition Authority Revenue Bonds Capital Appreciation Series 1993A Escrowed to Maturity (FGIC)(b) 06/15/21	0.000%	1,870,000	1,676,044
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,884,550
State of Illinois Unlimited General Obligation Bonds Series 2012 03/01/34	5.000%	2,000,000	2,025,640
Series 2013 07/01/25	5.500%	2,850,000	3,125,395
07/01/26	5.500%	1,955,000	2,130,090
07/01/33	5.500%	5,000,000	5,377,950
07/01/38	5.500%	875,000	927,316

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013A (AGM) 04/01/27	5.000%	3,000,000	3,199,320
Series 2014 02/01/33	5.250%	3,000,000	3,108,150
05/01/39	5.000%	1,325,000	1,331,426
Total			141,480,235
INDIANA 0.7%
Indiana Finance Authority Refunding Revenue Bonds Sisters of St. Francis Health Series 2008 11/01/32	5.375%	1,000,000	1,106,030
Revenue Bonds Parkview Health System Series 2009A 05/01/31	5.750%	1,000,000	1,137,520
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/33	5.000%	1,050,000	1,071,252
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(a) 09/01/37	5.700%	1,050,000	1,088,640
Total			4,403,442
IOWA 2.3%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/39	5.125%	2,425,000	2,183,082
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012
09/01/27	5.000%	1,000,000	1,001,140
09/01/32	5.500%	1,500,000	1,527,195
09/01/43	5.750%	830,000	847,604
Revenue Bonds Genesis Health System Series 2013 07/01/33	5.000%	5,000,000	5,503,650
Iowa Fertilizer Co. Project Series 2013 12/01/25	5.250%	3,000,000	3,259,590
Total			14,322,261

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
KANSAS 0.7%
University of Kansas Hospital Authority Improvement Refunding Revenue Bonds Kansas University Health System Series 2015 09/01/45	5.000%	3,725,000	4,106,254
KENTUCKY 1.2%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health System Series 2010B 03/01/40	6.375%	1,700,000	1,937,388
Revenue Bonds Baptist Healthcare System Series 2009A 08/15/27	5.625%	1,000,000	1,102,310
Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	800,000	853,232
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	2,950,000	3,372,647
Total			7,265,577
LOUISIANA 1.9%
Ascension Parish Industrial Development Board, Inc. Revenue Bonds Impala Warehousing LLC Series 2011 07/01/36	6.000%	4,000,000	4,373,440
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	1,750,000	2,082,832
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	4,600,000	5,221,506
Total			11,677,778
MARYLAND 0.4%
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008 06/01/33	5.750%	400,000	434,028

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Health & Higher Educational Facilities Authority Prerefunded 01/01/18 Revenue Bonds Washington County Hospital Series 2008 01/01/33	5.750%	875,000	970,655
Refunding Revenue Bonds Meritus Medical Center Issue Series 2015 07/01/40	5.000%	1,200,000	1,281,180
Total			2,685,863
MASSACHUSETTS 0.5%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC) 01/01/27	5.500%	500,000	621,165
Massachusetts Health & Educational Facilities Authority Revenue Bonds Milford Regional Medical Center Series 2007E 07/15/37	5.000%	2,200,000	2,228,952
Total			2,850,117
MICHIGAN 0.9%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	1,700,000	1,813,475
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2011A 07/01/41	5.250%	1,500,000	1,578,495
Grand Traverse County Hospital Finance Authority Revenue Bonds Munson Healthcare Series 2014A 07/01/47	5.000%	505,000	540,199
Michigan Finance Authority Refunding Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-6 07/01/33	5.000%	430,000	457,653
Series 2015 11/15/45	5.000%	1,220,000	1,327,226
Total			5,717,048

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MINNESOTA 4.9%
City of Blaine Refunding Revenue Bonds Crest View Senior Community Project Series 2015 07/01/50	6.125%	3,000,000	2,982,690
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010 12/01/26	5.750%	2,000,000	2,061,960
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/23	6.375%	1,000,000	1,153,040
11/15/32	6.750%	1,000,000	1,151,680
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007 10/01/47	6.500%	5,000,000	5,263,750
City of St. Louis Park Prerefunded 07/01/18 Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/30	5.750%	800,000	910,696
Prerefunded 07/01/19 Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	2,350,000	2,758,853
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC) 04/01/27	5.450%	337,781	343,412
Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2011K2 10/01/40	6.000%	2,250,000	2,526,277
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	1,000,000	1,080,530
03/01/40	6.500%	700,000	759,178
St. Paul Housing & Redevelopment Authority Prerefunded 11/15/15 Revenue Bonds Healtheast Project Series 2005 11/15/30	6.000%	5,000,000	5,082,350

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 11/15/16 Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/22	5.250%	1,185,000	1,257,178
05/15/36	5.250%	2,180,000	2,312,784
Refunding Revenue Bonds HealthEast Care System Project Series 2015 11/15/40	5.000%	400,000	422,716
Total			30,067,094
MISSISSIPPI 0.3%
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	1,145,000	1,216,162
Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA) 12/01/37	5.850%	435,000	462,988
Total			1,679,150
MISSOURI 3.7%
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010 05/01/38	6.650%	5,000,000	5,255,250
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	610,000	641,208
City of St. Louis Airport Revenue Bonds Lambert-St. Louis International Airport Series 2009A-1 07/01/34	6.625%	5,000,000	5,796,300
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Lutheran Senior Services Series 2011 02/01/41	6.000%	650,000	709,260
Series 2014 02/01/44	5.000%	2,275,000	2,389,046
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	3,000,000	3,413,070
Missouri Development Finance Board Revenue Bonds St. Joseph Sewage System Improvements Series 2011 05/01/31	5.250%	500,000	564,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Louis County Industrial Development Authority Revenue Bonds Friendship Village Sunset Hills Series 2012 09/01/32	5.000%	1,120,000	1,187,749
09/01/42	5.000%	2,000,000	2,084,640
Series 2013A 09/01/23	5.000%	690,000	752,783
Total			22,793,386
NEBRASKA 1.9%
Douglas County Hospital Authority No. 2 Revenue Bonds Madonna Rehabilitation Hospital Series 2014 05/15/44	5.000%	4,350,000	4,613,132
Unrefunded Revenue Bonds Health Facilities-Children's Hospital Medical Center Series 2008 08/15/31	6.125%	1,275,000	1,377,956
Douglas County Hospital Authority No. 3 Refunding Revenue Bonds Health Facilities - Nebraska Methodist Health System Series 2015 11/01/36	4.125%	2,000,000	2,001,560
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	3,500,000	3,823,225
Total			11,815,873
NEVADA 1.3%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	2,600,000	2,767,154
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	4,250,000	4,738,155
State of Nevada Department of Business & Industry Revenue Bonds Somerset Academy Series 2015A(a) 12/15/35	5.000%	570,000	559,962
Total			8,065,271

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project-Provident Series 2010 06/01/31	5.750%	1,500,000	1,672,095
Provident Group-Rowan Properties LLC Series 2015 01/01/48	5.000%	1,200,000	1,249,344
Total			2,921,439
NEW MEXICO 0.4%
New Mexico Hospital Equipment Loan Council Prerefunded 08/01/18 Revenue Bonds Presbyterian Healthcare Services Series 2008 08/01/32	6.375%	685,000	794,169
08/01/32	6.375%	1,480,000	1,714,920
Total			2,509,089
NEW YORK 2.8%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	1,500,000	1,717,320
City of New York Unrefunded Unlimited General Obligation Bonds Series 2006J-J1 06/01/25	5.000%	5,000	5,194
Metropolitan Transportation Authority Revenue Bonds Transportation Series 2006A 11/15/22	5.000%	2,500,000	2,651,500
Metropolitan Transportation Authority(b) Refunding Revenue Bonds Series 2012A 11/15/32	0.000%	2,605,000	1,394,795
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/23	5.000%	1,000,000	1,038,680
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd Generation Series 1993A 07/01/18	5.750%	3,485,000	3,764,183

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	5,000,000	5,819,650
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	650,000	728,826
Total			17,120,148
NORTH DAKOTA 0.3%
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/25	5.125%	1,500,000	1,520,340
OHIO 1.2%
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	1,870,000	1,994,635
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A 11/01/35	6.625%	5,000,000	5,421,600
Total			7,416,235
OREGON 0.8%
City of Forest Grove Refunding Revenue Bonds Campus Improvement Pacific University Project Series 2015 05/01/36	5.000%	2,500,000	2,748,800
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/44	5.400%	525,000	570,827
Oregon Health & Science University Revenue Bonds Series 2009A 07/01/39	5.750%	1,500,000	1,720,950
Total			5,040,577

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PENNSYLVANIA 3.6%
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women's Hospital Project Series 1992 Escrowed to Maturity (NPFGC/FGIC)(b) 10/01/17	0.000%	5,115,000	5,004,516
Commonwealth Financing Authority Revenue Bonds Series 2015A 06/01/35	5.000%	1,950,000	2,133,709
Cumberland County Municipal Authority Refunding Revenue Bonds Diakon Lutheran Ministries Series 2015 01/01/38	5.000%	1,280,000	1,354,842
East Hempfield Township Industrial Development Authority Revenue Bonds Student Service, Inc. Student Housing Project Series 2014 07/01/46	5.000%	1,000,000	1,040,080
Lancaster County Hospital Authority Refunding Revenue Bonds Masonic Villages of the Grand Lodge of Pennsylvania Series 2015 11/01/35	5.000%	700,000	771,470
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein HealthCare Network Series 2015 01/15/45	5.250%	1,850,000	1,951,491
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	1,000,000	1,096,850
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/43	6.000%	750,000	808,688
Shippensburg University Series 2011 10/01/31	6.000%	2,000,000	2,187,980
Pennsylvania Turnpike Commission Revenue Bonds Series 2014C 12/01/44	5.000%	2,500,000	2,746,125
Philadelphia Authority for Industrial Development Revenue Bonds First Philadelphia Preparatory Charter School Series 2014 06/15/43	7.250%	750,000	845,595

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	700,000	798,616
Pocono Mountains Industrial Park Authority Revenue Bonds St. Luke's Hospital-Monroe Project Series 2015 08/15/40	5.000%	1,450,000	1,570,002
Total			22,309,964
RHODE ISLAND 0.7%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity Series 2006-51A 10/01/26	4.650%	1,230,000	1,231,378
04/01/33	4.850%	2,985,000	2,988,492
Total			4,219,870
SOUTH CAROLINA 0.9%
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC) 01/01/21	6.250%	1,000,000	1,221,010
South Carolina Jobs-Economic Development Authority Revenue Bonds York Preparatory Academy Project Series 2014A 11/01/45	7.250%	1,315,000	1,440,977
South Carolina State Public Service Authority Refunding Revenue Bonds Series 2014C 12/01/46	5.000%	2,500,000	2,724,950
Total			5,386,937
TEXAS 7.5%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	185,000	204,331
07/01/45	6.200%	1,100,000	1,235,685
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B(c) 04/01/45	6.125%	550,000	633,875

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/33	5.000%	1,000,000	1,087,670
Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	5,580,000	6,388,486
Central Texas Turnpike System Subordinated Refunding Revenue Bonds Series 2015C 08/15/42	5.000%	5,000,000	5,348,650
Central Texas Turnpike System(b) Refunding Revenue Bonds Series 2015B 08/15/37	0.000%	2,000,000	732,800
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	2,000,000	2,211,660
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/31	5.500%	1,750,000	1,929,988
Series 2012 08/15/32	5.000%	580,000	619,301
08/15/42	5.000%	1,500,000	1,580,010
Series 2013 08/15/33	6.000%	260,000	308,201
Series 2015A 12/01/45	5.000%	400,000	410,764
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds YMCA Greater Houston Area Series 2013A 06/01/38	5.000%	1,500,000	1,581,360
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	2,200,000	2,643,322
Houston Higher Education Finance Corp. Prerefunded 05/15/21 Revenue Bonds Cosmos Foundation, Inc. Series 2011 05/15/31	6.500%	270,000	342,303
Unrefunded Revenue Bonds Cosmos Foundation, Inc. Series 2011 05/15/31	6.500%	230,000	274,091

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Corp. Revenue Bonds Collegiate Housing Tarleton State University Series 2015 04/01/47	5.000%	2,465,000	2,525,614
NCCD-College Station Properties LLC Series 2015A 07/01/47	5.000%	4,910,000	5,025,483
North Texas Tollway Authority Refunding Revenue Bonds Series 2015A 01/01/38	5.000%	1,730,000	1,880,147
System-2nd Tier 01/01/31	5.000%	585,000	643,553
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014A 11/15/44	7.750%	500,000	582,495
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	800,000	932,576
Tarrant County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Trinity Terrace Project Series 2014 10/01/49	5.000%	750,000	783,060
Revenue Bonds Scott & White Healthcare Series 2013 08/15/33	5.000%	1,000,000	1,110,220
Stayton at Museum Way Series 2009A 11/15/44	8.250%	3,000,000	2,989,530
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	1,250,000	1,342,275
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	548,295
Total			45,895,745
VIRGINIA 0.6%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	3,250,000	3,407,040

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WASHINGTON 2.8%
Energy Northwest Prerefunded 07/01/17 Revenue Bonds Columbia Generating Station Series 2007 07/01/22	5.000%	895,000	969,034
Unrefunded Revenue Bonds Columbia Generating Station Series 2007 07/01/22	5.000%	2,005,000	2,163,415
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/35	6.000%	1,000,000	978,090
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,378,390
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	1,050,000	1,123,143
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing-Mirabella Series 2012 10/01/47	6.750%	3,000,000	3,247,140
Revenue Bonds Skyline at First Hill Project Series 2007A 01/01/38	5.625%	5,500,000	5,386,535
Washington State Housing Finance Commission(a)(d) Revenue Bonds Heron's Key Series 2015A 07/01/45	7.000%	200,000	202,980
Total			17,448,727
WEST VIRGINIA 0.2%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Co.-Amos Project Series 2010A(c) 12/01/38	5.375%	900,000	977,985
WISCONSIN 6.4%
Public Finance Authority Revenue Bonds Rose Villa Project Series 2014A 11/15/49	6.000%	1,645,000	1,765,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	3,000,000	3,460,410
Wisconsin Health & Educational Facilities Authority Prerefunded 02/15/19 Revenue Bonds ProHealth Care, Inc. Obligation Group Series 2009 02/15/39	6.625%	5,300,000	6,312,088
Prerefunded 04/01/18 Revenue Bonds Riverview Hospital Association Series 2008 04/01/38	5.750%	6,000,000	6,761,640
Refunding Revenue Bonds ProHealth Care, Inc. Obligation Group Series 2015 08/15/39	5.000%	1,500,000	1,624,650
Wheaton Healthcare Series 2006B 08/15/25	5.125%	4,310,000	4,484,900
Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	1,400,000	1,557,486
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	3,375,000	3,586,950
Marshfield Clinic Series 2012B 02/15/32	5.000%	2,000,000	2,150,960
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	3,600,000	3,953,448
ThedaCare, Inc. Series 2015 12/15/44	5.000%	1,275,000	1,381,042
Watertown Regional Medical Center Series 2012 09/01/42	5.000%	2,270,000	2,404,429
Total			39,443,943

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WYOMING 0.2%
County of Laramie Revenue Bonds Cheyenne Regional Medical Center Project Series 2012 05/01/32	5.000%	1,000,000	1,105,420
Total Municipal Bonds (Cost: $546,457,296)			595,259,826

Municipal Bonds Held in Trust 0.7%

MASSACHUSETTS 0.7%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(a)(c)(e) 11/15/36	5.500%	4,000,000	4,552,480
Total Municipal Bonds Held in Trust (Cost: $4,107,143)			4,552,480
Floating Rate Notes 0.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
MINNESOTA 0.1%
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Children's Health Care Facilities VRDN Series 2004A (AGM)(c) 08/15/34	0.020%	575,000	575,000
Total Floating Rate Notes (Cost: $575,000)			575,000
Total Investments (Cost: $551,139,439)			600,387,306
Other Assets & Liabilities, Net			14,031,618
Net Assets			614,418,924

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $12,290,203 or 2.00% of net assets.

(b)  Zero coupon bond.

(c)  Variable rate security.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	595,259,826	—	595,259,826
Municipal Bonds Held in Trust	—	4,552,480	—	4,552,480
Floating Rate Notes	—	575,000	—	575,000
Total Investments	—	600,387,306	—	600,387,306

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
(identified cost $551,139,439)	$600,387,306
Cash	9,528,983
Receivable for:
Investments sold	911,785
Capital shares sold	2,692,971
Interest	7,128,905
Expense reimbursement due from Investment Manager	594
Prepaid expenses	5,649
Total assets	620,656,193
Liabilities
Short-term floating rate notes outstanding	3,000,000
Payable for:
Investments purchased	18,081
Investments purchased on a delayed delivery basis	184,031
Capital shares purchased	805,960
Dividend distributions to shareholders	2,092,865
Investment management fees	6,873
Distribution and/or service fees	4,364
Transfer agent fees	30,231
Administration fees	1,158
Compensation of board members	48,387
Other expenses	45,319
Total liabilities	6,237,269
Net assets applicable to outstanding capital stock	$614,418,924
Represented by
Paid-in capital	$564,746,083
Undistributed net investment income	1,842,570
Accumulated net realized loss	(1,417,596)
Unrealized appreciation (depreciation) on:
Investments	49,247,867
Total — representing net assets applicable to outstanding capital stock	$614,418,924

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$571,464,099
Shares outstanding	142,035,168
Net asset value per share	$4.02
Maximum offering price per share(a)	$4.14
Class B
Net assets	$489,314
Shares outstanding	121,624
Net asset value per share	$4.02
Class C
Net assets	$16,648,977
Shares outstanding	4,136,549
Net asset value per share	$4.02
Class R4
Net assets	$1,084,263
Shares outstanding	270,096
Net asset value per share	$4.01
Class R5
Net assets	$548,333
Shares outstanding	136,480
Net asset value per share	$4.02
Class Z
Net assets	$24,183,938
Shares outstanding	6,025,345
Net asset value per share	$4.01

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends	$5
Interest	29,168,033
Total income	29,168,038
Expenses:
Investment management fees	2,435,643
Distribution and/or service fees
Class A	1,392,314
Class B	8,077
Class C	165,170
Transfer agent fees
Class A	392,571
Class B	569
Class C	11,627
Class R4	446
Class R5	196
Class Z	13,277
Administration fees	411,139
Compensation of board members	17,881
Custodian fees	5,114
Printing and postage fees	52,976
Registration fees	100,849
Professional fees	36,256
Interest expense	19,208
Other	15,281
Total expenses	5,078,594
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(207,506)
Total net expenses	4,871,088
Net investment income	24,296,950
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,919,908
Net realized gain	5,919,908
Net change in unrealized appreciation (depreciation) on:
Investments	(3,399,733)
Net change in unrealized depreciation	(3,399,733)
Net realized and unrealized gain	2,520,175
Net increase in net assets resulting from operations	$26,817,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014(a)
Operations
Net investment income	$24,296,950	$24,115,904
Net realized gain (loss)	5,919,908	(199,430)
Net change in unrealized appreciation (depreciation)	(3,399,733)	23,046,535
Net increase in net assets resulting from operations	26,817,125	46,963,009
Distributions to shareholders
Net investment income
Class A	(22,685,264)	(23,178,792)
Class B	(26,787)	(50,763)
Class C	(548,518)	(452,475)
Class R4	(27,314)	(8,010)
Class R5	(16,905)	(2,181)
Class Z	(813,368)	(227,138)
Total distributions to shareholders	(24,118,156)	(23,919,359)
Increase (decrease) in net assets from capital stock activity	42,807,094	(45,504,758)
Total increase (decrease) in net assets	45,506,063	(22,461,108)
Net assets at beginning of year	568,912,861	591,373,969
Net assets at end of year	$614,418,924	$568,912,861
Undistributed net investment income	$1,842,570	$1,663,776

(a) Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	19,049,307	77,221,923	8,719,697	34,101,873
Distributions reinvested	4,532,313	18,421,620	4,769,418	18,576,752
Redemptions	(17,158,518)	(69,522,953)	(27,142,393)	(104,583,937)
Net increase (decrease)	6,423,102	26,120,590	(13,653,278)	(51,905,312)
Class B shares
Subscriptions	2,823	11,362	1,038	4,120
Distributions reinvested	6,209	25,261	12,326	47,872
Redemptions(b)	(152,796)	(621,140)	(215,221)	(836,761)
Net decrease	(143,764)	(584,517)	(201,857)	(784,769)
Class C shares
Subscriptions	1,291,657	5,261,029	946,627	3,723,850
Distributions reinvested	129,104	524,902	110,936	432,191
Redemptions	(804,064)	(3,266,630)	(1,454,222)	(5,565,124)
Net increase (decrease)	616,697	2,519,301	(396,659)	(1,409,083)
Class R4 shares
Subscriptions	162,943	657,763	99,314	388,803
Distributions reinvested	6,635	26,862	1,970	7,778
Redemptions	(967)	(3,898)	(13,110)	(50,240)
Net increase	168,611	680,727	88,174	346,341
Class R5 shares
Subscriptions	115,291	468,825	22,256	85,064
Distributions reinvested	4,052	16,454	504	1,994
Redemptions	(5,623)	(22,655)	—	—
Net increase	113,720	462,624	22,760	87,058
Class Z shares
Subscriptions	4,983,179	20,257,355	2,476,981	9,702,761
Distributions reinvested	118,899	481,422	24,534	95,809
Redemptions	(1,767,838)	(7,130,408)	(421,183)	(1,637,563)
Net increase	3,334,240	13,608,369	2,080,332	8,161,007
Total net increase (decrease)	10,512,606	42,807,094	(12,060,528)	(45,504,758)

(a) Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,								Year Ended November 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$4.00		$3.83		$4.09		$3.82		$3.74		$3.72
Income from investment operations:
Net investment income	0.17		0.17		0.16		0.11		0.17		0.17
Net realized and unrealized gain (loss)	0.02		0.17		(0.26)		0.27		0.08		0.01
Total from investment operations	0.19		0.34		(0.10)		0.38		0.25		0.18
Less distributions to shareholders:
Net investment income	(0.17)		(0.17)		(0.16)		(0.11)		(0.17)		(0.16)
Total distributions to shareholders	(0.17)		(0.17)		(0.16)		(0.11)		(0.17)		(0.16)
Net asset value, end of period	$4.02		$4.00		$3.83		$4.09		$3.82		$3.74
Total return	4.67%		9.02%		(2.51%)		10.16%		6.86%		4.99%
Ratios to average net assets(b)
Total gross expenses	0.84	%(c)	0.85	%(c)	0.84	%(d)	0.84	%(d)(e)	0.83	%(d)	0.83	%(d)
Total net expenses(f)	0.81	%(c)	0.81	%(c)	0.81	%(d)	0.80	%(d)(e)	0.80	%(d)	0.80	%(d)
Net investment income	4.10%		4.35%		4.02%		4.27	%(e)	4.56%		4.38%
Supplemental data
Net assets, end of period (in thousands)	$571,464		$542,530		$572,179		$623,462		$584,728		$616,281
Portfolio turnover	16%		22%		16%		13%		30%		23%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended November 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$4.00		$3.83		$4.09		$3.82		$3.74		$3.72
Income from investment operations:
Net investment income	0.14		0.14		0.13		0.09		0.14		0.14
Net realized and unrealized gain (loss)	0.01		0.17		(0.26)		0.27		0.08		0.01
Total from investment operations	0.15		0.31		(0.13)		0.36		0.22		0.15
Less distributions to shareholders:
Net investment income	(0.13)		(0.14)		(0.13)		(0.09)		(0.14)		(0.13)
Total distributions to shareholders	(0.13)		(0.14)		(0.13)		(0.09)		(0.14)		(0.13)
Net asset value, end of period	$4.02		$4.00		$3.83		$4.09		$3.82		$3.74
Total return	3.88%		8.21%		(3.23%)		9.60%		6.06%		4.20%
Ratios to average net assets(b)
Total gross expenses	1.59	%(c)	1.60	%(c)	1.59	%(d)	1.59	%(d)(e)	1.58	%(d)	1.59	%(d)
Total net expenses(f)	1.56	%(c)	1.56	%(c)	1.56	%(d)	1.55	%(d)(e)	1.55	%(d)	1.56	%(d)
Net investment income	3.35%		3.59%		3.27%		3.51	%(e)	3.83%		3.61%
Supplemental data
Net assets, end of period (in thousands)	$489		$1,062		$1,791		$2,612		$3,544		$7,435
Portfolio turnover	16%		22%		16%		13%		30%		23%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended November 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$4.00		$3.83		$4.09		$3.82		$3.74		$3.72
Income from investment operations:
Net investment income	0.14		0.14		0.13		0.09		0.14		0.14
Net realized and unrealized gain (loss)	0.02		0.17		(0.26)		0.27		0.08		0.02
Total from investment operations	0.16		0.31		(0.13)		0.36		0.22		0.16
Less distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.13)		(0.09)		(0.14)		(0.14)
Total distributions to shareholders	(0.14)		(0.14)		(0.13)		(0.09)		(0.14)		(0.14)
Net asset value, end of period	$4.02		$4.00		$3.83		$4.09		$3.82		$3.74
Total return	3.89%		8.21%		(3.23%)		9.60%		6.07%		4.21%
Ratios to average net assets(b)
Total gross expenses	1.59	%(c)	1.60	%(c)	1.59	%(d)	1.59	%(d)(e)	1.58	%(d)	1.59	%(d)
Total net expenses(f)	1.56	%(c)	1.56	%(c)	1.56	%(d)	1.55	%(d)(e)	1.55	%(d)	1.55	%(d)
Net investment income	3.35%		3.59%		3.27%		3.51	%(e)	3.81%		3.63%
Supplemental data
Net assets, end of period (in thousands)	$16,649		$14,086		$15,017		$13,106		$9,686		$10,335
Portfolio turnover	16%		22%		16%		13%		30%		23%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$3.99		$3.83		$4.08
Income from investment operations:
Net investment income	0.18		0.18		0.06
Net realized and unrealized gain (loss)	0.02		0.16		(0.25)
Total from investment operations	0.20		0.34		(0.19)
Less distributions to shareholders:
Net investment income	(0.18)		(0.18)		(0.06)
Total distributions to shareholders	(0.18)		(0.18)		(0.06)
Net asset value, end of period	$4.01		$3.99		$3.83
Total return	4.93%		9.02%		(4.65%)
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)	0.60	%(c)	0.58	%(d)(e)
Total net expenses(f)	0.56	%(c)	0.56	%(c)	0.57	%(d)(e)
Net investment income	4.38%		4.60%		4.38	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,084		$405		$51
Portfolio turnover	16%		22%		16%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015		2014(a)
Per share data
Net asset value, beginning of period	$3.99		$3.80
Income from investment operations:
Net investment income	0.18		0.12
Net realized and unrealized gain	0.03		0.18
Total from investment operations	0.21		0.30
Less distributions to shareholders:
Net investment income	(0.18)		(0.11)
Total distributions to shareholders	(0.18)		(0.11)
Net asset value, end of period	$4.02		$3.99
Total return	5.18%		8.07%
Ratios to average net assets(b)
Total gross expenses	0.57	%(c)	0.58	%(c)(d)
Total net expenses(e)	0.56	%(c)	0.55	%(c)(d)
Net investment income	4.35%		4.62	%(d)
Supplemental data
Net assets, end of period (in thousands)	$548		$91
Portfolio turnover	16%		22%

Notes to Financial Highlights

(a)  Based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended November 30,
Class Z	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$3.99		$3.82		$4.08		$3.81		$3.73		$3.88
Income from investment operations:
Net investment income	0.18		0.18		0.17		0.12		0.18		0.03
Net realized and unrealized gain (loss)	0.02		0.17		(0.26)		0.27		0.08		(0.15)
Total from investment operations	0.20		0.35		(0.09)		0.39		0.26		(0.12)
Less distributions to shareholders:
Net investment income	(0.18)		(0.18)		(0.17)		(0.12)		(0.18)		(0.03)
Total distributions to shareholders	(0.18)		(0.18)		(0.17)		(0.12)		(0.18)		(0.03)
Net asset value, end of period	$4.01		$3.99		$3.82		$4.08		$3.81		$3.73
Total return	4.93%		9.30%		(2.28%)		10.36%		7.15%		(3.09%)
Ratios to average net assets(c)
Total gross expenses	0.59	%(d)	0.60	%(d)	0.59	%(e)	0.60	%(e)(f)	0.57	%(e)	0.49	%(e)(f)
Total net expenses(g)	0.56	%(d)	0.56	%(d)	0.56	%(e)	0.55	%(e)(f)	0.55	%(e)	0.49	%(e)(f)
Net investment income	4.36%		4.63%		4.26%		4.51	%(f)	4.76%		4.68	%(f)
Supplemental data
Net assets, end of period (in thousands)	$24,184		$10,739		$2,336		$1,983		$184		$2
Portfolio turnover	16%		22%		16%		13%		30%		23%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
32

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00%, based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method

Annual Report 2015
33

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2015 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2015, the average value of short-term floating rate notes outstanding was $3,000,000 and the annualized average interest rate and fees related to these short-term floating rate notes was 0.05% and 0.52%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Annual Report 2015
34

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016, and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an

Annual Report 2015
35

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $1,988.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class B	0.07
Class C	0.07
Class R4	0.07
Class R5	0.05
Class Z	0.07

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet

Annual Report 2015
36

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

reimbursed (unreimbursed expense) was approximately $244,000 and $62,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $339,718 for Class A, $941 for Class B and $3,598 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	0.80%	0.81%
Class B	1.55	1.56
Class C	1.55	1.56
Class R4	0.55	0.56
Class R5	0.56	0.55
Class Z	0.55	0.56

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions, post-October capital losses and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$238,779	$374,586
Tax-exempt income	23,879,377	23,544,773
Total	$24,118,156	$23,919,359

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$3,095,522
Net unrealized appreciation	49,574,994

At July 31, 2015, the cost of investments for federal income tax purposes was $550,812,312 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$53,555,020
Unrealized depreciation	(3,980,026)
Net unrealized appreciation	$49,574,994

For the year ended July 31, 2015, $4,522,642 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements.

Annual Report 2015
37

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $129,738,437 and $93,353,203, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 85.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Illinois Geographic Concentration Risk

To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in such state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically

Annual Report 2015
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COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
39

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia AMT-Free Tax-Exempt Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Tax-Exempt Bond Fund (the "Fund," a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015
40

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$23,879,377
Exempt-Interest Dividends	99.01%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2015
41

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
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COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
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COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
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COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
45

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
46

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free Tax-Exempt Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
47

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
48

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free Tax-Exempt Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer's organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be

Annual Report 2015
49

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

effective upon each Fund's next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds' performance and expenses, and JDL's conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2015
50

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
51

Columbia AMT-Free Tax-Exempt Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN118_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA LARGE VALUE QUANTITATIVE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA LARGE VALUE QUANTITATIVE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	44
Trustees and Officers	45
Interim Approval of Investment Management Services Agreement	50
Approval of Investment Management Services Agreement	52
Important Information About This Report	55

Annual Report 2015

COLUMBIA LARGE VALUE QUANTITATIVE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Value Quantitative Fund (the Fund) Class A shares returned 7.25% excluding sales charges for the 12-month period that ended July 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 6.40% during the same time period.

■  The Fund's relative results can be attributed primarily to effective stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	Life
Class A	08/01/08
Excluding sales charges		7.25	15.82	8.01
Including sales charges		1.04	14.46	7.10
Class B	08/01/08
Excluding sales charges		6.42	14.95	7.19
Including sales charges		1.42	14.72	7.19
Class C	08/01/08
Excluding sales charges		6.40	14.92	7.17
Including sales charges		5.40	14.92	7.17
Class I	08/01/08	7.72	16.30	8.44
Class K	08/01/08	7.35	15.96	8.14
Class R	08/01/08	6.98	15.53	7.70
Class R4*	06/01/15	7.26	15.82	8.01
Class R5*	06/01/15	7.26	15.82	8.01
Class T*	03/07/11
Excluding sales charges		7.33	15.75	7.97
Including sales charges		1.20	14.40	7.06
Class W	08/01/08	7.21	15.78	7.96
Class Y*	06/01/15	7.26	15.82	8.01
Class Z*	09/27/10	7.55	16.10	8.20
Russell 1000 Value Index		6.40	15.08	8.76

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA LARGE VALUE QUANTITATIVE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2008 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Value Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA LARGE VALUE QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At July 31, 2015, approximately 47% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2015, the Fund's Class A shares returned 7.25% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 6.40% for the same time period. The Fund's relative results can be attributed primarily to effective stock selection.

U.S. Equities Gained Amid Positive Economic Growth

Performance of U.S. equities was reasonably good for the fiscal year ended July 31, 2015. Growth strategies significantly outperformed value strategies during the period, and other than a couple of brief time spans of increased volatility, U.S. equity markets were rather stable. U.S. economic growth remained positive, though below the pace that many economists had been forecasting, while economic growth outside the U.S. also remained fairly sluggish.

Long-term interest rates in the U.S. and around the globe declined, and short-term interest rates remained at or near zero in many countries, as central banks continued to flood markets with liquidity in attempts to stimulate economic activity. Oil prices declined sharply, as supply growth exceeded the modest growth of oil demand, leading to progressively better consumer spending. A focus on U.S. Federal Reserve (Fed) policy appeared to intensify as the fiscal year progressed. Although the timing of the Fed's anticipated interest-rate increase remains dependent on incoming economic data and is not known, the markets began to anticipate that the initial hike could occur between September and year end 2015.

Growth-Oriented Stocks Led Market Higher

For most of the period, growth-oriented stocks performed best, as stocks that demonstrated mid-to-high growth characteristics outperformed those with little or no growth orientation. Stocks with the most momentum significantly outperformed those with little or no momentum. Not uncommon in a growth-oriented environment, stocks in the benchmark that offered the highest dividend yields underperformed those with little or no dividends. Further, in contrast to the prior fiscal year, the most volatile stocks in the benchmark, as measured by beta, significantly underperformed those that were least volatile.

Our stock selection model posted mixed results during the period, generating cumulatively neutral results. We divide the metrics for our stock selection model into three broad categories: valuation, catalyst and quality. Our catalyst metrics performed best, as stocks we scored as

Portfolio Management

Brian Condon, CFA

Peter Albanese

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA LARGE VALUE QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at July 31, 2015)
Johnson & Johnson	3.9
Pfizer, Inc.	3.9
JPMorgan Chase & Co.	3.7
Cisco Systems, Inc.	3.1
Intel Corp.	2.7
Citigroup, Inc.	2.7
Microsoft Corp.	2.5
MetLife, Inc.	2.3
General Dynamics Corp.	2.2
Valero Energy Corp.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

having the most attractive catalysts outperformed those with weak catalysts. Both our quality and valuation models did not perform well. Such results were not surprising given the value orientation of the Fund's strategy, implemented amidst a market biased toward growth during the period.

Effective Stock Selection Supported Fund Performance

As usual, the Fund maintained a relatively neutral stance with regard to sector allocation, and the majority of its performance relative to the benchmark was influenced by stock selection. Stock selection within the energy sector benefited performance most, primarily driven by security selection specific to the oil, gas and consumable fuels industry. Stock selection in information technology, industrials and consumer discretionary also added value.

Individual stocks contributing most to relative performance were interactive entertainment software developer Electronic Arts and health benefits company Anthem. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall. Electronic Arts generated strong revenue and earnings, boosted by recent game launches and success with its move to digital, widely seen to support more consistent cash flows and revenues. Anthem performed well along with its sector and industry broadly. The health care sector benefited from new health care regulations implemented under "Obamacare" and from anticipation of and actual merger and acquisition activity within the sector. At the end of July 2015, Anthem announced its acquisition of Cigna. We sold the Fund's position in Anthem by the end of the period.

Telecommunication Services Security Selection Hampered Returns

Stock selection in the telecommunication services sector was the primary detractor from the Fund's relative performance, most notably in the diversified telecommunication services industry. Stock selection in utilities, notably in electric utilities; financials, largely in the consumer finance industry; and in consumer staples, primarily in the food products industry, hampered results as well. The Fund's greatest individual detractor was oil and gas services and equipment company National Oilwell Varco. It underperformed as oil prices fell sharply on concerns of potentially slowing global economic growth coupled with too much supply and increasing production. A position in telecommunications company CenturyLink was also a relative detractor from the Fund's results. Its earnings were disappointing, and investor concerns heightened around the stability of the company's dividend. Not owning a position in Amazon.com also hurt, as shares of the e-commerce giant rose on better than expected reported earnings and profits from both its retail and Amazon Web Services businesses.

Annual Report 2015
6

COLUMBIA LARGE VALUE QUANTITATIVE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Construction Process Guided Investment Changes

While there were some changes in sector allocations and individual security positions during the period as a result of the Fund's bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Further, there were no significant changes to our stock selection model during the period.

Looking Ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. We continue to favor stocks with attributes considered most important in the Fund's quantitative stock selection model: companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we have found that stocks with these characteristics have tended to outperform their peers in various macroeconomic conditions.

Portfolio Breakdown (%) (at July 31, 2015)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at July 31, 2015)
Consumer Discretionary	5.4
Consumer Staples	6.9
Energy	12.6
Financials	30.1
Health Care	12.7
Industrials	9.9
Information Technology	10.6
Materials	2.9
Telecommunication Services	2.7
Utilities	6.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments elected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
7

COLUMBIA LARGE VALUE QUANTITATIVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.30		1,019.05	5.98		5.94	1.18
Class B	1,000.00	1,000.00	1,027.10		1,015.31	9.75		9.70	1.93
Class C	1,000.00	1,000.00	1,027.50		1,015.31	9.76		9.70	1.93
Class I	1,000.00	1,000.00	1,033.20		1,021.14	3.85		3.83	0.76
Class K	1,000.00	1,000.00	1,032.20		1,019.80	5.22		5.19	1.03
Class R	1,000.00	1,000.00	1,030.10		1,017.80	7.24		7.19	1.43
Class R4	1,000.00	1,000.00	982.70	(a)	1,020.34	1.47	(a)	4.63	0.92	(a)
Class R5	1,000.00	1,000.00	982.70	(a)	1,020.94	1.28	(a)	4.03	0.80	(a)
Class T	1,000.00	1,000.00	1,031.40		1,019.05	5.98		5.94	1.18
Class W	1,000.00	1,000.00	1,031.10		1,019.05	5.98		5.94	1.18
Class Y	1,000.00	1,000.00	982.70	(a)	1,021.19	1.20	(a)	3.78	0.75	(a)
Class Z	1,000.00	1,000.00	1,032.10		1,020.29	4.71		4.68	0.93

(a) Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
8

COLUMBIA LARGE VALUE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 5.3%
Auto Components 0.6%
Gentex Corp.	354,800	5,705,184
Automobiles 1.0%
Ford Motor Co.	658,200	9,761,106
Hotels, Restaurants & Leisure 0.3%
Darden Restaurants, Inc.	40,700	3,002,032
Media 1.8%
Comcast Corp., Class A	296,200	18,485,842
Multiline Retail 0.6%
Target Corp.	71,700	5,868,645
Specialty Retail 1.0%
Best Buy Co., Inc.	303,700	9,806,473
Total Consumer Discretionary		52,629,282
CONSUMER STAPLES 6.9%
Food & Staples Retailing 1.7%
CVS Health Corp.	77,400	8,705,178
Wal-Mart Stores, Inc.	105,000	7,557,900
Total		16,263,078
Food Products 2.1%
Archer-Daniels-Midland Co.	393,900	18,678,738
Pilgrim's Pride Corp.	105,000	2,272,200
Total		20,950,938
Household Products 0.2%
Procter & Gamble Co. (The)	29,100	2,231,970
Personal Products 0.1%
Herbalife Ltd.(a)	18,200	918,918
Tobacco 2.8%
Altria Group, Inc.	129,300	7,031,334
Philip Morris International, Inc.	244,400	20,903,532
Total		27,934,866
Total Consumer Staples		68,299,770
ENERGY 12.4%
Energy Equipment & Services 1.9%
Cameron International Corp.(a)	62,200	3,138,612
National Oilwell Varco, Inc.	373,200	15,722,916
Total		18,861,528

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 10.5%
Chevron Corp.	180,100	15,935,248
ConocoPhillips	420,700	21,178,038
EOG Resources, Inc.	85,300	6,584,307
Exxon Mobil Corp.(b)	248,600	19,691,606
Marathon Petroleum Corp.	355,700	19,446,119
Valero Energy Corp.	329,600	21,621,760
Total		104,457,078
Total Energy		123,318,606
FINANCIALS 29.7%
Banks 8.3%
CIT Group, Inc.	270,200	12,710,208
Citigroup, Inc.	456,500	26,686,990
JPMorgan Chase & Co.	526,300	36,067,339
Wells Fargo & Co.	122,100	7,065,927
Total		82,530,464
Capital Markets 2.8%
BlackRock, Inc.	50,400	16,950,528
Goldman Sachs Group, Inc. (The)	52,800	10,827,696
Total		27,778,224
Consumer Finance 3.1%
Capital One Financial Corp.	234,200	19,040,460
Navient Corp.	493,100	7,741,670
Santander Consumer USA Holdings, Inc.(a)	167,800	4,057,404
Total		30,839,534
Diversified Financial Services 3.8%
Berkshire Hathaway, Inc., Class B(a)	33,500	4,781,790
CME Group, Inc.	21,400	2,055,256
Intercontinental Exchange, Inc.	55,600	12,679,024
Voya Financial, Inc.	389,500	18,287,025
Total		37,803,095
Insurance 6.8%
Aon PLC	89,800	9,049,146
Aspen Insurance Holdings Ltd.	205,900	9,901,731
Assured Guaranty Ltd.	595,800	14,573,268
Everest Re Group Ltd.	36,200	6,628,944
MetLife, Inc.	401,100	22,357,314
Prudential Financial, Inc.	32,400	2,862,864

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA LARGE VALUE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Reinsurance Group of America, Inc.	17,600	1,698,752
RenaissanceRe Holdings Ltd.	9,600	1,030,080
Total		68,102,099
Real Estate Investment Trusts (REITs) 4.9%
Brixmor Property Group, Inc.	57,800	1,414,366
CBL & Associates Properties, Inc.	510,800	8,346,472
Digital Realty Trust, Inc.	52,500	3,374,175
Equity LifeStyle Properties, Inc.	20,100	1,163,388
General Growth Properties, Inc.	601,100	16,313,854
Public Storage	51,500	10,566,770
Simon Property Group, Inc.	42,100	7,881,962
Total		49,060,987
Total Financials		296,114,403
HEALTH CARE 12.5%
Biotechnology 0.3%
Alkermes PLC(a)	48,900	3,423,978
Health Care Equipment & Supplies 0.8%
Hill-Rom Holdings, Inc.	14,900	834,847
Stryker Corp.	65,600	6,708,912
Total		7,543,759
Health Care Providers & Services 2.3%
Cardinal Health, Inc.	82,500	7,010,850
Health Net, Inc.(a)	244,200	16,327,212
Total		23,338,062
Pharmaceuticals 9.1%
Johnson & Johnson	386,900	38,771,249
Merck & Co., Inc.	221,000	13,030,160
Pfizer, Inc.	1,067,600	38,497,656
Total		90,299,065
Total Health Care		124,604,864
INDUSTRIALS 9.7%
Aerospace & Defense 4.5%
General Dynamics Corp.	145,500	21,695,505
Huntington Ingalls Industries, Inc.	19,600	2,301,236
Northrop Grumman Corp.	37,800	6,539,778
Spirit AeroSystems Holdings, Inc., Class A(a)	250,700	14,114,410
Total		44,650,929

Common Stocks (continued)

Issuer	Shares	Value ($)
Airlines 0.7%
Delta Air Lines, Inc.	123,500	5,475,990
Southwest Airlines Co.	40,000	1,448,000
Total		6,923,990
Commercial Services & Supplies 0.6%
RR Donnelley & Sons Co.	82,100	1,440,855
Waste Management, Inc.	88,200	4,509,666
Total		5,950,521
Electrical Equipment 1.4%
Emerson Electric Co.	263,500	13,636,125
Industrial Conglomerates 0.9%
General Electric Co.	354,800	9,260,280
Machinery 1.6%
AGCO Corp.	89,300	4,912,393
Lincoln Electric Holdings, Inc.	191,200	11,577,160
Total		16,489,553
Total Industrials		96,911,398
INFORMATION TECHNOLOGY 10.5%
Communications Equipment 3.0%
Cisco Systems, Inc.	1,058,700	30,088,254
Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	931,500	26,966,925
Software 3.7%
Electronic Arts, Inc.(a)	132,400	9,473,220
Microsoft Corp.	526,000	24,564,200
Oracle Corp.	54,100	2,160,754
Total		36,198,174
Technology Hardware, Storage & Peripherals 1.1%
EMC Corp.	415,400	11,170,106
Total Information Technology		104,423,459
MATERIALS 2.9%
Chemicals 0.3%
Westlake Chemical Corp.	49,900	3,117,253
Metals & Mining 0.6%
United States Steel Corp.	312,500	6,084,375

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA LARGE VALUE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Paper & Forest Products 2.0%
Domtar Corp.	93,800	3,813,908
International Paper Co.	332,600	15,921,562
Total		19,735,470
Total Materials		28,937,098
TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 2.6%
CenturyLink, Inc.	341,600	9,769,760
Verizon Communications, Inc.	354,100	16,568,339
Total		26,338,099
Total Telecommunication Services		26,338,099
UTILITIES 6.1%
Electric Utilities 3.8%
Edison International	79,400	4,764,794
Entergy Corp.	215,200	15,283,504
Exelon Corp.	384,400	12,335,396
Pinnacle West Capital Corp.	82,100	5,066,391
Total		37,450,085

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 2.3%
PG&E Corp.	89,800	4,715,398
Public Service Enterprise Group, Inc.	441,200	18,384,804
Total		23,100,202
Total Utilities		60,550,287
Total Common Stocks (Cost: $902,774,665)		982,127,266

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.124%(c)(d)	13,763,518	13,763,518
Total Money Market Funds (Cost: $13,763,518)		13,763,518
Total Investments (Cost: $916,538,183)		995,890,784
Other Assets & Liabilities, Net		149,209
Net Assets		996,039,993

At July 31, 2015, securities totaling $1,314,886 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Future	28	USD	14,688,800	09/2015	110,828	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA LARGE VALUE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments (continued)

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	16,093,521	187,271,678	(189,601,681)	13,763,518	19,655	13,763,518

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA LARGE VALUE QUANTITATIVE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	52,629,282	—	—	52,629,282
Consumer Staples	68,299,770	—	—	68,299,770
Energy	123,318,606	—	—	123,318,606
Financials	296,114,403	—	—	296,114,403
Health Care	124,604,864	—	—	124,604,864
Industrials	96,911,398	—	—	96,911,398
Information Technology	104,423,459	—	—	104,423,459
Materials	28,937,098	—	—	28,937,098
Telecommunication Services	26,338,099	—	—	26,338,099
Utilities	60,550,287	—	—	60,550,287
Total Common Stocks	982,127,266	—	—	982,127,266
Money Market Funds	13,763,518	—	—	13,763,518
Total Investments	995,890,784	—	—	995,890,784
Derivatives
Assets
Futures Contracts	110,828	—	—	110,828
Total	996,001,612	—	—	996,001,612

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA LARGE VALUE QUANTITATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $902,774,665)	$982,127,266
Affiliated issuers (identified cost $13,763,518)	13,763,518
Total investments (identified cost $916,538,183)	995,890,784
Receivable for:
Capital shares sold	480,273
Dividends	901,127
Variation margin	2,397
Expense reimbursement due from Investment Manager	298
Prepaid expenses	7,348
Trustees' deferred compensation plan	29,418
Other assets	32,682
Total assets	997,344,327
Liabilities
Payable for:
Capital shares purchased	1,050,672
Variation margin	38,425
Investment management fees	18,265
Distribution and/or service fees	3,363
Transfer agent fees	76,608
Administration fees	1,573
Compensation of board members	33,995
Other expenses	52,015
Trustees' deferred compensation plan	29,418
Total liabilities	1,304,334
Net assets applicable to outstanding capital stock	$996,039,993
Represented by
Paid-in capital	$886,083,878
Undistributed net investment income	7,148,668
Accumulated net realized gain	23,344,018
Unrealized appreciation (depreciation) on:
Investments	79,352,601
Futures contracts	110,828
Total — representing net assets applicable to outstanding capital stock	$996,039,993

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA LARGE VALUE QUANTITATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$103,690,727
Shares outstanding	10,849,182
Net asset value per share	$9.56
Maximum offering price per share(a)	$10.14
Class B
Net assets	$352,851
Shares outstanding	37,256
Net asset value per share	$9.47
Class C
Net assets	$16,709,888
Shares outstanding	1,788,593
Net asset value per share	$9.34
Class I
Net assets	$409,974,569
Shares outstanding	42,485,982
Net asset value per share	$9.65
Class K
Net assets	$2,947
Shares outstanding	307
Net asset value per share(b)	$9.61
Class R
Net assets	$2,082,861
Shares outstanding	217,660
Net asset value per share	$9.57
Class R4
Net assets	$2,456
Shares outstanding	255
Net asset value per share	$9.63
Class R5
Net assets	$2,456
Shares outstanding	255
Net asset value per share	$9.63
Class T
Net assets	$84,026,303
Shares outstanding	8,811,714
Net asset value per share	$9.54
Maximum offering price per share(a)	$10.12
Class W
Net assets	$229,401,077
Shares outstanding	23,864,370
Net asset value per share	$9.61

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA LARGE VALUE QUANTITATIVE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class Y
Net assets	$2,456
Shares outstanding	255
Net asset value per share(b)	$9.64
Class Z
Net assets	$149,791,402
Shares outstanding	15,536,780
Net asset value per share	$9.64

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA LARGE VALUE QUANTITATIVE FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$23,549,747
Dividends — affiliated issuers	19,655
Total income	23,569,402
Expenses:
Investment management fees	6,327,050
Distribution and/or service fees
Class A	185,773
Class B	5,612
Class C	127,225
Class R	5,039
Class T	231,991
Class W	591,308
Transfer agent fees
Class A	137,240
Class B	1,028
Class C	23,460
Class K	1
Class R	1,879
Class R4(a)	1
Class T	158,655
Class W	431,093
Class Z	251,091
Administration fees	545,298
Plan administration fees
Class K	7
Compensation of board members	22,089
Custodian fees	16,082
Printing and postage fees	81,825
Registration fees	133,029
Professional fees	40,349
Other	21,268
Total expenses	9,338,393
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(65,160)
Expense reductions	(3,065)
Total net expenses	9,270,168
Net investment income	14,299,234
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	66,255,546
Futures contracts	2,162,171
Net realized gain	68,417,717
Net change in unrealized appreciation (depreciation) on:
Investments	(19,401,202)
Futures contracts	229,924
Net change in unrealized depreciation	(19,171,278)
Net realized and unrealized gain	49,246,439
Net increase in net assets resulting from operations	$63,545,673

(a) Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA LARGE VALUE QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015(a)(b)(c)	Year Ended July 31, 2014
Operations
Net investment income	$14,299,234	$7,648,635
Net realized gain	68,417,717	43,025,962
Net change in unrealized appreciation (depreciation)	(19,171,278)	33,715,264
Net increase in net assets resulting from operations	63,545,673	84,389,861
Distributions to shareholders
Net investment income
Class A	(750,196)	(240,457)
Class B	(2,182)	(2,811)
Class C	(42,189)	(20,223)
Class I	(5,992,480)	(1,855,144)
Class K	(37)	(111)
Class R	(3,933)	(77)
Class T	(906,209)	(845,658)
Class W	(2,550,101)	(2,110,688)
Class Z	(1,754,975)	(493,974)
Net realized gains
Class A	(3,280,868)	(1,202,873)
Class B	(27,840)	(38,735)
Class C	(538,364)	(278,625)
Class I	(19,227,870)	(6,760,345)
Class K	(144)	(492)
Class R	(22,027)	(492)
Class T	(4,144,797)	(4,417,991)
Class W	(11,152,660)	(10,558,594)
Class Z	(6,295,711)	(2,030,375)
Total distributions to shareholders	(56,692,583)	(30,857,665)
Increase in net assets from capital stock activity	173,647,118	404,357,404
Total increase in net assets	180,500,208	457,889,600
Net assets at beginning of year	815,539,785	357,650,185
Net assets at end of year	$996,039,993	$815,539,785
Undistributed net investment income	$7,148,668	$5,063,412

(a) Class R4 shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(c) Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA LARGE VALUE QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)(b)(c)		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	11,101,650	107,624,009	1,787,459	16,307,577
Distributions reinvested	377,991	3,632,497	155,573	1,347,260
Redemptions	(4,279,497)	(41,209,860)	(618,518)	(5,574,917)
Net increase	7,200,144	70,046,646	1,324,514	12,079,920
Class B shares
Subscriptions	14,593	140,188	10,357	93,680
Distributions reinvested	2,774	26,548	4,163	35,928
Redemptions(d)	(56,303)	(539,155)	(25,853)	(230,135)
Net decrease	(38,936)	(372,419)	(11,333)	(100,527)
Class C shares
Subscriptions	1,230,124	11,673,805	338,584	2,993,946
Distributions reinvested	46,392	437,475	23,823	202,976
Redemptions	(247,688)	(2,338,900)	(73,043)	(643,644)
Net increase	1,028,828	9,772,380	289,364	2,553,278
Class I shares
Subscriptions	7,632,005	76,081,578	34,871,544	314,449,740
Distributions reinvested	2,608,084	25,220,177	989,126	8,615,285
Redemptions	(2,937,943)	(29,080,483)	(8,126,150)	(72,795,016)
Net increase	7,302,146	72,221,272	27,734,520	250,270,009
Class K shares
Redemptions	—	—	(693)	(6,401)
Net decrease	—	—	(693)	(6,401)
Class R shares
Subscriptions	229,187	2,186,873	16,492	151,358
Distributions reinvested	974	9,376	—	—
Redemptions	(29,292)	(282,586)	(701)	(6,447)
Net increase	200,869	1,913,663	15,791	144,911
Class R4 shares
Subscriptions	255	2,500	—	—
Net increase	255	2,500	—	—
Class R5 shares
Subscriptions	255	2,500	—	—
Net increase	255	2,500	—	—
Class T shares
Subscriptions	74,898	715,868	49,560	440,845
Distributions reinvested	449,953	4,315,045	517,207	4,468,666
Redemptions	(806,634)	(7,804,547)	(803,850)	(7,190,231)
Net decrease	(281,783)	(2,773,634)	(237,083)	(2,280,720)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA LARGE VALUE QUANTITATIVE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)(b)(c)		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	3,540,001	34,460,385	12,957,414	117,610,000
Distributions reinvested	1,418,487	13,702,583	1,454,500	12,668,692
Redemptions	(5,176,581)	(50,432,995)	(8,305,788)	(75,566,220)
Net increase (decrease)	(218,093)	(2,270,027)	6,106,126	54,712,472
Class Y shares
Subscriptions	255	2,500	—	—
Net increase	255	2,500	—	—
Class Z shares
Subscriptions	6,894,047	67,337,828	10,555,743	96,422,341
Distributions reinvested	446,301	4,320,194	39,565	345,004
Redemptions	(4,760,022)	(46,556,285)	(1,079,500)	(9,782,883)
Net increase	2,580,326	25,101,737	9,515,808	86,984,462
Total net increase	17,774,266	173,647,118	44,737,014	404,357,404

(a) Class R4 shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(c) Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,								Year Ended September 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$9.45		$8.67		$6.96		$6.36		$8.19		$7.78
Income from investment operations:
Net investment income	0.13		0.10		0.16		0.12		0.09		0.08
Net realized and unrealized gain	0.56		1.27		1.97		1.23		0.11		0.70
Total from investment operations	0.69		1.37		2.13		1.35		0.20		0.78
Less distributions to shareholders:
Net investment income	(0.11)		(0.10)		(0.23)		(0.08)		(0.09)		(0.07)
Net realized gains	(0.47)		(0.49)		(0.19)		(0.67)		(1.94)		(0.30)
Total distributions to shareholders	(0.58)		(0.59)		(0.42)		(0.75)		(2.03)		(0.37)
Net asset value, end of period	$9.56		$9.45		$8.67		$6.96		$6.36		$8.19
Total return	7.25%		16.42	%(b)	31.78%		22.47%		0.01%		10.28%
Ratios to average net assets(c)
Total gross expenses	1.20%		1.22%		1.32%		1.38	%(d)	1.33%		1.19%
Total net expenses(e)	1.18	%(f)	1.18	%(f)	1.16	%(f)	1.11	%(d)(g)	1.14	%(g)	1.19%
Net investment income	1.32%		1.15%		2.05%		2.16	%(d)	1.25%		1.04%
Supplemental data
Net assets, end of period (in thousands)	$103,691		$34,470		$20,163		$12,084		$11,757		$3,009
Portfolio turnover	89%		90%		103%		73%		90%		99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$9.37		$8.61		$6.89		$6.28		$8.12		$7.71
Income from investment operations:
Net investment income	0.05		0.04		0.10		0.08		0.04		0.03
Net realized and unrealized gain	0.56		1.25		1.95		1.22		0.12		0.68
Total from investment operations	0.61		1.29		2.05		1.30		0.16		0.71
Less distributions to shareholders:
Net investment income	(0.04)		(0.04)		(0.14)		(0.02)		(0.06)		—
Net realized gains	(0.47)		(0.49)		(0.19)		(0.67)		(1.94)		(0.30)
Total distributions to shareholders	(0.51)		(0.53)		(0.33)		(0.69)		(2.00)		(0.30)
Net asset value, end of period	$9.47		$9.37		$8.61		$6.89		$6.28		$8.12
Total return	6.42%		15.48	%(b)	30.79%		21.79%		(0.64%)		9.37%
Ratios to average net assets(c)
Total gross expenses	1.94%		1.97%		2.07%		2.14	%(d)	2.10%		1.96%
Total net expenses(e)	1.93	%(f)	1.93	%(f)	1.91	%(f)	1.86	%(d)(g)	1.88	%(g)	1.96%
Net investment income	0.55%		0.42%		1.37%		1.49	%(d)	0.48%		0.39%
Supplemental data
Net assets, end of period (in thousands)	$353		$714		$754		$809		$1,215		$226
Portfolio turnover	89%		90%		103%		73%		90%		99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$9.25		$8.51		$6.84		$6.25		$8.09		$7.74
Income from investment operations:
Net investment income	0.05		0.04		0.10		0.08		0.04		0.03
Net realized and unrealized gain	0.55		1.23		1.93		1.22		0.11		0.67
Total from investment operations	0.60		1.27		2.03		1.30		0.15		0.70
Less distributions to shareholders:
Net investment income	(0.04)		(0.04)		(0.17)		(0.04)		(0.05)		(0.05)
Net realized gains	(0.47)		(0.49)		(0.19)		(0.67)		(1.94)		(0.30)
Total distributions to shareholders	(0.51)		(0.53)		(0.36)		(0.71)		(1.99)		(0.35)
Net asset value, end of period	$9.34		$9.25		$8.51		$6.84		$6.25		$8.09
Total return	6.40%		15.42	%(b)	30.81%		21.93%		(0.82%)		9.36%
Ratios to average net assets(c)
Total gross expenses	1.95%		1.96%		2.07%		2.13	%(d)	2.04%		1.97%
Total net expenses(e)	1.93	%(f)	1.93	%(f)	1.91	%(f)	1.86	%(d)(g)	1.85	%(g)	1.97%
Net investment income	0.57%		0.40%		1.27%		1.39	%(d)	0.50%		0.35%
Supplemental data
Net assets, end of period (in thousands)	$16,710		$7,026		$4,001		$1,873		$1,735		$94
Portfolio turnover	89%		90%		103%		73%		90%		99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class I	2015	2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$9.53	$8.74		$7.01	$6.40		$8.23	$7.81
Income from investment operations:
Net investment income	0.17	0.14		0.19	0.15		0.13	0.11
Net realized and unrealized gain	0.57	1.28		1.98	1.23		0.10	0.70
Total from investment operations	0.74	1.42		2.17	1.38		0.23	0.81
Less distributions to shareholders:
Net investment income	(0.15)	(0.14)		(0.25)	(0.10)		(0.12)	(0.09)
Net realized gains	(0.47)	(0.49)		(0.19)	(0.67)		(1.94)	(0.30)
Total distributions to shareholders	(0.62)	(0.63)		(0.44)	(0.77)		(2.06)	(0.39)
Net asset value, end of period	$9.65	$9.53		$8.74	$7.01		$6.40	$8.23
Total return	7.72%	16.88	%(b)	32.32%	22.92%		0.37%	10.71%
Ratios to average net assets(c)
Total gross expenses	0.76%	0.78%		0.83%	0.87	%(d)	0.88%	0.77%
Total net expenses(e)	0.76%	0.77%		0.73%	0.74	%(d)	0.84%	0.77%
Net investment income	1.74%	1.52%		2.52%	2.65	%(d)	1.66%	1.37%
Supplemental data
Net assets, end of period (in thousands)	$409,975	$335,330		$65,134	$63,878		$81,686	$69,800
Portfolio turnover	89%	90%		103%	73%		90%	99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class K	2015	2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$9.50	$8.72		$6.99	$6.38		$8.20	$7.79
Income from investment operations:
Net investment income	0.14	0.12		0.17	0.14		0.11	0.08
Net realized and unrealized gain	0.56	1.26		1.98	1.23		0.10	0.70
Total from investment operations	0.70	1.38		2.15	1.37		0.21	0.78
Less distributions to shareholders:
Net investment income	(0.12)	(0.11)		(0.23)	(0.09)		(0.09)	(0.07)
Net realized gains	(0.47)	(0.49)		(0.19)	(0.67)		(1.94)	(0.30)
Total distributions to shareholders	(0.59)	(0.60)		(0.42)	(0.76)		(2.03)	(0.37)
Net asset value, end of period	$9.61	$9.50		$8.72	$6.99		$6.38	$8.20
Total return	7.35%	16.49	%(b)	32.01%	22.68%		0.11%	10.37%
Ratios to average net assets(c)
Total gross expenses	1.03%	1.10%		1.13%	1.17	%(d)	1.17%	1.09%
Total net expenses(e)	1.03%	1.05%		1.01%	1.04	%(d)	1.09%	1.09%
Net investment income	1.45%	1.37%		2.23%	2.39	%(d)	1.41%	1.04%
Supplemental data
Net assets, end of period (in thousands)	$3	$3		$9	$7		$13	$15
Portfolio turnover	89%	90%		103%	73%		90%	99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class R	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$9.46		$8.68		$6.97		$6.36		$8.17		$7.77
Income from investment operations:
Net investment income	0.10		0.07		0.14		0.11		0.08		0.05
Net realized and unrealized gain	0.56		1.28		1.97		1.23		0.11		0.69
Total from investment operations	0.66		1.35		2.11		1.34		0.19		0.74
Less distributions to shareholders:
Net investment income	(0.08)		(0.08)		(0.21)		(0.06)		(0.06)		(0.04)
Net realized gains	(0.47)		(0.49)		(0.19)		(0.67)		(1.94)		(0.30)
Total distributions to shareholders	(0.55)		(0.57)		(0.40)		(0.73)		(2.00)		(0.34)
Net asset value, end of period	$9.57		$9.46		$8.68		$6.97		$6.36		$8.17
Total return	6.98%		16.13	%(b)	31.42%		22.23%		(0.15%)		9.75%
Ratios to average net assets(c)
Total gross expenses	1.45%		1.44%		1.57%		1.65	%(d)	1.62%		1.54%
Total net expenses(e)	1.43	%(f)	1.43	%(f)	1.41	%(f)	1.36	%(d)(g)	1.45	%(g)	1.54%
Net investment income	1.02%		0.76%		1.83%		1.91	%(d)	1.04%		0.59%
Supplemental data
Net assets, end of period (in thousands)	$2,083		$159		$9		$7		$6		$8
Portfolio turnover	89%		90%		103%		73%		90%		99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$9.80
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.19	)(b)
Total from investment operations	(0.17)
Net asset value, end of period	$9.63
Total return	(1.73%)
Ratios to average net assets(c)
Total gross expenses	0.92	%(d)
Total net expenses(e)	0.92	%(d)(f)
Net investment income	1.11	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	89%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$9.80
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.19	)(b)
Total from investment operations	(0.17)
Net asset value, end of period	$9.63
Total return	(1.73%)
Ratios to average net assets(c)
Total gross expenses	0.80	%(d)
Total net expenses(e)	0.80	%(d)
Net investment income	1.23	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	89%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class T	2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$9.42		$8.66		$6.95		$6.35		$7.95
Income from investment operations:
Net investment income	0.12		0.10		0.16		0.12		0.05
Net realized and unrealized gain (loss)	0.57		1.25		1.96		1.23		(1.07)
Total from investment operations	0.69		1.35		2.12		1.35		(1.02)
Less distributions to shareholders:
Net investment income	(0.10)		(0.10)		(0.22)		(0.08)		—
Net realized gains	(0.47)		(0.49)		(0.19)		(0.67)		(0.58)
Total distributions to shareholders	(0.57)		(0.59)		(0.41)		(0.75)		(0.58)
Net asset value, end of period	$9.54		$9.42		$8.66		$6.95		$6.35
Total return	7.33%		16.15	%(c)	31.74%		22.55%		(13.95%)
Ratios to average net assets(d)
Total gross expenses	1.21%		1.27%		1.37%		1.43	%(e)	1.30	%(e)
Total net expenses(f)	1.20	%(g)	1.23	%(g)	1.21	%(g)	1.16	%(e)(h)	1.10	%(e)(h)
Net investment income	1.29%		1.11%		2.03%		2.09	%(e)	1.23	%(e)
Supplemental data
Net assets, end of period (in thousands)	$84,026		$85,696		$80,761		$67,879		$61,361
Portfolio turnover	89%		90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class W	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$9.50		$8.72		$7.00		$6.37		$8.19		$7.78
Income from investment operations:
Net investment income	0.13		0.10		0.15		0.12		0.10		0.07
Net realized and unrealized gain	0.56		1.27		1.99		1.24		0.10		0.71
Total from investment operations	0.69		1.37		2.14		1.36		0.20		0.78
Less distributions to shareholders:
Net investment income	(0.11)		(0.10)		(0.23)		(0.06)		(0.08)		(0.07)
Net realized gains	(0.47)		(0.49)		(0.19)		(0.67)		(1.94)		(0.30)
Total distributions to shareholders	(0.58)		(0.59)		(0.42)		(0.73)		(2.02)		(0.37)
Net asset value, end of period	$9.61		$9.50		$8.72		$7.00		$6.37		$8.19
Total return	7.21%		16.32	%(b)	31.75%		22.47%		(0.03%)		10.30%
Ratios to average net assets(c)
Total gross expenses	1.19%		1.21%		1.32%		1.38	%(d)	1.36%		1.20%
Total net expenses(e)	1.18	%(f)	1.18	%(f)	1.16	%(f)	1.11	%(d)(g)	1.23	%(g)	1.20%
Net investment income	1.30%		1.15%		1.98%		2.13	%(d)	1.27%		0.88%
Supplemental data
Net assets, end of period (in thousands)	$229,401		$228,749		$156,758		$61,854		$69,221		$173,685
Portfolio turnover	89%		90%		103%		73%		90%		99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$9.81
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.19	)(b)
Total from investment operations	(0.17)
Net asset value, end of period	$9.64
Total return	(1.73%)
Ratios to average net assets(c)
Total gross expenses	0.75	%(d)
Total net expenses(e)	0.75	%(d)
Net investment income	1.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	89%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA LARGE VALUE QUANTITATIVE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class Z	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$9.52		$8.74		$7.01		$6.40		$8.23		$8.23
Income from investment operations:
Net investment income	0.15		0.12		0.18		0.14		0.11		0.01
Net realized and unrealized gain (loss)	0.57		1.27		1.98		1.23		0.12		(0.01)
Total from investment operations	0.72		1.39		2.16		1.37		0.23		0.00
Less distributions to shareholders:
Net investment income	(0.13)		(0.12)		(0.24)		(0.09)		(0.12)		—
Net realized gains	(0.47)		(0.49)		(0.19)		(0.67)		(1.94)		—
Total distributions to shareholders	(0.60)		(0.61)		(0.43)		(0.76)		(2.06)		—
Net asset value, end of period	$9.64		$9.52		$8.74		$7.01		$6.40		$8.23
Total return	7.55%		16.56	%(c)	32.15%		22.74%		0.32%		0.00	%(d)
Ratios to average net assets(e)
Total gross expenses	0.94%		0.95%		1.08%		1.13	%(f)	1.05%		1.03	%(f)
Total net expenses(g)	0.93	%(h)	0.93	%(h)	0.90	%(h)	0.86	%(f)(i)	0.85	%(i)	1.03	%(f)
Net investment income	1.55%		1.35%		2.40%		2.39	%(f)	1.44%		16.13	%(f)
Supplemental data
Net assets, end of period (in thousands)	$149,791		$123,394		$30,062		$43,836		$74,993		$3
Portfolio turnover	89%		90%		103%		73%		90%		99%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  Rounds to zero.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.1%

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
32

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Large Value Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus. Class R4 shares commenced operations on June 1, 2015.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on June 1, 2015.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on June 1, 2015.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S.

Annual Report 2015
33

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements

Annual Report 2015
34

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Annual Report 2015
35

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	110,828	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,162,171
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	229,924

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	14,057,250

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated

Annual Report 2015
36

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax.

Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial),

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37

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.67% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $2,484.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise

Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.19
Class R4*	0.17
Class R5*	0.05
Class T	0.18
Class W	0.18
Class Z	0.18

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency

Annual Report 2015
38

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $3,065.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $50,000 and $55,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Effective December 1, 2014, these fees are contractually limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. Prior to December 1, 2014, these fees were limited to 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended July 31, 2015 was 0.27% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $335,665 for Class A, $106 for Class B, $2,414 for Class C and $7,261 for Class T shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.78	0.77
Class K	1.08	1.07
Class R	1.43	1.43
Class R4*	0.93	—
Class R5*	0.83	—
Class T	1.18	1.23
Class W	1.18	1.18
Class Y*	0.78	—
Class Z	0.93	0.93

*The voluntary expense cap rate was effective June 1, 2015 (the commencement of operations of each share class).

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the

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39

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(211,676)
Accumulated net realized gain	328,541
Paid-in capital	(116,865)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$30,668,001	$6,162,788
Long-term capital gains	26,024,582	24,694,877
Total	$56,692,583	$30,857,665

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$17,500,756
Undistributed long-term capital gains	34,956,099
Capital loss carryforwards	(20,709,205)
Net unrealized appreciation	78,270,240

At July 31, 2015, the cost of investments for federal income tax purposes was $917,620,544 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$110,133,337
Unrealized depreciation	(31,863,097)
Net unrealized appreciation	$78,270,240

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	20,709,205

For the year ended July 31, 2015, $10,497,610 of capital loss carryforward was utilized and $116,866 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $959,096,277 and $822,953,352, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The

Annual Report 2015
40

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 76.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their

Annual Report 2015
41

COLUMBIA LARGE VALUE QUANTITATIVE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
42

COLUMBIA LARGE VALUE QUANTITATIVE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Large Value Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Value Quantitative Fund (the "Fund," a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015
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COLUMBIA LARGE VALUE QUANTITATIVE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	62,77%
Dividends Received Deduction	61.39%
Capital Gain Dividend	$45,919,243
Foreign Source Income	$1,160,114
Foreign Source Income Per Share	$0.01

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA LARGE VALUE QUANTITATIVE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA LARGE VALUE QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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COLUMBIA LARGE VALUE QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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COLUMBIA LARGE VALUE QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
48

COLUMBIA LARGE VALUE QUANTITATIVE FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
49

COLUMBIA LARGE VALUE QUANTITATIVE FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Value Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
50

COLUMBIA LARGE VALUE QUANTITATIVE FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
51

COLUMBIA LARGE VALUE QUANTITATIVE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Value Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer's organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no

Annual Report 2015
52

COLUMBIA LARGE VALUE QUANTITATIVE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund's next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds' performance and expenses, and JDL's conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund's Lipper peer universe. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Annual Report 2015
53

COLUMBIA LARGE VALUE QUANTITATIVE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2015
54

COLUMBIA LARGE VALUE QUANTITATIVE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
55

Columbia Large Value Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN179_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA FLOATING RATE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

  Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

  Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

  In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

  We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

  Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	27
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	33
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	54
Federal Income Tax Information	55
Trustees and Officers	56
Interim Approval of Investment Management Services Agreement	61
Approval of Investment Management Services Agreement	63
Important Information About This Report	65

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Floating Rate Fund (the Fund) Class A shares returned 1.58% excluding sales charges for the 12-month period that ended July 31, 2015.

■  The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which increased 2.29% during the same time period.

■  While the Fund posted positive absolute returns, its cash position was a drag on relative results during what was, with the exceptions of September and December 2014 and June 2015, a flat to rising market.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		1.58	5.42	4.00
Including sales charges		-1.51	4.79	3.66
Class B	02/16/06
Excluding sales charges		0.82	4.65	3.23
Including sales charges		-4.06	4.32	3.23
Class C	02/16/06
Excluding sales charges		0.83	4.63	3.22
Including sales charges		-0.15	4.63	3.22
Class I	02/16/06	1.95	5.80	4.35
Class K	02/16/06	1.65	5.49	4.14
Class R*	09/27/10	1.33	5.19	3.76
Class R4*	02/28/13	1.94	5.55	4.07
Class R5*	08/01/08	1.91	5.75	4.23
Class W*	12/01/06	1.65	5.44	3.96
Class Y*	06/01/15	1.63	5.43	4.01
Class Z*	09/27/10	1.83	5.68	4.13
Credit Suisse Leveraged Loan Index		2.29	5.47	4.56	**

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

**From February 28, 2006

The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. For comparison with the index, the chart shows the index with a hypothetical value of $10,000 as of 02/28/06, the first day data was available for the index since the Fund's inception on 02/16/06.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2015, the Fund's Class A shares returned 1.58% excluding sales charges. The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.29% during the same time period. While the Fund posted positive absolute returns, its cash position was a drag on relative results during what was, with the exceptions of September and December 2014 and June 2015, a flat to rising market.

A Volatile Market Environment

During the first half of the fiscal period, the leveraged bank loan market was challenged, both from a fundamental and a technical perspective. Fundamentally, there was a decidedly risk-adverse tone early in the period based on concerns about slowing global economic growth, Ebola contagion and the rise of Isis. By the last months of 2014, these pressures were exacerbated by declining oil and natural gas prices. In terms of technical, or supply/demand, factors, the leveraged bank loan market experienced more than $20 billion of retail outflows. While collateralized loan obligation (CLO) demand remained brisk, the net new supply of loans being brought to market exceeded demand. As a result, loan prices by the end of December 2014 sagged to multi-year lows.

For the first five months of 2015, the leveraged bank loan market took on a decidedly more positive tone. Healthy technical factors, including moderating retail outflows, strong CLO formation and limited new issue volumes supported loan prices. From a fundamental perspective, defaults remained benign, with the trailing 12-month default rate less than 1.25%. By June 2015, however, concerns regarding the fate of Greece and disconcerting news regarding China's economic growth rate dampened prices in the broader capital markets and the leveraged bank loan market was no exception. Although it appeared the situation in Greece was moving in the right direction by the end of July 2015, persistently downward pressures on oil and gas prices, along with those of other commodities, weighed heavily on the markets and prevented any meaningful recovery in loan prices.

Contributors and Detractors

During the period, the Fund's top performing industries were chemicals, gaming, health care and packaging/containers. The Fund's holdings in each of these industries outperformed both their respective broad sector indices and the benchmark. The Fund's substantially overweight allocations to chemicals and packaging/containers relative to the benchmark further enhanced its relative performance. In addition, the Fund's positioning in utilities added value. Specifically, the Fund's significant underweight compared to the benchmark in Energy Future Holdings (formerly TXU) helped, as the electric provider traded off materially in the face of declining natural gas prices during the period.

The Fund's cash position detracted most from its relative performance during what was, with the exceptions of September and December 2014 and June 2015, a flat to rising market. With loan prepayments running high, particularly during the second half of the period, deploying cash was

Portfolio Management

Lynn Hopton

Yvonne Stevens

Steven Staver

Ronald Launsbach, CFA

Portfolio Breakdown (%) (at July 31, 2015)
Common Stocks	2.0
Corporate Bonds & Notes	2.0
Fixed-Income Funds	0.4
Money Market Funds	6.6
Senior Loans	89.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Quality Breakdown (%) (at July 31, 2015)
BBB rating	2.3
BB rating	37.3
B rating	48.8
CCC rating	7.2
CC rating	0.1
Not rated	4.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody's, as available. If Moody's doesn't rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio's exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

a significant challenge relative to the benchmark, which has no cash component. Prepayments occur when outstanding loans are called by the issuer either because the issuer is being acquired, it is acquiring or merging with another entity, or it is simply refinancing its debt at a lower, more favorable interest rate.

Credit selection in the services and energy sectors detracted from the Fund's relative results, only partially offset by the beneficial effect of being underweight in each of these lagging sectors. Indeed, the Fund's exposure to the energy sector, which struggled in the wake of dramatically lower oil and natural gas prices, was less than half that of the benchmark. To a lesser extent, the Fund's holdings in the metals and mining sector dampened relative performance, as commodities prices broadly slid.

Active Cash Deployment Drove Portfolio Changes

During the period, we worked hard to deploy cash from prepayments as quickly and prudently as possible. We believe our active management of the Fund's cash position to be a relative performance advantage for those investors with a long-term perspective.

As of July 31, 2015, the Fund had overweight exposures compared to the benchmark in the chemicals, forest products, gaming, manufacturing, broadcasting, retail and utilities industries. The Fund's biggest underweights relative to the benchmark were in the energy, health care, information technology, cable and service industries. At the end of the period, we were not planning any major adjustments to this positioning. However, as always, we may choose to change Fund exposure to certain issuers or industries based on any credit specific or industry developments.

Looking Ahead

At this time, we believe the technical environment for leveraged bank loans is likely to remain generally positive for the remainder of 2015, but we also anticipate pockets of volatility due to a number of uncertainties in the market. First, we believe uncertainty about the timing and magnitude of an interest rate increase by the Federal Reserve (the Fed) may have an impact on retail fund flows. Retail fund flows at the end of the period were relatively flat, but depending on market expectations about Fed actions, those fund flows could turn negative or positive. Second, although new CLO formation has been relatively strong and a net positive for loan demand, it can ebb and flow with the arbitrage and can potentially lead to some short-term volatility. Third, the supply of new loans finally picked up during the last few months of the period, as underwriters seemingly adjusted to the newly-implemented regulatory guidelines regarding acceptable leverage and underwriting standards for high-yield issuers. But we believe this supply has not been as consistent as it once was due to these regulatory changes. As a result, in our view, the supply/demand dynamic in the leveraged bank loan market faced more uncertainties at the end of the period than it did for some time.

We further believe at this time that credit fundamentals should generally remain favorable for issuers in the leveraged bank loan market, although we do anticipate an increase in the default rate during the next few

Annual Report 2015

COLUMBIA FLOATING RATE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

quarters, as several commodity-driven issuers may be forced into default and/or bankruptcy. Specifically, issuers in the oil and gas and metals and mining industries have come under increasing pressure. China's recent devaluation of the yuan and the strengthening of the U.S. dollar may also lead to challenges for some issuers, as the strong U.S. dollar makes their products less attractive to foreign buyers. We anticipate that many borrowers could, as a result, experience declining revenues in the months ahead. Still, all else being equal, we currently believe the vast majority of borrowers will remain in good shape due to their strong balance sheets and healthy cash flow cushions. Further, the quality of loans being underwritten at the end of the period tended to be of a slightly higher credit quality, as banks have been forced to readjust to meet the demands of the various regulators' credit standards. Assuming these regulatory requirements do not completely eliminate the supply of new loans, the regulations should, we believe, be a net positive for the leveraged bank loan market over time.

Given the generally positive technical backdrop and relatively stable fundamentals for most sectors and industries, we currently intend to continue to seek to deploy cash into attractive new issue and secondary opportunities. Prudent credit selection will continue to be of great importance in our portfolio positioning and strategy.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund's prospectus for information on these and other risks associated with the Fund.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.40		1,019.70	5.31		5.29	1.05
Class B	1,000.00	1,000.00	1,023.60		1,015.96	9.08		9.05	1.80
Class C	1,000.00	1,000.00	1,023.60		1,015.96	9.08		9.05	1.80
Class I	1,000.00	1,000.00	1,029.20		1,021.49	3.49		3.48	0.69
Class K	1,000.00	1,000.00	1,027.70		1,020.00	5.00		4.99	0.99
Class R	1,000.00	1,000.00	1,026.10		1,018.45	6.57		6.54	1.30
Class R4	1,000.00	1,000.00	1,028.70		1,020.94	4.05		4.03	0.80
Class R5	1,000.00	1,000.00	1,029.00		1,021.24	3.74		3.73	0.74
Class W	1,000.00	1,000.00	1,027.10		1,019.90	5.10		5.09	1.01
Class Y	1,000.00	1,000.00	997.20	(a)	1,021.44	1.13	(a)	3.53	0.70 (a)
Class Z	1,000.00	1,000.00	1,028.70		1,020.94	4.05		4.03	0.80

(a) Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Senior Loans 94.2%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.6%
B/E Aerospace, Inc. Term Loan(a)(b) 12/16/21	4.000%	4,151,455	4,186,036
Booz Allen Hamilton, Inc. Tranche B Term Loan(a)(b) 07/31/19	3.750%	1,649,589	1,652,823
Doncasters US Finance LLC Tranche B Term Loan(a)(b) 04/09/20	4.500%	2,928,741	2,926,926
TASC, Inc. 1st Lien Term Loan(a)(b) 05/22/20	7.000%	2,970,000	2,979,890
TransDigm, Inc.(a)(b) Tranche C Term Loan 02/28/20	3.750%	2,824,004	2,818,553
Tranche E Term Loan 05/16/22	3.500%	623,513	619,952
Total			15,184,180
AIRLINES 0.6%
American Airlines, Inc. Term Loan(a)(b) 06/27/20	3.250%	2,214,864	2,201,486
Delta Air Lines, Inc.(a)(b) Term Loan 04/20/17	3.250%	1,924,812	1,922,676
Tranche B1 Term Loan 10/18/18	3.250%	2,012,454	2,009,435
Total			6,133,597
AUTOMOTIVE 2.2%
Allison Transmission, Inc.(a)(b) Tranche B2 Term Loan 08/07/17	2.950%	60,203	60,236
Tranche B3 Term Loan 08/23/19	3.500%	2,447,111	2,453,718
FCA US LLC(a)(b) Tranche B Term Loan 12/31/18	3.250%	994,962	992,654
FCA US LLC(a)(b)(c) Tranche B Term Loan 05/24/17	3.500%	5,151,255	5,147,700
Gates Global LLC Term Loan(a)(b) 07/06/21	4.250%	5,185,813	5,155,839
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b) 04/30/19	3.750%	2,833,333	2,845,375

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Navistar, Inc. Tranche B Term Loan(a)(b) 08/17/17	6.750%	1,629,250	1,624,493
Schaeffler AG Tranche B Term Loan(a)(b) 05/15/20	4.250%	1,692,269	1,703,455
Visteon Corp. Term Loan(a)(b) 04/09/21	3.500%	1,560,417	1,559,246
Total			21,542,716
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.5%
RCS Capital Corp.(a)(b) 1st Lien Term Loan 04/29/19	7.500%	1,555,775	1,544,107
2nd Lien Term Loan 04/29/21	11.500%	1,000,000	981,250
USI, Inc. Term Loan(a)(b) 12/27/19	4.250%	2,567,719	2,561,299
Total			5,086,656
BUILDING MATERIALS 1.0%
Contech Engineered Solutions LLC Term Loan(a)(b) 04/29/19	6.250%	1,225,000	1,225,000
HD Supply, Inc. Term Loan(a)(b) 06/28/18	4.000%	2,924,242	2,922,780
Roofing Supply Group LLC Term Loan(a)(b) 05/31/19	5.000%	1,952,227	1,953,457
Wilsonart LLC Term Loan(a)(b) 10/31/19	4.000%	3,446,678	3,431,616
Total			9,532,853
CABLE AND SATELLITE 2.4%
Block Communications, Inc. Tranche B Term Loan(a)(b) 11/07/21	4.000%	1,985,000	1,999,887
Charter Communications Operating LLC(a)(b) Tranche H Term Loan 07/23/21	3.250%	1,800,000	1,799,496
Tranche I Term Loan 01/30/23	3.500%	450,000	450,986
Encompass Digital Media, Inc.(a)(b) Tranche B 1st Lien Term Loan 06/06/21	5.500%	1,937,209	1,940,231

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B 2nd Lien Term Loan 06/06/22	8.750%	1,500,000	1,488,750
MCC Iowa LLC(a)(b) Tranche G Term Loan 01/20/20	4.000%	2,941,813	2,939,047
Tranche H Term Loan 01/29/21	3.250%	1,470,000	1,462,033
Numericable US LLC Tranche B Term Loan(a)(b) 07/31/22	4.000%	2,750,000	2,746,067
Quebecor Media, Inc. Tranche B1 Term Loan(a)(b) 08/17/20	3.250%	1,965,000	1,933,678
TWCC Holding Corp. Tranche B1 Term Loan(a)(b) 02/11/20	5.750%	3,322,234	3,284,859
Virgin Media Investment Holdings Ltd. Tranche F Term Loan(a)(b) 06/30/23	3.500%	2,743,784	2,733,495
Total			22,778,529
CHEMICALS 7.2%
Allnex & Cy SCA Tranche B1 Term Loan(a)(b) 10/03/19	4.500%	1,831,284	1,831,284
Allnex U.S.A, Inc. Tranche B2 Term Loan(a)(b) 10/03/19	4.500%	950,165	950,165
American Pacific Corp. Term Loan(a)(b) 02/27/19	7.000%	2,824,848	2,838,973
Ascend Performance Materials Operations LLC Tranche B Term Loan(a)(b) 04/10/18	6.750%	1,847,487	1,585,754
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(a)(b) 02/01/20	3.750%	4,776,261	4,768,571
Axiall Holdco, Inc. Term Loan(a)(b) 02/28/22	4.000%	1,492,500	1,499,336
Chemours Co. LLC (The) Tranche B Term Loan(a)(b)(c) 05/12/22	3.750%	4,675,000	4,485,662
ColourOz Investment 1 GmbH Tranche C 1st Lien Term Loan(a)(b)(c) 09/06/21	4.500%	619,177	619,486
ColourOz Investment 2 GmbH Tranche B2 1st Lien Term Loan(a)(b)(c) 09/06/21	4.500%	3,745,511	3,747,384
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Eco Services Operations Term Loan(a)(b) 12/01/21	4.750%	1,815,875	1,820,415
HII Holding Corp.(a)(b) 1st Lien Term Loan 12/20/19	4.250%	2,917,638	2,917,638
2nd Lien Term Loan 12/21/20	9.750%	2,150,000	2,139,250
Huntsman International LLC(a)(b) Term Loan 10/01/21	3.750%	1,716,375	1,711,020
Tranche B Term Loan 04/19/17	2.742%	1,832,204	1,827,624
Tranche B2 Term Loan 04/19/17	3.226%	98,057	97,873
Tranche C Term Loan 06/30/16	2.492%	182,246	181,790
Ineos US Finance LLC Term Loan(a)(b) 12/15/20	3.750%	3,906,609	3,891,139
Kronos Worldwide, Inc. Term Loan(a)(b) 02/18/20	4.000%	2,962,500	2,943,984
MacDermid, Inc. Tranche B 1st Lien Term Loan(a)(b) 06/07/20	4.500%	3,503,500	3,513,905
Minerals Technologies, Inc. Tranche B1 Term Loan(a)(b) 05/10/21	3.750%	1,170,001	1,175,125
Nexeo Solutions LLC Tranche B3 Term Loan(a)(b) 09/08/17	5.000%	2,427,976	2,397,626
Oxea Finance & Cy SCA(a)(b) 2nd Lien Term Loan 07/15/20	8.250%	1,400,000	1,314,250
Tranche B2 1st Lien Term Loan 01/15/20	4.250%	3,512,437	3,422,449
PQ Corp. Term Loan(a)(b) 08/07/17	4.000%	3,315,000	3,307,840
Ravago Holdings America, Inc. Term Loan(a)(b) 12/20/20	5.500%	3,135,313	3,150,989
Trinseo Materials Finance, Inc. Term B Loan(a)(b)(c) 11/05/21	4.250%	3,025,000	3,012,144
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.250%	4,173,094	3,987,392

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Univar, Inc. Tranche B Term Loan(a)(b) 06/29/22	4.250%	4,450,000	4,453,916
Total			69,592,984
CONSTRUCTION MACHINERY 0.9%
Doosan Infracore International, Inc. Tranche B Term Loan(a)(b) 05/28/21	4.500%	3,495,685	3,508,793
Maxim Crane Works LP 2nd Lien Term Loan(a)(b) 11/26/18	10.250%	3,000,000	3,000,000
North American Lifting Holdings, Inc. 1st Lien Term Loan(a)(b) 11/27/20	5.500%	2,450,906	2,355,934
Total			8,864,727
CONSUMER CYCLICAL SERVICES 2.1%
Creative Artists Agency LLC Term Loan(a)(b) 12/17/21	5.500%	2,512,874	2,539,887
KAR Auction Services, Inc. Tranche B2 Term Loan(a)(b) 03/11/21	3.500%	1,232,458	1,232,458
Monitronics International, Inc. Tranche B Term Loan(a)(b) 03/23/18	4.250%	907,130	909,117
Quikrete Holdings, Inc. 1st Lien Term Loan(a)(b) 09/28/20	4.000%	2,425,406	2,423,902
Quikrete Holdings,Inc 2nd Lien Term Loan(a)(b) 03/26/21	7.000%	1,632,578	1,638,700
ServiceMaster Co. LLC (The) Term Loan(a)(b) 07/01/21	4.250%	3,476,237	3,480,096
SourceHOV LLC Tranche B 1st Lien Term Loan(a)(b) 10/31/19	7.750%	2,024,375	1,853,983
Weight Watchers International, Inc. Tranche B2 Term Loan(a)(b) 04/02/20	4.000%	5,943,212	3,094,512
West Corp. Tranche B10 Term Loan(a)(b) 06/30/18	3.250%	3,223,093	3,213,520
Total			20,386,175

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CONSUMER PRODUCTS 2.1%
Affinion Group, Inc. Tranche B Term Loan(a)(b) 04/30/18	6.750%	1,400,488	1,326,445
Fender Musical Instruments Corp. Term Loan(a)(b) 04/03/19	5.750%	783,000	782,350
Jarden Corp. Tranche B1 Term Loan(a)(b)(c) 09/30/20	2.940%	2,513,089	2,516,859
NBTY, Inc. Tranche B2 Term Loan(a)(b) 10/01/17	3.500%	2,890,464	2,878,902
Party City Holdings, Inc. Term Loan(a)(b) 07/27/19	4.000%	3,017,358	3,014,431
Serta Simmons Holdings LLC Term Loan(a)(b) 10/01/19	4.250%	2,554,925	2,559,728
Tempur-Pedic International, Inc. Tranche B Term Loan(a)(b) 03/18/20	3.500%	1,591,001	1,594,962
Varsity Brands, Inc. 1st Lien Term Loan(a)(b) 12/10/21	5.000%	2,189,686	2,206,108
Visant Corp. Term Loan(a)(b) 09/23/21	7.000%	992,500	959,936
Waterpik, Inc. Term Loan(a)(b) 07/08/20	5.750%	2,815,374	2,794,259
Total			20,633,980
DIVERSIFIED MANUFACTURING 4.6%
Accudyne Industries Borrower SCA/LLC Term Loan(a)(b) 12/13/19	4.000%	4,318,228	4,127,491
Allflex Holdings III, Inc.(a)(b) 1st Lien Term Loan 07/17/20	4.250%	1,488,438	1,487,039
2nd Lien Term Loan 07/19/21	8.000%	1,000,000	1,004,380
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	3,592,312	3,538,428
Carros Finance Luxembourg SARL Term Loan(a)(b) 09/30/21	4.500%	4,962,500	4,962,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Crosby U.S. Acquisition Corp.(a)(b) 1st Lien Term Loan 11/23/20	3.750%	861,875	810,163
2nd Lien Term Loan 11/22/21	7.000%	2,000,000	1,847,500
Filtration Group Corp.(a)(b) 1st Lien Term Loan 11/23/20	4.250%	3,283,438	3,283,438
2nd Lien Term Loan 11/22/21	8.250%	261,870	262,357
Gardner Denver, Inc. Term Loan(a)(b) 07/30/20	4.250%	4,863,375	4,687,078
Generac Power System, Inc. Tranche B Term Loan(a)(b) 05/31/20	3.250%	2,874,464	2,852,905
Horizon Global Corp. Tranche B Term Loan(a)(b) 06/30/21	7.000%	2,175,000	2,153,250
Husky Injection Molding Systems Ltd. 2nd Lien Term Loan(a)(b) 06/30/22	7.250%	1,308,460	1,303,553
LTI Flexible Products, Inc. 1st Lien Term Loan(a)(b) 04/15/22	5.250%	1,550,000	1,550,481
Polymer Group, Inc. Term Loan(a)(b) 12/19/19	5.250%	3,092,275	3,109,035
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b) 08/21/20	4.000%	4,280,262	4,279,363
William Morris Endeavor Entertainment LLC 2nd Lien Term Loan(a)(b) 05/06/22	8.250%	2,600,000	2,526,342
Total			43,785,303
ELECTRIC 4.6%
Astoria Energy LLC Tranche B Term Loan(a)(b) 12/24/21	5.000%	3,072,872	3,099,760
Calpine Construction Finance Co. LP Tranche B1 Term Loan(a)(b) 05/03/20	3.000%	1,911,000	1,890,457
Calpine Corp. Term Loan(a)(b) 10/09/19	4.000%	4,899,244	4,906,250
Dynegy, Inc. Tranche B2 Term Loan(a)(b) 04/23/20	4.000%	2,925,077	2,929,786

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
EFS Cogen Holdings I LLC Tranche B Term Loan(a)(b) 12/17/20	3.750%	1,247,752	1,248,276
Essential Power LLC Term Loan(a)(b) 08/08/19	4.750%	1,546,685	1,552,485
FREIF North American Power I LLC(a)(b) Tranche B Term Loan 03/27/22	4.750%	3,121,696	3,152,913
Tranche C Term Loan 03/27/22	4.750%	564,407	570,051
La Frontera Generation LLC Term Loan(a)(b) 09/30/20	4.500%	2,822,458	2,780,121
Southeast PowerGen LLC Tranche B Term Loan(a)(b) 12/02/21	4.500%	1,542,250	1,545,149
Star West Generation LLC Tranche B Term Loan(a)(b) 03/13/20	4.250%	2,594,667	2,594,667
TPF Generation Holdings LLC Term Loan(a)(b) 12/31/17	4.750%	3,920,000	3,733,800
TPF II Power LLC Term Loan(a)(b) 10/02/21	5.500%	988,619	993,977
Texas Competitive Electric Holdings Co. LLC(a)(b)(d) Term Loan 08/21/15	4.673%	6,497,531	3,252,014
Texas Competitive Electric Holdings Co. LLC(a)(b) Debtor in Possession Term Loan 05/05/16	3.750%	1,890,594	1,896,739
Viva Alamo LLC Term Loan(a)(b) 02/22/21	5.250%	4,371,339	4,283,913
Windsor Financing LLC Tranche B Term Loan(a)(b) 12/05/17	6.250%	3,503,355	3,503,355
Total			43,933,713
ENVIRONMENTAL 1.9%
ADS Waste Holdings, Inc. Tranche B2 Term Loan(a)(b) 10/09/19	3.750%	4,144,645	4,124,958
EWT Holdings III Corp.(a)(b) 1st Lien Term Loan 01/15/21	4.750%	2,462,500	2,460,973
2nd Lien Term Loan 01/15/22	8.500%	1,000,000	980,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
EnergySolutions LLC Term Loan(a)(b) 05/29/20	6.750%	2,860,464	2,867,615
STI Infrastructure SARL Term Loan(a)(b) 08/22/20	6.250%	2,834,939	2,707,367
WCA Waste Corp. Term Loan(a)(b) 03/23/18	4.000%	653,063	653,063
Waste Industries USA, Inc. Term Loan(a)(b) 02/27/20	4.250%	4,064,812	4,079,039
Total			17,873,015
FOOD AND BEVERAGE 3.3%
ARAMARK Corp.(a)(b) 3rd Letter of Credit 07/26/16	3.692%	66,004	65,509
Tranche E Term Loan 09/06/19	3.250%	1,042,750	1,042,312
Tranche F Term Loan 02/24/21	3.250%	809,092	807,676
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b) 07/10/17	5.750%	4,436,250	4,448,405
CSM Bakery Solutions Ltd.(a)(b) 1st Lien Term Loan 07/03/20	5.000%	3,234,061	3,238,103
2nd Lien Term Loan 07/03/21	8.750%	3,000,000	2,835,000
Del Monte Foods, Inc. 2nd Lien Term Loan(a)(b) 08/18/21	8.250%	2,000,000	1,806,260
Dole Food Co.,Inc. Tranche B Term Loan(a)(b) 11/01/18	4.500%	2,614,710	2,619,286
Hostess Brands, Inc. Term Loan(a)(b) 08/08/22	4.500%	2,200,000	2,204,576
JBS U.S.A. LLC Term Loan(a)(b) 09/18/20	3.750%	2,038,687	2,034,447
Performance Food Group, Inc. 2nd Lien Term Loan(a)(b) 11/14/19	6.250%	2,369,094	2,374,022
Pinnacle Foods Finance LLC(a)(b) Tranche G Term Loan 04/29/20	3.000%	1,837,701	1,832,243
Tranche H Term Loan 04/29/20	3.000%	1,203,563	1,200,554

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
U.S. Foods, Inc. Term Loan(a)(b) 03/31/19	4.500%	5,169,500	5,180,253
Total			31,688,646
GAMING 4.9%
Affinity Gaming LLC Term Loan(a)(b) 11/09/17	5.250%	1,390,280	1,392,018
Amaya Holdings BV(a)(b) Tranche B 1st Lien Term Loan 08/01/21	5.000%	2,142,354	2,137,341
Tranche B 2nd Lien Term Loan 08/01/22	8.000%	2,000,000	2,018,000
Aristocrat Leisure Ltd. Term Loan(a)(b) 10/20/21	4.750%	1,953,846	1,964,162
CCM Merger, Inc. Term Loan(a)(b) 08/06/21	4.500%	1,610,400	1,614,426
Cannery Casino Resorts LLC(a)(b) 1st Lien Term Loan 10/02/18	6.000%	1,024,744	1,013,861
2nd Lien Term Loan 10/02/19	10.000%	1,150,000	1,033,080
CityCenter Holdings LLC Tranche B Term Loan(a)(b) 10/16/20	4.250%	3,630,222	3,637,773
Las Vegas Sands LLC Tranche B Term Loan(a)(b) 12/19/20	3.250%	3,400,607	3,392,887
MGM Resorts International Tranche B Term Loan(a)(b) 12/20/19	3.500%	5,061,046	5,038,271
Marina District Finance Co., Inc. Term Loan(a)(b) 08/15/18	6.500%	2,106,711	2,128,831
Mohegan Tribal Gaming Authority Tranche B Term Loan(a)(b) 11/19/19	5.500%	3,546,000	3,524,476
Peppermill Casinos, Inc. Tranche B Term Loan(a)(b) 11/09/18	7.250%	2,266,630	2,266,630
Pinnacle Entertainment, Inc. Tranche B2 Term Loan(a)(b) 08/13/20	3.750%	1,268,635	1,268,179
ROC Finance LLC Tranche B Term Loan(a)(b) 06/20/19	5.000%	2,996,625	2,921,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(a)(b) Term Loan 10/18/20	6.000%	2,856,188	2,866,899
Tranche B2 Term Loan 10/01/21	6.000%	1,293,500	1,297,988
Shingle Springs Tribal Gaming Term Loan(a)(b) 08/29/19	6.250%	1,312,686	1,317,608
Twin River Management Group, Inc. Term Loan(a)(b) 07/10/20	5.250%	2,861,075	2,871,804
Yonkers Racing Corp. 1st Lien Term Loan(a)(b) 08/20/19	4.250%	3,255,471	3,186,293
Total			46,892,236
HEALTH CARE 6.3%
Alere, Inc. Tranche B Term Loan(a)(b) 06/20/22	4.250%	2,000,000	2,007,500
Alliance HealthCare Services, Inc. Term Loan(a)(b) 06/03/19	4.250%	2,992,011	2,974,807
AmSurg Corp. Term Loan(a)(b) 07/16/21	3.750%	3,128,500	3,131,972
CHS/Community Health Systems, Inc.(a)(b) Tranche F Term Loan 12/31/18	3.533%	1,483,880	1,486,759
Tranche G Term Loan 12/31/19	3.750%	1,943,824	1,945,768
Tranche H Term Loan 01/27/21	4.000%	3,140,596	3,152,373
DaVita HealthCare Partners, Inc. Tranche B Term Loan(a)(b) 06/24/21	3.500%	3,865,975	3,870,807
Grifols Worldwide Operations Ltd. Tranche B Term Loan(a)(b) 02/27/21	3.190%	4,853,674	4,865,323
HCA, Inc.(a)(b) Tranche B4 Term Loan 05/01/18	3.032%	3,240,933	3,242,748
Tranche B5 Term Loan 03/31/17	2.940%	5,895,000	5,898,301
IASIS Healthcare LLC Tranche B2 Term Loan(a)(b) 05/03/18	4.500%	2,892,300	2,897,709
Lantheus Medical Imaging Term Loan(a)(b) 06/30/22	7.000%	1,875,000	1,846,875

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
National Mentor Holdings, Inc. Tranche B Term Loan(a)(b) 01/31/21	4.250%	1,259,062	1,259,692
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	5.000%	1,990,829	1,991,944
Ortho-Clinical Diagnostics Holdings SARL Term Loan(a)(b) 06/30/21	4.750%	5,553,950	5,510,573
PRA Holdings, Inc. Tranche B1 Term Loan(a)(b) 09/23/20	4.500%	3,096,629	3,106,322
Physio-Control International, Inc.(a)(b) 1st Lien Term Loan 06/06/22	5.500%	3,625,000	3,640,877
2nd Lien Term Loan 06/05/23	10.000%	900,000	891,000
Select Medical Corp. Tranche B-E Term Loan(a)(b) 06/01/18	3.751%	504,647	504,017
Surgery Center Holdings, Inc.(a)(b) 1st Lien Term Loan 11/03/20	5.250%	1,990,000	1,994,975
2nd Lien Term Loan 11/03/21	8.500%	1,000,000	995,420
Surgical Care Affiliates, Inc. Term Loan(a)(b) 03/17/22	4.250%	1,471,313	1,471,313
Tecomet, Inc. 1st Lien Term Loan(a)(b) 12/03/21	5.750%	2,139,250	2,112,509
Total			60,799,584
INDEPENDENT ENERGY 0.6%
American Energy-Marcellus LLC(a)(b) 1st Lien Term Loan 08/04/20	5.250%	1,375,000	967,656
2nd Lien Term Loan 08/04/21	8.500%	2,000,000	750,000
Samson Investment Co. Tranche 1 2nd Lien Term Loan(a)(b) 09/25/18	5.000%	4,525,000	1,307,725
Templar Energy LLC 2nd Lien Term Loan(a)(b) 11/25/20	8.500%	4,250,000	2,636,530
Total			5,661,911

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
LEISURE 3.0%
24 Hour Fitness Worldwide, Inc. Term Loan(a)(b) 05/28/21	4.750%	4,405,500	4,223,773
AMC Entertainment, Inc. Term Loan(a)(b) 04/30/20	3.500%	2,321,562	2,323,745
Activision Blizzard, Inc. Term Loan(a)(b) 10/13/20	3.250%	1,775,313	1,780,585
Delta 2 SARL Tranche B3 Term Loan(a)(b) 07/30/21	4.750%	3,470,656	3,462,709
Fitness International LLC Tranche B Term Loan(a)(b) 07/01/20	5.500%	1,980,000	1,897,097
Life Time Fitness, Inc. Term Loan(a)(b) 06/10/22	4.250%	2,175,000	2,168,214
Lions Gate Entertainment Corp. 2nd Lien Term Loan(a)(b) 03/17/22	5.000%	2,450,000	2,462,250
Live Nation Entertainment, Inc. Tranche B1 Term Loan(a)(b) 08/17/20	3.500%	1,954,689	1,954,689
Six Flags Premier Parks Tranche B Term Loan(a)(b)(c) 06/30/22	3.500%	2,925,000	2,935,062
Steinway Musical Instruments, Inc. 1st Lien Term Loan(a)(b) 09/19/19	4.750%	1,746,382	1,746,382
Zuffa LLC Term Loan(a)(b) 02/25/20	3.750%	3,587,643	3,557,363
Total			28,511,869
LIFE INSURANCE 0.2%
AssuredPartners Capital, Inc. 2nd Lien Term Loan(a)(b) 04/02/22	7.750%	1,995,000	1,995,000
LODGING 0.7%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(a)(b)(c) 12/27/20	6.250%	4,000,000	4,010,000
Hilton Worldwide Finance LLC Term Loan(a)(b) 10/26/20	3.500%	2,845,395	2,848,183
Total			6,858,183

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MEDIA AND ENTERTAINMENT 4.7%
Cengage Learning Acquisitions, Inc. Term Loan(a)(b) 03/31/20	7.000%	3,446,593	3,455,209
Cumulus Media Holdings, Inc. Term Loan(a)(b) 12/23/20	4.250%	3,087,699	2,852,262
Getty Images, Inc. Term Loan(a)(b) 10/18/19	4.750%	3,071,250	2,171,620
Granite Broadcasting Tranche B 1st Lien Term Loan(a)(b) 05/23/18	6.750%	882,410	878,553
Gray Television, Inc. Term Loan(a)(b) 06/13/21	3.750%	1,780,600	1,783,948
HIBU Connect SA, Sociedad Unipersonal Term Loan(a)(b)(e)(f)(g) 03/03/19	0.000%	14,280	—
Hubbard Radio LLC Term Loan(a)(b) 05/27/22	4.250%	3,254,167	3,278,573
ION Media Networks, Inc. Tranche B1 Term Loan(a)(b) 12/18/20	4.750%	2,487,500	2,487,500
Learfield Communications, Inc. 2nd Lien Term Loan(a)(b) 10/08/21	8.750%	2,000,000	1,995,000
Media General, Inc. Tranche B Term Loan(a)(b) 07/31/20	4.000%	3,527,850	3,544,008
National CineMedia LLC Term Loan(a)(b) 11/26/19	2.940%	1,950,000	1,937,208
R.H. Donnelly, Inc. Term Loan(a)(b) 12/31/16	9.750%	323,104	166,938
Radio One, Inc. Term Loan(a)(b) 12/31/18	4.790%	2,525,000	2,570,778
Salem Communications Corp. Term Loan(a)(b) 03/13/20	4.500%	1,301,500	1,295,539
Sinclair Television Group, Inc.(a)(b) Tranche B Term Loan 04/09/20	3.000%	2,028,383	2,023,940
Tranche B1 Term Loan 07/30/21	3.500%	500,000	499,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sonifi Solutions Term Loan(a)(b)(e)(g) 03/28/18	6.750%	436,741	76,430
SuperMedia, Inc. Term Loan(a)(b) 12/30/16	11.600%	136,757	84,960
Tribune Media Co. Tranche B Term Loan(a)(b) 12/28/20	3.750%	2,767,463	2,770,922
Univision Communications, Inc. Term Loan(a)(b) 03/01/20	4.000%	3,456,261	3,451,941
YH Ltd.(a)(b) Tranche A2 Term Loan 03/01/19	5.281%	175,259	334,307
YH Ltd.(a)(b)(e)(f)(g) Tranche B2 Term Loan PIK 03/01/24	0.000%	508,595	—
iHeartCommunications, Inc. Tranche D Term Loan(a)(b) 01/30/19	6.940%	7,958,970	7,303,390
Total			44,962,716
METALS 1.5%
Alpha Natural Resources, Inc. Tranche B Term Loan(a)(b) 05/22/20	3.500%	2,174,937	1,476,978
Arch Coal, Inc. Term Loan(a)(b) 05/16/18	6.250%	2,929,289	1,659,120
FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b) 06/30/19	3.750%	5,551,561	4,538,401
Fairmount Minerals Ltd. Tranche B2 Term Loan(a)(b) 09/05/19	4.500%	3,635,250	3,302,007
Foresight Energy LLC Term Loan(a)(b) 08/21/20	5.500%	1,109,500	1,067,894
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(a)(b) 02/28/19	5.750%	928,409	638,866
Novelis, Inc. Term Loan(a)(b) 06/02/22	4.000%	1,809,126	1,808,004
Total			14,491,270

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MIDSTREAM 0.2%
Southcross Energy Partner Term Loan(a)(b) 08/04/21	5.250%	1,806,750	1,794,338
OIL FIELD SERVICES 0.4%
Drillships Ocean Ventures, Inc. Term Loan(a)(b) 07/25/21	5.500%	1,633,500	1,338,114
Fieldwood Energy LLC 2nd Lien Term Loan(a)(b) 09/30/20	8.375%	492,611	266,936
McJunkin Red Man Corp. Term Loan(a)(b) 11/08/19	5.000%	2,102,436	2,065,644
Total			3,670,694
OTHER FINANCIAL INSTITUTIONS 0.9%
ARG IH Corp. Term Loan(a)(b) 11/15/20	4.750%	2,962,500	2,968,840
IG Investments Holdings LLC Tranche B Term Loan(a)(b) 10/31/21	6.000%	3,014,668	3,025,039
Moneygram International, Inc. Term Loan(a)(b) 03/27/20	4.250%	738,776	699,377
Vantiv LLC Tranche B Term Loan(a)(b) 06/13/21	3.750%	2,139,036	2,145,731
Total			8,838,987
OTHER INDUSTRY 1.5%
AECOM Technology Corp. Tranche B Term Loan(a)(b) 10/15/21	3.750%	639,090	640,847
ATI Acquisition Co.(a)(b)(e)(f)(g)(h) Term Loan 12/30/15	0.000%	586,404	—
Tranche B Term Loan 12/30/14	0.000%	1,165,105	—
Alliance Laundry Systems LLC 1st Lien Term Loan(a)(b) 12/10/18	4.250%	1,866,310	1,867,486
Harland Clarke Holdings Corp.(a)(b) Tranche B3 Term Loan 05/22/18	7.000%	1,306,250	1,310,744
Tranche B4 Term Loan 08/04/19	6.000%	962,500	963,877

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Hillman Group, Inc. (The) Term Loan(a)(b) 06/30/21	4.500%	2,499,750	2,507,574
Sensus U.S.A., Inc.(a)(b) 1st Lien Term Loan 05/09/17	4.500%	3,847,026	3,827,791
2nd Lien Term Loan 05/09/18	8.500%	2,925,000	2,895,750
Total			14,014,069
OTHER REIT 0.1%
DTZ US Borrower LLC 2nd Lien Term Loan(a)(b) 11/04/22	9.250%	1,000,000	998,750
OTHER UTILITY 0.3%
Sandy Creek Energy Associates LP Term Loan(a)(b) 11/09/20	5.000%	3,201,384	3,138,508
PACKAGING 3.5%
Ardagh Holdings USA, Inc. Term Loan(a)(b) 12/17/19	4.000%	1,654,063	1,654,063
BWAY Intermediate Co., Inc. Term Loan(a)(b) 08/14/20	5.500%	2,524,500	2,530,811
Berry Plastics Corp. Tranche E Term Loan(a)(b) 01/06/21	3.750%	3,661,307	3,658,781
Consolidated Container Co. LLC Term Loan(a)(b) 07/03/19	5.000%	2,431,250	2,347,688
Devix Topco SA Tranche B 1st Lien Term Loan(a)(b) 05/03/21	4.250%	2,970,000	2,972,792
Kleopatra Acquisition Co. Term Loan(a)(b) 04/28/20	5.000%	773,054	775,373
Kleopatra Acquisition Corp. Term Loan(a)(b) 04/28/20	5.000%	1,808,946	1,814,373
Mauser Holding SARL 2nd Lien Term Loan(a)(b) 07/31/22	8.750%	2,000,000	1,980,000
Packaging Coordinators, Inc. Tranche B 1st Lien Term Loan(a)(b) 08/01/21	5.250%	1,616,054	1,616,054

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Prescrix, Inc. 2nd Lien Term Loan(a)(b) 05/02/22	8.000%	1,000,000	1,010,000
Printpack Holdings, Inc.(a)(b) 1st Lien Term Loan 05/29/20	5.188%	1,188,000	1,180,575
2nd Lien Term Loan 05/28/21	9.750%	1,000,000	970,000
Ranpack Corp. Tranche B1 Term Loan(a)(b) 10/01/21	4.250%	992,513	991,272
Reynolds Group Holdings, Inc. Term Loan(a)(b) 12/01/18	4.500%	6,458,919	6,492,828
SIG Combibloc Holdings SCA Term Loan(a)(b) 03/11/22	4.250%	1,546,125	1,548,923
Signode Industrial Group SA Tranche B Term Loan(a)(b) 05/01/21	3.750%	2,561,481	2,548,674
Total			34,092,207
PAPER 0.3%
Caraustar Industries, Inc. Term Loan(a)(b) 05/01/19	8.000%	3,202,853	3,198,049
PHARMACEUTICALS 3.2%
Akorn, Inc. Term Loan(a)(b) 04/16/21	4.500%	1,811,312	1,813,577
Amneal Pharmaceuticals LLC Tranche B Term Loan(a)(b) 11/01/19	4.501%	2,992,500	2,997,737
Atrium Innovations, Inc.(a)(b) 2nd Lien Term Loan 08/13/21	7.750%	1,000,000	910,000
Tranche B1 1st Lien Term Loan 02/15/21	4.250%	1,604,687	1,550,529
Catalent Pharma Solutions, Inc. Term Loan(a)(b) 05/20/21	4.250%	2,860,329	2,871,055
Endo Pharmaceutical Tranche B Term Loan(a)(b) 07/28/22	3.750%	1,925,000	1,932,488
Par Pharmaceutical Companies, Inc.(a)(b) Tranche B2 Term Loan 09/30/19	4.000%	4,598,788	4,594,005
Tranche B3 Term Loan 09/30/19	4.250%	124,375	124,282

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 12/05/18	4.000%	3,321,682	3,318,560
Royalty Pharma Finance Tranche B4 Term Loan(a)(b) 11/09/20	3.500%	5,751,778	5,758,910
Valeant Pharmaceuticals International, Inc.(a)(b) Tranche B-C2 Term Loan 12/11/19	3.500%	1,705,587	1,707,002
Tranche B-D2 Term Loan 02/13/19	3.500%	1,231,647	1,232,546
Tranche B-E1 Term Loan 08/05/20	3.500%	2,388,590	2,389,187
Total			31,199,878
PROPERTY & CASUALTY 1.9%
Alliant Holdings I LLC(a)(b) Term Loan 12/20/19	5.000%	3,738,712	3,738,675
Tranche B Term Loan 07/29/22	4.500%	2,275,000	2,272,725
Asurion LLC(a)(b) 2nd Lien Term Loan 03/03/21	8.500%	1,725,000	1,733,625
Tranche B Term Loan 08/01/22	5.000%	3,725,000	3,721,498
Tranche B1 Term Loan 05/24/19	5.000%	1,883,131	1,882,547
Hub International Ltd. Term Loan(a)(b) 10/02/20	4.000%	4,470,659	4,446,697
Total			17,795,767
REFINING 0.3%
Seadrill Operating LP Term Loan(a)(b) 02/21/21	4.000%	3,202,916	2,390,176
RESTAURANTS 0.4%
Burger King Corp. Tranche B2 Term Loan(a)(b) 12/10/21	3.750%	3,794,890	3,803,315
RETAILERS 8.4%
Academy Ltd. Term Loan(a)(b) 07/01/22	5.000%	4,752,582	4,771,070
BJ's Wholesale Club, Inc. 1st Lien Term Loan(a)(b) 09/26/19	4.500%	2,088,240	2,089,409

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Bass Pro Group LLC Term Loan(a)(b) 06/05/20	4.000%	2,152,409	2,156,004
Blue Buffalo Company Ltd. Tranche B3 Term Loan(a)(b)(c) 08/08/19	3.750%	3,653,579	3,667,280
Burlington Coat Factory Warehouse Corp. Tranche B3 Term Loan(a)(b) 08/13/21	4.250%	4,158,293	4,166,111
David's Bridal, Inc. Term Loan(a)(b) 10/11/19	5.000%	3,571,857	3,439,698
Dollar Tree, Inc.(a)(b) Tranche B2 Term Loan 07/06/22	4.250%	1,750,000	1,750,000
Dollar Tree, Inc.(a)(b)(c) Tranche B1 Term Loan 07/06/22	3.500%	4,172,152	4,179,996
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b) 03/04/19	3.250%	6,358,868	6,307,234
Gymboree Corp. (The) Term Loan(a)(b) 02/23/18	5.000%	2,000,000	1,423,340
J. Crew Group, Inc. Term Loan(a)(b)(c) 03/05/21	4.000%	4,015,005	3,317,398
J.C. Penney Corp., Inc. Term Loan(a)(b) 05/22/18	6.000%	6,877,456	6,868,859
Jo-Ann Stores, Inc. Tranche B Term Loan(a)(b) 03/16/18	4.000%	1,356,453	1,336,106
Leslie's Poolmart, Inc. Tranche B Term Loan(a)(b) 10/16/19	4.250%	2,701,397	2,700,721
Men's Wearhouse, Inc. (The) Tranche B Term Loan(a)(b) 06/18/21	4.500%	960,404	965,503
Michaels Stores, Inc. Tranche B Term Loan(a)(b)(c) 01/28/20	3.750%	4,673,200	4,677,313
Neiman Marcus Group, Inc. (The) Term Loan(a)(b) 10/25/20	4.250%	3,118,640	3,103,827
Pep Boys-Manny, Moe & Jack (The) Term Loan(a)(b) 10/11/18	4.250%	3,397,924	3,400,065

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
PetCo Animal Supplies, Inc. Term Loan(a)(b) 11/24/17	4.000%	1,366,889	1,367,408
PetSmart, Inc. Tranche B1 Term Loan(a)(b) 03/11/22	4.250%	3,266,813	3,277,038
Pilot Travel Centers LLC Tranche B Term Loan(a)(b) 10/01/21	4.250%	3,467,481	3,502,156
Raley's Term Loan(a)(b) 05/18/22	7.250%	2,725,000	2,725,000
Rite Aid Corp.(a)(b) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	1,950,000	1,967,062
Tranche 2 2nd Lien Term Loan 06/21/21	4.875%	1,900,000	1,902,356
Sports Authority, Inc. (The) Tranche B Term Loan(a)(b) 11/16/17	7.500%	1,863,367	1,588,520
Staples, Inc. 1st Lien Term Loan(a)(b) 11/10/21	3.500%	4,200,000	4,198,236
Total			80,847,710
SUPERMARKETS 0.7%
Albertson's LLC(a)(b) Tranche B2 Term Loan 03/21/19	5.375%	2,800,391	2,809,324
Tranche B4 Term Loan 08/25/21	5.500%	1,321,687	1,325,216
Crossmark Holdings, Inc. 1st Lien Term Loan(a)(b) 12/20/19	4.500%	2,372,092	2,113,534
Total			6,248,074
TECHNOLOGY 11.0%
Applied Systems, Inc.(a)(b) 1st Lien Term Loan 01/25/21	4.250%	1,914,343	1,916,257
2nd Lien Term Loan 01/24/22	7.500%	1,000,000	1,002,190
Avago Technologies Ltd. Term Loan(a)(b)(c) 05/06/21	3.750%	5,583,061	5,588,644
Avaya, Inc.(a)(b) Tranche B6 Term Loan 03/31/18	6.500%	1,950,483	1,932,870
Tranche B7 Term Loan 05/29/20	6.250%	979,630	930,345

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
BMC Software Finance, Inc. Term Loan(a)(b) 09/10/20	5.000%	4,535,410	4,136,294
Blue Coat Systems, Inc. Term Loan(a)(b) 05/20/22	4.500%	1,250,000	1,250,525
CDW LLC Term Loan(a)(b) 04/29/20	3.250%	3,466,438	3,451,983
Cirque Du Soleil, Inc. 2nd Lien Term Loan(a)(b) 07/10/23	10.500%	3,000,000	3,003,750
Commscope, Inc. Tranche 5 Term Loan(a)(b) 12/29/22	3.750%	1,800,000	1,802,250
Dell International LLC(a)(b) Tranche B2 Term Loan 04/29/20	4.000%	5,262,549	5,259,549
Tranche C Term Loan 10/29/18	3.750%	789,975	790,062
EVERTEC Group LLC Tranche B Term Loan(a)(b) 04/17/20	3.500%	1,617,000	1,576,575
First Data Corp.(a)(b) Term Loan 03/24/17	3.687%	2,200,000	2,196,018
03/23/18	3.687%	3,393,261	3,382,674
Freescale Semiconductor, Inc. Tranche B4 Term Loan(a)(b)(c) 02/28/20	4.250%	6,198,946	6,208,245
Go Daddy Operating Co. LLC Term Loan(a)(b) 05/13/21	4.250%	4,688,470	4,706,051
Greeneden U.S. Holdings II LLC Term Loan(a)(b) 02/08/20	4.000%	1,228,857	1,223,733
IPC Corp. Tranche B1 1st Lien Term Loan(a)(b)(c) 08/06/21	5.500%	1,990,000	1,985,861
Infogroup, Inc. Tranche B Term Loan(a)(b) 05/26/18	7.500%	3,502,175	3,332,915
Infor US, Inc. Tranche B5 Term Loan(a)(b) 06/03/20	3.750%	4,733,069	4,696,577
Informatica Corp. Tranche B Term Loan(a)(b) 07/06/22	4.500%	3,000,000	2,998,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Information Resources, Inc. Term Loan(a)(b) 09/30/20	4.750%	3,315,938	3,325,620
MA FinanceCo LLC Tranche B Term Loan(a)(b) 11/19/21	5.250%	3,959,338	3,984,084
Microsemi Corp. Term Loan(a)(b) 02/19/20	3.250%	2,663,907	2,660,577
Mitel US Holdings, Inc. Term Loan(a)(b) 04/29/22	5.000%	2,700,000	2,717,712
OpenLink International, Inc. Term Loan(a)(b) 10/30/17	6.250%	899,026	896,778
RP Crown Parent LLC(a)(b) 1st Lien Term Loan 12/21/18	6.000%	3,827,464	3,686,345
2nd Lien Term Loan 12/21/19	11.250%	2,000,000	1,832,000
Riverbed Technology, Inc. Term Loan(a)(b) 04/25/22	6.000%	1,620,938	1,638,768
Rovi Solutions Corp./Guides, Inc. Tranche B Term Loan(a)(b) 07/02/21	3.750%	2,673,000	2,602,834
SAIC, Inc. Tranche B Term Loan(a)(b)(c) 05/04/22	3.750%	2,108,787	2,114,586
SCS Holdings I, Inc. Term Loan(a)(b) 12/07/18	6.250%	658,455	663,394
SS&C European Holdings SARL Tranche B2 Term Loan(a)(b) 07/08/22	4.000%	491,816	495,298
SS&C Technologies Holdings, Inc. Tranche B1 Term Loan(a)(b) 07/08/22	4.000%	2,051,233	2,065,756
Syniverse Holdings, Inc.(a)(b) Term Loan 04/23/19	4.000%	1,015,635	964,853
Tranche B Term Loan 04/23/19	4.000%	1,939,043	1,839,667
TTM Technologies, Inc. Tranche B Term Loan(a)(b)(c) 05/31/21	6.000%	2,500,000	2,437,500
TransUnion LLC Tranche B2 Term Loan(a)(b) 04/09/21	3.750%	3,480,937	3,458,555

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Verint Systems, Inc. Tranche B Term Loan(a)(b) 09/06/19	3.500%	1,281,292	1,279,690
Zebra Technologies Corp. Term Loan(a)(b) 10/27/21	4.750%	3,763,636	3,803,343
Total			105,839,228
TRANSPORTATION SERVICES 1.3%
Air Medical Group Holdings, Inc. Term Loan(a)(b) 04/28/22	4.500%	4,000,000	3,968,000
Avis Budget Car Rental LLC Tranche B Term Loan(a)(b) 03/15/19	3.000%	3,875,853	3,868,605
Commercial Barge Line Co. 1st Lien Term Loan(a)(b) 09/22/19	7.500%	1,319,625	1,319,625
Hertz Corp. (The)(a)(b) Letter of Credit 03/11/18	3.750%	2,825,000	2,796,750
Tranche B2 Term Loan 03/11/18	3.000%	474,173	473,382
Total			12,426,362
WIRELESS 1.3%
Arris Enterprises, Inc. Tranche B Term Loan(a)(b) 04/17/20	3.250%	1,005,229	1,003,973
Cequel Communications LLC Term Loan(a)(b) 02/14/19	3.500%	3,301,321	3,290,327
Crown Castle Operating Co. Tranche B2 Term Loan(a)(b) 01/31/21	3.000%	2,903,071	2,892,504
SBA Senior Finance II LLC Tranche B1 Term Loan(a)(b) 03/24/21	3.250%	1,035,041	1,028,251
Telesat Canada Tranche B2 Term Loan(a)(b) 03/28/19	3.500%	3,997,254	3,985,582
Total			12,200,637
WIRELINES 1.6%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b) 10/21/16	6.250%	199,853	199,353

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Integra Telecom Holdings, Inc.(a)(b) 2nd Lien Term Loan 02/21/20	9.750%	1,764,159	1,752,392
Tranche B1 Term Loan 08/14/20	5.250%	2,656,797	2,666,760
Level 3 Financing, Inc.(a)(b) Tranche B Term Loan 01/15/20	4.000%	3,000,000	3,006,570
Tranche B3 Term Loan 08/01/19	4.000%	2,000,000	2,004,380
Southwire Co. LLC Term Loan(a)(b) 02/10/21	3.000%	1,604,687	1,594,659
Windstream Corp. Tranche B5 Term Loan(a)(b) 08/08/19	3.500%	1,556,300	1,525,174
Zayo Group LLC Term Loan(a)(b) 05/06/21	3.750%	3,039,447	3,031,848
Total			15,781,136
Total Senior Loans (Cost: $928,612,887)			905,467,728

Corporate Bonds & Notes 2.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHEMICALS 0.1%
INEOS Group Holdings SA(i) 08/15/18	6.125%	1,000,000	1,017,500
CONSUMER PRODUCTS 0.3%
Alphabet Holding Co., Inc. PIK 11/01/17	7.750%	3,181,000	3,184,977
FOOD AND BEVERAGE 0.2%
Dole Food Co, Inc.(i) 05/01/19	7.250%	2,000,000	2,030,000
GAMING 0.1%
Tunica-Biloxi Gaming Authority(h)(i) 11/15/15	9.000%	2,105,000	1,094,600
HEALTH CARE 0.5%
HCA, Inc. 10/01/18	8.000%	960,000	1,108,800

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	3,000,000	3,123,750
Total			4,232,550
INDEPENDENT ENERGY 0.1%
Linn Energy LLC/Finance Corp. 04/15/20	8.625%	2,000,000	1,230,000
MEDIA AND ENTERTAINMENT 0.3%
Radio One, Inc.(i) 02/15/20	9.250%	3,000,000	2,752,500
PACKAGING 0.2%
Reynolds Group Issuer, Inc./LLC 05/15/18	8.500%	2,000,000	2,032,500
RETAILERS 0.3%
Jo-Ann Stores LLC(i) 03/15/19	8.125%	3,000,000	2,835,000
Total Corporate Bonds & Notes (Cost: $22,362,075)			20,409,627

Common Stocks 2.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 1.1%
Auto Components 0.1%
Delphi Automotive PLC	11,178	872,778
Automobiles —%
Dayco/Mark IV	2,545	105,192
Hotels, Restaurants & Leisure —%
Buffets Restaurants Holdings, Inc.(j)	5,054	3,791
Household Durables —%
Rhodes Companies LLC (The)(e)(f)(g)	109,053	—
Media 1.0%
Cengage Learning, Inc.	77,986	2,196,632
Cumulus Media, Inc. Class A(j)	44,666	73,699
HMH Publishers LLC(j)	18,619	400,308
Media News Group(j)	10,513	367,955
MGM Holdings II, Inc.(j)	68,207	5,394,048
Star Tribune Co. (The)(e)(f)(g)(j)	1,098	—
Tribune Media Co.	29,872	1,508,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Tribune Publishing Co.	4,413	65,710
Total		10,006,589
Total Consumer Discretionary		10,988,350
INFORMATION TECHNOLOGY —%
Software —%
Physical Eagle Topco Ltd.(e)(f)(g)(j)	194,303	—
Total Information Technology		—
MATERIALS 1.0%
Chemicals 0.9%
LyondellBasell Industries NV, Class A	91,857	8,618,942
Metals & Mining 0.1%
Aleris International, Inc.(j)	16,833	547,073
Total Materials		9,166,015
TELECOMMUNICATION SERVICES —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(j)	15,044	374,596
Total Telecommunication Services		374,596
Total Common Stocks (Cost: $11,419,576)		20,528,961

Fixed-Income Funds 0.5%

	Shares	Value ($)
FLOATING RATE 0.1%
Nuveen Floating Rate Income Fund	35,589	379,734
HIGH YIELD 0.2%
Blackstone/GSO Strategic Credit Fund	146,297	2,257,363
MULTISECTOR 0.2%
Invesco Dynamic Credit Opportunities Fund	164,192	1,914,479
Total Fixed-Income Funds (Cost: $5,181,831)		4,551,576

Money Market Funds 7.0%

Columbia Short-Term Cash Fund, 0.124%(k)(l)	66,955,098	66,955,098
Total Money Market Funds (Cost: $66,955,098)		66,955,098
Total Investments (Cost: $1,034,531,467)		1,017,912,990
Other Assets & Liabilities, Net		(56,627,982)
Net Assets		961,285,008

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2015, the value of these securities amounted to $76,430, which represents 0.01% of net assets.

(f)  Negligible market value.

(g)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at July 31, 2015 was $76,430, which represents 0.01% of net assets. Information concerning such security holdings at July 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
ATI Acquisition Co. Term Loan 12/30/15 0.000%	12/23/2009 - 07/13/2012	497,832
ATI Acquisition Co. Tranche B Term Loan 12/30/14 0.000%	12/23/2009 - 04/08/2015	751,053

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
HIBU Connect SA, Sociedad Unipersonal Term Loan 03/03/19 0.000%	03/06/2014	6,819
Physical Eagle Topco Ltd.	03/06/2014	—
Rhodes Companies LLC (The)	02/22/2006 - 01/08/2010	167,159
Sonifi Solutions Term Loan 03/28/18 6.750%	04/08/2013 - 07/07/2015	363,681
Star Tribune Co. (The)	02/16/2012	—
YH Ltd.	03/06/2014 - 03/23/2015	143,128

(h)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2015, the value of these securities amounted to $1,094,600, which represents 0.11% of net assets.

(i)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $9,729,600 or 1.01% of net assets.

(j)  Non-income producing investment.

(k)  The rate shown is the seven-day current annualized yield at July 31, 2015.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	25,840,768	357,134,566	(316,020,236)	66,955,098	31,016	66,955,098

Abbreviation Legend

PIK    Payment-in-Kind

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Senior Loans	—	834,376,293	71,091,435		905,467,728
Corporate Bonds & Notes	—	20,409,627	—		20,409,627
Common Stocks
Consumer Discretionary	2,520,424	7,695,872	772,054		10,988,350
Information Technology	—	—	0	(a)	0	(a)
Materials	8,618,942	547,073	—		9,166,015
Telecommunication Services	374,596	—	—		374,596
Total Common Stocks	11,513,962	8,242,945	772,054		20,528,961
Fixed-Income Funds
Floating Rate	379,734	—	—		379,734
High Yield	2,257,363	—	—		2,257,363
Multisector	1,914,479	—	—		1,914,479
Total Fixed-Income Funds	4,551,576	—	—		4,551,576
Money Market Funds	66,955,098	—	—		66,955,098
Total Investments	83,020,636	863,028,865	71,863,489		1,017,912,990

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Senior Loans	Common Stocks	Warrant	Total ($)
Balance as of July 31, 2014	58,205,620	2,002,338	217,563	60,425,521
Increase (decrease) in accrued discounts/premiums	41,307	—	—	41,307
Realized gain (loss)	377,215	(699,778)	(1,779,696)	(2,102,259)
Change in unrealized appreciation (depreciation)(a)	(1,326,687)	1,103,913	1,562,133	1,339,359
Sales	(26,827,455)	(969,515)	—	(27,796,970)
Purchases	10,159,316	—	—	10,159,316
Transfers into Level 3	54,431,425	—	—	54,431,425
Transfers out of Level 3	(23,969,306)	(664,904)	—	(24,634,210)
Balance as of July 31, 2015	71,091,435	772,054	—	71,863,489

(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2015 was $(1,027,413), which is comprised of Senior Loans of $(1,029,865) and Common Stocks of $2,452.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans and common stocks classified as Level 3 securities are valued using the market approach and utilize

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $967,576,369)	$950,957,892
Affiliated issuers (identified cost $66,955,098)	66,955,098
Total investments (identified cost $1,034,531,467)	1,017,912,990
Cash	1,105,114
Receivable for:
Investments sold	6,131,708
Capital shares sold	3,994,701
Dividends	8,555
Interest	3,828,019
Prepaid expenses	6,930
Other assets	11,057
Total assets	1,032,999,074
Liabilities
Payable for:
Investments purchased	33,024,375
Investments purchased on a delayed delivery basis	33,343,790
Capital shares purchased	1,881,921
Dividend distributions to shareholders	3,203,746
Investment management fees	15,100
Distribution and/or service fees	6,695
Transfer agent fees	95,755
Administration fees	1,777
Compensation of board members	44,767
Other expenses	96,140
Total liabilities	71,714,066
Net assets applicable to outstanding capital stock	$961,285,008
Represented by
Paid-in capital	$1,044,062,047
Undistributed net investment income	143,591
Accumulated net realized loss	(66,302,153)
Unrealized appreciation (depreciation) on:
Investments	(16,618,477)
Total — representing net assets applicable to outstanding capital stock	$961,285,008

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$556,852,612
Shares outstanding	61,656,660
Net asset value per share	$9.03
Maximum offering price per share(a)	$9.31
Class B
Net assets	$2,543,372
Shares outstanding	281,443
Net asset value per share	$9.04
Class C
Net assets	$100,880,506
Shares outstanding	11,167,950
Net asset value per share	$9.03
Class I
Net assets	$133,548,085
Shares outstanding	14,791,893
Net asset value per share	$9.03
Class K
Net assets	$15,940
Shares outstanding	1,762
Net asset value per share	$9.05
Class R
Net assets	$4,029,585
Shares outstanding	445,745
Net asset value per share	$9.04
Class R4
Net assets	$11,219,289
Shares outstanding	1,244,470
Net asset value per share	$9.02
Class R5
Net assets	$46,248,451
Shares outstanding	5,101,929
Net asset value per share	$9.06
Class W
Net assets	$2,450
Shares outstanding	271
Net asset value per share	$9.04
Class Y
Net assets	$9,904
Shares outstanding	1,096
Net asset value per share(b)	$9.03
Class Z
Net assets	$105,934,814
Shares outstanding	11,745,226
Net asset value per share	$9.02

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$1,213,699
Dividends — affiliated issuers	31,016
Interest	46,646,728
Foreign taxes withheld	(87,660)
Total income	47,803,783
Expenses:
Investment management fees	5,574,076
Distribution and/or service fees
Class A	1,474,640
Class B	46,461
Class C	1,104,336
Class R	18,565
Class W	6
Transfer agent fees
Class A	774,278
Class B	6,085
Class C	144,975
Class K	10
Class R	4,895
Class R4	12,413
Class R5	22,105
Class W	4
Class Z	143,137
Administration fees	655,573
Plan administration fees
Class K	49
Compensation of board members	22,664
Custodian fees	156,553
Printing and postage fees	91,050
Registration fees	149,069
Professional fees	47,327
Other	24,038
Total expenses	10,472,309
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(162,326)
Expense reductions	(60)
Total net expenses	10,309,923
Net investment income	37,493,860
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(2,218,186)
Foreign currency translations	(883)
Net realized loss	(2,219,069)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,503,947)
Net change in unrealized depreciation	(21,503,947)
Net realized and unrealized loss	(23,723,016)
Net increase in net assets resulting from operations	$13,770,844

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015(a)	Year Ended July 31, 2014
Operations
Net investment income	$37,493,860	$40,138,045
Net realized gain (loss)	(2,219,069)	2,996,388
Net change in unrealized appreciation (depreciation)	(21,503,947)	2,316,249
Net increase in net assets resulting from operations	13,770,844	45,450,682
Distributions to shareholders
Net investment income
Class A	(22,795,851)	(25,782,046)
Class B	(143,852)	(238,302)
Class C	(3,444,698)	(3,556,401)
Class I	(4,222,976)	(3,126,722)
Class K	(768)	(1,671)
Class R	(135,392)	(51,609)
Class R4	(389,842)	(282,348)
Class R5	(1,849,009)	(2,389,001)
Class W	(94)	(140)
Class Y	(71)	—
Class Z	(4,497,916)	(4,503,592)
Total distributions to shareholders	(37,480,469)	(39,931,832)
Increase (decrease) in net assets from capital stock activity	(124,100,661)	172,158,272
Total increase (decrease) in net assets	(147,810,286)	177,677,122
Net assets at beginning of year	1,109,095,294	931,418,172
Net assets at end of year	$961,285,008	$1,109,095,294
Undistributed net investment income	$143,591	$212,138

(a) Class Y shares are for the period from June 1, 2015 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	12,973,940	118,004,716	38,164,588	351,583,818
Distributions reinvested	2,388,678	21,706,535	2,637,070	24,343,793
Redemptions	(29,155,948)	(265,082,901)	(26,811,611)	(247,712,229)
Net increase (decrease)	(13,793,330)	(125,371,650)	13,990,047	128,215,382
Class B shares
Subscriptions	24,280	221,398	226,283	2,084,443
Distributions reinvested	15,440	140,493	25,215	232,877
Redemptions(b)	(490,966)	(4,458,433)	(460,735)	(4,257,761)
Net decrease	(451,246)	(4,096,542)	(209,237)	(1,940,441)
Class C shares
Subscriptions	1,733,920	15,790,601	6,574,142	60,579,710
Distributions reinvested	334,724	3,041,888	335,421	3,097,497
Redemptions	(4,678,047)	(42,494,862)	(3,586,108)	(33,136,440)
Net increase (decrease)	(2,609,403)	(23,662,373)	3,323,455	30,540,767
Class I shares
Subscriptions	7,023,410	63,395,045	1,660,605	15,329,688
Distributions reinvested	464,936	4,222,871	336,916	3,107,615
Redemptions	(518,448)	(4,716,937)	(4,819,951)	(44,397,882)
Net increase (decrease)	6,969,898	62,900,979	(2,822,430)	(25,960,579)
Class K shares
Distributions reinvested	74	674	154	1,424
Redemptions	(1,189)	(10,803)	(5,789)	(53,453)
Net decrease	(1,115)	(10,129)	(5,635)	(52,029)
Class R shares
Subscriptions	345,467	3,151,960	223,384	2,065,615
Distributions reinvested	10,561	95,945	2,899	26,814
Redemptions	(172,942)	(1,570,410)	(60,433)	(557,227)
Net increase	183,086	1,677,495	165,850	1,535,202
Class R4 shares
Subscriptions	513,607	4,671,019	1,301,523	11,966,114
Distributions reinvested	42,919	389,232	30,616	282,257
Redemptions	(370,202)	(3,366,594)	(285,165)	(2,622,787)
Net increase	186,324	1,693,657	1,046,974	9,625,584
Class R5 shares
Subscriptions	2,478,627	22,590,568	4,238,998	39,251,147
Distributions reinvested	202,401	1,845,495	256,429	2,375,277
Redemptions	(2,479,364)	(22,632,402)	(6,265,675)	(58,127,887)
Net increase (decrease)	201,664	1,803,661	(1,770,248)	(16,501,463)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Distributions reinvested	—	—	1	7
Redemptions	—	—	(227)	(2,098)
Net increase (decrease)	—	—	(226)	(2,091)
Class Y shares
Subscriptions	1,096	10,000	—	—
Net increase	1,096	10,000	—	—
Class Z shares
Subscriptions	6,740,235	61,294,146	12,266,726	113,130,376
Distributions reinvested	362,383	3,288,149	379,994	3,502,919
Redemptions	(11,391,729)	(103,628,054)	(7,586,549)	(69,935,355)
Net increase (decrease)	(4,289,111)	(39,045,759)	5,060,171	46,697,940
Total net increase (decrease)	(13,602,137)	(124,100,661)	18,778,721	172,158,272

(a) Class Y shares are for the period from June 1, 2015 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2015		2014		2013	2012		2011
Per share data
Net asset value, beginning of period	$9.24		$9.20		$8.90	$8.96		$8.54
Income from investment operations:
Net investment income	0.35		0.33		0.36	0.42		0.41
Net realized and unrealized gain (loss)	(0.21)		0.04		0.31	(0.05)		0.41
Total from investment operations	0.14		0.37		0.67	0.37		0.82
Less distributions to shareholders:
Net investment income	(0.35)		(0.33)		(0.37)	(0.43)		(0.40)
Total distributions to shareholders	(0.35)		(0.33)		(0.37)	(0.43)		(0.40)
Net asset value, end of period	$9.03		$9.24		$9.20	$8.90		$8.96
Total return	1.58%		4.10%		7.60%	4.36%		9.65%
Ratios to average net assets(a)
Total gross expenses	1.07%		1.07%		1.11%	1.14	%(b)	1.10%
Total net expenses(c)	1.05	%(d)	1.06	%(d)	1.09%	1.11	%(b)(d)	1.08%
Net investment income	3.87%		3.62%		3.92%	4.73%		4.59%
Supplemental data
Net assets, end of period (in thousands)	$556,853		$697,138		$565,254	$337,242		$419,157
Portfolio turnover	36%		57%		85%	42%		69%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2015		2014		2013	2012		2011
Per share data
Net asset value, beginning of period	$9.25		$9.20		$8.91	$8.97		$8.54
Income from investment operations:
Net investment income	0.28		0.26		0.29	0.35		0.34
Net realized and unrealized gain (loss)	(0.21)		0.05		0.30	(0.04)		0.42
Total from investment operations	0.07		0.31		0.59	0.31		0.76
Less distributions to shareholders:
Net investment income	(0.28)		(0.26)		(0.30)	(0.37)		(0.33)
Total distributions to shareholders	(0.28)		(0.26)		(0.30)	(0.37)		(0.33)
Net asset value, end of period	$9.04		$9.25		$9.20	$8.91		$8.97
Total return	0.82%		3.43%		6.68%	3.57%		8.95%
Ratios to average net assets(a)
Total gross expenses	1.82%		1.82%		1.86%	1.90	%(b)	1.85%
Total net expenses(c)	1.80	%(d)	1.81	%(d)	1.84%	1.86	%(b)(d)	1.83%
Net investment income	3.11%		2.86%		3.19%	4.00%		3.86%
Supplemental data
Net assets, end of period (in thousands)	$2,543		$6,774		$8,668	$7,287		$11,337
Portfolio turnover	36%		57%		85%	42%		69%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2015		2014		2013	2012		2011
Per share data
Net asset value, beginning of period	$9.24		$9.20		$8.91	$8.96		$8.54
Income from investment operations:
Net investment income	0.28		0.26		0.29	0.35		0.34
Net realized and unrealized gain (loss)	(0.21)		0.04		0.30	(0.03)		0.41
Total from investment operations	0.07		0.30		0.59	0.32		0.75
Less distributions to shareholders:
Net investment income	(0.28)		(0.26)		(0.30)	(0.37)		(0.33)
Total distributions to shareholders	(0.28)		(0.26)		(0.30)	(0.37)		(0.33)
Net asset value, end of period	$9.03		$9.24		$9.20	$8.91		$8.96
Total return	0.83%		3.32%		6.68%	3.68%		8.84%
Ratios to average net assets(a)
Total gross expenses	1.82%		1.82%		1.85%	1.89	%(b)	1.85%
Total net expenses(c)	1.80	%(d)	1.81	%(d)	1.84%	1.86	%(b)(d)	1.83%
Net investment income	3.12%		2.87%		3.14%	3.96%		3.83%
Supplemental data
Net assets, end of period (in thousands)	$100,881		$127,321		$96,164	$45,449		$52,578
Portfolio turnover	36%		57%		85%	42%		69%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$9.24	$9.20	$8.90	$8.96		$8.54
Income from investment operations:
Net investment income	0.39	0.37	0.39	0.45		0.44
Net realized and unrealized gain (loss)	(0.22)	0.04	0.31	(0.04)		0.41
Total from investment operations	0.17	0.41	0.70	0.41		0.85
Less distributions to shareholders:
Net investment income	(0.38)	(0.37)	(0.40)	(0.47)		(0.43)
Total distributions to shareholders	(0.38)	(0.37)	(0.40)	(0.47)		(0.43)
Net asset value, end of period	$9.03	$9.24	$9.20	$8.90		$8.96
Total return	1.95%	4.48%	8.00%	4.75%		10.02%
Ratios to average net assets(a)
Total gross expenses	0.69%	0.69%	0.71%	0.73	%(b)	0.77%
Total net expenses(c)	0.69%	0.69%	0.71%	0.73	%(b)	0.74%
Net investment income	4.24%	3.97%	4.30%	5.09%		5.00%
Supplemental data
Net assets, end of period (in thousands)	$133,548	$72,256	$97,880	$62,786		$82,844
Portfolio turnover	36%	57%	85%	42%		69%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$9.26	$9.21	$8.92	$8.97		$8.56
Income from investment operations:
Net investment income	0.36	0.34	0.37	0.42		0.42
Net realized and unrealized gain (loss)	(0.21)	0.05	0.29	(0.03)		0.40
Total from investment operations	0.15	0.39	0.66	0.39		0.82
Less distributions to shareholders:
Net investment income	(0.36)	(0.34)	(0.37)	(0.44)		(0.41)
Total distributions to shareholders	(0.36)	(0.34)	(0.37)	(0.44)		(0.41)
Net asset value, end of period	$9.05	$9.26	$9.21	$8.92		$8.97
Total return	1.65%	4.28%	7.55%	4.56%		9.62%
Ratios to average net assets(a)
Total gross expenses	0.99%	0.98%	1.01%	1.03	%(b)	1.07%
Total net expenses(c)	0.99%	0.98%	1.01%	1.02	%(b)	1.04%
Net investment income	3.92%	3.66%	4.04%	4.83%		4.67%
Supplemental data
Net assets, end of period (in thousands)	$16	$27	$78	$129		$137
Portfolio turnover	36%	57%	85%	42%		69%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2015		2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.25		$9.21		$8.91	$8.97		$8.64
Income from investment operations:
Net investment income	0.33		0.31		0.33	0.38		0.32
Net realized and unrealized gain (loss)	(0.21)		0.04		0.31	(0.03)		0.32
Total from investment operations	0.12		0.35		0.64	0.35		0.64
Less distributions to shareholders:
Net investment income	(0.33)		(0.31)		(0.34)	(0.41)		(0.31)
Total distributions to shareholders	(0.33)		(0.31)		(0.34)	(0.41)		(0.31)
Net asset value, end of period	$9.04		$9.25		$9.21	$8.91		$8.97
Total return	1.33%		3.84%		7.33%	4.11%		7.47%
Ratios to average net assets(b)
Total gross expenses	1.33%		1.33%		1.36%	1.39	%(c)	1.33	%(d)
Total net expenses(e)	1.30	%(f)	1.31	%(f)	1.34%	1.36	%(c)(f)	1.33	%(d)
Net investment income	3.64%		3.40%		3.64%	4.38%		4.23	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,030		$2,429		$891	$237		$96
Portfolio turnover	36%		57%		85%	42%		69%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.22		$9.18		$9.11
Income from investment operations:
Net investment income	0.37		0.36		0.14
Net realized and unrealized gain (loss)	(0.20)		0.03		0.08
Total from investment operations	0.17		0.39		0.22
Less distributions to shareholders:
Net investment income	(0.37)		(0.35)		(0.15)
Total distributions to shareholders	(0.37)		(0.35)		(0.15)
Net asset value, end of period	$9.02		$9.22		$9.18
Total return	1.94%		4.36%		2.43%
Ratios to average net assets(b)
Total gross expenses	0.82%		0.82%		0.85	%(c)
Total net expenses(d)	0.80	%(e)	0.81	%(e)	0.84	%(c)
Net investment income	4.12%		3.89%		3.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$11,219		$9,759		$103
Portfolio turnover	36%		57%		85%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$9.27	$9.23	$8.93	$8.99		$8.56
Income from investment operations:
Net investment income	0.38	0.36	0.35	0.44		0.44
Net realized and unrealized gain (loss)	(0.21)	0.04	0.35	(0.04)		0.41
Total from investment operations	0.17	0.40	0.70	0.40		0.85
Less distributions to shareholders:
Net investment income	(0.38)	(0.36)	(0.40)	(0.46)		(0.42)
Total distributions to shareholders	(0.38)	(0.36)	(0.40)	(0.46)		(0.42)
Net asset value, end of period	$9.06	$9.27	$9.23	$8.93		$8.99
Total return	1.91%	4.43%	7.93%	4.70%		9.98%
Ratios to average net assets(a)
Total gross expenses	0.74%	0.74%	0.76%	0.79	%(b)	0.81%
Total net expenses(c)	0.74%	0.74%	0.76%	0.79	%(b)	0.79%
Net investment income	4.19%	3.93%	3.95%	5.04%		4.94%
Supplemental data
Net assets, end of period (in thousands)	$46,248	$45,445	$61,580	$5		$5
Portfolio turnover	36%	57%	85%	42%		69%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2015		2014		2013	2012		2011
Per share data
Net asset value, beginning of period	$9.24		$9.20		$8.91	$8.96		$8.54
Income from investment operations:
Net investment income	0.36		0.34		0.36	0.41		0.41
Net realized and unrealized gain (loss)	(0.21)		0.03		0.30	(0.03)		0.41
Total from investment operations	0.15		0.37		0.66	0.38		0.82
Less distributions to shareholders:
Net investment income	(0.35)		(0.33)		(0.37)	(0.43)		(0.40)
Total distributions to shareholders	(0.35)		(0.33)		(0.37)	(0.43)		(0.40)
Net asset value, end of period	$9.04		$9.24		$9.20	$8.91		$8.96
Total return	1.65%		4.10%		7.49%	4.47%		9.65%
Ratios to average net assets(a)
Total gross expenses	1.02%		1.05%		1.10%	1.18	%(b)	1.11%
Total net expenses(c)	1.02	%(d)	1.05	%(d)	1.09%	1.11	%(b)	1.09%
Net investment income	3.93%		3.63%		3.95%	4.72%		4.63%
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$5	$4		$4
Portfolio turnover	36%		57%		85%	42%		69%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$9.12
Income from investment operations:
Net investment income	0.06
Net realized and unrealized loss	(0.09)
Total from investment operations	(0.03)
Less distributions to shareholders:
Net investment income	(0.06)
Total distributions to shareholders	(0.06)
Net asset value, end of period	$9.03
Total return	(0.28%)
Ratios to average net assets(b)
Total gross expenses	0.70	%(c)
Total net expenses(d)	0.70	%(c)
Net investment income	4.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	36%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2015		2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.23		$9.18		$8.89	$8.95		$8.63
Income from investment operations:
Net investment income	0.37		0.36		0.38	0.43		0.35
Net realized and unrealized gain (loss)	(0.21)		0.04		0.30	(0.04)		0.32
Total from investment operations	0.16		0.40		0.68	0.39		0.67
Less distributions to shareholders:
Net investment income	(0.37)		(0.35)		(0.39)	(0.45)		(0.35)
Total distributions to shareholders	(0.37)		(0.35)		(0.39)	(0.45)		(0.35)
Net asset value, end of period	$9.02		$9.23		$9.18	$8.89		$8.95
Total return	1.83%		4.47%		7.75%	4.63%		7.80%
Ratios to average net assets(b)
Total gross expenses	0.82%		0.82%		0.86%	0.89	%(c)	0.82	%(d)
Total net expenses(e)	0.80	%(f)	0.81	%(f)	0.84%	0.85	%(c)(f)	0.82	%(d)
Net investment income	4.12%		3.87%		4.16%	4.92%		4.76	%(d)
Supplemental data
Net assets, end of period (in thousands)	$105,935		$147,944		$100,795	$41,450		$67,558
Portfolio turnover	36%		57%		85%	42%		69%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on June 1, 2015.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016, and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $2,550.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class K	0.05
Class R	0.13
Class R4	0.13
Class R5	0.05
Class W	0.16
Class Z	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,117,000 and $513,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $270,770 for Class A, $984 for Class B and $11,642 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual Through November 30, 2015
Class A	1.06%
Class B	1.81
Class C	1.81
Class I	0.71
Class K	1.01
Class R	1.31
Class R4	0.81
Class R5	0.76
Class W	1.06
Class Y*	0.71
Class Z	0.81

*Expense cap rate is effective beginning June 1, 2015 (the commencement of operations of Class Y shares).

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 0.70% for Class I, 1.00% for Class K, 1.30% for Class R, 0.80% for Class R4, 0.75% for Class R5, 1.05% for Class W, 0.70% for Class Y and 0.80% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, foreign currency transactions and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(81,938)
Accumulated net realized loss	81,937
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$37,480,469	$39,931,832

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,646,944
Capital loss carryforwards	(66,322,573)
Net unrealized depreciation	(16,637,287)

At July 31, 2015, the cost of investments for federal income tax purposes was $1,034,550,277 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,966,221
Unrealized depreciation	(32,603,508)
Net unrealized depreciation	(16,637,287)

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	28,593,376
2018	35,398,330
No expiration — long-term	2,330,867
Total	66,322,573

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $342,394,047 and $480,521,558, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 66.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Floating Rate Loan Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Decreases in the number of financial institutions willing to make markets in the Fund's investments or in their capacity or willingness to trade such investments may increase the Fund's exposure to this risk. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans or other assets may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund's performance. Price volatility may be higher for illiquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity of the market and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Columbia Floating Rate Fund (the Fund) is one of several defendants to an adversary bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the Lawsuit), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the Bankruptcy Court). The Fund and several other defendants (together the Senior Transeastern Defendants) were lenders to parties involved in a joint venture with TOUSA, Inc. (TOUSA) on a $450 million Credit Agreement dated as of August 1, 2005 (the Credit Agreement). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the Transeastern Litigation). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA's subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (Committee) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court's decision to the District Court for the Southern District of Florida (the District Court). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court's decision as it relates to the liability of the Senior Transeastern Defendants and ordering that "[t]he Bankruptcy Court's imposition of remedies as to the [Senior Transeastern Defendants] is null and void." On March 8, 2011, the Committee appealed the District Court's order to the Eleventh Circuit Court of Appeals. On May 15, 2012, the Eleventh Circuit issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit was filed and denied. On June 23, 2015, the District Court affirmed the Bankruptcy Court's liability findings and remanded the case back to the Bankruptcy Court to decide two issues: whether a settlement entered into by certain defendants as part of the TOUSA bankruptcy plan should reduce the judgment against the Senior Transeastern Lenders and whether the Bankruptcy Court erred in ordering certain remedies. The matter is currently pending in the Bankruptcy Court.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject

Annual Report 2015

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Floating Rate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Floating Rate Fund (the "Fund," a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers, transfer agent and agent banks, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015

COLUMBIA FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	2.10%
Dividends Received Deduction	1.31%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015

COLUMBIA FLOATING RATE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015

COLUMBIA FLOATING RATE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015

COLUMBIA FLOATING RATE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer's organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be

Annual Report 2015

COLUMBIA FLOATING RATE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

effective upon each Fund's next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds' performance and expenses, and JDL's conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2015

COLUMBIA FLOATING RATE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Floating Rate Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN149_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA INCOME OPPORTUNITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers,

mutual fund commentary and more at columbiathreadneedle.com/us.

Columbia Threadneedle Investor Newsletter

(e-newsletter)

Read our award-winning* shareholder
newsletter. Our quarterly newsletter
is available online and provides timely
and relevant content about economic
trends, fund news, service enhancements and
changes. Sign up to receive the newsletter
electronically at columbiathreadneedle.com/
us/newsletter.

Investment videos

Get analysis of current events and trends that may affect your investments.
Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

Social media We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	twitter.com/CTinvest_US

Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

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*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Income Opportunities Fund (the Fund) Class A shares gained 3.10% excluding sales charges for the 12-month period that ended July 31, 2015.

■	The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) BB-B US Cash Pay High Yield Constrained Index, which returned 1.66% during the same time period.

■	Both security selection and industry allocation overall contributed positively to the Fund’s relative results.

Average Annual Total Returns (%) (for period ended July 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		3.10	7.38	6.87
Including sales charges		-1.77	6.35	6.34
Class B	06/19/03
Excluding sales charges		2.33	6.55	6.06
Including sales charges		-2.59	6.24	6.06
Class C	06/19/03
Excluding sales charges		2.33	6.65	6.10
Including sales charges		1.35	6.65	6.10
Class I	03/04/04	3.55	7.81	7.29
Class K	06/19/03	3.24	7.49	7.06
Class R*	09/27/10	2.84	7.11	6.61
Class R4*	11/08/12	3.35	7.52	6.94
Class R5*	11/08/12	3.50	7.60	6.98
Class W*	09/27/10	3.10	7.39	6.87
Class Y*	03/07/11	3.55	7.76	7.06
Class Z*	09/27/10	3.36	7.65	7.01
BofAML BB-B US Cash Pay High Yield Constrained Index		1.66	7.54	7.05

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 — July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares

Annual Report 2015	3

COLUMBIA INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Lavin, CFA

Portfolio Breakdown (%) (at July 31, 2015)
Common Stocks	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	94.2
Money Market Funds	4.9
Preferred Stocks	0.0
Senior Loans	0.9
Warrants	0.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at July 31, 2015)
BBB rating	1.6
BB rating	47.5
B rating	43.1
CCC rating	5.9
C rating	0.1
Not rated	1.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended July 31, 2015, the Fund’s Class A shares returned 3.10% excluding sales charges. The Fund outperformed its benchmark, the BofAML BB-B US Cash Pay High Yield Constrained Index, which returned 1.66% during the same time period. Both security selection and industry allocation overall contributed positively to the Fund’s relative results.

U.S. High-Yield Market Advanced Amid Volatility

The U.S. high-yield corporate bond market posted gains for the 12 months ended July 31, 2015 amid generally improving U.S. economic data, but lagged the Barclays U.S. Aggregate Bond Index, which returned 2.82% during the same time period. Spreads (the differential in yields between the asset class and U.S. Treasuries) widened. Performance was strongest amongst bonds rated B.

As the period began in August 2014, a confluence of factors contributed to selling pressure in the U.S. high-yield corporate bond market. Concerns about supply, challenged liquidity, slowing global growth, rising rates, falling oil prices and more weighed on demand for risk assets. As energy and energy-related issuers represent a large portion of the high-yield corporate market, a rapid decline in the price of crude oil pressured the entire asset class. Credit bounced off the lows near the end of the calendar year, as the price of oil began to stabilize and the Fed maintained its intent to remain “patient” in its timing of its first rate hike in years.

The stabilization of oil prices lifted bond prices in the energy sector and helped boost investor confidence, as did an improving U.S. labor market, an in-line earnings season and a four-month extension on Greek debt negotiations. In March 2015, flows to the high-yield corporate bond market turned negative, and second-lien new issuance in energy and metals/mining put pressure on existing bond prices in those industries.

Unrelenting uncertainty about the timing of the Fed’s rate hike spurred continued bond market volatility in the second calendar quarter of 2015. High-yield corporate bond returns were strong for much of the quarter but turned negative in June 2015, driven by concerning headlines from Greece and China. Energy remained under pressure, as oil prices reversed course in July 2015, erasing earlier second quarter 2015 gains. Energy also struggled due to a significant number of new second-lien deals that primed existing energy bonds. While in most cases these offerings extend the company’s liquidity runway, the additional debt was widely thought to potentially negatively impact recoveries in the future.

Positioning in Select Industries Contributed Positively to Fund Returns

From an allocation perspective, overweight exposures to health care and software services proved beneficial, as these industries outpaced the benchmark during the period. Having only a modest allocation to the weaker performing metals/mining ex-steel and oil field equipment and services industries also boosted the Fund’s results. Security selection was strongest among the energy (exploration and production), telecommunications (wireless), and commercial/consumer/lease financing industries. Individual positions contributing most positively to the Fund’s performance included

4	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

tower company Crown Castle International, pipeline company Hiland Partners and pharmaceuticals firm Valeant Pharmaceuticals.

Banking and Electric Generation Industry Positioning Dampened Fund Performance

Having an underweight position in banking relative to the benchmark detracted from Fund results, as this market segment outperformed the overall return of the benchmark during the period. Security selection was weakest within the electric generation industry. Among those individual positions that detracted from the Fund’s relative results were student loan operator Navient, chemical company Chemours Company and merchant generator NRG Energy.

Bottom-Up Security Selection Drove Industry Allocation Shifts

Shifts in industry allocations were primarily due to bottom-up security selection decisions. That said, relative allocations to the financial services and media increased. Exposures relative to the benchmark to the capital goods and banking industries decreased. At the end of the period, the Fund had its largest overweight allocations compared to the benchmark in health care, media and telecommunications and its greatest relative underweight exposures to the energy, metal/mining and banking industries.

Looking Ahead

We remain constructive on much of the U.S. high-yield corporate bond market. Credit fundamentals remained firm, supporting the asset class with reasonable earnings growth, low default rates (excluding the energy and metals/mining industries), access to capital at attractive rates and solid enterprise value multiples underpinning debt levels. At this time, we anticipate a rise in interest rates over the next 12 months, which, in our view, should allow high yield to outperform other fixed-income alternatives. If rates rise gradually, we believe the high-yield market may well be able to weather the shift better than if rates were to spike. However, we would caution that the uncertainties in the market around interest rates, the Chinese economy, commodity prices, Greece, and supply/demand factors could create periods of volatility. Such a scenario could provide attractive buying opportunities going forward. Indeed, we believe this current backdrop supports a bond picker’s market.

We currently expect commodity-related sectors to continue to weigh on the overall high-yield market, and we are therefore not currently constructive in our view ahead for the oil field services or mining industries. Additionally, our current view on the energy exploration & production industry is for a lower-for-longer commodity price environment due to ongoing supply surpluses and tepid demand. Within this industry, we intend to remain disciplined and highly selective.

In all, then, we currently expect the default rate in the high-yield corporate bond market to increase in the next fiscal year, largely due to concentrated default risk in the energy and metals/mining industries, but overall to stay below long-term averages. Of course, commodity prices and access to capital can heavily influence these default figures. We believe some of the

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

Annual Report 2015	5

COLUMBIA INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

financing that has been issued in the energy industries is likely to push off some of the defaults into 2016 and 2017. Excluding these market segments, we believe there is generally fair compensation for credit and default risks at this time.

Given this current view, we do not believe this is the time to stretch for return or reach for yield by adding significant risk to the Fund’s portfolio. We believe credit selection will continue to be a key driver of relative performance going forward. We continue to seek to position the Fund for improving credit situations, avoid credits with deteriorating fundamentals and remain disciplined in terms of getting paid for taking risk. We also intend to seek fundamentally-driven opportunities in energy and other sectors that have been pulled down with the overall market. Currently, we intend to maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace.

6	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.50	1,019.60	5.37	5.39	1.07
Class B	1,000.00	1,000.00	1,009.70	1,015.86	9.12	9.15	1.82
Class C	1,000.00	1,000.00	1,009.70	1,015.86	9.12	9.15	1.82
Class I	1,000.00	1,000.00	1,015.60	1,021.74	3.22	3.23	0.64
Class K	1,000.00	1,000.00	1,015.10	1,020.24	4.72	4.73	0.94
Class R	1,000.00	1,000.00	1,012.20	1,018.35	6.62	6.64	1.32
Class R4	1,000.00	1,000.00	1,014.80	1,020.84	4.12	4.13	0.82
Class R5	1,000.00	1,000.00	1,016.40	1,021.49	3.47	3.48	0.69
Class W	1,000.00	1,000.00	1,014.50	1,019.60	5.37	5.39	1.07
Class Y	1,000.00	1,000.00	1,015.60	1,021.79	3.17	3.18	0.63
Class Z	1,000.00	1,000.00	1,014.70	1,020.84	4.12	4.13	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015	7

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 92.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.1%
ADS Tactical, Inc.(a)
04/01/18	11.000%	5,275,000	5,486,000

Bombardier, Inc.(a)
03/15/20	7.750%	1,352,000	1,253,980
03/15/25	7.500%	7,465,000	6,177,288

Huntington Ingalls Industries, Inc.
03/15/21	7.125%	10,333,000	10,940,064

Huntington Ingalls Industries, Inc.(a)
12/15/21	5.000%	3,340,000	3,431,850

TransDigm, Inc.
07/15/22	6.000%	7,875,000	7,855,312

Total			35,144,494

AUTOMOTIVE 1.2%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	4,704,000	4,786,320

FCA US LLC/CG Co-Issuer, Inc.
06/15/21	8.250%	8,079,000	8,755,616

Gates Global LLC/Co.(a)
07/15/22	6.000%	5,310,000	4,712,625

Jaguar Land Rover Automotive PLC(a)
11/15/19	4.250%	3,177,000	3,192,885

Lear Corp. Escrow Bond(b)(c)(d)
12/01/16	8.750%	1,595,000	—

Schaeffler Holding Finance BV(a) PIK
08/15/18	6.875%	10,876,000	11,256,660
11/15/19	6.250%	5,543,000	5,854,794

Total			38,558,900

BANKING 2.4%
Ally Financial, Inc.
02/13/22	4.125%	13,480,000	13,277,800
05/19/22	4.625%	15,018,000	14,980,455
03/30/25	4.625%	6,533,000	6,288,013
11/01/31	8.000%	4,054,000	4,844,530

Popular, Inc.
07/01/19	7.000%	3,474,000	3,335,040

Royal Bank of Scotland Group PLC
05/28/24	5.125%	12,819,000	12,953,407

Royal Bank of Scotland PLC (The)(e)
03/16/22	9.500%	1,839,000	2,029,132

Synovus Financial Corp.
06/15/17	5.125%	2,631,000	2,711,246
02/15/19	7.875%	13,060,000	14,725,150

Total			75,144,773

BROKERAGE/ASSET MANAGERS/EXCHANGES 0.5%
E*TRADE Financial Corp.
11/15/22	5.375%	7,729,000	8,057,483

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/15/23	4.625%	6,141,000	6,110,295

Total			14,167,778

BUILDING MATERIALS 1.1%
Allegion US Holding Co., Inc.
10/01/21	5.750%	5,672,000	5,799,620

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	14,189,000	14,525,989

Gibraltar Industries, Inc.
02/01/21	6.250%	2,001,000	2,051,025

HD Supply, Inc.(a)
12/15/21	5.250%	5,663,000	5,832,890

RSI Home Products, Inc.(a)
03/15/23	6.500%	4,607,000	4,716,416

Total			32,925,940

CABLE AND SATELLITE 7.2%
Altice Financing SA(a)
02/15/23	6.625%	6,259,000	6,446,770

CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	5,846,000	5,919,075
01/15/24	5.750%	2,050,000	2,087,156

CCO Holdings LLC/Capital Corp.(a)
05/01/23	5.125%	1,989,000	1,969,110
05/01/25	5.375%	15,919,000	15,680,215
05/01/27	5.875%	5,081,000	5,033,366

CSC Holdings LLC
11/15/21	6.750%	18,729,000	19,431,338
06/01/24	5.250%	8,979,000	8,316,799

Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/20	6.375%	6,760,000	6,810,700
12/15/21	5.125%	8,107,000	7,529,376

DISH DBS Corp.
09/01/19	7.875%	8,675,000	9,705,156
06/01/21	6.750%	14,466,000	15,297,795
07/15/22	5.875%	9,313,000	9,266,435
11/15/24	5.875%	7,700,000	7,469,000

DigitalGlobe, Inc.(a)
02/01/21	5.250%	6,523,000	6,262,080

Hughes Satellite Systems Corp.
06/15/19	6.500%	8,448,000	9,270,624

Intelsat Jackson Holdings SA
04/01/21	7.500%	5,349,000	5,322,255
08/01/23	5.500%	10,044,000	9,114,930

Quebecor Media, Inc.(a)(b)(d)
01/15/49	9.750%	1,885,000	41,847

Sirius XM Radio, Inc.(a)
04/15/25	5.375%	9,033,000	8,987,835

UPCB Finance IV Ltd.(a)
01/15/25	5.375%	16,136,000	15,611,580

Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/25	5.000%	16,445,000	16,198,325

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	26,888,000	25,946,920

Ziggo Bond Finance BV(a)
01/15/25	5.875%	4,671,000	4,595,096

Total			222,313,783

CHEMICALS 4.2%
Angus Chemical Co.(a)
02/15/23	8.750%	6,675,000	6,841,875

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	11,522,000	12,328,540

Celanese U.S. Holdings LLC
06/15/21	5.875%	5,293,000	5,610,580

Chemours Co. LLC (The)(a)
05/15/23	6.625%	9,857,000	8,674,160
05/15/25	7.000%	6,150,000	5,394,718

Huntsman International LLC
11/15/20	4.875%	2,965,000	2,905,700

Huntsman International LLC(a)
11/15/22	5.125%	3,424,000	3,304,160

INEOS Group Holdings SA(a)
08/15/18	6.125%	1,539,000	1,565,933
02/15/19	5.875%	7,939,000	8,008,466

JM Huber Corp.(a)
11/01/19	9.875%	5,150,000	5,459,000

NOVA Chemicals Corp.(a)
05/01/25	5.000%	12,498,000	12,373,020

PQ Corp.(a)
11/01/18	8.750%	41,572,000	42,195,580

Platform Specialty Products Corp.(a)
02/01/22	6.500%	14,560,000	15,069,600

Total			129,731,332

CONSTRUCTION MACHINERY 0.6%
Ashtead Capital, Inc.(a)
07/15/22	6.500%	6,623,000	6,987,265

United Rentals North America, Inc.
04/15/22	7.625%	9,120,000	9,906,600

Total			16,893,865

CONSUMER CYCLICAL SERVICES 1.9%
ADT Corp. (The)
07/15/22	3.500%	8,893,000	8,142,609
06/15/23	4.125%	5,100,000	4,768,500

APX Group, Inc.
12/01/19	6.375%	34,757,000	33,974,967

CEB, Inc.(a)
06/15/23	5.625%	2,322,000	2,327,805

IHS, Inc.(a)
11/01/22	5.000%	4,561,000	4,566,701

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Interval Acquisition Corp.(a)
04/15/23	5.625%	6,137,000	6,167,685

Total			59,948,267

CONSUMER PRODUCTS 1.0%
Spectrum Brands, Inc.
11/15/20	6.375%	5,926,000	6,326,005

Spectrum Brands, Inc.(a)
07/15/25	5.750%	6,924,000	7,130,335

Springs Industries, Inc.
06/01/21	6.250%	10,079,000	9,890,019

Tempur Sealy International, Inc.
12/15/20	6.875%	6,705,000	7,182,731

Total			30,529,090

DIVERSIFIED MANUFACTURING 0.5%
Amsted Industries, Inc.(a)
03/15/22	5.000%	6,502,000	6,485,745

Entegris, Inc.(a)
04/01/22	6.000%	9,465,000	9,701,625

Total			16,187,370

ELECTRIC 2.1%
AES Corp. (The)
07/01/21	7.375%	13,188,000	14,473,830

Calpine Corp.(a)
01/15/22	6.000%	4,581,000	4,867,313

NRG Energy, Inc.
07/15/22	6.250%	18,151,000	18,196,377

NRG Yield Operating LLC
08/15/24	5.375%	7,529,000	7,529,000

Talen Energy Supply LLC(a)
06/01/25	6.500%	7,421,000	7,272,580

TerraForm Power Operating LLC(a)
02/01/23	5.875%	9,506,000	9,595,166
06/15/25	6.125%	1,549,000	1,552,873

Total			63,487,139

ENVIRONMENTAL 0.4%
Clean Harbors, Inc.
08/01/20	5.250%	12,723,000	13,027,080

FINANCE COMPANIES 5.3%
AerCap Ireland Capital Ltd./Global Aviation Trust(a)
05/15/21	4.500%	15,443,000	15,674,645
10/01/21	5.000%	3,532,000	3,668,865

Air Lease Corp.
03/01/20	4.750%	1,185,000	1,263,305

Aircastle Ltd.
03/15/21	5.125%	4,336,000	4,466,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/22	5.500%	3,249,000	3,387,082

International Lease Finance Corp.
12/15/20	8.250%	14,612,000	17,497,870
04/15/21	4.625%	4,980,000	5,085,676
01/15/22	8.625%	4,638,000	5,704,740

Navient Corp.
01/15/19	5.500%	3,890,000	3,802,475
10/26/20	5.000%	992,000	915,120
01/25/22	7.250%	9,874,000	9,750,575
03/25/24	6.125%	10,829,000	9,637,810
10/25/24	5.875%	14,180,000	12,336,600

OneMain Financial Holdings, Inc.(a)
12/15/19	6.750%	7,050,000	7,420,125
12/15/21	7.250%	4,822,000	5,026,935

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	18,682,000	17,934,720

Quicken Loans, Inc.(a)
05/01/25	5.750%	13,620,000	13,177,350

Springleaf Finance Corp.
06/01/20	6.000%	5,690,000	5,818,025
10/01/21	7.750%	5,231,000	5,767,177
10/01/23	8.250%	3,579,000	4,008,480

iStar Financial, Inc.
07/01/19	5.000%	13,767,000	13,509,695

Total			165,853,350

FOOD AND BEVERAGE 1.6%
Aramark Services, Inc.
03/15/20	5.750%	10,707,000	11,188,815

B&G Foods, Inc.
06/01/21	4.625%	10,261,000	10,209,695

Constellation Brands, Inc.
11/15/19	3.875%	2,142,000	2,184,572
05/01/23	4.250%	8,295,000	8,295,000
11/15/24	4.750%	5,497,000	5,606,940

Post Holdings, Inc.
02/15/22	7.375%	3,131,000	3,201,448

Post Holdings, Inc.(a)
12/15/22	6.000%	199,000	193,030

WhiteWave Foods Co. (The)
10/01/22	5.375%	7,877,000	8,270,850

Total			49,150,350

GAMING 4.0%
Boyd Gaming Corp.
05/15/23	6.875%	4,851,000	5,045,040

GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	3,238,000	3,339,188
11/01/23	5.375%	4,747,000	4,946,027

International Game Technology PLC(a)
02/15/22	6.250%	9,291,000	9,140,021
02/15/25	6.500%	7,105,000	6,811,919

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International
10/01/20	6.750%	13,087,000	14,003,090
12/15/21	6.625%	12,546,000	13,251,712

Penn National Gaming, Inc.
11/01/21	5.875%	5,829,000	5,945,580

Pinnacle Entertainment, Inc.
08/01/21	6.375%	7,483,000	8,072,286

Scientific Games International, Inc.
12/01/22	10.000%	15,933,000	15,474,926

Scientific Games International, Inc.(a)
01/01/22	7.000%	14,387,000	14,908,529

Seminole Tribe of Florida, Inc.(a)
10/01/20	6.535%	8,670,000	9,233,550
10/01/20	7.804%	3,170,000	3,381,788

SugarHouse HSP Gaming LP/Finance Corp.(a)
06/01/21	6.375%	8,772,000	8,355,330

Tunica-Biloxi Gaming Authority(a)(f)
11/15/15	9.000%	5,481,000	2,850,120

Total			124,759,106

HEALTH CARE 6.4%
CHS/Community Health Systems, Inc.
08/01/21	5.125%	2,318,000	2,404,925
02/01/22	6.875%	19,462,000	20,824,340

Catamaran Corp.
03/15/21	4.750%	2,261,000	2,560,583

ConvaTec Finance International SA PIK(a)
01/15/19	8.250%	6,149,000	6,072,137

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	6,242,000	6,647,730

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	1,808,000	1,975,240
01/31/22	5.875%	5,572,000	6,017,760
10/15/24	4.750%	5,823,000	5,823,000

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	746,000	824,330

HCA Holdings, Inc.
02/15/21	6.250%	13,964,000	15,290,580

HCA, Inc.
02/15/22	7.500%	8,253,000	9,614,745
02/01/25	5.375%	29,280,000	29,938,800
04/15/25	5.250%	7,576,000	7,973,740

Hologic, Inc.(a)
07/15/22	5.250%	5,537,000	5,716,953

IMS Health, Inc.(a)
11/01/20	6.000%	4,191,000	4,337,685

LifePoint Health, Inc.
12/01/21	5.500%	11,301,000	11,724,787

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	3,562,000	3,615,430

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teleflex, Inc.
06/15/24	5.250%	628,000	642,130

Tenet Healthcare Corp.
06/01/20	4.750%	16,105,000	16,668,675
10/01/20	6.000%	2,851,000	3,100,463
04/01/21	4.500%	3,272,000	3,288,360
04/01/22	8.125%	19,188,000	21,526,633

Tenet Healthcare Corp.(a)
06/15/23	6.750%	11,590,000	12,111,550

Total			198,700,576

HEALTHCARE INSURANCE 0.3%
Centene Corp.
05/15/22	4.750%	8,524,000	8,566,620

HOME CONSTRUCTION 1.0%
Meritage Homes Corp.
03/01/18	4.500%	5,044,000	5,107,050
04/15/20	7.150%	3,019,000	3,252,972
04/01/22	7.000%	5,570,000	5,932,050

Meritage Homes Corp.(a)
06/01/25	6.000%	3,796,000	3,833,960

Standard Pacific Corp.
11/15/24	5.875%	2,630,000	2,702,325

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/21	5.250%	600,000	598,500
04/15/23	5.875%	6,189,000	6,150,319
03/01/24	5.625%	3,500,000	3,403,750

Total			30,980,926

INDEPENDENT ENERGY 8.1%
Antero Resources Corp.
12/01/22	5.125%	16,496,000	15,588,720

Antero Resources Corp.(a)
06/01/23	5.625%	8,745,000	8,417,063

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	11,556,000	11,091,449

Chesapeake Energy Corp.
08/15/20	6.625%	7,115,000	6,367,925
02/15/21	6.125%	19,295,000	16,641,937
03/15/23	5.750%	7,122,000	6,018,090

Concho Resources, Inc.
01/15/22	6.500%	970,000	1,002,738
10/01/22	5.500%	6,032,000	6,032,000
04/01/23	5.500%	22,771,000	22,771,000

CrownRock LP/Finance, Inc.(a)
02/15/23	7.750%	6,873,000	7,113,555

Diamondback Energy, Inc.
10/01/21	7.625%	2,098,000	2,223,880

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	22,318,000	23,154,925

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EP Energy LLC/Everest Acquisition Finance, Inc.(a)
06/15/23	6.375%	14,962,000	13,989,470

Laredo Petroleum, Inc.
01/15/22	5.625%	12,530,000	12,060,125
05/01/22	7.375%	8,068,000	8,209,190
03/15/23	6.250%	13,937,000	13,832,472

Oasis Petroleum, Inc.
11/01/21	6.500%	10,737,000	9,770,670
03/15/22	6.875%	13,273,000	12,211,160
01/15/23	6.875%	13,244,000	11,985,820

RSP Permian, Inc.(a)
10/01/22	6.625%	3,228,000	3,252,210

Range Resources Corp.(a)
05/15/25	4.875%	7,977,000	7,657,920

SM Energy Co.
11/15/22	6.125%	6,083,000	5,991,755
06/01/25	5.625%	2,406,000	2,273,670

Whiting Petroleum Corp.
03/15/21	5.750%	17,176,000	16,746,600
04/01/23	6.250%	7,469,000	7,282,275

Total			251,686,619

LEISURE 1.1%
AMC Entertainment, Inc.
06/15/25	5.750%	6,613,000	6,579,935

Activision Blizzard, Inc.(a)
09/15/21	5.625%	23,000,000	24,150,000
09/15/23	6.125%	3,624,000	3,904,860

Total			34,634,795

LODGING 1.2%
Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	15,804,000	16,455,915

Playa Resorts Holding BV(a)
08/15/20	8.000%	19,264,000	19,986,400

Total			36,442,315

MEDIA AND ENTERTAINMENT 6.5%
AMC Networks, Inc.
07/15/21	7.750%	10,051,000	10,867,644
12/15/22	4.750%	16,978,000	17,105,335

Cable One, Inc.(a)
06/15/22	5.750%	3,585,000	3,665,663

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	33,185,000	34,595,362

MDC Partners, Inc.(a)
04/01/20	6.750%	15,701,000	15,543,990

Netflix, Inc.
03/01/24	5.750%	2,594,000	2,710,730

Netflix, Inc.(a)
02/15/22	5.500%	11,760,000	12,230,400
02/15/25	5.875%	8,234,000	8,645,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	9,346,000	9,579,650

Outfront Media Capital LLC/Corp.
02/15/22	5.250%	11,627,000	11,685,135
02/15/24	5.625%	3,627,000	3,690,473
03/15/25	5.875%	6,483,000	6,661,282

Outfront Media Capital LLC/Corp.(a)
02/15/24	5.625%	1,156,000	1,179,120

TEGNA, Inc.
10/15/19	5.125%	11,479,000	11,966,857

TEGNA, Inc.(a)
09/15/21	4.875%	2,723,000	2,729,808

Univision Communications, Inc.(a)
05/15/23	5.125%	23,986,000	24,045,965
02/15/25	5.125%	23,827,000	23,886,567

Ziff Davis Media, Inc.(b)(c)(d)(f)
12/15/11	0.000%	753,352	—

Total			200,789,681

METALS 1.2%
Alcoa, Inc.
10/01/24	5.125%	9,428,000	9,475,140

ArcelorMittal
03/01/21	6.250%	14,571,000	14,716,710
02/25/22	7.000%	7,497,000	7,759,395

FMG Resources August 2006 Proprietary Ltd.(a)
03/01/22	9.750%	4,948,000	4,552,160

Total			36,503,405

MIDSTREAM 5.6%
Blue Racer Midstream LLC/Finance Corp.(a)
11/15/22	6.125%	12,205,000	12,418,587

Crestwood Midstream Partners LP/Finance Corp.
12/15/20	6.000%	1,078,000	1,086,085
03/01/22	6.125%	5,538,000	5,468,775

Crestwood Midstream Partners LP/Finance Corp.(a)
04/01/23	6.250%	8,290,000	8,331,450

Energy Transfer Equity LP
01/15/24	5.875%	2,650,000	2,696,375
06/01/27	5.500%	17,035,000	16,694,300

Hiland Partners LP/Finance Corp.(a)
05/15/22	5.500%	7,536,000	7,743,240

Kinder Morgan, Inc.
06/01/18	7.250%	3,378,000	3,784,302

MarkWest Energy Partners LP/Finance Corp.
02/15/23	5.500%	12,671,000	12,987,775
07/15/23	4.500%	10,057,000	9,780,433
12/01/24	4.875%	17,245,000	16,813,875
06/01/25	4.875%	2,851,000	2,772,598

Rose Rock Midstream LP/Finance Corp.(a)
11/15/23	5.625%	5,188,000	4,928,600

Sabine Pass Liquefaction LLC(a)
03/01/25	5.625%	23,683,000	23,327,755

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	411,000	405,863
11/15/23	4.250%	10,392,000	9,612,600

Targa Resources Partners LP/Finance Corp.(a)
01/15/18	5.000%	11,391,000	11,789,685
11/15/19	4.125%	4,115,000	4,115,000

Tesoro Logistics LP/Finance Corp.(a)
10/15/19	5.500%	2,124,000	2,198,340
10/15/22	6.250%	9,981,000	10,430,145

Williams Partners LP/ACMP Finance Corp.
05/15/23	4.875%	7,709,000	7,549,616

Total			174,935,399

OIL FIELD SERVICES 0.3%
Transocean, Inc.
12/15/21	6.875%	3,650,000	3,088,813
10/15/22	4.300%	10,050,000	7,298,812

Total			10,387,625

OTHER FINANCIAL INSTITUTIONS 0.5%
FTI Consulting, Inc.
11/15/22	6.000%	2,378,000	2,508,790

Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	4,506,000	4,742,565
02/01/22	5.875%	7,847,000	8,121,645

Total			15,373,000

OTHER INDUSTRY 0.2%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	5,914,000	6,150,560

PACKAGING 0.5%
Berry Plastics Corp.
07/15/23	5.125%	15,880,000	15,602,100

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	1,071,000	1,076,355

Total			16,678,455

PHARMACEUTICALS 3.8%
Capsugel SA PIK(a)
05/15/19	7.000%	2,513,000	2,550,695

Concordia Healthcare Corp.(a)
04/15/23	7.000%	4,564,000	4,649,575

Endo Finance LLC/Finco, Inc.(a)
02/01/25	6.000%	11,119,000	11,452,570

Endo Finance LLC/Ltd./Finco, Inc.(a)
07/15/23	6.000%	9,710,000	10,098,400

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	3,882,000	3,920,820

Horizon Pharma Financing, Inc.(a)
05/01/23	6.625%	3,587,000	3,766,350

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mallinckrodt International Finance SA/CB LLC(a)
04/15/25	5.500%	2,832,000	2,853,240

Quintiles Transnational Corp.(a)
05/15/23	4.875%	6,621,000	6,716,144

Valeant Pharmaceuticals International, Inc.(a)
10/15/20	6.375%	15,875,000	16,728,281
07/15/21	7.500%	13,556,000	14,708,260
03/01/23	5.500%	4,480,000	4,580,800
05/15/23	5.875%	19,078,000	19,839,212
04/15/25	6.125%	13,988,000	14,617,460

Total			116,481,807

PROPERTY & CASUALTY —%
Lumbermens Mutual Casualty Co.(a)(f)
12/01/37	8.300%	180,000	225
12/01/97	8.450%	4,600,000	5,750

Lumbermens Mutual Casualty Co.(f)
07/01/26	9.150%	9,865,000	12,331

Total			18,306

RAILROADS 0.5%
Florida East Coast Holdings Corp.(a)
05/01/19	6.750%	16,076,000	16,236,760

RETAILERS 1.6%
Asbury Automotive Group, Inc.
12/15/24	6.000%	4,467,000	4,645,680

Caleres, Inc.(a)
08/15/23	6.250%	2,363,000	2,383,676

Dollar Tree, Inc.(a)
03/01/20	5.250%	1,700,000	1,793,500

Group 1 Automotive, Inc.
06/01/22	5.000%	3,183,000	3,183,000

L Brands, Inc.
05/01/20	7.000%	2,000,000	2,280,000
04/01/21	6.625%	3,530,000	3,969,061

Penske Automotive Group, Inc.
12/01/24	5.375%	4,654,000	4,688,905

PetSmart, Inc.(a)
03/15/23	7.125%	7,525,000	7,957,688

Rite Aid Corp.(a)
04/01/23	6.125%	19,166,000	19,908,683

Total			50,810,193

TECHNOLOGY 5.4%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	8,453,000	8,780,554
04/01/20	6.375%	4,734,000	4,923,360
08/01/22	5.375%	14,153,000	14,011,470

Ancestry.com, Inc.
12/15/20	11.000%	8,203,000	9,310,405

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Audatex North America, Inc.(a)
11/01/23	6.125%	18,666,000	18,246,015

Equinix, Inc.
01/01/22	5.375%	4,954,000	5,028,310
04/01/23	5.375%	12,540,000	12,664,146

First Data Corp.(a)
08/15/20	8.875%	1,011,000	1,059,023
11/01/20	6.750%	9,016,000	9,534,420
01/15/21	8.250%	16,654,000	17,632,422

Goodman Networks, Inc.
07/01/18	12.125%	4,512,000	3,417,840

MSCI, Inc.(a)
11/15/24	5.250%	8,090,000	8,249,373

NCR Corp.
12/15/21	5.875%	2,100,000	2,173,500
12/15/23	6.375%	3,600,000	3,793,500

NXP BV/Funding LLC(a)
06/15/22	4.625%	3,236,000	3,203,640

Nuance Communications, Inc.(a)
08/15/20	5.375%	5,055,000	5,156,100

Qualitytech LP/Finance Corp.
08/01/22	5.875%	8,297,000	8,421,455

SS&C Technologies Holdings, Inc.(a)
07/15/23	5.875%	7,763,000	8,034,705

VeriSign, Inc.
05/01/23	4.625%	5,812,000	5,623,110
04/01/25	5.250%	7,160,000	7,213,700

Zebra Technologies Corp.(a)
10/15/22	7.250%	9,427,000	10,322,565

Total			166,799,613

WIRELESS 8.4%
Altice SA(a)
05/15/22	7.750%	10,738,000	10,818,535
02/15/25	7.625%	4,195,000	4,111,100

Altice US Finance I Corp.(a)
07/15/23	5.375%	10,482,000	10,534,410

Altice US Finance II Corp.(a)
07/15/25	7.750%	4,518,000	4,484,115

Crown Castle International Corp.
04/15/22	4.875%	9,594,000	9,845,315
01/15/23	5.250%	12,431,000	13,021,472

Numericable-SFR(a)
05/15/19	4.875%	7,089,000	7,195,335
05/15/22	6.000%	18,098,000	18,414,715

SBA Communications Corp
07/15/22	4.875%	8,181,000	8,058,285

SBA Telecommunications, Inc.
07/15/20	5.750%	14,275,000	14,917,375

Sprint Communications, Inc.
08/15/20	7.000%	2,363,000	2,271,434

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Communications, Inc.(a)
11/15/18	9.000%	23,916,000	26,785,920
03/01/20	7.000%	14,794,000	15,755,610

Sprint Corp.
09/15/21	7.250%	6,936,000	6,632,550
09/15/23	7.875%	17,447,000	16,727,311
02/15/25	7.625%	5,125,000	4,753,438

T-Mobile USA, Inc.
01/15/22	6.125%	5,853,000	6,116,385
04/28/22	6.731%	10,982,000	11,640,920
03/01/23	6.000%	9,777,000	10,192,522
04/01/23	6.625%	9,185,000	9,782,025
01/15/24	6.500%	9,147,000	9,658,683
03/01/25	6.375%	2,446,000	2,565,243

Wind Acquisition Finance SA(a)
04/30/20	6.500%	11,414,000	12,127,375
07/15/20	4.750%	23,802,000	24,337,545

Total			260,747,618

WIRELINES 4.9%
CenturyLink, Inc.
04/01/20	5.625%	5,959,000	6,085,033
06/15/21	6.450%	20,692,000	21,105,840

CenturyLink, Inc.(a)
04/01/25	5.625%	3,558,000	3,251,123

EarthLink Holdings Corp.
06/01/20	7.375%	9,296,000	9,667,840

Frontier Communications Corp.
07/01/21	9.250%	10,925,000	11,362,000
01/15/23	7.125%	5,000,000	4,512,500
01/15/25	6.875%	10,338,000	8,800,222

Level 3 Communications, Inc.
12/01/22	5.750%	6,403,000	6,451,022

Level 3 Financing, Inc.
06/01/20	7.000%	5,681,000	6,014,759
07/15/20	8.625%	8,850,000	9,447,375
01/15/21	6.125%	4,739,000	4,970,026
08/15/22	5.375%	9,971,000	10,070,710

Level 3 Financing, Inc.(a)
02/01/23	5.625%	8,020,000	8,160,350

Level 3 Financing, Inc.(e)
01/15/18	3.914%	1,728,000	1,745,280

Telecom Italia SpA(a)
05/30/24	5.303%	6,043,000	6,073,215

Windstream Services LLC
10/15/20	7.750%	13,862,000	12,692,394

Zayo Group LLC/Capital, Inc.(a)
05/15/25	6.375%	22,273,000	22,022,429

Total			152,432,118

Total Corporate Bonds & Notes
(Cost: $2,871,616,630)			2,873,179,008

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELINES —%
At Home Corp.(b)(c)(d)(f)
06/12/15	4.750%	3,896,787	—

Total Convertible Bonds
(Cost: $—)			—

Senior Loans 0.8%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AUTOMOTIVE —%
BHM Technologies LLC Term Loan(b)(c)(d)(e)(f)(g)
11/26/13	0.000%	1,237,124	—

HEALTH CARE 0.1%
U.S. Renal Care, Inc. Tranche B1 2nd Lien Term Loan(e)(g)
01/03/20	8.500%	3,334,539	3,372,052

RETAILERS 0.2%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(e)(g)
08/21/20	5.750%	5,972,000	6,024,255

TECHNOLOGY 0.5%
Riverbed Technology, Inc. Term Loan(e)(g)
04/25/22	6.000%	16,662,955	16,846,248

Total Senior Loans
(Cost: $28,995,005)			26,242,555

Common Stocks —%
Issuer		Shares	Value ($)
CONSUMER DISCRETIONARY —%
Auto Components —%

Lear Corp.		1,324	137,789

Automobiles —%

BHM Technologies LLC(b)(c)(d)(h)		115,119	—

Media —%

Haights Cross Communications, Inc.(b)(c)(d)(h)		275,078	—

Loral Space & Communications, Inc.(h)		101	6,399

Ziff Davis Holdings, Inc.(b)(d)(h)		6,107	61

Total			6,460

Total Consumer Discretionary			144,249

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
FINANCIALS —%
Diversified Financial Services —%

Adelphia Recovery Trust(b)(d)(h)	1,410,902	1

Total Financials		1

INDUSTRIALS —%
Commercial Services & Supplies —%

Quad/Graphics, Inc.	1,009	16,598

Total Industrials		16,598

UTILITIES —%
Independent Power and Renewable Electricity Producers —%

Calpine Corp. Escrow(b)(c)(d)(h)	23,187,000	—

Total Utilities		—

Total Common Stocks
(Cost: $3,418,635)		160,848

Preferred Stocks —%
CONSUMER DISCRETIONARY —%
Automobiles —%

BHM Technologies LLC(b)(c)(d)(h)	1,378	—

Total Consumer Discretionary		—

Total Preferred Stocks
(Cost: $74)		—

Warrants —%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Media —%

ION Media Networks, Inc.(b)(c)(d)(h)	223	—

ION Media Networks, Inc.(b)(c)(d)(h)	221	—

Total		—

Total Consumer Discretionary		—

Total Warrants
(Cost: $1,137,893)		—

Money Market Funds 4.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.124%(i)(j)	149,182,168	149,182,168

Total Money Market Funds
(Cost: $149,182,168)		149,182,168

Total Investments
(Cost: $3,054,350,405)		3,048,764,579

Other Assets & Liabilities, Net		55,279,813

Net Assets		3,104,044,392

At July 31, 2015, cash totaling $3,207,655 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

US 10YR NOTE	(455)	USD	(57,984,063)	09/2015	—	(128,010)

Credit Default Swap Contracts Outstanding at July 31, 2015

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Morgan Stanley*	CDX North America High Yield 24-V1	6/20/2020	5.000	3.540	49,500,000	(117,484)	275,000	157,516	—

*	Centrally cleared swap contract

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $1,278,644,634 or 41.19% of net assets.

(b)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at July 31, 2015 was $41,909, which represents less than 0.01% of net assets. Information concerning such security holdings at July 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Adelphia Recovery Trust	05/17/2002 - 06/07/2002	278,750

At Home Corp.
06/12/15 4.750%	7/26/2005	—

BHM Technologies LLC
Common Stock	7/21/2006	6,216

BHM Technologies LLC
Preferred Stock	7/21/2006	74

BHM Technologies LLC
Term Loan
11/26/13 0.000%	07/21/2006 - 03/31/2010	2,899,551

Calpine Corp. Escrow
Common Stock	09/29/2011	—

Haights Cross Communications, Inc.	01/15/2004 - 02/03/2006	3,131,160

ION Media Networks, Inc.	12/19/2005 - 04/14/2009	1,137,893

ION Media Networks, Inc.	03/12/11	—

Lear Corp. Escrow Bond
12/01/16 8.750%	11/20/2006 - 07/24/2008	—

Quebecor Media, Inc.
01/15/49 9.750%	01/17/07	26,282

Ziff Davis Holdings, Inc.	07/1/2008	61

Ziff Davis Media, Inc.
12/15/11 0.000%	07/01/2008 - 04/15/2011	551,540

(c)	Negligible market value.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2015, the value of these securities amounted to $41,909, which represents less than 0.01% of net assets.

(e)	Variable rate security.

(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2015, the value of these securities amounted to $2,868,426, which represents 0.09% of net assets.

(g)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(h)	Non-income producing investment.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	169,293,304	1,374,005,422	(1,394,116,558)	149,182,168	167,058	149,182,168

(j)	The rate shown is the seven-day current annualized yield at July 31, 2015.

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Corporate Bonds & Notes	—	2,873,137,161	41,847		2,873,179,008

Convertible Bonds	—	—	0	(a)	0	(a)

Senior Loans	—	22,870,503	3,372,052		26,242,555

Common Stocks

Consumer Discretionary	144,188	—	61		144,249

Financials	—	—	1		1

Industrials	16,598	—	—		16,598

Utilities	—	—	0	(a)	0	(a)

Total Common Stocks	160,786	—	62		160,848

Preferred Stocks

Consumer Discretionary

Automobiles	—	—	0		0

Warrants

Consumer Discretionary

Media	—	—	0		0

Money Market Funds	149,182,168	—	—		149,182,168

Total Investments	149,342,954	2,896,007,664	3,413,961		3,048,764,579

Derivatives

Assets

Swap Contracts	—	157,516	—		157,516

Liabilities

Futures Contracts	(128,010)	—	—		(128,010)

Total	149,214,944	2,896,165,180	3,413,961		3,048,794,085

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds convertible bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Certain corporate bonds, senior loans as well as common and preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	3,372,052	3,372,052	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,905,168,237)	$2,899,582,411

Affiliated issuers (identified cost $149,182,168)	149,182,168

Total investments (identified cost $3,054,350,405)	3,048,764,579

Cash	29,570

Margin deposits	3,207,655

Receivable for:

Investments sold	13,137,907

Capital shares sold	21,666,334

Dividends	13,769

Interest	46,735,558

Foreign tax reclaims	69,084

Variation margin	51,344

Expense reimbursement due from Investment Manager	157

Prepaid expenses	16,196

Trustees’ deferred compensation plan	45,676

Total assets	3,133,737,829

Liabilities

Payable for:

Investments purchased	11,629,199

Capital shares purchased	5,188,953

Dividend distributions to shareholders	11,634,638

Variation margin	270,156

Investment management fees	46,809

Distribution and/or service fees	14,185

Transfer agent fees	486,074

Administration fees	5,256

Plan administration fees	4

Compensation of board members	199,301

Other expenses	173,186

Trustees’ deferred compensation plan	45,676

Total liabilities	29,693,437

Net assets applicable to outstanding capital stock	$3,104,044,392

Represented by

Paid-in capital	$3,087,811,494

Undistributed net investment income	125,521

Accumulated net realized gain	21,663,697

Unrealized appreciation (depreciation) on:

Investments	(5,585,826)

Futures contracts	(128,010)

Swap contracts	157,516

Total — representing net assets applicable to outstanding capital stock	$3,104,044,392

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A

Net assets	$1,622,951,985

Shares outstanding	163,630,475

Net asset value per share	$9.92

Maximum offering price per share(a)	$10.41

Class B

Net assets	$7,013,810

Shares outstanding	707,563

Net asset value per share	$9.91

Class C

Net assets	$104,568,115

Shares outstanding	10,551,912

Net asset value per share	$9.91

Class I

Net assets	$511,298,182

Shares outstanding	51,481,664

Net asset value per share	$9.93

Class K

Net assets	$636,069

Shares outstanding	63,938

Net asset value per share	$9.95

Class R

Net assets	$1,076,263

Shares outstanding	108,472

Net asset value per share	$9.92

Class R4

Net assets	$3,759,304

Shares outstanding	377,745

Net asset value per share	$9.95

Class R5

Net assets	$23,669,232

Shares outstanding	2,379,475

Net asset value per share	$9.95

Class W

Net assets	$5,736,996

Shares outstanding	578,238

Net asset value per share	$9.92

Class Y

Net assets	$442,935

Shares outstanding	44,590

Net asset value per share	$9.93

Class Z

Net assets	$822,891,501

Shares outstanding	82,761,530

Net asset value per share	$9.94

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$2,052
Dividends — affiliated issuers	167,058
Interest	175,753,286

Total income	175,922,396

Expenses:
Investment management fees	17,817,834
Distribution and/or service fees
Class A	4,228,829
Class B	92,929
Class C	1,110,386
Class R	4,857
Class W	26,131
Transfer agent fees
Class A	3,844,919
Class B	21,256
Class C	252,863
Class K	369
Class R	2,200
Class R4	7,991
Class R5	11,834
Class W	24,012
Class Z	1,927,183
Administration fees	1,989,596
Plan administration fees
Class K	1,845
Compensation of board members	54,121
Custodian fees	42,450
Printing and postage fees	369,795
Registration fees	236,607
Professional fees	62,586
Other	47,472

Total expenses	32,178,065
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,138,782)
Expense reductions	(731)

Total net expenses	31,038,552

Net investment income	144,883,844

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	27,270,968
Futures contracts	(2,068,450)
Swap contracts	1,138,898

Net realized gain	26,341,416
Net change in unrealized appreciation (depreciation) on:
Investments	(67,519,422)
Futures contracts	(682,411)
Swap contracts	157,516

Net change in unrealized depreciation	(68,044,317)

Net realized and unrealized loss	(41,702,901)

Net increase in net assets resulting from operations	$103,180,943

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations

Net investment income	$144,883,844	$154,008,662

Net realized gain	26,341,416	49,541,082

Net change in unrealized depreciation	(68,044,317)	(8,997,212)

Net increase in net assets resulting from operations	103,180,943	194,552,532

Distributions to shareholders

Net investment income

Class A	(73,568,463)	(72,068,483)

Class B	(334,312)	(581,905)

Class C	(3,997,880)	(5,076,674)

Class I	(25,021,483)	(32,342,562)

Class K	(33,034)	(35,963)

Class R	(39,694)	(47,318)

Class R4	(162,295)	(77,958)

Class R5	(1,121,846)	(439,929)

Class W	(456,605)	(563,599)

Class Y	(339,330)	(638,553)

Class Z	(38,995,660)	(44,562,154)

Net realized gains

Class A	(5,335,164)	—

Class B	(31,014)	—

Class C	(348,807)	—

Class I	(1,645,460)	—

Class K	(2,815)	—

Class R	(2,583)	—

Class R4	(9,894)	—

Class R5	(90,730)	—

Class W	(39,759)	—

Class Y	(26,305)	—

Class Z	(2,631,788)	—

Total distributions to shareholders	(154,234,921)	(156,435,098)

Decrease in net assets from capital stock activity	(2,357,050)	(86,219,983)

Total decrease in net assets	(53,411,028)	(48,102,549)

Net assets at beginning of year	3,157,455,420	3,205,557,969

Net assets at end of year	$3,104,044,392	$3,157,455,420

Undistributed (excess of distributions over) net investment income	$125,521	$(276,716)

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	54,969,602	550,643,677	49,959,229	506,606,630

Distributions reinvested	7,444,166	74,733,496	6,678,964	67,283,885

Redemptions	(60,781,057)	(609,755,011)	(46,859,716)	(472,707,331)

Net increase	1,632,711	15,622,162	9,778,477	101,183,184

Class B shares

Subscriptions	23,407	234,737	54,114	546,202

Distributions reinvested	29,819	299,281	47,909	481,844

Redemptions(a)	(469,003)	(4,698,091)	(755,826)	(7,597,218)

Net decrease	(415,777)	(4,164,073)	(653,803)	(6,569,172)

Class C shares

Subscriptions	1,753,575	17,722,989	1,286,001	12,890,133

Distributions reinvested	384,615	3,857,657	441,013	4,438,195

Redemptions	(3,012,405)	(30,216,815)	(3,244,524)	(32,581,963)

Net decrease	(874,215)	(8,636,169)	(1,517,510)	(15,253,635)

Class I shares

Subscriptions	10,419,388	104,527,274	17,062,246	170,331,252

Distributions reinvested	2,652,391	26,666,434	3,206,324	32,342,047

Redemptions	(12,738,843)	(127,592,215)	(26,156,952)	(264,865,482)

Net increase (decrease)	332,936	3,601,493	(5,888,382)	(62,192,183)

Class K shares

Subscriptions	12,640	126,986	25,318	259,131

Distributions reinvested	3,512	35,377	3,530	35,721

Redemptions	(45,270)	(454,004)	(749)	(7,610)

Net increase (decrease)	(29,118)	(291,641)	28,099	287,242

Class R shares

Subscriptions	59,968	603,224	29,569	297,613

Distributions reinvested	4,186	42,048	4,671	47,108

Redemptions	(55,136)	(555,553)	(29,442)	(297,880)

Net increase	9,018	89,719	4,798	46,841

Class R4 shares

Subscriptions	854,651	8,594,476	239,986	2,423,173

Distributions reinvested	17,041	171,686	7,646	77,714

Redemptions	(741,182)	(7,503,764)	(22,022)	(224,422)

Net increase	130,510	1,262,398	225,610	2,276,465

Class R5 shares

Subscriptions	5,140,667	51,885,912	1,410,354	14,230,699

Distributions reinvested	120,340	1,211,004	40,757	414,658

Redemptions	(4,044,432)	(40,385,954)	(1,568,270)	(15,612,441)

Net increase (decrease)	1,216,575	12,710,962	(117,159)	(967,084)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	208,689	2,094,022	533,891	5,361,450

Distributions reinvested	49,392	495,901	55,845	563,367

Redemptions	(941,466)	(9,407,874)	(312,980)	(3,154,275)

Net increase (decrease)	(683,385)	(6,817,951)	276,756	2,770,542

Class Y shares

Subscriptions	69,914	697,021	77,754	784,863

Distributions reinvested	1,187	11,929	489	4,937

Redemptions	(1,242,290)	(12,506,488)	(50,926)	(514,054)

Net increase (decrease)	(1,171,189)	(11,797,538)	27,317	275,746

Class Z shares

Subscriptions	29,453,565	296,814,732	9,711,323	98,230,518

Distributions reinvested	1,112,637	11,199,434	1,211,700	12,240,655

Redemptions	(31,072,744)	(311,950,578)	(21,709,022)	(218,549,102)

Net decrease	(506,542)	(3,936,412)	(10,785,999)	(108,077,929)

Total net decrease	(358,476)	(2,357,050)	(8,621,796)	(86,219,983)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.08		$9.96		$9.78		$9.76		$9.72

Income from investment operations:

Net investment income	0.44		0.48		0.50		0.56		0.62

Net realized and unrealized gain (loss)	(0.13)		0.12		0.18		0.21		0.51

Total from investment operations	0.31		0.60		0.68		0.77		1.13

Less distributions to shareholders:

Net investment income	(0.44)		(0.48)		(0.50)		(0.56)		(0.64)

Net realized gains	(0.03)		—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.47)		(0.48)		(0.50)		(0.75)		(1.09)

Proceeds from regulatory settlements	—		—		—		0.00	(a)	—

Net asset value, end of period	$9.92		$10.08		$9.96		$9.78		$9.76

Total return	3.10%		6.18%		7.10%		8.51%		12.19%

Ratios to average net assets(b)

Total gross expenses	1.12%		1.13%		1.11%		1.10%		1.07%

Total net expenses(c)	1.07	%(d)	1.08	%(d)	1.08	%(d)	1.02	%(d)	1.07%

Net investment income	4.37%		4.73%		4.98%		5.89%		6.41%

Supplemental data

Net assets, end of period (in thousands)	$1,622,952		$1,632,562		$1,515,539		$907,546		$767,359

Portfolio turnover	61%		65%		59%		55%		84%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.07		$9.95		$9.77		$9.76		$9.72

Income from investment operations:

Net investment income	0.36		0.40		0.43		0.49		0.55

Net realized and unrealized gain (loss)	(0.13)		0.13		0.18		0.20		0.51

Total from investment operations	0.23		0.53		0.61		0.69		1.06

Less distributions to shareholders:

Net investment income	(0.36)		(0.41)		(0.43)		(0.49)		(0.57)

Net realized gains	(0.03)		—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.39)		(0.41)		(0.43)		(0.68)		(1.02)

Proceeds from regulatory settlements	—		—		—		0.00	(a)	—

Net asset value, end of period	$9.91		$10.07		$9.95		$9.77		$9.76

Total return	2.33%		5.39%		6.30%		7.59%		11.35%

Ratios to average net assets(b)

Total gross expenses	1.87%		1.88%		1.84%		1.85%		1.81%

Total net expenses(c)	1.82	%(d)	1.83	%(d)	1.82	%(d)	1.77	%(d)	1.81%

Net investment income	3.62%		4.01%		4.30%		5.17%		5.61%

Supplemental data

Net assets, end of period (in thousands)	$7,014		$11,315		$17,685		$25,570		$39,725

Portfolio turnover	61%		65%		59%		55%		84%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.07		$9.95		$9.77		$9.76		$9.72

Income from investment operations:

Net investment income	0.36		0.41		0.44		0.51		0.55

Net realized and unrealized gain (loss)	(0.13)		0.12		0.18		0.20		0.51

Total from investment operations	0.23		0.53		0.62		0.71		1.06

Less distributions to shareholders:

Net investment income	(0.36)		(0.41)		(0.44)		(0.51)		(0.57)

Net realized gains	(0.03)		—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.39)		(0.41)		(0.44)		(0.70)		(1.02)

Proceeds from regulatory settlements	—		—		—		0.00	(a)	—

Net asset value, end of period	$9.91		$10.07		$9.95		$9.77		$9.76

Total return	2.33%		5.45%		6.46%		7.83%		11.36%

Ratios to average net assets(b)

Total gross expenses	1.87%		1.88%		1.85%		1.85%		1.81%

Total net expenses(c)	1.82	%(d)	1.78	%(d)	1.67	%(d)	1.57	%(d)	1.81%

Net investment income	3.63%		4.04%		4.44%		5.35%		5.63%

Supplemental data

Net assets, end of period (in thousands)	$104,568		$115,050		$128,766		$132,634		$118,257

Portfolio turnover	61%		65%		59%		55%		84%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.09	$9.97	$9.79	$9.77	$9.73

Income from investment operations:

Net investment income	0.48	0.52	0.55	0.60	0.66

Net realized and unrealized gain (loss)	(0.13)	0.13	0.18	0.21	0.51

Total from investment operations	0.35	0.65	0.73	0.81	1.17

Less distributions to shareholders:

Net investment income	(0.48)	(0.53)	(0.55)	(0.60)	(0.68)

Net realized gains	(0.03)	—	—	(0.19)	(0.45)

Total distributions to shareholders	(0.51)	(0.53)	(0.55)	(0.79)	(1.13)

Proceeds from regulatory settlements	—	—	—	0.00 (a)	—

Net asset value, end of period	$9.93	$10.09	$9.97	$9.79	$9.77

Total return	3.55%	6.65%	7.56%	8.92%	12.59%

Ratios to average net assets(b)

Total gross expenses	0.64%	0.64%	0.65%	0.65%	0.70%

Total net expenses(c)	0.64%	0.64%	0.65%	0.65%	0.70%

Net investment income	4.81%	5.19%	5.45%	6.25%	6.81%

Supplemental data

Net assets, end of period (in thousands)	$511,298	$516,118	$568,577	$272,571	$209,065

Portfolio turnover	61%	65%	59%	55%	84%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.11	$9.99	$9.81	$9.79	$9.75

Income from investment operations:

Net investment income	0.45	0.49	0.52	0.57	0.64

Net realized and unrealized gain (loss)	(0.13)	0.13	0.18	0.21	0.51

Total from investment operations	0.32	0.62	0.70	0.78	1.15

Less distributions to shareholders:

Net investment income	(0.45)	(0.50)	(0.52)	(0.57)	(0.66)

Net realized gains	(0.03)	—	—	(0.19)	(0.45)

Total distributions to shareholders	(0.48)	(0.50)	(0.52)	(0.76)	(1.11)

Proceeds from regulatory settlements	—	—	—	0.00 (a)	—

Net asset value, end of period	$9.95	$10.11	$9.99	$9.81	$9.79

Total return	3.24%	6.33%	7.23%	8.59%	12.28%

Ratios to average net assets(b)

Total gross expenses	0.94%	0.94%	0.94%	0.94%	0.99%

Total net expenses(c)	0.94%	0.94%	0.94%	0.94%	0.99%

Net investment income	4.51%	4.85%	5.16%	5.98%	6.58%

Supplemental data

Net assets, end of period (in thousands)	$636	$941	$649	$485	$359

Portfolio turnover	61%	65%	59%	55%	84%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.08		$9.96		$9.78		$9.76		$9.85

Income from investment operations:

Net investment income	0.41		0.45		0.48		0.52		0.49

Net realized and unrealized gain (loss)	(0.13)		0.13		0.18		0.23		0.37

Total from investment operations	0.28		0.58		0.66		0.75		0.86

Less distributions to shareholders:

Net investment income	(0.41)		(0.46)		(0.48)		(0.54)		(0.50)

Net realized gains	(0.03)		—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.44)		(0.46)		(0.48)		(0.73)		(0.95)

Proceeds from regulatory settlements	—		—		—		0.00	(b)	—

Net asset value, end of period	$9.92		$10.08		$9.96		$9.78		$9.76

Total return	2.84%		5.92%		6.83%		8.27%		9.21%

Ratios to average net assets(c)

Total gross expenses	1.37%		1.38%		1.35%		1.37%		1.32	%(d)

Total net expenses(e)	1.32	%(f)	1.33	%(f)	1.32	%(f)	1.29	%(f)	1.32	%(d)

Net investment income	4.13%		4.48%		4.80%		5.49%		6.05	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,076		$1,003		$943		$1,023		$4

Portfolio turnover	61%		65%		59%		55%		84%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.11		$9.99		$9.95

Income from investment operations:

Net investment income	0.47		0.50		0.38

Net realized and unrealized gain (loss)	(0.14)		0.13		0.04

Total from investment operations	0.33		0.63		0.42

Less distributions to shareholders:

Net investment income	(0.46)		(0.51)		(0.38)

Net realized gains	(0.03)		—		—

Total distributions to shareholders	(0.49)		(0.51)		(0.38)

Net asset value, end of period	$9.95		$10.11		$9.99

Total return	3.35%		6.45%		4.25%

Ratios to average net assets(b)

Total gross expenses	0.87%		0.88%		0.92	%(c)

Total net expenses(d)	0.82	%(e)	0.83	%(e)	0.83	%(c)(e)

Net investment income	4.64%		4.93%		5.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,759		$2,500		$216

Portfolio turnover	61%		65%		59%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	31

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.11	$9.99	$9.95

Income from investment operations:

Net investment income	0.48	0.51	0.38

Net realized and unrealized gain (loss)	(0.13)	0.14	0.05

Total from investment operations	0.35	0.65	0.43

Less distributions to shareholders:

Net investment income	(0.48)	(0.53)	(0.39)

Net realized gains	(0.03)	—	—

Total distributions to shareholders	(0.51)	(0.53)	(0.39)

Net asset value, end of period	$9.95	$10.11	$9.99

Total return	3.50%	6.59%	4.34%

Ratios to average net assets(b)

Total gross expenses	0.69%	0.68%	0.75	%(c)

Total net expenses(d)	0.69%	0.68%	0.75	%(c)

Net investment income	4.77%	5.00%	5.50	%(c)

Supplemental data

Net assets, end of period (in thousands)	$23,669	$11,756	$12,784

Portfolio turnover	61%	65%	59%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.08		$9.95		$9.77		$9.76		$9.85

Income from investment operations:

Net investment income	0.44		0.47		0.50		0.55		0.52

Net realized and unrealized gain (loss)	(0.13)		0.14		0.18		0.21		0.36

Total from investment operations	0.31		0.61		0.68		0.76		0.88

Less distributions to shareholders:

Net investment income	(0.44)		(0.48)		(0.50)		(0.56)		(0.52)

Net realized gains	(0.03)		—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.47)		(0.48)		(0.50)		(0.75)		(0.97)

Proceeds from regulatory settlements	—		—		—		0.00	(b)	—

Net asset value, end of period	$9.92		$10.08		$9.95		$9.77		$9.76

Total return	3.10%		6.29%		7.10%		8.43%		9.45%

Ratios to average net assets(c)

Total gross expenses	1.12%		1.13%		1.10%		1.11%		1.02	%(d)

Total net expenses(e)	1.07	%(f)	1.08	%(f)	1.07	%(f)	1.04	%(f)	1.02	%(d)

Net investment income	4.39%		4.71%		5.01%		5.78%		6.38	%(d)

Supplemental data

Net assets, end of period (in thousands)	$5,737		$12,712		$9,804		$33		$2

Portfolio turnover	61%		65%		59%		55%		84%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	33

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.09	$9.97	$9.79	$9.78	$9.76

Income from investment operations:

Net investment income	0.48	0.52	0.55	0.60	0.25

Net realized and unrealized gain (loss)	(0.13)	0.13	0.18	0.20	0.02

Total from investment operations	0.35	0.65	0.73	0.80	0.27

Less distributions to shareholders:

Net investment income	(0.48)	(0.53)	(0.55)	(0.60)	(0.25)

Net realized gains	(0.03)	—	—	(0.19)	—

Total distributions to shareholders	(0.51)	(0.53)	(0.55)	(0.79)	(0.25)

Proceeds from regulatory settlements	—	—	—	0.00 (b)	—

Net asset value, end of period	$9.93	$10.09	$9.97	$9.79	$9.78

Total return	3.55%	6.65%	7.56%	8.81%	2.81%

Ratios to average net assets(c)

Total gross expenses	0.63%	0.64%	0.64%	0.65%	0.66	%(d)

Total net expenses(e)	0.63%	0.64%	0.64%	0.65%	0.66	%(d)

Net investment income	4.76%	5.17%	5.48%	6.26%	6.46	%(d)

Supplemental data

Net assets, end of period (in thousands)	$443	$12,272	$11,852	$13,183	$10,464

Portfolio turnover	61%	65%	59%	55%	84%

Notes to Financial Highlights

(a)	Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.10		$9.98		$9.80		$9.79		$9.86

Income from investment operations:

Net investment income	0.47		0.50		0.53		0.58		0.52

Net realized and unrealized gain (loss)	(0.14)		0.13		0.18		0.21		0.40

Total from investment operations	0.33		0.63		0.71		0.79		0.92

Less distributions to shareholders:

Net investment income	(0.46)		(0.51)		(0.53)		(0.59)		(0.54)

Net realized gains	(0.03)		—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.49)		(0.51)		(0.53)		(0.78)		(0.99)

Proceeds from regulatory settlements	—		—		—		0.00	(b)	—

Net asset value, end of period	$9.94		$10.10		$9.98		$9.80		$9.79

Total return	3.36%		6.44%		7.36%		8.67%		9.89%

Ratios to average net assets(c)

Total gross expenses	0.87%		0.88%		0.85%		0.84%		0.76	%(d)

Total net expenses(e)	0.82	%(f)	0.83	%(f)	0.82	%(f)	0.77	%(f)	0.76	%(d)

Net investment income	4.62%		4.99%		5.30%		6.13%		6.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$822,892		$841,227		$938,744		$1,140,401		$880,214

Portfolio turnover	61%		65%		59%		55%		84%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a

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July 31, 2015

broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract

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COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage the cash position via credit default index (CDX). These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an

Annual Report 2015	39

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	157,516	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	128,010	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	1,138,898	1,138,898
Interest rate risk	(2,068,450)	—	(2,068,450)
Total	(2,068,450)	1,138,898	(929,552)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	157,516	157,516
Interest rate risk	(682,411)	—	(682,411)
Total	(682,411)	157,516	(524,895)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Short	62,337,243
Credit default swap contracts — sell protection	48,625,000

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2015:

Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts(a)	51,344
Total Financial and Derivative Net Assets	51,344
Total collateral received (pledged)(b)	—
Net Amount(c)	51,344

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

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COLUMBIA INCOME OPPORTUNITIES FUND

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July 31, 2015

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)

No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.55% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $5,808.

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NOTES TO FINANCIAL STATEMENTS (continued)

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Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class R4	0.23
Class R5	0.05
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $731.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately

Annual Report 2015	43

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

$1,816,000 and $1,181,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $345,370 for Class A, $5,062 for Class B and $3,858 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	1.07%	1.08%
Class B	1.82	1.83
Class C	1.82	1.83
Class I	0.64	0.65
Class K	0.94	0.95
Class R	1.32	1.33
Class R4	0.82	0.83
Class R5	0.69	0.70
Class W	1.07	1.08
Class Y	0.64	0.65
Class Z	0.82	0.83

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions, derivative investments, swap investments and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(411,005)
Accumulated net realized gain	411,004
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2015 ($)	Year Ended July 31, 2014 ($)
Ordinary income	144,070,602	156,435,098
Long-term capital gains	10,164,319	—
Total	154,234,921	156,435,098

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

44	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,905,867
Undistributed long-term capital gains	20,587,826
Net unrealized depreciation	(4,594,670)

At July 31, 2015, the cost of investments for federal income tax purposes was $3,053,359,249 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$55,715,313
Unrealized depreciation	(60,309,983)
Net unrealized depreciation	(4,594,670)

For the year ended July 31, 2015, $4,878,942 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,851,360,189 and $1,856,000,159, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, one unaffiliated shareholder of record owned 20.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 66.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund

Annual Report 2015	45

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under

46	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	47

COLUMBIA INCOME OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund (the “Fund,” a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers, transfer agent and agent banks, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2015

48	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Capital Gain Dividend	$21,956,988

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	49

COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

50	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Annual Report 2015	51

COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

52	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Annual Report 2015	53

COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

54	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Annual Report 2015	55

COLUMBIA INCOME OPPORTUNITIES FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

56	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Annual Report 2015	57

COLUMBIA INCOME OPPORTUNITIES FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s Lipper peer universe. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

58	Annual Report 2015

COLUMBIA INCOME OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	59

Columbia Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN164_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA MONEY MARKET FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers,

mutual fund commentary and more at columbiathreadneedle.com/us.

Columbia Threadneedle Investor Newsletter

(e-newsletter)

Read our award-winning* shareholder
newsletter. Our quarterly newsletter
is available online and provides timely
and relevant content about economic
trends, fund news, service enhancements and
changes. Sign up to receive the newsletter
electronically at columbiathreadneedle.com/
us/newsletter.

Investment videos

Get analysis of current events and trends that may affect your investments.
Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

Social media We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	twitter.com/CTinvest_US

Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■	youtube.com/CTInvestUS

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■	linkedin.com/company/columbia-threadneedle-investments-us

Connect with us on LinkedIn for updates from our thought leaders.

*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MONEY MARKET FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA MONEY MARKET FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Money Market Fund (the Fund) Class A shares returned 0.01% for the 12-month period that ended July 31, 2015.

■	The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended July 31, 2015.

■	The seven-day yields reflect more closely the earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.

Average Annual Total Returns (%) (for period ended July 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	0.01	0.01	1.29
Class B	03/20/95
Excluding sales charges		0.01	0.01	1.05
Including sales charges		-4.99	-0.39	1.05
Class C	06/26/00
Excluding sales charges		0.01	0.01	1.05
Including sales charges		-0.99	0.01	1.05
Class I	03/04/04	0.01	0.01	1.40
Class R*	08/03/09	0.01	0.02	1.30
Class R5*	12/11/06	0.01	0.01	1.34
Class W*	12/01/06	0.01	0.01	1.28
Class Z*	04/30/10	0.01	0.01	1.29

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) (applied as follows: first year 5%; second year 4%; third and forth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter). Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2015

COLUMBIA MONEY MARKET FUND

PORTFOLIO OVERVIEW

Portfolio Breakdown (%) (at July 31, 2015)
Asset-Backed Commercial Paper	10.9
Asset-Backed Securities — Non-Agency(a)	1.8
Certificates of Deposit	13.1
Commercial Paper	44.2
Repurchase Agreements	4.8
U.S. Government & Agency Obligations	19.7
U.S. Treasury Obligations	5.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Category comprised of short-term asset-backed securities.

Portfolio Management

Leonard Aplet, CFA

John McColley

Annual Report 2015	3

COLUMBIA MONEY MARKET FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.38	0.55	0.56	0.11
Class B	1,000.00	1,000.00	1,000.00	1,024.33	0.60	0.61	0.12
Class C	1,000.00	1,000.00	1,000.00	1,024.38	0.55	0.56	0.11
Class I	1,000.00	1,000.00	1,000.00	1,024.38	0.55	0.56	0.11
Class R	1,000.00	1,000.00	1,000.00	1,024.38	0.55	0.56	0.11
Class R5	1,000.00	1,000.00	1,000.10	1,024.38	0.55	0.56	0.11
Class W	1,000.00	1,000.00	1,000.10	1,024.38	0.55	0.56	0.11
Class Z	1,000.00	1,000.00	1,000.00	1,024.38	0.55	0.56	0.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended July 31, 2015, the annualized expense ratios would have been 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.32% for Class I, 0.77% for Class R, 0.37% for Class R5, 0.62% for Class W and 0.52% for Class Z. The actual expenses paid would have been $3.09 for Class A, $6.33 for Class B, $6.33 for Class C, $1.60 for Class I, $3.84 for Class R, $1.85 for Class R5, $3.09 for Class W and $2.59 for Class Z; the hypothetical expenses paid would have been $3.13 for Class A, $6.39 for Class B, $6.39 for Class C, $1.61 for Class I, $3.88 for Class R, $1.87 for Class R5, $3.13 for Class W and $2.62 for Class Z.

4	Annual Report 2015

COLUMBIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 10.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Chariot Funding LLC(a)
08/13/15	0.160%	18,000,000	17,998,980

Jupiter Securitization Co. LLC(a)
10/09/15	0.220%	17,500,000	17,492,621

MetLife Short Term Fund(a)
09/01/15	0.160%	33,000,000	32,995,453

Metlife Short Term Fund(a)
09/15/15	0.160%	15,000,000	14,997,000

Old Line Funding LLC(a)
08/18/15	0.170%	5,000,000	4,999,575
08/20/15	0.170%	39,000,000	38,996,295

Regency Markets No. 1 LLC(a)
08/07/15	0.100%	29,000,000	28,999,420
08/20/15	0.160%	19,000,000	18,998,295

Total Asset-Backed Commercial Paper
(Cost: $175,477,639)			175,477,639

Commercial Paper 44.3%
BANKING 13.3%
BNP Paribas Finance, Inc.
08/03/15	0.050%	48,000,000	47,999,786

Bank of Nova Scotia(a)
09/08/15	0.130%	32,000,000	31,995,609
10/01/15	0.130%	15,000,000	14,996,569

HSBC USA, Inc.
09/21/15	0.240%	27,000,000	26,990,820

State Street Corp.
09/16/15	0.200%	20,000,000	19,994,889

Toronto Dominion Holdings USA, Inc.(a)
08/07/15	0.160%	50,000,000	49,998,500

Westpac Banking Corp.(a)
09/08/15	0.200%	20,000,000	19,995,778

Total			211,971,951

DIVERSIFIED MANUFACTURING 2.9%
General Electric Co.
08/06/15	0.070%	47,000,000	46,999,478

INTEGRATED ENERGY 5.7%
Chevron Corp.(a)
09/01/15	0.100%	26,000,000	25,997,761
09/18/15	0.100%	20,000,000	19,997,333

Exxon Mobil Corp.
09/01/15	0.100%	8,000,000	7,999,311
09/22/15	0.120%	37,000,000	36,993,587

Total			90,987,992

LIFE INSURANCE 4.1%
New York Life Capital Corp.(a)
08/05/15	0.100%	17,000,000	16,999,773
09/10/15	0.120%	30,000,000	29,996,000

Prudential Funding LLC
08/06/15	0.070%	18,000,000	17,999,800

Total			64,995,573

Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
PHARMACEUTICALS 9.1%
Johnson & Johnson(a)
08/03/15	0.030%	12,000,000	11,999,967

Novartis Finance Corp.(a)
08/03/15	0.050%	18,000,000	17,999,920
08/06/15	0.080%	26,000,000	25,999,675

Roche Holdings, Inc.(a)
09/01/15	0.090%	23,000,000	22,998,218
09/14/15	0.080%	19,000,000	18,998,142

Sanofi Aventis(a)
08/07/15	0.100%	32,000,000	31,999,413
09/04/15	0.130%	11,000,000	10,998,649
09/25/15	0.160%	5,000,000	4,998,778

Total			145,992,762

PROPERTY & CASUALTY 2.9%
Travelers Co., Inc.(a)
08/03/15	0.040%	47,000,000	46,999,838

RETAILERS 0.5%
Wal-Mart Stores, Inc.(a)
08/03/15	0.040%	8,000,000	7,999,973

TECHNOLOGY 2.8%
International Business Machines Co.(a)
08/05/15	0.080%	35,000,000	34,999,611
08/28/15	0.100%	10,000,000	9,999,250

Total			44,998,861

TRANSPORTATION SERVICES 3.0%
NetJets, Inc.(a)
08/03/15	0.050%	26,000,000	25,999,899
08/04/15	0.050%	22,000,000	21,999,872

Total			47,999,771

Total Commercial Paper
(Cost: $708,946,199)			708,946,199

Certificates of Deposit 13.1%
Australia and New Zealand Banking Group Ltd.
08/03/15	0.150%	47,000,000	47,000,000

Bank of Montreal Chicago Branch
09/11/15	0.190%	24,000,000	24,000,000

Canadian Imperial Bank of Commerce
08/05/15	0.100%	48,000,000	48,000,000

Chase Bank USA NA
01/26/16	0.350%	38,000,000	38,000,000

State Street Bank and Trust Co.
11/09/15	0.230%	28,000,000	28,000,000

Wells Fargo Bank NA
01/15/16	0.340%	25,000,000	25,000,000

Total Certificates of Deposit
(Cost: $210,000,000)			210,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	5

COLUMBIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

U.S. Government & Agency Obligations 19.7%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes
08/05/15	0.050%	45,000,000	44,999,675
08/12/15	0.060%	30,000,000	29,999,395
08/17/15	0.060%	38,000,000	37,998,987
08/26/15	0.060%	24,000,000	23,998,917
09/02/15	0.060%	15,000,000	14,999,173
09/04/15	0.080%	5,000,000	4,999,599
09/17/15	0.070%	27,300,000	27,297,544
09/18/15	0.080%	32,000,000	31,996,535
09/23/15	0.080%	27,000,000	26,996,687
09/25/15	0.080%	5,000,000	4,999,412
10/02/15	0.080%	39,000,000	38,994,627
10/07/15	0.090%	15,000,000	14,997,597

Federal Home Loan Mortgage Corp. Discount Notes
08/06/15	0.080%	13,000,000	12,999,819

Total U.S. Government & Agency Obligations
(Cost: $315,277,967)			315,277,967

Repurchase Agreements 4.8%
Tri-Party RBC Capital Markets LLC dated 07/31/15, matures 08/03/15, repurchase price $38,000,317 (collateralized by U.S. Treasury Securities, Total Market Value $38,760,045)
08/03/15	0.100%	38,000,000	38,000,000

Tri-Party TD Securities (USA) LLC dated 07/31/15, matures 08/03/15, repurchase price $38,200,382 (collateralized by U.S. Government Agencies, Total Market Value $38,964,001)
08/03/15	0.120%	38,200,000	38,200,000

Total Repurchase Agreements
(Cost: $76,200,000)			76,200,000

Asset-Backed Securities — Non-Agency 1.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS OTHER 0.7%
CIT Equipment Collateral Series 2014-VT1 Class A1(b)
12/21/15	0.300%	1,693,261	1,693,261

Dell Equipment Finance Trust Series 2015-1 Class A1(b)
04/22/16	0.420%	4,329,996	4,329,996

GE Equipment Transportation LLC Series 2015-1 Class A1
03/23/16	0.250%	2,562,648	2,562,648

GreatAmerica Leasing Receivables Series 2015-1 Class A1(b)
03/21/16	0.400%	3,076,708	3,076,708

Total			11,662,613

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CAR LOAN 1.1%
ARI Fleet Lease Trust Series 2015-A Class A1(b)
04/15/16	0.400%	2,929,624	2,929,624

Ally Auto Receivables Trust Series 2014-3 Class A1
12/15/15	0.270%	9,337	9,337

Enterprise Fleet Financing LLC Series 2015-1 Class A1(b)
03/20/16	0.360%	4,006,379	4,006,379

Hyundai Auto Lease Securitization Trust Series 2015-A Class A1(b)
03/15/16	0.280%	2,928,417	2,928,417

Mercedes-Benz Auto Lease Trust Series 2015-A Class A1
01/15/16	0.240%	794,166	794,166

Nissan Auto Receivables Owner Trust Series 2014-B Class A1
12/15/15	0.230%	74,806	74,806
Series 2015-A Class A1
04/15/16	0.350%	3,988,023	3,988,023

SMART ABS Trust Series 2015-1US Class A1
03/14/16	0.400%	2,056,390	2,056,390

Total			16,787,142

Total Asset-Backed Securities — Non-Agency
(Cost: $28,449,755)			28,449,755

U.S. Treasury Obligations 5.5%
U.S. Treasury(c)
01/31/16	0.120%	68,000,000	67,994,948
04/30/16	0.140%	20,000,000	20,000,152

Total U.S. Treasury Obligations
(Cost: $87,995,100)			87,995,100

Total Investments
(Cost: $1,602,346,660)			1,602,346,660

Other Assets & Liabilities, Net			(810,192)

Net Assets			1,601,536,468

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2015

COLUMBIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $679,446,167 or 42.42% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $18,964,385 or 1.18% of net assets.

(c)	Variable rate security.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Asset-Backed Commercial Paper	—	175,477,639	—	175,477,639

Commercial Paper	—	708,946,199	—	708,946,199

Certificates of Deposit	—	210,000,000	—	210,000,000

U.S. Government & Agency Obligations	—	315,277,967	—	315,277,967

Repurchase Agreements	—	76,200,000	—	76,200,000

Asset-Backed Securities — Non-Agency	—	28,449,755	—	28,449,755

U.S. Treasury Obligations	—	87,995,100	—	87,995,100

Total Investments	—	1,602,346,660	—	1,602,346,660

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,526,146,660)	$1,526,146,660

Repurchase agreements (identified cost $76,200,000)	76,200,000

Total investments (identified cost $1,602,346,660)	1,602,346,660

Cash	235,650

Receivable for:

Capital shares sold	6,028,355

Interest	21,483

Expense reimbursement due from Investment Manager	21,664

Prepaid expenses	9,587

Other assets	3,719

Total assets	1,608,667,118

Liabilities

Payable for:

Capital shares purchased	6,500,948

Dividend distributions to shareholders	10,834

Investment management fees	14,153

Distribution and/or service fees	51

Transfer agent fees	252,290

Administration fees	2,400

Compensation of board members	153,494

Other expenses	196,480

Total liabilities	7,130,650

Net assets applicable to outstanding capital stock	$1,601,536,468

Represented by

Paid-in capital	$1,601,692,037

Excess of distributions over net investment income	(155,569)

Total — representing net assets applicable to outstanding capital stock	$1,601,536,468

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A

Net assets	$1,423,534,015

Shares outstanding	1,423,364,446

Net asset value per share	$1.00

Class B

Net assets	$2,473,877

Shares outstanding	2,475,469

Net asset value per share	$1.00

Class C

Net assets	$25,847,366

Shares outstanding	25,848,704

Net asset value per share	$1.00

Class I

Net assets	$662,450

Shares outstanding	661,935

Net asset value per share	$1.00

Class R

Net assets	$6,654,702

Shares outstanding	6,656,115

Net asset value per share	$1.00

Class R5

Net assets	$645,019

Shares outstanding	644,863

Net asset value per share	$1.00

Class W

Net assets	$44,942

Shares outstanding	44,937

Net asset value per share	$1.00

Class Z

Net assets	$141,674,097

Shares outstanding	141,690,436

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA MONEY MARKET FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income

Income:

Interest	$1,921,024

Total income	1,921,024

Expenses:

Investment management fees	5,435,872

Distribution and/or service fees

Class B	31,034

Transfer agent fees

Class A	4,578,093

Class B	12,703

Class C	70,834

Class R	21,200

Class R5	118

Class W	205

Class Z	428,440

Administration fees	921,758

Compensation of board members	34,248

Custodian fees	22,636

Printing and postage fees	332,891

Registration fees	117,205

Professional fees	40,394

Other	38,397

Total expenses	12,086,028

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(10,270,185)

Expense reductions	(3,998)

Total net expenses	1,811,845

Net investment income	109,179

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	916

Net realized gain	916

Net realized and unrealized gain	916

Net increase in net assets resulting from operations	$110,095

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations

Net investment income	$109,179	$148,855

Net realized gain	916	1,114

Net increase in net assets resulting from operations	110,095	149,969

Distributions to shareholders

Net investment income

Class A	(120,645)	(132,094)

Class B	(299)	(576)

Class C	(2,232)	(2,629)

Class I	(66)	(66)

Class R	(688)	(687)

Class R5	(56)	(65)

Class W	(7)	(54)

Class Z	(13,963)	(12,684)

Total distributions to shareholders	(137,956)	(148,855)

Decrease in net assets from capital stock activity	(190,464,626)	(141,283,390)

Total decrease in net assets	(190,492,487)	(141,282,276)

Net assets at beginning of year	1,792,028,955	1,933,311,231

Net assets at end of year	$1,601,536,468	$1,792,028,955

Excess of distributions over net investment income	$(155,569)	$(127,708)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,781,376,383	1,781,376,383	1,826,108,646	1,826,108,646

Distributions reinvested	119,744	119,744	130,037	130,037

Redemptions	(1,963,459,946)	(1,963,459,948)	(1,976,882,219)	(1,976,882,372)

Net decrease	(181,963,819)	(181,963,821)	(150,643,536)	(150,643,689)

Class B shares

Subscriptions	1,289,228	1,289,227	3,088,265	3,088,265

Distributions reinvested	243	243	506	506

Redemptions(a)	(4,501,077)	(4,501,076)	(7,261,677)	(7,261,678)

Net decrease	(3,211,606)	(3,211,606)	(4,172,906)	(4,172,907)

Class C shares

Subscriptions	35,134,438	35,134,438	35,962,858	35,962,858

Distributions reinvested	2,146	2,146	2,512	2,512

Redemptions	(37,311,218)	(37,311,218)	(35,521,958)	(35,521,958)

Net increase (decrease)	(2,174,634)	(2,174,634)	443,412	443,412

Class I shares

Subscriptions	—	—	2	2

Distributions reinvested	65	65	65	65

Net increase	65	65	67	67

Class R shares

Subscriptions	8,116,145	8,116,145	14,979,824	14,979,826

Distributions reinvested	677	677	673	673

Redemptions	(9,512,339)	(9,512,340)	(13,834,310)	(13,834,158)

Net increase (decrease)	(1,395,517)	(1,395,518)	1,146,187	1,146,341

Class R5 shares

Subscriptions	270,028	270,028	512,126	512,126

Distributions reinvested	56	56	62	62

Redemptions	(123,979)	(123,979)	(653,179)	(653,178)

Net increase (decrease)	146,105	146,105	(140,991)	(140,990)

Class W shares

Subscriptions	208,782	208,782	330,006	330,006

Distributions reinvested	6	6	53	53

Redemptions	(213,373)	(213,373)	(2,353,550)	(2,353,550)

Net decrease	(4,585)	(4,585)	(2,023,491)	(2,023,491)

Class Z shares

Subscriptions	64,597,472	64,597,473	86,192,358	86,192,359

Distributions reinvested	11,161	11,161	9,959	9,959

Redemptions	(66,469,266)	(66,469,266)	(72,094,450)	(72,094,451)

Net increase (decrease)	(1,860,633)	(1,860,632)	14,107,867	14,107,867

Total net decrease	(190,464,624)	(190,464,626)	(141,283,391)	(141,283,390)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		(0.000	)(a)	—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.03%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.71%		0.78%		0.80%		0.71%		0.68%

Total net expenses(b)	0.11	%(c)	0.09	%(c)	0.13	%(c)	0.14	%(c)	0.21%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$1,423,534		$1,605,518		$1,756,157		$1,846,163		$2,170,619

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		(0.000	)(a)	—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.03%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	1.47%		1.53%		1.55%		1.46%		1.43%

Total net expenses(b)	0.12	%(c)	0.10	%(c)	0.14	%(c)	0.14	%(c)	0.21%

Net investment income (loss)	(0.01%)		(0.01%)		(0.00	%)(a)	(0.00	%)(a)	0.00	%(a)

Supplemental data

Net assets, end of period (in thousands)	$2,474		$5,686		$9,860		$12,159		$18,617

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of it affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		(0.000	)(a)	—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.03%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.71%		0.78%		0.79%		0.72%		0.68%

Total net expenses(b)	0.11	%(c)	0.09	%(c)	0.13	%(c)	0.13	%(c)	0.20%

Net investment income	0.01%		0.01%		0.00	%(a)	0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$25,847		$28,023		$27,580		$10,252		$12,975

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of it affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		(0.000	)(a)	—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.03%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.41%		0.41%		0.40%		0.40%		0.40%

Total net expenses(b)	0.10%		0.09%		0.12%		0.10%		0.21%

Net investment income	0.01%		0.01%		0.01%		0.03%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$662		$662		$662		$391		$38,467

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of it affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		(0.000	)(a)	—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.03%		0.01%		0.03%

Ratios to average net assets

Total gross expenses	0.71%		0.78%		0.78%		0.71%		0.67%

Total net expenses(b)	0.11	%(c)	0.09	%(c)	0.12	%(c)	0.14	%(c)	0.18%

Net investment income	0.01%		0.01%		0.00	%(a)	0.02%		0.02%

Supplemental data

Net assets, end of period (in thousands)	$6,655		$8,051		$6,904		$654		$30

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of it affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		(0.000	)(a)	—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.03%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.43%		0.44%		0.44%		0.42%		0.42%

Total net expenses(b)	0.10%		0.09%		0.13%		0.12%		0.21%

Net investment income	0.01%		0.01%		0.01%		0.03%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$645		$499		$640		$773		$884

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of it affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		(0.000	)(a)	—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.03%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.71%		0.79%		0.80%		0.74%		0.67%

Total net expenses(b)	0.11	%(c)	0.10	%(c)	0.12	%(c)	0.13	%(c)	0.21%

Net investment income	0.01%		0.00	%(a)	0.01%		0.00	%(a)	0.01%

Supplemental data

Net assets, end of period (in thousands)	$45		$50		$2,073		$2,074		$21,133

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of it affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		(0.000	)(a)	—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.03%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.71%		0.78%		0.80%		0.71%		0.67%

Total net expenses(b)	0.11	%(c)	0.09	%(c)	0.13	%(c)	0.14	%(c)	0.20%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$141,674		$143,541		$129,435		$70,390		$64,787

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of it affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

22	Annual Report 2015

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Repurchase Agreements

The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2015:

	RBC Capital Markets ($)	TD Securities (USA) ($)	Total ($)
Assets
Repurchase agreements	38,000,000	38,200,000	76,200,000
Total Financial and Derivative Net Assets	38,000,000	38,200,000	76,200,000
Total collateral received (pledged)(a)	38,000,000	38,200,000	76,200,000
Net Amount(b)	—	—	—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The

Annual Report 2015	23

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Money Market Fund Reform

In July 2014 the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds, which will significantly change the way certain money market funds will be required to operate. These rules provide boards of trustees with the discretion to impose liquidity fees or redemption gates for non-government money market funds if portfolio liquidity drops below specified levels and will require institutional prime money market funds to price shares with a floating net asset value. Non-government money market funds will be required to restrict beneficial owners to natural persons if they want to continue to maintain a stable net asset value. Government money market funds will not be required to float their net asset value or make themselves subject to liquidity fees or redemption gates. Money market funds are required to comply with the liquidity fees, redemption gates and floating net asset value rules by October 14, 2016. The Board of Trustees of the Fund considered the likely effects of the rule changes on the Fund and approved a recommendation made by the Investment Manager to convert the Fund to a government money market fund on or about October 1, 2016. As a government money market fund, the Fund will be required to invest 99.5% of its assets in cash, government securities and repurchase agreements collateralized by cash or government securities. By converting to a government money market fund, the Fund will seek to maintain a stable net asset value per share and will not be subject to liquidity fees or redemption gates.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.32% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $3,602.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their

24	Annual Report 2015

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.30%
Class B	0.31
Class C	0.30
Class R	0.30
Class R5	0.02
Class W	0.30
Class Z	0.30

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $3,998.

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2015, the Fund’s total potential future obligation over the life of the Guaranty is $82,836. The liability remaining at July 31, 2015 for non-recurring charges associated with the lease amounted to $47,755 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2015 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up

Annual Report 2015	25

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

to 0.10% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For the year ended July 31, 2015, the Fund did not pay fees for Class A, Class C, Class R and Class W shares. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended July 31, 2015, the Fund paid fees equal to 0.75% of the 0.85% for Class B shares.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,403,000 and $1,102,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

CDSCs received by the Distributor for distributing Fund shares were $626 for Class A, $1,959 for Class B and $4,912 for Class C for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through November 30, 2015
Class A	0.62%
Class B	1.27
Class C	1.27
Class I	0.32
Class R	0.77
Class R5	0.37
Class W	0.62
Class Z	0.52

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for Trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$916
Accumulated net realized gain	(916)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

26	Annual Report 2015

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2015 ($)	Year Ended July 31, 2014 ($)
Ordinary income	137,956	148,855

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,506

At July 31, 2015, the cost of investments for federal income tax purposes was $1,602,346,660.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 83.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 7. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As

Annual Report 2015	27

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2015

COLUMBIA MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund (the “Fund,” a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2015

Annual Report 2015	29

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

30	Annual Report 2015

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

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COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

32	Annual Report 2015

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Annual Report 2015	33

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

34	Annual Report 2015

COLUMBIA MONEY MARKET FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Money Market Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Annual Report 2015	35

COLUMBIA MONEY MARKET FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

36	Annual Report 2015

COLUMBIA MONEY MARKET FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Money Market Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Annual Report 2015	37

COLUMBIA MONEY MARKET FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

38	Annual Report 2015

COLUMBIA MONEY MARKET FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	39

Columbia Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN200_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Connect with Columbia Threadneedle Investments

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Find economic and market commentary, investment videos, white papers,

mutual fund commentary and more at columbiathreadneedle.com/us.

Columbia Threadneedle Investor Newsletter

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Read our award-winning* shareholder
newsletter. Our quarterly newsletter
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Get analysis of current events and trends that may affect your investments.
Visit our online video library to watch and discover what our thought leaders
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Social media We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	twitter.com/CTinvest_US

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*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual	Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Global Opportunities Fund (the Fund) Class A shares returned 0.43% excluding sales charges for the 12 months ended July 31, 2015.

■	The Fund outperformed its Blended Index, which returned -1.58% over the same 12-month period.

■

During the same time period, the Fund’s broad-based equity benchmark, the MSCI ACWI All Cap Index (Net), returned 2.93%, and its broad-based fixed-income benchmark, the Barclays Global Aggregate Index, returned -6.04%.

■	An overweight in equities, combined with strong results from underlying portfolio positions, generally accounted for the Fund’s performance advantage over its Blended Index.

Average Annual Total Returns (%) (for period ended July 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	01/23/85
Excluding sales charges		0.43	8.02	4.59
Including sales charges		-5.33	6.75	3.97
Class B	03/20/95
Excluding sales charges		-0.35	7.21	3.80
Including sales charges		-5.33	6.90	3.80
Class C	06/26/00
Excluding sales charges		-0.35	7.19	3.80
Including sales charges		-1.34	7.19	3.80
Class K	03/20/95	0.51	8.14	4.75
Class R*	12/11/06	0.09	7.73	4.33
Class R4*	11/08/12	0.51	8.12	4.64
Class R5*	11/08/12	0.77	8.24	4.69
Class W*	06/25/14	0.34	8.00	4.58
Class Z*	09/27/10	0.69	8.31	4.73
Blended Index		-1.58	6.09	N/A	**
MSCI ACWI All Cap Index (Net)		2.93	10.57	N/A	**
Barclays Global Aggregate Index		-6.04	1.44	3.65

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

**	Ten-year returns are not available because the inception date of the MSCI ACWI All Cap Index (Net) and the Blended Index that includes the MSCI ACWI All Cap Index (Net) is November 30, 2007.

The Blended Index consists of 50% MSCI ACWI All Cap Index (Net) and 50% Barclays Global Aggregate Index.

The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.

The Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 — July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The first available value for the MSCI ACWI All Cap Index (Net) and Blended Index is 12/01/07, which is after commencement of Fund operations. A $10,000 investment in the Fund since 08/01/05 was equal to $12,116 on 12/01/07. For comparison with the MSCI ACWI All Cap Index (Net) and Blended Index, the chart shows each of these indexes, as of 12/01/07, with a starting account value of $12,856, which represents the account value of the Fund’s Class A shares on 12/01/07 excluding the sales charge paid on such Class A shares, which is not applicable to an index.

Annual Report 2015	3

COLUMBIA GLOBAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Fred Copper, CFA

Orhan Imer, Ph.D., CFA

Toby Nangle

Top Ten Holdings (%) (at July 31, 2015)
Columbia Mortgage Opportunities Fund, Class I Shares (United States)	5.1
Government National Mortgage Association (United States)	1.8
Apple, Inc. (United States)	1.6
Microsoft Corp. (United States)	1.1
JPMorgan Chase & Co. (United States)	0.9
Home Depot, Inc. (The) (United States)	0.8
CVS Health Corp. (United States)	0.8
Berkshire Hathaway, Inc., Class B (United States)	0.8
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond (Germany)	0.8
Wells Fargo & Co. (United States)	0.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended July 31, 2015, the Fund’s Class A shares returned 0.43% excluding sales charges. The Fund outperformed its Blended Index, which returned -1.58% during the same time period. Over that same period, the MSCI ACWI All Cap Index (Net) returned 2.93%, and the Barclays Global Aggregate Index returned -6.04%. Good asset allocation decisions and solid performance from some of the Fund’s underlying positions aided results relative to the Blended Index. An allocation to absolute return strategies and a well-timed shift of emphasis from U.S. to international markets also aided returns.

A Challenging Year for Global Financial Markets

Stock prices rose modestly in developed markets, and bond prices generally declined during a period marked by sluggish global growth, another bout of eurozone negotiations regarding Greece’s debt and mounting concerns about the impact of falling commodity prices and slower growth in China. In the United States, equity markets benefited from modest economic growth and a strengthening jobs market. Equity returns in Europe and the United Kingdom were in the red for the 12-month period, restrained by sluggish growth and a strong dollar in 2014. However, they picked up in 2015. Gains were solid in Japan, where average wages rose and corporate profitability improved. China logged a positive return for the year, but most of the gains came in 2014. Emerging market equities were down sharply.

Bonds lagged stocks and produced mostly negative returns as interest rates began to move higher and a strong dollar dampened results. The best bond market segment was the U.S. high-yield market, which recorded modest gains but outperformed U.S. and foreign government bonds and investment-grade corporate issues.

Equity Overweight, U.S. Focus Aided Results

The Fund had more exposure than its Blended Index to the equity markets, which aided relative performance. In 2014, an emphasis on U.S. equities was favorable for performance. Early in 2015, we added to the Fund’s international equity positions, which also turned out to be a good call. In addition, the Fund’s positions in developed international markets did better than the corresponding benchmark position and also supported performance.

The Fund’s underweight in fixed-income assets benefited results as bonds lost ground almost across the board, in both U.S. and foreign bond markets. A decision to continue to underweight U.S. government bonds, investment-grade bonds and mortgage-backed securities were the right calls vs. the Barclays Global Aggregate Index. A small position in U.S. high-yield bonds made a positive contribution to performance, bolstered by superior performance from the Fund’s underlying high-yield managers.

A small stake in absolute return products also benefited Fund results. Absolute-return products are relatively uncorrelated to traditional equity and fixed-income market returns, and have the potential to help add stability and diversification to the portfolio. Absolute return strategies are not included in the Blended Index.

4	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Impact of Derivatives Usage

Currency contracts are used to implement the Fund’s currency alpha overlay strategy and to adjust currency exposures. The Fund uses equity index futures to tactically adjust equity beta vs. the benchmark at both sleeve level and Fund level. A total return swap on the Volatility Index is used to provide tail risk protection to the Fund. Government bond futures and interest rate swaps are used to adjust interest rate exposures in fixed-income sleeves and the overall Fund. Interest rate swaptions are used to hedge interest rate exposure in the securitized sleeve. The Fund’s forward foreign currency exchange, options and swap contracts had an overall negative impact on Fund performance while futures contracts had an overall positive impact. Hedges are not part of the Fund’s Blended Index.

Looking Ahead

At period end, the Fund remained overweight in equities, with an emphasis on developed foreign market equities and a neutral weight in U.S. equities. Our research continues to support our tilt toward equities over bonds, which we believe remain overvalued and susceptible to a sell-off when the Federal Reserve (Fed) finally raises short-term interest rates. Not that we consider equities to be cheap — particularly in the United States and Europe. However, we believe equity markets have the potential to benefit from improved global economic growth and better earnings in the second half of 2015. Outside the United States, we are especially enthusiastic about Japan at this time. Monetary policy remains supportive in Japan and we currently believe valuations are still attractive despite the recent rise in stock prices because earnings have risen commensurately.

At present, the Fund remains neutrally weighted in emerging market equities, where we are favoring commodity-consuming, Asia-based markets and we are currently avoiding Latin America. At this time, emerging market growth is at its weakest pace in six years and continues to slow.

Within the fixed-income portion of the portfolio, the Fund remains underweight overall relative to equities, and underweight particularly in Treasuries, which sold off sharply late in the period along with global bonds. We believe that Treasuries are likely to remain under pressure as the Fed rate hike looms. The Fund is currently neutrally weighted in investment-grade corporate bonds but remains overweight in the high-yield sector, which we believe has the potential to outperform in an improving global economic environment. However, we are mindful of the sector’s vulnerability to energy and will watch those market conditions carefully. We have increased the Fund’s cash position as a diversifier in an environment of rising market risk and ongoing economic uncertainty.

Country Breakdown (%) (at July 31, 2015)
Argentina	0.1
Australia	0.8
Belgium	0.2
Brazil	0.7
Canada	0.4
China	2.3
Colombia	0.2
Croatia	0.0	(a)
Denmark	0.7
Dominican Republic	0.2
Ecuador	0.0	(a)
Egypt	0.0	(a)
El Salvador	0.0	(a)
France	2.2
Gabon	0.0	(a)
Germany	2.6
Ghana	0.0	(a)
Greece	0.0	(a)
Guatemala	0.0	(a)
Hong Kong	0.6
Hungary	0.1
India	1.1
Indonesia	0.4
Ireland	1.1
Isle of Man	0.0	(a)
Israel	0.4
Italy	2.2
Ivory Coast	0.0	(a)
Japan	6.0
Kazakhstan	0.0	(a)
Luxembourg	0.1
Malta	0.0	(a)
Marshall Islands	0.2
Mexico	0.7
Morocco	0.0	(a)
Netherlands	1.0
New Zealand	0.1
Norway	1.6
Panama	0.0	(a)
Paraguay	0.0	(a)
Peru	0.1
Philippines	0.3
Poland	0.3
Portugal	0.0	(a)
Republic of Namibia	0.0	(a)

Annual Report 2015	5

COLUMBIA GLOBAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at July 31, 2015) (continued)
Romania	0.0	(a)
Russian Federation	0.4
Senegal	0.0	(a)
Singapore	0.4
South Africa	0.5
South Korea	1.3
Spain	0.7
Supra-National	0.0	(a)
Sweden	0.6
Switzerland	1.5
Taiwan	0.7
Thailand	0.0	(a)
Trinidad and Tobago	0.1
Turkey	0.4
United Arab Emirates	0.2
United Kingdom	5.3
United States(b)	61.0
Uruguay	0.1
Venezuela	0.1
Virgin Islands	0.0	(a)
Zambia	0.0	(a)
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at July 31, 2015)
Consumer Discretionary	13.6
Consumer Staples	8.6
Energy	7.0
Financials	22.3
Health Care	13.9
Industrials	7.8
Information Technology	18.1
Materials	3.4
Telecommunication Services	3.0
Utilities	2.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

6	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	7

COLUMBIA GLOBAL OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,029.80	1,019.20	5.82	5.79	1.15
Class B	1,000.00	1,000.00	1,026.70	1,015.51	9.55	9.50	1.89
Class C	1,000.00	1,000.00	1,026.00	1,015.46	9.60	9.55	1.90
Class K	1,000.00	1,000.00	1,030.70	1,019.70	5.32	5.29	1.05
Class R	1,000.00	1,000.00	1,029.10	1,017.70	7.34	7.29	1.45
Class R4	1,000.00	1,000.00	1,030.70	1,020.39	4.61	4.58	0.91
Class R5	1,000.00	1,000.00	1,032.40	1,020.94	4.05	4.03	0.80
Class W	1,000.00	1,000.00	1,029.90	1,018.85	6.17	6.14	1.22
Class Z	1,000.00	1,000.00	1,031.60	1,020.44	4.56	4.53	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

8	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 60.0%
Issuer	Shares	Value ($)
AUSTRALIA 0.5%
Macquarie Group Ltd.	35,002	2,094,980

National Australia Bank Ltd.	47,999	1,218,164

Total		3,313,144

BELGIUM 0.2%
KBC Groep NV	16,012	1,115,956

BRAZIL 0.5%
AmBev SA, ADR	95,241	540,969

BB Seguridade Participacoes SA	90,000	847,705

Hypermarcas SA(a)	60,400	357,219

Itaú Unibanco Holding SA, ADR	88,047	764,252

Ultrapar Participacoes SA	16,400	335,860

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	25,700	373,271

Total		3,219,276

CANADA —%
Jaguar Mining, Inc.(a)	53,685	5,849

CHINA 2.3%
3SBio, Inc.(a)	133,000	156,808

AAC Technologies Holdings, Inc.	69,000	391,173

Alibaba Group Holding Ltd., ADR(a)	18,900	1,480,626

Baidu, Inc., ADR(a)	14,101	2,434,679

China Biologic Products, Inc.(a)	1,349	165,064

China Mobile Ltd.	123,500	1,616,715

China Mobile Ltd., ADR	7,434	483,210

China Pacific Insurance Group Co., Ltd., Class H	318,200	1,333,894

Chongqing Changan Automobile Co., Ltd., Class B	475,161	1,008,915

Industrial & Commercial Bank of China Ltd., Class H	2,052,020	1,409,713

Pax Global Technology Ltd.(a)	139,000	221,929

Ping An Insurance Group Co. of China Ltd., Class H	215,000	1,237,230

Shenzhou International Group Holdings Ltd.	148,000	777,301

Tencent Holdings Ltd.	141,700	2,639,962

Vipshop Holdings Ltd., ADR(a)	30,156	587,740

Zhuzhou CSR Times Electric Co., Ltd., Class H	62,500	423,718

Total		16,368,677

Common Stocks (continued)
Issuer	Shares	Value ($)
DENMARK 0.7%
Novo Nordisk A/S, Class B	61,108	3,582,924

Royal UNIBREW A/S	42,115	1,374,733

Total		4,957,657

FRANCE 2.0%
Aperam SA(a)	32,346	1,193,429

AXA SA	130,043	3,427,675

BNP Paribas SA	27,826	1,812,509

Casino Guichard Perrachon SA	20,078	1,490,846

CNP Assurances	70,881	1,192,198

Sanofi	20,672	2,224,216

VINCI SA	47,765	3,063,544

Total		14,404,417

GERMANY 1.4%
Allianz SE, Registered Shares	18,395	3,012,166

BASF SE	14,574	1,257,264

Continental AG	10,268	2,295,400

Freenet AG	73,101	2,510,857

Jenoptik AG	75,390	986,114

Total		10,061,801

GREECE —%
JUMBO SA	27,528	199,865

HONG KONG 0.6%
Cheung Kong Property Holding Ltd.(a)	161,000	1,341,615

CK Hutchison Holdings Ltd.	131,500	1,951,918

Techtronic Industries Co., Ltd.	158,500	558,167

Total		3,851,700

INDIA 1.1%
Asian Paints Ltd.	35,677	491,002

Bharat Petroleum Corp., Ltd.	15,519	224,343

Dish TV India Ltd.(a)	273,867	495,682

Eicher Motors Ltd.	1,412	419,754

HCL Technologies Ltd.	43,412	675,877

ICICI Bank Ltd., ADR	53,299	536,721

IndusInd Bank Ltd.(a)	46,502	708,542

Just Dial Ltd.	23,324	392,794

Larsen & Toubro Ltd.	9,963	278,163

LIC Housing Finance Ltd.	29,276	227,734

Maruti Suzuki India Ltd.	13,790	930,695

Motherson Sumi Systems Ltd.	143,964	779,444

Natco Pharma Ltd.	10,399	375,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
UPL Ltd.	125,906	1,050,873

Yes Bank Ltd.	28,712	370,713

Total		7,957,462

INDONESIA 0.1%
PT Matahari Department Store Tbk	405,400	523,418

PT Mitra Keluarga Karyasehat Tbk	73,200	145,967

PT Nippon Indosari Corpindo Tbk	3,785,000	330,153

Total		999,538

IRELAND 0.9%
Amarin Corp. PLC, ADR(a)	208,665	471,583

Medtronic PLC	54,741	4,291,147

Smurfit Kappa Group PLC	63,011	1,896,131

Total		6,658,861

ISLE OF MAN —%
Eros International PLC(a)	5,120	183,194

ISRAEL 0.4%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	1,543,456	2,846,508

Teva Pharmaceutical Industries Ltd., ADR	2,400	165,648

Total		3,012,156

ITALY 0.6%
Ei Towers SpA	36,325	2,331,802

Esprinet SpA	123,293	1,090,023

Recordati SpA	37,573	936,293

Total		4,358,118

JAPAN 5.8%
Alps Electric Co., Ltd.	32,800	1,033,824

Aozora Bank Ltd.	285,000	1,093,595

Central Japan Railway Co.	5,100	892,203

CyberAgent, Inc.	45,893	1,973,876

CYBERDYNE, Inc.(a)	28,400	350,382

Daiichikosho Co., Ltd.	83,600	3,287,091

Eisai Co., Ltd.	13,300	868,023

Fuji Heavy Industries Ltd.	66,100	2,442,231

Hoya Corp.	33,200	1,403,971

Invincible Investment Corp.	3,200	1,705,025

IT Holdings Corp.	34,900	799,242

ITOCHU Corp.	149,800	1,833,828

KDDI Corp.	78,900	2,002,961

Common Stocks (continued)
Issuer	Shares	Value ($)
Keyence Corp.	2,400	1,208,966

Miraca Holdings, Inc.	41,400	1,905,530

Mitsubishi UFJ Financial Group, Inc.	254,900	1,854,930

Nakanishi, Inc.	29,700	1,183,501

Nihon M&A Center, Inc.	39,500	1,626,427

Nishi-Nippon City Bank Ltd. (The)	446,000	1,354,453

ORIX Corp.	162,000	2,419,572

Sony Corp.(a)	54,200	1,536,376

Sumitomo Mitsui Financial Group, Inc.	38,200	1,722,592

Tanseisha Co., Ltd.	154,800	1,140,003

Temp Holdings Co., Ltd.	37,500	1,548,951

Tokio Marine Holdings, Inc.	43,600	1,815,639

Toyota Motor Corp.	25,400	1,691,381

Total		40,694,573

MALTA —%
BGP Holdings PLC(a)(b)(c)	581,000	1

MARSHALL ISLANDS 0.1%
Tanker Investments Ltd.(a)	79,789	1,030,519

MEXICO 0.2%
Cemex SAB de CV, ADR(a)	83,619	710,762

Grupo Financiero Banorte SAB de CV, Class O	86,900	459,080

Total		1,169,842

NETHERLANDS 0.9%
AVG Technologies NV(a)	8,980	258,085

Cimpress NV(a)	300	19,359

ING Groep NV-CVA	197,111	3,353,233

Koninklijke Ahold NV	125,318	2,494,554

Total		6,125,231

NORWAY 1.5%
Atea ASA	97,890	847,862

BW LPG Ltd.	366,002	2,999,814

Kongsberg Automotive ASA(a)	2,695,302	1,692,720

Leroy Seafood Group ASA	76,783	2,641,385

Opera Software ASA	244,894	1,948,731

Spectrum ASA	78,217	300,671

Total		10,431,183

PANAMA —%
Banco Latinoamericano de Comercio Exterior SA, Class E	6,435	177,091

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
PERU 0.1%
Credicorp Ltd.	2,884	380,400

PHILIPPINES 0.2%
GT Capital Holdings, Inc.	15,005	459,508

Metropolitan Bank & Trust Co.	432,662	835,266

Robinsons Retail Holdings, Inc.	168,760	278,222

Total		1,572,996

PORTUGAL —%
Banco Espirito Santo SA, Registered Shares(a)(c)	641,287	28,172

RUSSIAN FEDERATION 0.2%
Lukoil PJSC, ADR	10,016	410,856

Magnit PJSC	2,085	412,737

Mail.ru Group Ltd., GDR(a)(d)	8,658	162,771

MMC Norilsk Nickel PJSC, ADR	21,773	336,611

Total		1,322,975

SINGAPORE 0.4%
DBS Group Holdings Ltd.	181,300	2,669,139

SOUTH AFRICA 0.5%
Aspen Pharmacare Holdings Ltd.	16,365	479,970

AVI Ltd.	94,535	596,344

Naspers Ltd., Class N	13,913	1,946,682

Sasol Ltd.	14,596	506,292

Total		3,529,288

SOUTH KOREA 1.4%
Cuckoo Electronics Co., Ltd.	2,166	556,075

GS Home Shopping, Inc.	4,659	807,129

Hotel Shilla Co., Ltd.	2,111	227,034

Hyundai Home Shopping Network Corp.	11,758	1,230,506

Hyungkuk F&B Co., Ltd.(a)(b)(c)	242	3,930

LF Corp.	36,570	1,093,434

Lotte Chemical Corp.	836	186,171

Pharma Research Products Co., Ltd.(a)(c)	717	60,306

Samchuly Bicycle Co., Ltd.	13,135	274,450

Samsung Electronics Co., Ltd.	2,747	2,786,988

Shinhan Financial Group Co., Ltd.	13,346	477,615

SK Hynix, Inc.	15,326	484,001

SK Telecom Co., Ltd.	7,031	1,508,950

Total		9,696,589

Common Stocks (continued)
Issuer	Shares	Value ($)
SPAIN 0.7%
Endesa SA	117,456	2,468,986

Iberdrola SA	332,065	2,342,772

Total		4,811,758

SWEDEN 0.5%
Nordea Bank AB	186,821	2,328,021

Saab AB, Class B	62,054	1,498,345

Total		3,826,366

SWITZERLAND 1.6%
Autoneum Holding AG	10,336	2,135,016

Forbo Holding AG, Registered Shares	973	1,186,168

Nestlé SA, Registered Shares	31,201	2,363,565

Novartis AG, Registered Shares	19,631	2,039,690

Roche Holding AG, Genusschein Shares	11,224	3,241,869

Total		10,966,308

TAIWAN 0.7%
Advanced Semiconductor Engineering, Inc.	355,000	412,129

Cathay Financial Holding Co., Ltd.	1,007,750	1,628,817

Cub Elecparts, Inc.	11,000	109,928

Eclat Textile Co., Ltd.	20,200	295,513

eMemory Technology, Inc.	26,000	291,000

Gigasolar Materials Corp.	10,400	169,486

Pegatron Corp.	335,000	941,591

Taiwan Semiconductor Manufacturing Co., Ltd.	223,530	976,829

Total		4,825,293

THAILAND —%
Mega Lifesciences PCL, Foreign Registered Shares	594,500	293,831

TURKEY 0.2%
Coca-Cola Icecek AS	22,619	324,866

Pegasus Hava Tasimaciligi AS(a)	43,500	383,025

Turkiye Garanti Bankasi AS	168,188	497,687

Total		1,205,578

UNITED ARAB EMIRATES 0.1%
Emaar Properties PJSC	390,411	837,008

UNITED KINGDOM 4.9%
Aon PLC	25,961	2,616,090

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
AstraZeneca PLC	26,490	1,787,103

AstraZeneca PLC, ADR	8,474	286,337

Aviva PLC	285,547	2,318,809

BHP Billiton PLC	70,645	1,304,567

BP PLC	131,316	810,948

BP PLC, ADR	61,527	2,274,653

Crest Nicholson Holdings PLC	200,704	1,711,326

DCC PLC	15,727	1,242,740

Delphi Automotive PLC	29,724	2,320,850

GlaxoSmithKline PLC	45,698	996,246

GW Pharmaceuticals PLC ADR(a)	3,985	456,322

HSBC Holdings PLC	287,207	2,600,053

Intermediate Capital Group PLC	70,755	644,732

John Wood Group PLC	218,672	2,136,016

KAZ Minerals PLC(a)	188,001	475,325

Optimal Payments PLC(a)	913,205	3,764,923

Reckitt Benckiser Group PLC	15,502	1,488,594

Royal Dutch Shell PLC, Class B	135,831	3,946,504

Vodafone Group PLC	295,420	1,115,758

Xchanging PLC	452,596	687,360

Total		34,985,256

UNITED STATES 28.7%
1-800-Flowers.com, Inc., Class A(a)	21,530	214,223

ADTRAN, Inc.	9,870	162,855

Aerie Pharmaceuticals, Inc.(a)	23,571	427,578

Aetna, Inc.	23,157	2,616,046

Affymetrix, Inc.(a)	18,890	207,034

AG Mortgage Investment Trust, Inc.	10,650	193,830

Air Transport Services Group, Inc.(a)	15,660	162,081

Alder Biopharmaceuticals, Inc.(a)	3,000	139,260

Alexion Pharmaceuticals, Inc.(a)	12,620	2,491,693

Alkermes PLC(a)	38,017	2,661,950

Altria Group, Inc.	62,988	3,425,287

AMAG Pharmaceuticals, Inc.(a)	1,680	107,352

American Equity Investment Life Holding Co.	9,200	271,768

Amkor Technology, Inc.(a)	38,875	171,439

Anacor Pharmaceuticals, Inc.(a)	580	86,530

Anadarko Petroleum Corp.	19,280	1,433,468

Analogic Corp.	1,800	144,990

Apollo Residential Mortgage, Inc.	4,100	59,368

Apple, Inc.(e)	76,193	9,242,211

ArcBest Corp.	6,490	214,494

Common Stocks (continued)
Issuer	Shares	Value ($)
Arena Pharmaceuticals, Inc.(a)	19,620	79,265

Argan, Inc.	5,420	210,730

Arlington Asset Investment Corp., Class A	11,205	214,015

Arrowhead Research Corp.(a)	42,546	262,934

Aspen Technology, Inc.(a)	6,410	284,476

Astronics Corp.(a)	3,320	205,840

Atento SA(a)	26,999	329,388

Banc of California, Inc.	5,325	64,592

Benchmark Electronics, Inc.(a)	925	20,406

Berkshire Hathaway, Inc., Class B(a)	34,801	4,967,495

Berkshire Hills Bancorp, Inc.	4,285	124,694

Berry Plastics Group, Inc.(a)	39,740	1,293,934

BGC Partners, Inc., Class A	1,330	13,101

BioMarin Pharmaceutical, Inc.(a)	7,820	1,143,831

BlackRock, Inc.	8,509	2,861,747

Bristol-Myers Squibb Co.	45,080	2,959,051

Buckle, Inc. (The)	1,910	84,479

Build-A-Bear Workshop, Inc.(a)	5,225	91,176

Cal-Maine Foods, Inc.	4,818	260,943

Capella Education Co.	2,960	152,470

Cash America International, Inc.	1,600	44,368

Cato Corp. (The), Class A	6,216	238,757

Celldex Therapeutics, Inc.(a)	9,108	214,493

Central Pacific Financial Corp.	9,330	217,296

Century Aluminum Co.(a)	14,780	137,750

Checkpoint Systems, Inc.	20,300	177,422

Chemtura Corp.(a)	8,585	235,487

Chesapeake Utilities Corp.	2,095	107,725

Children’s Place, Inc. (The)	1,700	98,430

Cinemark Holdings, Inc.	62,587	2,469,683

Cisco Systems, Inc.	54,108	1,537,749

Citi Trends, Inc.(a)	2,040	48,572

Citigroup, Inc.	75,500	4,413,730

Clearwater Paper Corp.(a)	3,800	223,630

Clovis Oncology, Inc.(a)	1,010	85,274

Coca-Cola Enterprises, Inc.	43,511	2,222,542

Cognizant Technology Solutions Corp., Class A(a)	5,169	326,164

Coherent, Inc.(a)	2,590	150,091

Comcast Corp., Class A	64,486	4,024,571

Constant Contact, Inc.(a)	7,460	192,766

Continental Building Product(a)	9,900	210,276

Convergys Corp.	10,500	263,655

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Cooper Tire & Rubber Co.	7,310	240,718

Coresite Realty Corp.	5,000	251,000

Cracker Barrel Old Country Store, Inc.	1,800	273,402

Cubic Corp.	4,700	208,539

Curis, Inc.(a)	29,750	93,415

Curtiss-Wright Corp.	685	46,148

Customers Bancorp, Inc.(a)	7,010	176,302

CVS Health Corp.	44,403	4,994,005

CyrusOne, Inc.	8,370	257,294

CYS Investments, Inc.	13,900	107,864

Dana Holding Corp.	11,060	205,274

Deluxe Corp.	4,240	273,183

Denny’s Corp.(a)	9,390	110,426

DHI Group, Inc.(a)	5,800	46,226

DiamondRock Hospitality Co.	8,225	103,717

DineEquity, Inc.	955	99,330

Diodes, Inc.(a)	9,000	199,710

DISH Network Corp., Class A(a)	27,348	1,766,954

Douglas Dynamics, Inc.	2,490	51,095

Dun & Bradstreet Corp. (The)	18,978	2,367,885

DuPont Fabros Technology, Inc.	7,700	232,155

Dyax Corp.(a)	2,870	70,631

Dynavax Technologies Corp.(a)	18,626	547,791

EarthLink Holdings Corp.	10,325	75,786

Eastman Chemical Co.	31,475	2,467,640

eBay, Inc.(a)	75,554	2,124,578

Electronic Arts, Inc.(a)	46,640	3,337,092

EMCOR Group, Inc.	5,600	267,848

Employers Holdings, Inc.	3,125	75,000

Enstar Group Ltd.(a)	415	66,396

Exelixis, Inc.(a)	7,430	42,574

Express Scripts Holding Co.(a)	31,650	2,850,715

Exxon Mobil Corp.	49,910	3,953,371

Facebook, Inc., Class A(a)	31,650	2,975,416

Fair Isaac Corp.	1,650	149,639

Fidelity & Guaranty Life	480	12,494

First BanCorp(a)	21,625	93,204

First NBC Bank Holding Co.(a)	4,420	168,844

Flex Pharma, Inc.(a)	25,023	390,109

General Cable Corp.	3,200	52,224

General Communication, Inc., Class A(a)	9,150	168,360

Gentherm, Inc.(a)	305	15,351

Goldman Sachs Group, Inc. (The)	17,641	3,617,640

Google, Inc., Class A(a)	4,961	3,261,857

Common Stocks (continued)
Issuer	Shares	Value ($)
Google, Inc., Class C(a)	4,974	3,111,784

GP Strategies Corp.(a)	495	14,202

Greatbatch, Inc.(a)	4,730	257,927

Helen of Troy Ltd.(a)	2,800	245,784

Heritage Insurance Holdings, Inc.(a)	8,780	217,042

Hilltop Holdings, Inc.(a)	2,475	52,099

Home Depot, Inc. (The)	42,728	5,000,458

HomeStreet, Inc.(a)	6,090	137,695

Honeywell International, Inc.	36,107	3,793,040

IDACORP, Inc.	2,600	161,486

INC Research Holdings, Inc. Class A(a)	5,950	297,678

Ingles Markets, Inc., Class A	2,400	111,072

Innospec, Inc.	1,800	77,850

Insight Enterprises, Inc.(a)	3,015	81,375

Insmed, Inc.(a)	12,617	341,921

Intercept Pharmaceuticals, Inc.(a)	3,650	962,906

International Bancshares Corp.	6,550	176,392

Investment Technology Group, Inc.	4,995	101,648

Jack in the Box, Inc.	3,190	303,050

Jones Energy, Inc., Class A(a)	3,300	23,232

JPMorgan Chase & Co.	80,413	5,510,703

Kadant, Inc.	4,440	202,420

Keryx Biopharmaceuticals, Inc.(a)	2,595	20,708

Kinder Morgan, Inc.	52,658	1,824,073

Kroger Co. (The)	62,404	2,448,733

Laboratory Corp. of America Holdings(a)	17,154	2,183,533

Lands’ End, Inc.(a)	7,900	186,282

Lannett Co., Inc.(a)	2,100	125,160

LaSalle Hotel Properties	7,800	259,506

LHC Group, Inc.(a)	720	29,009

Littelfuse, Inc.	1,615	148,580

Lockheed Martin Corp.	18,772	3,887,681

LogMeIn, Inc.(a)	3,665	269,671

Luxoft Holding, Inc.(a)	21,426	1,344,696

Macquarie Infrastructure Corp.	1,500	127,395

Magellan Health, Inc.(a)	3,638	220,426

Maiden Holdings Ltd.	12,920	213,697

Marriott Vacations Worldwide Corp.	3,020	252,472

MasterCard, Inc., Class A	35,831	3,489,939

Materion Corp.	5,610	171,666

Matson, Inc.	6,160	255,147

MAXIMUS, Inc.	1,115	76,054

Merit Medical Systems, Inc.(a)	10,240	261,734

Meritor, Inc.(a)	6,700	94,336

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Merrimack Pharmaceuticals, Inc.(a)	4,570	46,157

Methode Electronics, Inc.	4,785	128,382

MGIC Investment Corp.(a)	24,860	275,200

Microsemi Corp.(a)	8,005	263,685

Microsoft Corp.(e)	138,874	6,485,416

Molina Healthcare, Inc.(a)	3,900	294,177

Moog, Inc., Class A(a)	3,700	247,382

Mueller Industries, Inc.	875	28,324

Natus Medical, Inc.(a)	3,725	168,221

Nelnet, Inc., Class A	5,020	197,738

Neurocrine Biosciences, Inc.(a)	1,450	72,674

NeuStar, Inc., Class A(a)	7,680	237,082

New Jersey Resources Corp.	6,440	186,116

Newpark Resources, Inc.(a)	13,900	100,497

Nexstar Broadcasting Group, Inc., Class A	2,840	162,902

Northrop Grumman Corp.	7,960	1,377,160

Novavax, Inc.(a)	41,251	497,487

Occidental Petroleum Corp.	26,675	1,872,585

OFG Bancorp	1,100	8,866

Oil States International, Inc.(a)	3,520	105,987

Orthofix International NV(a)	5,300	176,808

Outerwall, Inc.	3,170	224,499

Overstock.com, Inc.(a)	3,400	71,944

Owens & Minor, Inc.	775	27,249

Pacific Ethanol, Inc.(a)	27,925	206,087

PAREXEL International Corp.(a)	4,070	280,667

PayPal Holdings, Inc.(a)	42,134	1,630,586

PDC Energy, Inc.(a)	840	39,438

Pebblebrook Hotel Trust	2,985	121,490

Pernix Therapeutics Holdings, Inc.(a)	11,820	58,864

Perry Ellis International, Inc.(a)	2,310	55,648

PetMed Express, Inc.	4,290	72,287

PG&E Corp.	62,925	3,304,192

Philip Morris International, Inc.	47,057	4,024,785

Pioneer Energy Services Corp.(a)	7,900	28,914

Piper Jaffray Companies(a)	1,100	49,335

Plantronics, Inc.	875	50,820

Polycom, Inc.(a)	18,000	204,840

PolyOne Corp.	3,560	122,001

Portland General Electric Co.	7,050	253,870

Portola Pharmaceuticals, Inc.(a)	1,970	97,397

Progress Software Corp.(a)	8,860	262,965

PTC Therapeutics, Inc.(a)	580	29,702

Common Stocks (continued)
Issuer	Shares	Value ($)
Public Storage	11,033	2,263,751

Puma Biotechnology, Inc.(a)	2,541	230,215

Quad/Graphics, Inc.	12,570	206,776

Quality Systems, Inc.	840	10,710

Quanta Services, Inc.(a)	63,370	1,750,279

Radian Group, Inc.	15,390	284,099

Regulus Therapeutics, Inc.(a)	24,325	199,465

RetailMeNot, Inc.(a)	8,070	122,261

REX American Resources Corp.(a)	4,000	206,560

RLJ Lodging Trust	2,845	84,866

RPX Corp.(a)	12,710	196,751

Ruth’s Hospitality Group, Inc.	3,780	66,263

Ryman Hospitality Properties, Inc.	4,700	268,746

Sanderson Farms, Inc.	3,110	223,951

Sanmina Corp.(a)	12,710	280,510

Schlumberger Ltd.	30,930	2,561,623

Science Applications International Corp.	4,700	252,296

Shenandoah Telecommunications Co.	2,400	82,512

Simon Property Group, Inc.	12,591	2,357,287

SJW Corp.	3,810	113,729

Skyworks Solutions, Inc.	15,536	1,486,329

Southwest Gas Corp.	4,240	238,882

Spark Therapeutics, Inc.(a)	1,380	84,787

Stillwater Mining Co.(a)	68,985	656,737

Strategic Hotels & Resorts, Inc.(a)	22,100	302,107

Sturm Ruger & Co., Inc.	4,140	248,483

Summit Hotel Properties, Inc.	17,400	237,162

Sunstone Hotel Investors, Inc.	17,350	244,114

SUPERVALU, Inc.(a)	15,880	146,414

Teledyne Technologies, Inc.(a)	1,200	124,404

TESARO, Inc.(a)	5,714	331,412

Thermo Fisher Scientific, Inc.	21,840	3,047,335

Time Warner, Inc.	37,587	3,309,159

TJX Companies, Inc. (The)	39,350	2,747,417

Triple-S Management Corp., Class B(a)	8,260	178,251

Tyson Foods, Inc., Class A	53,471	2,371,439

Ultragenyx Pharmaceutical, Inc.(a)	970	117,302

Usana Health Sciences, Inc.(a)	1,670	208,165

Vera Bradley, Inc.(a)	7,255	78,789

Vertex Pharmaceuticals, Inc.(a)	19,623	2,649,105

VMware, Inc., Class A(a)	22,118	1,971,377

vTv Therapeutics, Inc., Class A(a)	5,425	54,250

Wabash National Corp.(a)	17,300	237,702

Walker & Dunlop, Inc.(a)	9,270	222,016

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Washington Federal, Inc.	5,225	121,638

Web.com Group, Inc.(a)	3,675	91,471

Wells Fargo & Co.	80,812	4,676,590

West Corp.	900	25,965

Western Asset Mortgage Capital Corp.	925	12,830

Westmoreland Coal Co.(a)	7,080	110,377

Williams Companies, Inc. (The)	40,954	2,149,266

Wintrust Financial Corp.	1,275	68,748

Wolverine World Wide, Inc.	4,500	131,940

World Acceptance Corp.(a)	3,750	204,075

Xcerra Corp.(a)	18,060	113,507

Yahoo!, Inc.(a)	52,150	1,912,340

Total		202,484,880

Total Common Stocks
(Cost: $383,290,355)		423,731,948

Preferred Stocks 0.2%
GERMANY 0.2%
Henkel AG & Co. KGaA	12,242	1,452,036

Total Preferred Stocks
(Cost: $1,317,784)		1,452,036

Convertible Preferred Stocks 0.9%
IRELAND 0.1%
Allergan PLC, 5.500%	710	789,612

NETHERLANDS 0.1%
Fiat Chrysler Automobiles NV, 7.875%	3,400	461,108

UNITED STATES 0.7%
A. Schulman, Inc., 6.000%	125	119,160

AMG Capital Trust II, 5.150%	4,000	239,000

Alere, Inc., 3.000%	350	116,102

Alexandria Real Estate Equities, Inc., 7.000%	8,600	241,607

AmSurg Corp., 5.250%	1,000	139,375

American Tower Corp., 5.250%	1,845	191,050

American Tower Corp., 5.500%	1,800	182,646

Anadarko Petroleum Corp., 7.500%	2,500	125,325

Anthem, Inc., 5.250%	2,262	114,502

Bank of America Corp., 7.250%	300	333,690

Bunge Ltd., 4.875%	2,300	237,263

CenterPoint Energy, Inc., 3.943%(f)	4,400	304,150

Chesapeake Energy Corp., 5.750%(d)	480	248,700

Cowen Group, Inc., 5.625%(d)	125	126,875

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
Crown Castle International Corp., 4.500%	2,420	250,252

Dominion Resources, Inc., 6.000%	3,100	175,894

Dominion Resources, Inc., 6.125%	3,100	175,088

Frontier Communications Corp., 11.125%	3,200	312,800

Health Care REIT, Inc., 6.500%	3,900	242,970

NextEra Energy, Inc., 5.799%	4,500	260,910

Omnicare Capital Trust II, 4.000%	1,500	177,900

Penn Virginia Corp., 6.000%(d)	1,150	14,398

Post Holdings, Inc., 3.750%(d)	1,600	191,470

Southwestern Energy Co., 6.250%	4,200	180,600

T-Mobile USA, Inc., 5.500%	2,600	185,120

Tyson Foods, Inc., 4.750%	4,700	253,565

Weyerhaeuser Co., 6.375%	4,400	226,072

iStar Financial, Inc., 4.500%	2,100	117,666

Total		5,484,150

Total Convertible Preferred Stocks
(Cost: $6,452,003)		6,734,870

Corporate Bonds & Notes(g) 3.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUSTRALIA —%
FMG Resources August 2006 Proprietary Ltd.(d)
03/01/22	9.750%	38,000	34,960

BRAZIL 0.1%
Vale Overseas Ltd.
11/21/36	6.875%	500,000	466,350

CANADA 0.2%
BC ULC/New Red Finance, Inc.(d)
01/15/22	4.625%	95,000	95,000
04/01/22	6.000%	59,000	60,906

Bombardier, Inc.(d)
03/15/20	7.750%	18,000	16,695
03/15/25	7.500%	33,000	27,308

Concordia Healthcare Corp.(d)
04/15/23	7.000%	35,000	35,656

MDC Partners, Inc.(d)
04/01/20	6.750%	122,000	120,780

NOVA Chemicals Corp.(d)
08/01/23	5.250%	77,000	77,000
05/01/25	5.000%	92,000	91,080

Teck Resources Ltd.
02/01/43	5.400%	500,000	346,098

Valeant Pharmaceuticals International, Inc.(d)
03/01/23	5.500%	35,000	35,788

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/23	5.875%	108,000	112,309
04/15/25	6.125%	80,000	83,600

Videotron Ltd.
07/15/22	5.000%	47,000	47,537

Total			1,149,757

GERMANY —%
Unitymedia Hessen GmbH & Co. KG NRW(d)
01/15/25	5.000%	200,000	197,000

GUATEMALA —%
Agromercantil Senior Trust(d)
04/10/19	6.250%	104,000	107,640

IRELAND —%
AerCap Ireland Capital Ltd./Global Aviation Trust(d)
05/15/21	4.500%	101,000	102,515

Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
01/31/21	6.750%	40,000	41,000

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	121,000	122,210

Total			265,725

ITALY 0.1%
Telecom Italia SpA(d)
05/30/24	5.303%	104,000	104,520

Wind Acquisition Finance SA(d)
04/30/20	6.500%	36,000	38,250
07/15/20	4.750%	104,000	106,340
04/23/21	7.375%	62,000	65,720

Total			314,830

LUXEMBOURG 0.1%
Altice SA(d)
05/15/22	7.750%	124,000	124,930

INEOS Group Holdings SA(d)
08/15/18	6.125%	11,000	11,193
02/15/19	5.875%	71,000	71,621

Intelsat Jackson Holdings SA
10/15/20	7.250%	130,000	128,862

Intelsat Luxembourg SA
06/01/23	8.125%	50,000	39,750

Total			376,356

NETHERLANDS 0.1%
NXP BV/Funding LLC(d)
06/01/18	3.750%	74,000	74,925
06/15/22	4.625%	51,000	50,490
03/15/23	5.750%	35,000	36,225

Playa Resorts Holding BV(d)
08/15/20	8.000%	141,000	146,288

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Schaeffler Holding Finance BV PIK(d)
08/15/18	6.875%		194,000	200,790

Total				508,718

RUSSIAN FEDERATION 0.1%
Lukoil International Finance BV(d)
11/09/20	6.125%		355,000	361,354

Sibur Securities Ltd.(d)
01/31/18	3.914%		273,000	257,098

Total				618,452

SUPRA-NATIONAL —%
European Investment Bank
01/18/27	2.150%	JPY	2,500,000	24,184

UNITED KINGDOM —%
Intelsat Jackson Holdings SA
04/01/21	7.500%		11,000	10,945

Royal Bank of Scotland Group PLC
05/28/24	5.125%		59,000	59,619

Virgin Media Finance PLC(d)
01/15/25	5.750%		134,000	134,402

Virgin Media Secured Finance PLC(d)
01/15/26	5.250%		55,000	53,075

Total				258,041

UNITED STATES 3.2%
ADT Corp. (The)
07/15/22	3.500%		55,000	50,359

AES Corp. (The)
07/01/21	7.375%		87,000	95,482

AMC Entertainment, Inc.
06/15/25	5.750%		52,000	51,740

AMC Networks, Inc.
07/15/21	7.750%		12,000	12,975
12/15/22	4.750%		128,000	128,960

APX Group, Inc.
12/01/19	6.375%		147,000	143,692
12/01/20	8.750%		73,000	66,248

Acadia Healthcare Co., Inc.
07/01/22	5.125%		17,000	16,958

Acadia Healthcare Co., Inc.(d)
02/15/23	5.625%		22,000	22,330

Activision Blizzard, Inc.(d)
09/15/21	5.625%		160,000	168,000

Air Medical Merger Sub Corp.(d)
05/15/23	6.375%		40,000	37,400

Aircastle Ltd.
03/15/21	5.125%		86,000	88,580
02/15/22	5.500%		31,000	32,318

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alcoa, Inc.
10/01/24	5.125%	62,000	62,310

Alere, Inc.(d)
07/01/23	6.375%	46,000	47,840

Allegion US Holding Co., Inc.
10/01/21	5.750%	59,000	60,328

Alliance Data Systems Corp.(d)
04/01/20	6.375%	96,000	99,840
08/01/22	5.375%	111,000	109,890

Ally Financial, Inc.
02/13/22	4.125%	103,000	101,455
05/19/22	4.625%	131,000	130,672
09/30/24	5.125%	32,000	32,360
03/30/25	4.625%	50,000	48,125

Altice US Finance I Corp.(d)
07/15/23	5.375%	42,000	42,210

Altice US Finance II Corp.(d)
07/15/25	7.750%	33,000	32,753

American Axle & Manufacturing, Inc.
02/15/19	5.125%	85,000	86,487

American Builders & Contractors Supply Co., Inc.(d)
04/15/21	5.625%	84,000	85,995

Amsted Industries, Inc.(d)
03/15/22	5.000%	49,000	48,878

Amsurg Corp.
07/15/22	5.625%	62,000	63,770

Ancestry.com, Inc.
12/15/20	11.000%	65,000	73,775

Angus Chemical Co.(d)
02/15/23	8.750%	52,000	53,300

Antero Resources Corp.
12/01/22	5.125%	86,000	81,270

Antero Resources Corp.(d)
06/01/23	5.625%	103,000	99,137

Aramark Services, Inc.
03/15/20	5.750%	60,000	62,700

ArcelorMittal
03/01/21	6.250%	161,000	162,610

Asbury Automotive Group, Inc.
12/15/24	6.000%	34,000	35,360

Ashland, Inc.
04/15/18	3.875%	150,000	154,582

Ashtead Capital, Inc.(d)
07/15/22	6.500%	72,000	75,960

Audatex North America, Inc.(d)
06/15/21	6.000%	114,000	116,422
11/01/23	6.125%	61,000	59,628

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(d)
05/01/21	7.375%	88,000	94,160

Berry Plastics Corp.
05/15/22	5.500%	51,000	51,510
07/15/23	5.125%	38,000	37,335

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Blue Racer Midstream LLC/Finance Corp.(d)
11/15/22	6.125%	96,000	97,680

Boyd Gaming Corp.
05/15/23	6.875%	38,000	39,520

CB Richard Ellis Services, Inc.
03/15/25	5.250%	100,000	104,000

CBRE Services, Inc.
03/15/23	5.000%	46,000	47,178

CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	40,000	40,500

CCO Holdings LLC/Capital Corp.(d)
05/01/23	5.125%	10,000	9,900
05/01/25	5.375%	77,000	75,845
05/01/27	5.875%	30,000	29,719

CEB, Inc.(d)
06/15/23	5.625%	19,000	19,048

CHS/Community Health Systems, Inc.
02/01/22	6.875%	150,000	160,500

CIT Group, Inc.
03/15/18	5.250%	123,000	127,612

CIT Group, Inc.(d)
02/15/19	5.500%	119,000	125,842

CSC Holdings LLC
02/15/19	8.625%	101,000	114,887
06/01/24	5.250%	68,000	62,985

Cable One, Inc.(d)
06/15/22	5.750%	28,000	28,630

Caleres, Inc.(d)
08/15/23	6.250%	20,000	20,175

Calpine Corp.(d)
01/15/22	6.000%	58,000	61,625

Capsugel SA PIK(d)
05/15/19	7.000%	20,000	20,300

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	88,000	84,462

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/24	5.375%	56,000	57,270

Celanese U.S. Holdings LLC
06/15/21	5.875%	88,000	93,280

Centene Corp.
05/15/22	4.750%	69,000	69,345

CenturyLink, Inc.
06/15/21	6.450%	109,000	111,180
03/15/22	5.800%	25,000	24,281
12/01/23	6.750%	35,000	35,088

CenturyLink, Inc.(d)
04/01/25	5.625%	32,000	29,240

Cequel Communications Holdings I LLC/Capital Corp.(d)
09/15/20	6.375%	69,000	69,518
12/15/21	5.125%	36,000	33,435

Chemours Co. LLC (The)(d)
05/15/23	6.625%	81,000	71,280
05/15/25	7.000%	48,000	42,105

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Energy Corp.
02/15/21	6.125%	118,000	101,775
03/15/23	5.750%	74,000	62,530

Choice Hotels International, Inc.
07/01/22	5.750%	58,000	61,915

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	90,000	94,556
11/15/22	6.500%	131,000	136,567

Concho Resources, Inc.
10/01/22	5.500%	281,000	281,000
04/01/23	5.500%	81,000	81,000

Constellation Brands, Inc.
11/15/19	3.875%	62,000	63,232
11/15/24	4.750%	60,000	61,200

ConvaTec Finance International SA PIK(d)
01/15/19	8.250%	40,000	39,500

Crestwood Midstream Partners LP/Finance Corp.
12/15/20	6.000%	8,000	8,060
03/01/22	6.125%	50,000	49,375

Crestwood Midstream Partners LP/Finance Corp.(d)
04/01/23	6.250%	63,000	63,315

Crown Castle International Corp.
04/15/22	4.875%	152,000	155,982

CrownRock LP/Finance, Inc.(d)
02/15/23	7.750%	52,000	53,820

CyrusOne LP/Finance Corp.
11/15/22	6.375%	44,000	45,540

D.R. Horton, Inc.
09/15/22	4.375%	26,000	25,740

DISH DBS Corp.
06/01/21	6.750%	196,000	207,270
11/15/24	5.875%	26,000	25,220

DR Horton, Inc.
02/15/20	4.000%	37,000	37,740

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	167,000	177,855
07/15/24	5.125%	31,000	31,239

Diamondback Energy, Inc.
10/01/21	7.625%	17,000	18,020

DigitalGlobe, Inc.(d)
02/01/21	5.250%	8,000	7,680

Dollar Tree, Inc.(d)
03/01/23	5.750%	68,000	71,740

E*TRADE Financial Corp.
11/15/22	5.375%	141,000	146,992
09/15/23	4.625%	46,000	45,770

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	96,000	99,600
09/01/22	7.750%	66,000	65,835

EP Energy LLC/Everest Acquisition Finance, Inc.(d)
06/15/23	6.375%	75,000	70,125

Eco Services Operations LLC/Finance Corp.(d)
11/01/22	8.500%	51,000	50,618

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Endo Finance LLC/Finco, Inc.(d)
02/01/25	6.000%	74,000	76,220

Energy Transfer Equity LP
01/15/24	5.875%	31,000	31,543
06/01/27	5.500%	125,000	122,500

Energy Transfer Partners LP
03/15/45	5.150%	250,000	219,132

Entegris, Inc.(d)
04/01/22	6.000%	84,000	86,100

Equinix, Inc.
01/01/22	5.375%	76,000	77,140

ExamWorks Group, Inc.
04/15/23	5.625%	26,000	26,683

First Data Corp.
01/15/21	12.625%	124,000	143,530

First Data Corp.(d)
11/01/20	6.750%	122,000	129,015
01/15/21	8.250%	144,000	152,460

Florida East Coast Holdings Corp.(d)
05/01/19	6.750%	68,000	68,680

Fresenius Medical Care U.S. Finance II, Inc.(d)
01/31/22	5.875%	134,000	144,720
10/15/24	4.750%	14,000	14,000

Frontier Communications Corp.
07/01/21	9.250%	101,000	105,040
01/15/25	6.875%	100,000	85,125

GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	76,000	79,186

Gates Global LLC/Co.(d)
07/15/22	6.000%	43,000	38,163

Goodman Networks, Inc.
07/01/18	12.125%	22,000	16,665

Group 1 Automotive, Inc.
06/01/22	5.000%	28,000	28,000

HCA Holdings, Inc.
02/15/21	6.250%	302,000	330,690

HCA, Inc.
02/01/25	5.375%	147,000	150,307
04/15/25	5.250%	80,000	84,200

HD Supply, Inc.
04/15/20	11.000%	85,000	94,775
07/15/20	7.500%	115,000	122,762

HD Supply, Inc.(d)
12/15/21	5.250%	43,000	44,290

HUB International Ltd.(d)
10/01/21	7.875%	155,000	158,294

Hiland Partners LP/Finance Corp.(d)
10/01/20	7.250%	98,000	105,717

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	180,000	187,425

Hologic, Inc.(d)
07/15/22	5.250%	44,000	45,430

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hub Holdings LLC/Finance, Inc. PIK(d)
07/15/19	8.125%	15,000	15,000

Hughes Satellite Systems Corp.
06/15/19	6.500%	50,000	54,869

Huntington Ingalls Industries, Inc.(d)
12/15/21	5.000%	26,000	26,715

Huntsman International LLC(d)
11/15/22	5.125%	43,000	41,495

IHS, Inc.(d)
11/01/22	5.000%	86,000	86,108

IMS Health, Inc.(d)
11/01/20	6.000%	107,000	110,745

Icahn Enterprises LP/Finance Corp.
02/01/22	5.875%	60,000	62,100

International Game Technology PLC(d)
02/15/22	6.250%	91,000	89,521

International Lease Finance Corp.
05/15/19	6.250%	138,000	150,399
12/15/20	8.250%	159,000	190,402

Interval Acquisition Corp.(d)
04/15/23	5.625%	47,000	47,235

JM Huber Corp.(d)
11/01/19	9.875%	110,000	116,600

Jaguar Holding Co. I PIK(d)
10/15/17	9.375%	38,000	38,808

Kinder Morgan, Inc.
09/15/20	6.500%	166,000	190,061

Kosmos Energy Ltd.(d)
08/01/21	7.875%	100,000	90,500

L Brands, Inc.
04/01/21	6.625%	80,000	89,950

LTF Merger Sub, Inc.(d)
06/15/23	8.500%	51,000	49,088

Laredo Petroleum, Inc.
01/15/22	5.625%	10,000	9,625
05/01/22	7.375%	115,000	117,012
03/15/23	6.250%	132,000	131,010

Level 3 Communications, Inc.
12/01/22	5.750%	50,000	50,375

Level 3 Financing, Inc.
01/15/21	6.125%	88,000	92,290
08/15/22	5.375%	72,000	72,720

LifePoint Health, Inc.
12/01/21	5.500%	94,000	97,525

MGM Resorts International
03/01/18	11.375%	140,000	165,200
10/01/20	6.750%	48,000	51,360
03/15/23	6.000%	54,000	54,945

MPH Acquisition Holdings LLC(d)
04/01/22	6.625%	84,000	86,730

MSCI, Inc.(d)
11/15/24	5.250%	62,000	63,221

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mallinckrodt International Finance SA/CB LLC(d)
04/15/25	5.500%	22,000	22,165

MarkWest Energy Partners LP/Finance Corp.
02/15/23	5.500%	200,000	205,000
07/15/23	4.500%	38,000	36,955
12/01/24	4.875%	162,000	157,950

Meritage Homes Corp.
04/01/22	7.000%	97,000	103,305

Monitronics International, Inc.
04/01/20	9.125%	58,000	56,188

NCR Corp.
12/15/21	5.875%	47,000	48,645

NRG Energy, Inc.
07/15/22	6.250%	115,000	115,287

NRG Yield Operating LLC
08/15/24	5.375%	66,000	66,000

National Financial Partners Corp.(d)
07/15/21	9.000%	18,000	18,045

Navient Corp.
01/15/19	5.500%	40,000	39,100
10/26/20	5.000%	9,000	8,303
01/25/22	7.250%	40,000	39,500
03/25/24	6.125%	47,000	41,830
10/25/24	5.875%	106,000	92,220

Netflix, Inc.(d)
02/15/22	5.500%	68,000	70,720
02/15/25	5.875%	114,000	119,700

Nielsen Finance LLC/Co.
10/01/20	4.500%	26,000	26,520

Nielsen Finance LLC/Co.(d)
04/15/22	5.000%	25,000	24,781

Noble Holding International Ltd.
03/15/42	5.250%	250,000	176,833
04/01/45	6.950%	675,000	570,956

Nortek, Inc.
04/15/21	8.500%	91,000	97,370

Oasis Petroleum, Inc.
11/01/21	6.500%	153,000	139,230
03/15/22	6.875%	113,000	103,960

OneMain Financial Holdings, Inc.(d)
12/15/19	6.750%	28,000	29,470
12/15/21	7.250%	44,000	45,870

Outfront Media Capital LLC/Corp.
02/15/22	5.250%	31,000	31,155
02/15/24	5.625%	31,000	31,543
03/15/25	5.875%	79,000	81,173

Outfront Media Capital LLC/Corp.(d)
02/15/24	5.625%	9,000	9,180

PQ Corp.(d)
11/01/18	8.750%	401,000	407,015

Parsley Energy LLC/Finance Corp.(d)
02/15/22	7.500%	147,000	147,367

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.
11/01/21	5.875%	24,000	24,480

Penske Automotive Group, Inc.
12/01/24	5.375%	37,000	37,278

PetSmart, Inc.(d)
03/15/23	7.125%	57,000	60,278

Pinnacle Entertainment, Inc.
08/01/21	6.375%	64,000	69,040

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	11,000	11,151

Plantronics, Inc.(d)
05/31/23	5.500%	36,000	36,540

Plastipak Holdings, Inc.(d)
10/01/21	6.500%	58,000	58,290

Post Holdings, Inc.
02/15/22	7.375%	16,000	16,360

Post Holdings, Inc.(d)
12/15/22	6.000%	11,000	10,670

Provident Funding Associates LP/Finance Corp.(d)
06/15/21	6.750%	126,000	120,960

Qualitytech LP/Finance Corp.
08/01/22	5.875%	39,000	39,585

Quicken Loans, Inc.(d)
05/01/25	5.750%	110,000	106,425

Quintiles Transnational Corp.(d)
05/15/23	4.875%	52,000	52,747

RHP Hotel Properties LP/Finance Corp.(d)
04/15/23	5.000%	15,000	14,850

RSI Home Products, Inc.(d)
03/15/23	6.500%	35,000	35,831

RSP Permian, Inc.(d)
10/01/22	6.625%	26,000	26,195

Range Resources Corp.(d)
05/15/25	4.875%	63,000	60,480

Reynolds Group Issuer, Inc./LLC
02/15/21	6.875%	157,000	164,098
02/15/21	8.250%	10,000	10,375

Rite Aid Corp.
03/15/20	9.250%	49,000	53,236

Rite Aid Corp.(d)
04/01/23	6.125%	125,000	129,844

Riverbed Technology, Inc.(d)
03/01/23	8.875%	51,000	47,940

Rose Rock Midstream LP/Finance Corp.(d)
11/15/23	5.625%	41,000	38,950

SBA Telecommunications, Inc.
07/15/20	5.750%	148,000	154,660

SM Energy Co.
06/01/25	5.625%	64,000	60,480

SS&C Technologies Holdings, Inc.(d)
07/15/23	5.875%	27,000	27,945

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sabine Pass Liquefaction LLC(d)
03/01/25	5.625%	141,000	138,885

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	51,000	53,346

Scientific Games International, Inc.
12/01/22	10.000%	122,000	118,492

Scientific Games International, Inc.(d)
01/01/22	7.000%	111,000	115,024

Serta Simmons Bedding LLC(d)
10/01/20	8.125%	112,000	118,580

Signode Industrial Group Luxembourg SA/US, Inc.(d)
05/01/22	6.375%	65,000	63,538

Spectrum Brands, Inc.
11/15/22	6.625%	66,000	70,620

Spectrum Brands, Inc.(d)
07/15/25	5.750%	55,000	56,639

Springleaf Finance Corp.
12/15/17	6.900%	39,000	41,633
06/01/20	6.000%	36,000	36,810
10/01/21	7.750%	102,000	112,455

Sprint Communications, Inc.
11/15/22	6.000%	115,000	101,027

Sprint Communications, Inc.(d)
03/01/20	7.000%	161,000	171,465

Sprint Corp.
09/15/21	7.250%	130,000	124,312
02/15/25	7.625%	23,000	21,333

Standard Pacific Corp.
12/15/21	6.250%	77,000	82,198
11/15/24	5.875%	20,000	20,550

Sterigenics-Nordion Holdings LLC(d)
05/15/23	6.500%	28,000	28,630

Surgical Care Affiliates, Inc.(d)
04/01/23	6.000%	27,000	27,405

T-Mobile USA, Inc.
04/28/21	6.633%	174,000	184,214
01/15/22	6.125%	34,000	35,530
03/01/23	6.000%	63,000	65,678
01/15/24	6.500%	26,000	27,454
03/01/25	6.375%	16,000	16,780

Talen Energy Supply LLC(d)
06/01/25	6.500%	59,000	57,820

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	3,000	2,963
11/15/23	4.250%	73,000	67,525

Targa Resources Partners LP/Finance Corp.(d)
01/15/18	5.000%	90,000	93,150
11/15/19	4.125%	33,000	33,000

Taylor Morrison Communities, Inc./Monarch, Inc.(d)
04/15/21	5.250%	61,000	60,848
04/15/23	5.875%	16,000	15,900

Teleflex, Inc.
06/15/24	5.250%	6,000	6,135

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tempur Sealy International, Inc.
12/15/20	6.875%	77,000	82,486

Tenet Healthcare Corp.
06/01/20	4.750%	165,000	170,775
04/01/21	4.500%	67,000	67,335
04/01/22	8.125%	121,000	135,747

Tenet Healthcare Corp.(d)
03/01/19	5.000%	24,000	24,240
06/15/23	6.750%	100,000	104,500

Tenneco, Inc.
12/15/24	5.375%	27,000	27,878

TerraForm Power Operating LLC(d)
02/01/23	5.875%	74,000	74,694
06/15/25	6.125%	14,000	14,035

Tesoro Logistics LP/Finance Corp.(d)
10/15/19	5.500%	17,000	17,595
10/15/22	6.250%	105,000	109,725

TransDigm, Inc.
07/15/21	7.500%	44,000	47,124
07/15/24	6.500%	76,000	76,380

TransDigm, Inc.(d)
05/15/25	6.500%	58,000	58,073

Transocean, Inc.
12/15/21	6.875%	29,000	24,541
10/15/22	4.300%	79,000	57,374

USG Corp.(d)
11/01/21	5.875%	44,000	45,815
03/01/25	5.500%	9,000	8,955

United Rentals North America, Inc.
04/15/22	7.625%	69,000	74,951

Universal Health Services, Inc.(d)
08/01/22	4.750%	90,000	92,025

Univision Communications, Inc.(d)
09/15/22	6.750%	84,000	90,300
02/15/25	5.125%	202,000	202,505

Valeant Pharmaceuticals International, Inc.(d)
10/15/20	6.375%	298,000	314,017

VeriSign, Inc.
05/01/23	4.625%	66,000	63,855
04/01/25	5.250%	55,000	55,413

WR Grace & Co.(d)
10/01/21	5.125%	73,000	73,730
10/01/24	5.625%	24,000	24,480

WhiteWave Foods Co. (The)
10/01/22	5.375%	78,000	81,900

Whiting Petroleum Corp.
03/15/21	5.750%	138,000	134,550
04/01/23	6.250%	35,000	34,125

Williams Partners LP/ACMP Finance Corp.
05/15/23	4.875%	175,000	171,382

Windstream Services LLC
10/15/20	7.750%	21,000	19,228

Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ZF North America Capital, Inc.(d)
04/29/25	4.750%	130,000	127,075

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	22,000	24,420

Zayo Group LLC/Capital, Inc.(d)
04/01/23	6.000%	171,000	171,554
05/15/25	6.375%	16,000	15,820

Zebra Technologies Corp.(d)
10/15/22	7.250%	76,000	83,220

iHeartCommunications, Inc.
03/01/21	9.000%	93,000	84,165
09/15/22	9.000%	32,000	28,700

iStar Financial, Inc.
07/01/19	5.000%	58,000	56,916

Total			22,855,912

VIRGIN ISLANDS —%
Platform Specialty Products Corp.(d)
02/01/22	6.500%	111,000	114,885

Total Corporate Bonds & Notes
(Cost: $27,317,009)			27,292,810

Convertible Bonds 2.3%
CHINA 0.1%
Ctrip.com International Ltd.(d)
07/01/20	1.000%	150,000	142,932

Qihoo 360 Technology Co., Ltd.(d)
08/15/21	1.750%	130,000	113,994

Total			256,926

IRELAND —%
Corsicanto Ltd.
01/15/32	3.500%	123,000	124,922

MARSHALL ISLANDS —%
Scorpio Tankers, Inc.(d)
07/01/19	2.375%	120,000	131,150

MEXICO —%
Cemex SAB de CV(d)
03/15/20	3.720%	170,000	174,038

NETHERLANDS —%
NXP Semiconductors NV(d)
12/01/19	1.000%	140,000	164,325

UNITED STATES 2.2%
AMAG Pharmaceuticals, Inc.
02/15/19	2.500%	60,000	144,337

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARIAD Pharmaceuticals, Inc.(d)
06/15/19	3.625%	120,000	136,886

Acorda Therapeutics, Inc.
06/15/21	1.750%	120,000	123,675

Aegerion Pharmaceuticals, Inc.(d)
08/15/19	2.000%	230,000	188,715

Air Lease Corp.
12/01/18	3.875%	129,000	175,279

American Energy - Utica LLC PIK(d)
03/01/21	3.500%	120,000	42,000

American Energy-Permian Basin LLC PIK(d)
05/01/22	8.000%	60,000	26,400

Anthem, Inc.
10/15/42	2.750%	100,000	206,062

Ares Capital Corp.
01/15/19	4.375%	240,000	246,300

Atlas Air Worldwide Holdings, Inc.
06/01/22	2.250%	140,000	131,425

Avid Technology, Inc.(d)
06/15/20	2.000%	41,000	35,954

BioMarin Pharmaceutical, Inc.
10/15/20	1.500%	170,000	285,919

Blackstone Mortgage Trust, Inc.
12/01/18	5.250%	155,000	167,087

Bottomline Technologies de, Inc.
12/01/17	1.500%	110,000	120,625

Cepheid
02/01/21	1.250%	140,000	155,050

Ciena Corp.(d)
10/15/18	3.750%	120,000	171,055

Clean Energy Fuels Corp.(d)
10/01/18	5.250%	140,000	100,510

Clovis Oncology, Inc.(d)
09/15/21	2.500%	100,000	157,440

Cobalt International Energy, Inc.
12/01/19	2.625%	340,000	226,814

Cornerstone OnDemand, Inc.
07/01/18	1.500%	100,000	101,125

Electronic Arts, Inc.
07/15/16	0.750%	110,000	247,706

Encore Capital Group, Inc.
03/15/21	2.875%	130,000	120,169

Endeavour International Corp.(h)
07/15/16	5.500%	110,000	275

EnerNOC, Inc.(d)
08/15/19	2.250%	130,000	91,763

Energy XXI Ltd.
12/15/18	3.000%	180,000	22,759

Envestnet, Inc.
12/15/19	1.750%	150,000	152,437

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Equinix, Inc.
06/15/16	4.750%	76,000	264,195

Exelixis, Inc.
08/15/19	4.250%	150,000	179,156

Extra Space Storage LP(d)
07/01/33	2.375%	100,000	133,563

FireEye, Inc.(d)
06/01/35	1.625%	140,000	142,888

Forest City Enterprises, Inc.
08/15/20	3.625%	220,000	246,537

General Cable Corp.(f)
11/15/29	4.500%	260,000	194,512

Gilead Sciences, Inc.
05/01/16	1.625%	42,000	218,211

Global Eagle Entertainment, Inc.(d)
02/15/35	2.750%	60,000	57,078

Gogo, Inc.(d)
03/01/20	3.750%	120,000	117,859

Greenbrier Companies, Inc. (The)
04/01/18	3.500%	90,000	113,175

HeartWare International, Inc.(d)
12/15/21	1.750%	110,000	121,619

Iconix Brand Group, Inc.
03/15/18	1.500%	108,000	103,883

Immunomedics, Inc.(d)
02/15/20	4.750%	103,000	75,293

Impax Laboratories, Inc.(d)
06/15/22	2.000%	233,000	239,990

Incyte Corp.
11/15/20	1.250%	140,000	292,114

Intel Corp.
08/01/39	3.250%	290,000	421,587

Isis Pharmaceuticals, Inc.(d)
11/15/21	1.000%	120,000	127,350

Jarden Corp.
09/15/18	1.875%	180,000	321,300

Jazz Investments I Ltd.(d)
08/15/21	1.875%	130,000	158,196

LinkedIn Corp.(d)
11/01/19	0.500%	230,000	231,725

Medicines Co. (The)(d)
01/15/22	2.500%	170,000	194,686

Mentor Graphics Corp.
04/01/31	4.000%	92,000	122,130

Merrimack Pharmaceuticals, Inc.
07/15/20	4.500%	60,000	107,700

Microchip Technology, Inc.(d)
02/15/25	1.625%	400,000	376,000

Micron Technology, Inc.
02/15/33	2.125%	160,000	283,800

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molina Healthcare, Inc.
08/15/44	1.625%	190,000	262,675

Mylan, Inc.
09/15/15	3.750%	40,000	174,625

NRG Yield, Inc.(d)
06/01/20	3.250%	180,000	170,325

NVIDIA Corp.
12/01/18	1.000%	180,000	206,100

National Health Investors, Inc.
04/01/21	3.250%	160,000	159,800

Navistar International Corp.
04/15/19	4.750%	285,000	225,150

Novellus Systems, Inc.
05/15/41	2.625%	160,000	360,896

ON Semiconductor Corp.
12/15/26	2.625%	110,000	129,388

Omnicare, Inc.
12/15/35	3.250%	50,000	63,000

Palo Alto Networks, Inc.(i)
07/01/19	0.000%	140,000	243,512

Pattern Energy Group, Inc.(d)
07/15/20	4.000%	70,000	71,138

Priceline Group, Inc. (The)
03/15/18	1.000%	230,000	321,569

Proofpoint, Inc.(d)
06/15/20	0.750%	142,000	154,514

RTI International Metals, Inc.
10/15/19	1.625%	170,000	179,881

RWT Holdings, Inc.(d)
11/15/19	5.625%	130,000	124,534

Radian Group, Inc.
11/15/17	3.000%	120,000	196,800

Red Hat, Inc.(d)
10/01/19	0.250%	150,000	188,062

Restoration Hardware Holdings, Inc.(d)(i)
07/15/20	0.000%	115,000	116,929

Royal Gold, Inc.
06/15/19	2.875%	171,000	167,721

Salesforce.com, Inc.
04/01/18	0.250%	200,000	251,750

ServiceNow, Inc.(i)
11/01/18	0.000%	120,000	148,125

Spansion LLC
09/01/20	2.000%	60,000	123,150

Starwood Property Trust, Inc.
10/15/17	3.750%	180,000	181,237

Starwood Waypoint Residential Trust
07/01/19	3.000%	90,000	84,431

Starwood Waypoint Residential Trust(d)
10/15/17	4.500%	101,000	101,362

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stone Energy Corp.
03/01/17	1.750%	130,000	110,500

SunEdison, Inc.(d)
06/01/25	3.375%	500,000	455,461

SunPower Corp.
06/01/18	0.750%	100,000	124,000

TESARO, Inc.
10/01/21	3.000%	80,000	145,400

Teleflex, Inc.
08/01/17	3.875%	50,000	108,844

TiVo, Inc.(d)
10/01/21	2.000%	235,000	213,556

Twitter, Inc.(d)
09/15/21	1.000%	220,000	190,437

United Therapeutics Corp.
09/15/16	1.000%	30,000	106,219

Vantage Drilling Co.(d)
07/15/43	5.500%	102,000	67,185

Vector Group Ltd.(f)
01/15/19	2.500%	125,000	195,387
04/15/20	1.750%	50,000	56,419

Verint Systems, Inc.
06/01/21	1.500%	120,000	133,125

WESCO International, Inc.
09/15/29	6.000%	50,000	107,875

Wabash National Corp.
05/01/18	3.375%	82,000	109,622

Walter Investment Management Corp.
11/01/19	4.500%	184,000	147,890

Workday, Inc.
07/15/20	1.500%	120,000	148,800

j2 Global, Inc.
06/15/29	3.250%	159,000	188,316

Total			15,438,024

Total Convertible Bonds
(Cost: $15,144,128)			16,289,385

Residential Mortgage-Backed Securities — Agency(j) 3.3%
Federal Home Loan Mortgage Corp.(f)(k)
CMO IO Series 2957 Class SW
04/15/35	5.813%	200,441	36,302
CMO IO Series 318 Class S1
11/15/43	5.763%	280,055	67,789
CMO IO Series 3280 Class SI
02/15/37	6.253%	223,014	26,421
CMO IO Series 3761 Class KS
06/15/40	5.813%	294,104	31,959
CMO IO Series 4094 Class SY
08/15/42	5.893%	342,232	60,215

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Residential Mortgage-Backed Securities — Agency(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(k)
CMO IO Series 4098 Class AI
05/15/39	3.500%	245,308	34,605
CMO IO Series 4120 Class AI
11/15/39	3.500%	186,155	18,995
CMO IO Series 4122 Class JI
12/15/40	4.000%	195,288	26,568
CMO IO Series 4139 Class CI
05/15/42	3.500%	80,103	11,947
CMO IO Series 4147 Class CI
01/15/41	3.500%	299,162	46,893
CMO IO Series 4177 Class IY
03/15/43	4.000%	414,048	101,386
CMO IO Series 4213 Class DI
06/15/38	3.500%	415,177	53,101

Federal National Mortgage Association(f)(k)
CMO IO Series 2003-117 Class KS
08/25/33	6.910%	55,432	3,829
CMO IO Series 2006-5 Class N1
08/25/34	1.935%	309,522	7,903
CMO IO Series 2006-5 Class N2
02/25/35	1.930%	348,456	15,251
CMO IO Series 2007-54 Class DI
06/25/37	5.910%	535,605	109,156
CMO IO Series 2010-135 Class MS
12/25/40	5.760%	179,994	31,205
CMO IO Series 2012-80 Class DS
06/25/39	6.460%	190,402	28,811
CMO IO Series 2013-13 Class SA
03/25/43	5.960%	203,464	49,916

Federal National Mortgage Association(k)
CMO IO STRIPS Series 417 Class C5
02/25/43	3.500%	199,660	41,389
CMO IO Series 2012-118 Class BI
12/25/39	3.500%	574,146	90,574
CMO IO Series 2012-121 Class GI
08/25/39	3.500%	283,421	39,126
CMO IO Series 2013-41 Class IY
05/25/40	3.500%	410,033	45,735

Federal National Mortgage Association(l)
08/18/30 - 08/13/45	3.000%	3,000,000	3,050,002
08/13/45	3.500%	2,000,000	2,075,344
08/13/45	4.000%	2,000,000	2,127,656
08/13/45	4.500%	2,000,000	2,169,765
08/13/45	5.000%	1,000,000	1,105,938

Government National Mortgage Association(k)
CMO IO Series 2012-129 Class AI
08/20/37	3.000%	189,998	24,104

Government National Mortgage Association(l)
08/20/45	3.500%	10,000,000	10,443,749
08/20/45	4.000%	1,000,000	1,064,688

Total Residential Mortgage-Backed Securities — Agency
(Cost: $22,926,810)			23,040,322

Residential Mortgage-Backed Securities — Non-Agency 0.3%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BCAP LLC Trust(d)(f)
CMO Series 2012-RR11 Class 4A2
03/26/37	4.000%		744,521	752,082
Series 2012-RR10 Class 2A1
09/26/36	2.623%		112,465	113,140
BNPP Mortgage Securities LLC Trust CMO Series 2009-1 Class A1(d)
08/27/37	6.000%		89,923	92,395
Citigroup Mortgage Loan Trust, Inc.(d)(f)
CMO Series 2010-7 Class 3A4
12/25/35	5.875%		175,000	183,540
CMO Series 2012-7 Class 12A1
03/25/36	2.625%		132,790	132,969
CMO Series 2013-2 Class 1A1
11/25/37	2.622%		81,606	81,691
CMO Series 2013-7 Class 1A2
10/25/35	4.000%		77,165	75,460
CMO Series 2014-2 Class 2A3
04/25/36	4.750%		200,651	202,340
GS Mortgage Securities Corp. Resecuritization Trust CMO Series 2013-1R Class A(d)(f)
11/26/36	0.347%		328,249	313,541
RBSSP Resecuritization Trust CMO Series 2012-1 Class 5A2(d)(f)
12/27/35	5.123%		100,000	89,020

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $2,021,291)				2,036,178

Commercial Mortgage-Backed Securities — Non-Agency —%
ORES NPL LLC Series 2014-LV3 Class A(d)
03/27/24	3.000%		89,738	89,738

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $89,738)				89,738

Asset-Backed Securities—Non-Agency —%
Carlyle Global Market Strategies CLO Series 2013-1A Class B(d)(f)
02/14/25	3.375%		100,000	100,042

Dryden Senior Loan Fund Series 2014-33A Class C(d)(f)
07/15/26	3.139%		183,333	183,124

Total Asset-Backed Securities — Non-Agency
(Cost: $279,536)				283,166

Inflation-Indexed Bonds(g) 2.1%
BRAZIL —%
Brazil Notas do Tesouro Nacional
08/15/22	6.000%	BRL	433,830	125,823
05/15/35	6.000%	BRL	321,350	89,055

Total				214,878

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Inflation-Indexed Bonds(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
GERMANY 0.7%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond
04/15/18	0.750%	EUR	4,269,280	4,822,171

ITALY 0.6%
Italy Buoni Poliennali Del Tesoro
09/15/41	2.550%	EUR	3,273,450	4,499,296

UNITED STATES 0.7%
U.S. Treasury Inflation-Indexed Bond
04/15/18	0.125%		1,028,750	1,035,662
04/15/19	0.125%		253,718	254,689
01/15/22	0.125%		1,050,680	1,036,233
01/15/27	2.375%		294,802	352,842
02/15/40	2.125%		1,182,758	1,468,930
02/15/45	0.750%		403,948	373,557

Total				4,521,913

URUGUAY 0.1%
Uruguay Government International Bond
12/15/28	4.375%	UYU	17,105,446	547,417

Total Inflation-Indexed Bonds
(Cost: $16,168,360)				14,605,675

U.S. Treasury Obligations 0.2%
U.S. Treasury(e)
11/15/18	9.000%		650,000	816,360
08/15/19	3.625%		250,000	272,481
08/15/19	8.125%		250,000	316,933
08/15/20	2.625%		50,000	52,480
11/15/20	2.625%		50,000	52,422
08/15/41	3.750%		150,000	174,094

Total U.S. Treasury Obligations
(Cost: $1,682,004)				1,684,770

U.S. Government & Agency Obligations 0.8%
Federal Home Loan Mortgage Corp.
01/13/22	2.375%		2,882,000	2,940,597

Federal National Mortgage Association
10/15/15	4.375%		1,914,000	1,930,013
03/15/16	2.250%		610,000	617,374
11/15/16	1.375%		150,000	151,633

Private Export Funding Corp.
09/15/17	5.450%		45,000	49,196

Total U.S. Government & Agency Obligations
(Cost: $5,573,463)				5,688,813

Foreign Government Obligations(g)(m) 5.8%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ARGENTINA 0.1%
Argentina Boden Bonds
10/03/15	7.000%		130,000	131,950

Argentina Bonar Bonds
04/17/17	7.000%		144,729	141,111

YPF SA(d)
07/28/25	8.500%		100,000	96,000

Total				369,061

AUSTRALIA 0.4%
Treasury Corp. of Victoria
11/15/16	5.750%	AUD	100,000	76,527
11/15/18	5.500%	AUD	1,000,000	807,704
06/15/20	6.000%	AUD	140,000	119,238
12/17/24	5.500%	AUD	1,800,000	1,587,053

Total				2,590,522

BRAZIL 0.1%
Banco Nacional de Desenvolvimento Economico e Social(d)
06/10/19	6.500%		219,000	233,509

Brazil Notas do Tesouro Nacional
01/01/17	10.000%	BRL	575,000	162,419

Petrobras Global Finance BV
01/20/20	5.750%		443,000	427,158

Total				823,086

CANADA 0.2%
Canadian Government Bond
06/01/18	4.250%	CAD	1,660,000	1,406,707
06/01/20	3.500%	CAD	170,000	147,129

Total				1,553,836

COLOMBIA 0.2%
Colombia Government International Bond
06/28/27	9.850%	COP	156,000,000	66,097
09/18/37	7.375%		137,000	167,825
01/18/41	6.125%		165,000	177,421

Ecopetrol SA
01/16/25	4.125%		109,000	100,008
06/26/26	5.375%		150,000	145,538

Empresa de Energia de Bogota SA ESP(d)
11/10/21	6.125%		495,000	529,899

Empresas Publicas de Medellin ESP(d)
02/01/21	8.375%	COP	650,000,000	236,979
09/10/24	7.625%	COP	224,000,000	75,639

Total				1,499,406

CROATIA —%
Croatia Government International Bond(d)
01/26/24	6.000%		200,000	210,258

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
DOMINICAN REPUBLIC 0.2%
Banco de Reservas de La Republica Dominicana(d)
02/01/23	7.000%		246,000	246,176

Dominican Republic International Bond(c)(d)
01/08/21	14.000%	DOP	17,504,000	440,980

Dominican Republic International Bond(d)
04/20/27	8.625%		250,000	300,000
04/30/44	7.450%		200,000	217,000

Total				1,204,156

ECUADOR —%
Ecuador Government International Bond(d)
03/24/20	10.500%		200,000	191,076

EGYPT —%
Egypt Government International Bond(d)
06/11/25	5.875%		100,000	98,020

EL SALVADOR —%
El Salvador Government International Bond(d)
06/15/35	7.650%		109,000	108,864

FRANCE 0.2%
France Government Bond OAT
04/25/17	3.750%	EUR	310,000	363,579
10/25/21	3.250%	EUR	400,000	517,061
04/25/29	5.500%	EUR	150,000	251,898

Total				1,132,538

GABON —%
Gabonese Republic(d)
06/16/25	6.950%		200,000	194,200

GERMANY 0.3%
Bundesrepublik Deutschland
01/04/18	4.000%	EUR	500,000	605,756
01/04/19	3.750%	EUR	620,000	772,376
07/04/28	4.750%	EUR	510,000	829,895

Total				2,208,027

GHANA —%
Republic of Ghana(d)
08/07/23	7.875%		100,000	93,500

HUNGARY 0.1%
Hungary Government International Bond
03/29/21	6.375%		300,000	343,350
03/25/24	5.375%		274,000	300,235
03/29/41	7.625%		218,000	292,857

Total				936,442

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
INDONESIA 0.3%
Indonesia Government International Bond(d)
05/05/21	4.875%		150,000	158,813
01/17/38	7.750%		546,000	692,055

Indonesia Treasury Bond
04/15/19	7.875%	IDR	1,369,000,000	100,189
09/15/19	11.500%	IDR	1,585,000,000	130,057
11/15/20	11.000%	IDR	712,000,000	58,160
05/15/27	7.000%	IDR	1,643,000,000	106,578
03/15/29	9.000%	IDR	1,386,000,000	104,251

Majapahit Holding BV(d)
01/20/20	7.750%		100,000	115,628

PT Perusahaan Listrik Negara(d)
11/22/21	5.500%		273,000	289,260

Total				1,754,991

ITALY 0.9%
Italy Buoni Poliennali Del Tesoro
11/01/17	3.500%	EUR	1,500,000	1,770,105
09/01/22	5.500%	EUR	2,000,000	2,807,155

Italy Buoni Poliennali Del Tesoro(d)
09/01/44	4.750%	EUR	1,250,000	1,899,738

Total				6,476,998

IVORY COAST —%
Ivory Coast Government International Bond(d)
07/23/24	5.375%		200,000	186,500

JAPAN 0.3%
Japan Government 20-Year Bond
09/20/26	2.200%	JPY	35,000,000	334,298
12/20/27	2.100%	JPY	30,000,000	285,854

Japan Government 30-Year Bond
03/20/33	1.100%	JPY	92,000,000	754,536
09/20/44	1.700%	JPY	100,000,000	860,580

Total				2,235,268

KAZAKHSTAN —%
KazMunayGas National Co. JSC(d)
04/09/21	6.375%		200,000	206,500

MEXICO 0.6%
Comision Federal de Electricidad(d)
06/16/45	6.125%		300,000	304,875

Mexican Bonos
06/16/16	6.250%	MXN	4,200,000	266,704
12/13/18	8.500%	MXN	3,700,000	254,737
06/10/21	6.500%	MXN	25,350,000	1,641,327
06/09/22	6.500%	MXN	4,800,000	309,663
06/03/27	7.500%	MXN	5,000,000	341,818

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petroleos Mexicanos
06/15/35	6.625%		368,000	393,760
06/02/41	6.500%		109,000	113,927
01/23/45	6.375%		273,000	280,624

Total				3,907,435

MOROCCO —%
Morocco Government International Bond(d)
12/11/22	4.250%		300,000	306,000

NETHERLANDS —%
Petrobras Global Finance BV
03/17/24	6.250%		32,000	29,949

NEW ZEALAND 0.1%
New Zealand Government Bond
03/15/19	5.000%	NZD	500,000	356,645

NORWAY 0.2%
Norway Government Bond(d)
05/19/17	4.250%	NOK	5,850,000	761,504
05/24/23	2.000%	NOK	2,000,000	255,782

Total				1,017,286

PARAGUAY —%
Republic of Paraguay(d)
08/11/44	6.100%		77,000	79,888

PERU 0.1%
Peruvian Government International Bond
07/21/25	7.350%		100,000	130,250
08/12/26	8.200%	PEN	308,000	106,810

Peruvian Government International Bond(d)
08/12/31	6.950%	PEN	296,000	91,249

Total				328,309

PHILIPPINES —%
Power Sector Assets & Liabilities Management Corp.(d)
12/02/24	7.390%		165,000	218,213

POLAND 0.4%
Poland Government Bond
10/25/17	5.250%	PLN	2,200,000	625,899
10/25/19	5.500%	PLN	4,000,000	1,196,787
10/25/21	5.750%	PLN	1,000,000	312,293

Poland Government International Bond
03/23/22	5.000%		327,000	365,275

Total				2,500,254

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
REPUBLIC OF NAMIBIA —%
Namibia International Bonds(d)
11/03/21	5.500%		273,000	293,175

ROMANIA —%
Romanian Government International Bond(d)
02/07/22	6.750%		32,000	37,640

RUSSIAN FEDERATION 0.1%
Gazprom OAO Via Gaz Capital SA(d)
04/11/18	8.146%		80,000	85,920
03/07/22	6.510%		660,000	653,506

Russian Agricultural Bank OJSC Via RSHB Capital SA(d)
12/27/17	5.298%		200,000	199,000

Total				938,426

SENEGAL —%
Senegal Government International Bond(d)
07/30/24	6.250%		51,000	48,896

SWEDEN 0.1%
Sweden Government Bond
08/12/17	3.750%	SEK	4,800,000	603,214

TRINIDAD AND TOBAGO 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(d)
08/14/19	9.750%		350,000	403,375

TURKEY 0.2%
Turkey Government International Bond
06/05/20	7.000%		151,000	171,279
03/30/21	5.625%		311,000	333,355
09/26/22	6.250%		519,000	573,391
04/14/26	4.250%		200,000	189,500
03/17/36	6.875%		224,000	257,600

Total				1,525,125

UNITED ARAB EMIRATES 0.1%
Abu Dhabi National Energy Co. PJSC(d)
05/06/24	3.875%		179,000	178,990

Dolphin Energy Ltd.(d)
12/15/21	5.500%		200,000	228,314

Total				407,304

UNITED KINGDOM 0.4%
United Kingdom Gilt
03/07/19	4.500%	GBP	800,000	1,400,778
09/07/21	3.750%	GBP	35,000	61,681
09/07/22	1.750%	GBP	1,000,000	1,567,587

Total				3,030,046

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Foreign Government Obligations(g)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
URUGUAY —%
Uruguay Government International Bond
11/20/45	4.125%	164,401	141,385

VENEZUELA 0.1%
Petroleos de Venezuela SA
04/12/17	5.250%	663,000	319,765
11/17/21	9.000%	82,496	32,895

Venezuela Government International Bond
05/07/23	9.000%	775,000	282,875

Total			635,535

ZAMBIA —%
Zambia Government International Bond(d)
07/30/27	8.970%	250,000	238,750

Total Foreign Government Obligations
(Cost: $45,481,689)			41,120,099

Fixed-Income Funds 4.3%
	Shares	Value ($)
INVESTMENT GRADE 4.3%
Columbia Mortgage Opportunities Fund, Class I Shares(n)	2,997,514	30,065,062

Total Fixed-Income Funds
(Cost: $30,030,591)		30,065,062

Options Purchased Puts —%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
OTC 3-Year Interest Rate Swap(o)
	8,000,000	2.25	11/02/15	857

Total Options Purchased Puts
(Cost: $75,920)				857

Money Market Funds 17.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.124%(n)(p)	125,174,940	125,174,940

Total Money Market Funds
(Cost: $125,174,940)		125,174,940

Total Investments
(Cost: $683,025,621)		719,290,669

Other Assets & Liabilities, Net		(12,588,752)

Net Assets		706,701,917

At July 31, 2015, securities and cash totaling $19,699,534 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays Bank PLC	08/06/2015	32,110,000	EUR	35,064,345	USD	—	(201,381)

Barclays Bank PLC	08/06/2015	35,574,669	USD	32,110,000	EUR	—	(308,944)

Barclays Bank PLC	08/25/2015	1,300,000	BRL	403,486	USD	26,869	—

Barclays Bank PLC	08/26/2015	7,191,000	NZD	4,760,011	USD	22,197	—

Barclays Bank PLC	08/26/2015	7,937,977	USD	64,683,000	NOK	—	(23,338)

Barclays Bank PLC	09/03/2015	35,077,317	USD	32,110,000	EUR	200,993	—

Citigroup Global Markets Inc.	08/06/2015	2,630,000,000	JPY	21,187,806	USD	—	(33,401)

Citigroup Global Markets Inc.	08/06/2015	21,392,549	USD	2,630,000,000	JPY	—	(171,343)

Citigroup Global Markets Inc.	08/06/2015	14,425,342	USD	19,600,000	SGD	—	(138,988)

Citigroup Global Markets Inc.	08/14/2015	1,148,000,000	COP	429,160	USD	30,708	—

Citigroup Global Markets Inc.	09/03/2015	25,626,919	USD	3,180,000,000	JPY	39,045	—

Citigroup Global Markets Inc.	09/11/2015	742,000	EUR	814,991	USD	—	(322)

Credit Suisse Securities (USA) L.L.C.	08/06/2015	1,100,000	AUD	837,883	USD	33,937	—

Credit Suisse Securities (USA) L.L.C.	08/06/2015	3,700,000	CAD	2,971,343	USD	142,312	—

Credit Suisse Securities (USA) L.L.C.	08/06/2015	1,300,000	CHF	1,392,097	USD	46,670	—

Credit Suisse Securities (USA) L.L.C.	08/06/2015	31,200,000	NOK	3,944,817	USD	125,418	—

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Forward Foreign Currency Exchange Contracts Open at July 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Credit Suisse Securities (USA) L.L.C.	08/06/2015	300,000	NZD	211,326	USD	13,330	—

Credit Suisse Securities (USA) L.L.C.	08/06/2015	25,700,000	SEK	3,076,488	USD	97,280	—

Credit Suisse Securities (USA) L.L.C.	08/06/2015	100,000	SGD	73,562	USD	672	—

Credit Suisse Securities (USA) L.L.C.	08/06/2015	1,221,807	USD	800,000	GBP	27,495	—

Credit Suisse Securities (USA) L.L.C.	08/06/2015	224,526	USD	28,100,000	JPY	2,210	—

Deutsche Bank Securities Inc.	08/06/2015	9,600,000	AUD	7,303,930	USD	287,675	—

Deutsche Bank Securities Inc.	08/06/2015	1,900,000	CAD	1,518,999	USD	66,252	—

Deutsche Bank Securities Inc.	08/06/2015	1,700,000	CHF	1,778,337	USD	18,932	—

Deutsche Bank Securities Inc.	08/06/2015	2,900,000	EUR	3,219,427	USD	34,419	—

Deutsche Bank Securities Inc.	08/06/2015	1,300,000	GBP	2,044,320	USD	14,205	—

Deutsche Bank Securities Inc.	08/06/2015	1,000,000	GBP	1,552,600	USD	—	(9,028)

Deutsche Bank Securities Inc.	08/06/2015	411,800,000	JPY	3,332,384	USD	9,611	—

Deutsche Bank Securities Inc.	08/06/2015	1,300,000	NOK	165,130	USD	5,989	—

Deutsche Bank Securities Inc.	08/06/2015	13,000,000	NZD	9,026,946	USD	447,120	—

Deutsche Bank Securities Inc.	08/06/2015	77,300,000	SEK	9,153,155	USD	192,346	—

Deutsche Bank Securities Inc.	08/06/2015	19,100,000	SGD	14,060,762	USD	138,855	—

Deutsche Bank Securities Inc.	08/06/2015	2,133,203	USD	2,800,000	AUD	—	(86,796)

Deutsche Bank Securities Inc.	08/06/2015	10,147,777	USD	12,800,000	CAD	—	(360,857)

Deutsche Bank Securities Inc.	08/06/2015	7,765,913	USD	7,300,000	CHF	—	(210,823)

Deutsche Bank Securities Inc.	08/06/2015	2,188,266	USD	2,000,000	EUR	8,291	—

Deutsche Bank Securities Inc.	08/06/2015	2,226,555	USD	2,000,000	EUR	—	(29,999)

Deutsche Bank Securities Inc.	08/06/2015	8,658,295	USD	5,600,000	GBP	86,819	—

Deutsche Bank Securities Inc.	08/06/2015	786,595	USD	500,000	GBP	—	(5,781)

Deutsche Bank Securities Inc.	08/06/2015	5,429,579	USD	677,700,000	JPY	38,714	—

Deutsche Bank Securities Inc.	08/06/2015	6,519,416	USD	799,800,000	JPY	—	(65,909)

Deutsche Bank Securities Inc.	08/06/2015	997,364	USD	8,200,000	NOK	6,452	—

Deutsche Bank Securities Inc.	08/06/2015	6,874,369	USD	54,600,000	NOK	—	(190,421)

Deutsche Bank Securities Inc.	08/06/2015	1,162,021	USD	1,700,000	NZD	—	(40,043)

Deutsche Bank Securities Inc.	08/06/2015	2,784,548	USD	23,200,000	SEK	—	(95,146)

Deutsche Bank Securities Inc.	08/06/2015	1,776,494	USD	2,400,000	SGD	—	(27,145)

Deutsche Bank Securities Inc.	08/26/2015	4,135,000	CAD	3,175,432	USD	14,233	—

Deutsche Bank Securities Inc.	08/26/2015	4,767,986	USD	4,555,000	CHF	—	(50,691)

Deutsche Bank Securities Inc.	08/27/2015	13,415,000	DKK	1,997,490	USD	22,220	—

Deutsche Bank Securities Inc.	08/27/2015	5,662,000	ILS	1,501,813	USD	999	—

Deutsche Bank Securities Inc.	08/27/2015	293,390,000	JPY	2,399,598	USD	31,790	—

Deutsche Bank Securities Inc.	08/27/2015	4,309,019,000	KRW	3,843,221	USD	154,364	—

Deutsche Bank Securities Inc.	08/27/2015	82,969,000	NOK	10,425,211	USD	273,323	—

Deutsche Bank Securities Inc.	08/27/2015	25,648,000	TWD	834,760	USD	24,711	—

Deutsche Bank Securities Inc.	08/27/2015	7,618,922	USD	10,013,000	AUD	—	(310,283)

Deutsche Bank Securities Inc.	08/27/2015	5,422,814	USD	5,109,000	CHF	—	(131,605)

Deutsche Bank Securities Inc.	08/27/2015	6,319,082	USD	5,691,000	EUR	—	(67,105)

Deutsche Bank Securities Inc.	08/27/2015	6,316,393	USD	4,046,000	GBP	958	—

Deutsche Bank Securities Inc.	08/27/2015	1,822,620	USD	15,429,000	SEK	—	(33,406)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Forward Foreign Currency Exchange Contracts Open at July 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Deutsche Bank Securities Inc.	08/27/2015	500,254	USD	675,000	SGD	—	(8,583)

HSBC Securities (USA), Inc.	08/06/2015	7,300,000	AUD	5,544,839	USD	209,563	—

HSBC Securities (USA), Inc.	08/06/2015	15,100,000	CAD	11,863,907	USD	318,400	—

HSBC Securities (USA), Inc.	08/06/2015	4,400,000	CHF	4,668,507	USD	114,754	—

HSBC Securities (USA), Inc.	08/06/2015	3,300,000	EUR	3,664,273	USD	39,953	—

HSBC Securities (USA), Inc.	08/06/2015	2,800,000	EUR	3,064,732	USD	—	(10,448)

HSBC Securities (USA), Inc.	08/06/2015	500,000	GBP	781,260	USD	446	—

HSBC Securities (USA), Inc.	08/06/2015	5,400,000	GBP	8,332,093	USD	—	(100,695)

HSBC Securities (USA), Inc.	08/06/2015	263,300,000	JPY	2,139,163	USD	14,622	—

HSBC Securities (USA), Inc.	08/06/2015	38,800,000	NOK	4,864,521	USD	114,756	—

HSBC Securities (USA), Inc.	08/06/2015	200,000	NZD	130,440	USD	—	(1,557)

HSBC Securities (USA), Inc.	08/06/2015	4,900,000	SEK	579,858	USD	11,838	—

HSBC Securities (USA), Inc.	08/06/2015	19,000,000	SGD	13,946,031	USD	97,015	—

HSBC Securities (USA), Inc.	08/06/2015	218,055	USD	300,000	AUD	1,203	—

HSBC Securities (USA), Inc.	08/06/2015	2,691,097	USD	3,600,000	AUD	—	(60,002)

HSBC Securities (USA), Inc.	08/06/2015	237,163	USD	300,000	CAD	—	(7,781)

HSBC Securities (USA), Inc.	08/06/2015	4,824,440	USD	4,600,000	CHF	—	(63,697)

HSBC Securities (USA), Inc.	08/06/2015	2,915,495	USD	2,600,000	EUR	—	(59,971)

HSBC Securities (USA), Inc.	08/06/2015	6,565,333	USD	4,200,000	GBP	—	(6,498)

HSBC Securities (USA), Inc.	08/06/2015	6,071,252	USD	758,200,000	JPY	46,588	—

HSBC Securities (USA), Inc.	08/06/2015	2,809,573	USD	347,600,000	JPY	—	(4,824)

HSBC Securities (USA), Inc.	08/06/2015	1,172,791	USD	9,600,000	NOK	2,408	—

HSBC Securities (USA), Inc.	08/06/2015	3,184,395	USD	25,500,000	NOK	—	(62,771)

HSBC Securities (USA), Inc.	08/06/2015	656,850	USD	1,000,000	NZD	3,137	—

HSBC Securities (USA), Inc.	08/06/2015	5,688,278	USD	8,200,000	NZD	—	(276,387)

HSBC Securities (USA), Inc.	08/06/2015	11,594,452	USD	97,400,000	SEK	—	(303,601)

HSBC Securities (USA), Inc.	08/06/2015	946,129	USD	1,300,000	SGD	1,435	—

HSBC Securities (USA), Inc.	08/06/2015	10,824,662	USD	14,600,000	SGD	—	(182,786)

HSBC Securities (USA), Inc.	08/26/2015	5,100,000	GBP	7,942,026	USD	—	(21,080)

HSBC Securities (USA), Inc.	09/03/2015	1,435,000	PLN	378,832	USD	—	(1,235)

HSBC Securities (USA), Inc.	09/03/2015	953,079	USD	3,250,000	BRL	—	(14,817)

Standard Chartered Bank	08/27/2015	683,000	PEN	213,438	USD	—	(8)

State Street Bank & Trust Company	08/06/2015	1,200,000	AUD	927,316	USD	50,284	—

State Street Bank & Trust Company	08/06/2015	700,000	CAD	566,580	USD	31,358	—

State Street Bank & Trust Company	08/06/2015	700,000	CHF	751,387	USD	26,926	—

State Street Bank & Trust Company	08/06/2015	2,600,000	EUR	2,917,465	USD	61,941	—

State Street Bank & Trust Company	08/06/2015	378,100,000	JPY	3,021,549	USD	—	(29,302)

State Street Bank & Trust Company	08/06/2015	34,500,000	NOK	4,363,610	USD	140,236	—

State Street Bank & Trust Company	08/06/2015	1,000,000	NZD	704,612	USD	44,625	—

State Street Bank & Trust Company	08/06/2015	7,300,000	SEK	873,679	USD	27,445	—

State Street Bank & Trust Company	08/06/2015	5,800,000	SGD	4,267,221	USD	39,626	—

State Street Bank & Trust Company	08/06/2015	1,523,932	USD	2,000,000	AUD	—	(62,212)

State Street Bank & Trust Company	08/06/2015	803,181	USD	1,000,000	CAD	—	(38,577)

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Forward Foreign Currency Exchange Contracts Open at July 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

State Street Bank & Trust Company	08/06/2015	1,499,186	USD	1,400,000	CHF	—	(50,265)

State Street Bank & Trust Company	08/06/2015	1,123,827	USD	1,000,000	EUR	—	(25,548)

State Street Bank & Trust Company	08/06/2015	152,738	USD	100,000	GBP	3,425	—

State Street Bank & Trust Company	08/06/2015	156,337	USD	100,000	GBP	—	(174)

State Street Bank & Trust Company	08/06/2015	2,156,277	USD	265,900,000	JPY	—	(10,756)

State Street Bank & Trust Company	08/06/2015	208,667	USD	300,000	NZD	—	(10,671)

State Street Bank & Trust Company	08/06/2015	537,341	USD	4,400,000	SEK	—	(27,282)

State Street Bank & Trust Company	08/26/2015	3,175,038	USD	390,851,000	JPY	—	(20,698)

UBS Securities LLC	08/06/2015	2,200,000	AUD	1,701,854	USD	93,962	—

UBS Securities LLC	08/06/2015	3,300,000	CAD	2,650,466	USD	127,276	—

UBS Securities LLC	08/06/2015	5,900,000	CHF	6,280,158	USD	173,989	—

UBS Securities LLC	08/06/2015	1,100,000	EUR	1,243,105	USD	34,998	—

UBS Securities LLC	08/06/2015	900,000	GBP	1,374,449	USD	—	(31,016)

UBS Securities LLC	08/06/2015	196,500,000	JPY	1,602,096	USD	16,557	—

UBS Securities LLC	08/06/2015	1,115,800,000	JPY	8,921,817	USD	—	(81,462)

UBS Securities LLC	08/06/2015	34,000,000	NOK	4,253,617	USD	91,452	—

UBS Securities LLC	08/06/2015	3,900,000	NZD	2,698,699	USD	124,751	—

UBS Securities LLC	08/06/2015	52,300,000	SEK	6,281,917	USD	219,171	—

UBS Securities LLC	08/06/2015	200,000	SGD	148,674	USD	2,894	—

UBS Securities LLC	08/06/2015	7,051,576	USD	9,300,000	AUD	—	(254,579)

UBS Securities LLC	08/06/2015	4,295,997	USD	5,500,000	CAD	—	(90,680)

UBS Securities LLC	08/06/2015	652,704	USD	600,000	CHF	—	(31,738)

UBS Securities LLC	08/06/2015	2,399,749	USD	2,200,000	EUR	16,464	—

UBS Securities LLC	08/06/2015	2,917,541	USD	2,600,000	EUR	—	(62,016)

UBS Securities LLC	08/06/2015	2,956,163	USD	1,900,000	GBP	10,930	—

UBS Securities LLC	08/06/2015	3,174,650	USD	2,000,000	GBP	—	(51,395)

UBS Securities LLC	08/06/2015	301,822	USD	37,200,000	JPY	—	(1,659)

UBS Securities LLC	08/06/2015	909,935	USD	7,200,000	NOK	—	(28,535)

UBS Securities LLC	08/06/2015	4,507,904	USD	6,400,000	NZD	—	(283,989)

UBS Securities LLC	08/06/2015	2,788,436	USD	22,800,000	SEK	—	(145,403)

UBS Securities LLC	08/06/2015	6,899,509	USD	9,400,000	SGD	—	(47,890)

UBS Securities LLC	09/03/2015	500,000	EUR	546,166	USD	—	(3,170)

Total						5,001,842	(5,168,513)

Futures Contracts Outstanding at July 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EUROYEN TFX	50	JPY	10,069,795	03/2016	—	(143)
90DAY EURO$ FUTR	1	USD	248,263	03/2016	10	—
AUST 10Y BOND FUT	26	AUD	2,428,662	09/2015	3,809	—
BANK ACCEPT FUTR	45	CAD	8,548,572	03/2016	5,008	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	31

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Futures Contracts Outstanding at July 31, 2015 (continued)

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro CHF 3MO ICE	65	CHF	16,957,984	03/2016	—	(4,638)
EURO STOXX 50	13	EUR	513,696	09/2015	1,691	—
EURO-BUND FUTURE	73	EUR	12,378,602	09/2015	137,432	—
Euro-OAT Future	77	EUR	12,659,425	09/2015	195,822	—
FTSE/MIB IDX FUT	9	EUR	1,162,883	09/2015	15,122	—
HANG SENG IDX FUT	3	HKD	474,556	08/2015	2,428	—
LONG GILT FUTURE	144	GBP	26,378,157	09/2015	276,928	—
MSCI SING IX ETS	58	SGD	3,001,786	08/2015	—	(91,693)
OMXS30 IND FUTURE	123	SEK	2,301,237	08/2015	—	(14,353)
Russell 2000 Mini	1	USD	123,520	09/2015	—	(5,068)
SGX CNX NIFTY	436	USD	7,475,656	08/2015	169,687	—
SPI 200 FUTURES	14	AUD	1,445,709	09/2015	40,133	—
TOPIX INDX FUTR	136	JPY	18,216,000	09/2015	75,161	—
US 10YR NOTE (CBT)	39	USD	4,970,063	09/2015	32,826	—
US LONG BOND(CBT)	34	USD	5,301,875	09/2015	106,420	—
US ULTRA BOND CBT	19	USD	3,031,094	09/2015	98,792	—

Total			137,687,535		1,161,269	(115,895)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	(24)	EUR	(6,590,821)	03/2016	—	(351)
90DAY STERLING	(4)	GBP	(774,423)	03/2016	—	(7)
CAC40 10 EURO FUT	(4)	EUR	(223,340)	08/2015	—	(2,121)
CAN 10YR BOND FUT	(6)	CAD	(656,406)	09/2015	—	(2,422)
DAX INDEX FUTURE	(4)	EUR	(1,241,682)	09/2015	—	(21,844)
EURO-BOBL FUTURE	(14)	EUR	(2,003,582)	09/2015	—	(986)
EURO STOXX 50	(202)	EUR	(7,982,041)	09/2015	—	(373,125)
FTSE 100 IDX FUT	(16)	GBP	(1,662,596)	09/2015	3,884	—
IBEX 35 INDX FUTR	(4)	EUR	(490,650)	08/2015	5,908	—
JPN 10Y BOND(OSE)	(12)	JPY	(14,286,521)	09/2015	—	(2,926)
mini MSCI EAFE	(122)	USD	(11,419,200)	09/2015	—	(191,355)
mini MSCI Emg Mkt	(515)	USD	(23,175,000)	09/2015	386,037	—
S&P/TSX 60 IX FUT	(40)	CAD	(5,206,713)	09/2015	—	(43,322)
S&P500 EMINI FUT	(159)	USD	(16,682,280)	09/2015	—	(95,833)
TOPIX INDX FUTR	(12)	JPY	(1,607,294)	09/2015	—	(5,598)

Total			(94,002,549)		395,829	(739,890)

Credit Default Swap Contracts Outstanding at July 31, 2015

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America Investment Grade 24-V1	06/20/2020	1.00	0.703	10,000,000	13,057	11,111	24,168	—

Morgan Stanley*	CDX North America High Yield 24-V1	06/20/2020	5.00	3.540	4,950,000	20,181	27,500	47,681	—

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Credit Default Swap Contracts Outstanding at July 31, 2015 (continued)

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America Investment Grade 21-V1	12/20/2018	1.00	0.516	17,000,000	119,297	18,889	138,186	—

Total								210,035	—

*	Centrally cleared swap contract.

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at July 31, 2015 was $3,931, which represents less than 0.01% of net assets. Information concerning such security holdings at July 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC	02/04/2009 - 05/14/2009	—
Hyungkuk F&B Co., Ltd.	07/28/15	4,197

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2015, the value of these securities amounted to $533,389, which represents 0.08% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $31,622,460 or 4.47% of net assets.

(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(f)	Variable rate security.

(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2015, the value of these securities amounted to $275, which represents less than 0.01% of net assets.

(i)	Zero coupon bond.

(j)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at July 31, 2015:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association
08/18/30 3.500%	2,500,000	08/18/15	2,635,547	2,636,719

(k)	Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(l)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(m)	Principal and interest may not be guaranteed by the government.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	33

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments (continued)

(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	20,227,781	3,739,000	(17,689,162)	(6,277,619)	—	—	—	—
Columbia Mortgage Opportunities Fund, Class I Shares	28,506,185	1,524,406	—	—	30,030,591	287,127	1,237,279	30,065,062
Columbia Short-Term Cash Fund	133,511,015	499,101,220	(507,437,295)	—	125,174,940	—	128,407	125,174,940

Total	182,244,981	504,364,626	(525,126,457)	(6,277,619)	155,205,531	287,127	1,365,686	155,240,002

(o)	Purchased swaption contracts outstanding at July 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	11/4/2018	8,000,000	75,920	857

(p)	The rate shown is the seven-day current annualized yield at July 31, 2015.

Abbreviation Legend

ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
GDR	Global Depositary Receipt
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	US Dollar
UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	35

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Australia	—	3,313,144	—	3,313,144

Belgium	—	1,115,956	—	1,115,956

Brazil	3,219,276	—	—	3,219,276

Canada	—	5,849	—	5,849

China	5,151,319	11,217,358	—	16,368,677

Denmark	—	4,957,657	—	4,957,657

France	—	14,404,417	—	14,404,417

Germany	—	10,061,801	—	10,061,801

Greece	—	199,865	—	199,865

Hong Kong	—	3,851,700	—	3,851,700

India	536,721	7,420,741	—	7,957,462

Indonesia	—	999,538	—	999,538

Ireland	4,762,730	1,896,131	—	6,658,861

Isle of Man	183,194	—	—	183,194

Israel	165,648	2,846,508	—	3,012,156

Italy	—	4,358,118	—	4,358,118

Japan	—	40,694,573	—	40,694,573

Malta	—	—	1	1

Marshall Islands	—	1,030,519	—	1,030,519

Mexico	1,169,842	—	—	1,169,842

Netherlands	277,444	5,847,787	—	6,125,231

Norway	—	10,431,183	—	10,431,183

Panama	177,091	—	—	177,091

Peru	380,400	—	—	380,400

Philippines	—	1,572,996	—	1,572,996

Portugal	—	—	28,172	28,172

Russian Federation	410,856	912,119	—	1,322,975

Singapore	—	2,669,139	—	2,669,139

South Africa	—	3,529,288	—	3,529,288

South Korea	—	9,632,353	64,236	9,696,589

Spain	—	4,811,758	—	4,811,758

Sweden	—	3,826,366	—	3,826,366

Switzerland	—	10,966,308	—	10,966,308

Taiwan	—	4,825,293	—	4,825,293

Thailand	—	293,831	—	293,831

Turkey	—	1,205,578	—	1,205,578

United Arab Emirates	—	837,008	—	837,008

United Kingdom	7,954,252	27,031,004	—	34,985,256

United States	202,484,880	—	—	202,484,880

Total Common Stocks	226,873,653	196,765,886	92,409	423,731,948

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)

Preferred Stocks

Germany	—	1,452,036	—	1,452,036

Convertible Preferred Stocks

Ireland	789,612	—	—	789,612

Netherlands	461,108	—	—	461,108

United States	3,529,359	1,954,791	—	5,484,150

Total Convertible Preferred Stocks	4,780,079	1,954,791	—	6,734,870

Corporate Bonds & Notes	—	27,292,810	—	27,292,810

Convertible Bonds	—	16,289,385	—	16,289,385

Residential Mortgage-Backed Securities — Agency	—	23,040,322	—	23,040,322

Residential Mortgage-Backed Securities — Non-Agency	—	2,036,178	—	2,036,178

Commercial Mortgage-Backed Securities — Non-Agency	—	89,738	—	89,738

Asset-Backed Securities — Non-Agency	—	283,166	—	283,166

Inflation-Indexed Bonds	—	14,605,675	—	14,605,675

U.S. Treasury Obligations	1,684,770	—	—	1,684,770

U.S. Government & Agency Obligations	—	5,688,813	—	5,688,813

Foreign Government Obligations	—	40,679,119	440,980	41,120,099

Fixed-Income Funds	30,065,062	—	—	30,065,062

Options Purchased Puts	—	857	—	857

Money Market Funds	125,174,940	—	—	125,174,940

Total Investments	388,578,504	330,178,776	533,389	719,290,669

Forward Sale Commitments	—	(2,636,719)	—	(2,636,719)

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	5,001,842	—	5,001,842

Futures Contracts	1,557,098	—	—	1,557,098

Swap Contracts	—	210,035	—	210,035

Liabilities

Forward Foreign Currency Exchange Contracts	—	(5,168,513)	—	(5,168,513)

Futures Contracts	(855,785)	—	—	(855,785)

Total	389,279,817	327,585,421	533,389	717,398,627

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	37

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

There were no transfers of financial assets between Levels 1 and 2 during the period.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
239,296	172,133	172,133	239,296

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $527,744,170)	$564,049,810

Affiliated issuers (identified cost $155,205,531)	155,240,002

Options purchased (identified cost $75,920)	857

Total investments (identified cost $683,025,621)	719,290,669

Cash	7,012

Foreign currency (identified cost $572,157)	559,854

Margin deposits	6,824,864

Unrealized appreciation on forward foreign currency exchange contracts	5,001,842

Receivable for:

Investments sold	11,118,903

Capital shares sold	68,493

Dividends	291,969

Interest	1,305,343

Foreign tax reclaims	265,003

Variation margin	614,419

Prepaid expenses	6,095

Total assets	745,354,466

Liabilities

Forward sale commitments, at value (proceeds receivable $2,635,547)	2,636,719

Unrealized depreciation on forward foreign currency exchange contracts	5,168,513

Payable for:

Investments purchased	7,333,168

Investments purchased on a delayed delivery basis	21,897,846

Capital shares purchased	529,591

Dividends and interest on securities sold short	4,132

Variation margin	585,140

Foreign capital gains taxes deferred	224,850

Investment management fees	11,996

Distribution and/or service fees	5,641

Transfer agent fees	64,591

Administration fees	1,086

Plan administration fees	1

Compensation of board members	70,294

Other expenses	118,676

Other liabilities	305

Total liabilities	38,652,549

Net assets applicable to outstanding capital stock	$706,701,917

Represented by

Paid-in capital	$830,825,176

Excess of distributions over net investment income	(5,305,526)

Accumulated net realized loss	(155,495,521)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	36,305,640

Investments — affiliated issuers	34,471

Foreign currency translations	(105,915)

Forward sale commitments	(1,172)

Forward foreign currency exchange contracts	(166,671)

Futures contracts	701,313

Options purchased	(75,063)

Swap contracts	210,035

Foreign capital gains tax	(224,850)

Total — representing net assets applicable to outstanding capital stock	$706,701,917

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	39

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A

Net assets	$659,872,773

Shares outstanding	56,253,179

Net asset value per share	$11.73

Maximum offering price per share(a)	$12.45

Class B

Net assets	$12,196,179

Shares outstanding	1,058,927

Net asset value per share	$11.52

Class C

Net assets	$29,099,995

Shares outstanding	2,542,621

Net asset value per share	$11.44

Class K

Net assets	$208,599

Shares outstanding	17,719

Net asset value per share	$11.77

Class R

Net assets	$19,382

Shares outstanding	1,662

Net asset value per share(b)	$11.67

Class R4

Net assets	$59,900

Shares outstanding	5,087

Net asset value per share(b)	$11.77

Class R5

Net assets	$26,212

Shares outstanding	2,222

Net asset value per share	$11.80

Class W

Net assets	$2,485

Shares outstanding	212

Net asset value per share(b)	$11.70

Class Z

Net assets	$5,216,392

Shares outstanding	444,057

Net asset value per share	$11.75

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$10,952,651
Dividends — affiliated issuers	1,365,686
Interest	4,551,835
Foreign taxes withheld	(681,479)

Total income	16,188,693

Expenses:
Investment management fees	4,648,782
Distribution and/or service fees
Class A	1,756,494
Class B	198,409
Class C	314,199
Class R	16
Class W	6
Transfer agent fees
Class A	1,116,969
Class B	31,960
Class C	50,002
Class K	111
Class R	6
Class R4	18
Class R5	8
Class W	5
Class Z	8,100
Administration fees	420,623
Plan administration fees
Class K	554
Compensation of board members	20,682
Custodian fees	198,337
Printing and postage fees	148,099
Registration fees	123,566
Professional fees	59,935
Other	26,530

Total expenses	9,123,411

Net investment income	7,065,282

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	46,023,900
Investments — affiliated issuers	(6,277,619)
Capital gain distributions from underlying affiliated funds	287,127
Foreign currency translations	(485,531)
Forward foreign currency exchange contracts	(18,494,513)
Futures contracts	1,858,531
Options purchased	(3,168,539)
Swap contracts	(266,837)

Net realized gain	19,476,519
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(29,135,894)
Investments — affiliated issuers	2,125,122
Foreign currency translations	(35,835)
Forward sale commitments	(1,172)
Forward foreign currency exchange contracts	1,015,991
Futures contracts	(1,168,584)
Options purchased	2,571,365
Swap contracts	249,489
Foreign capital gains tax	(142,818)

Net change in unrealized depreciation	(24,522,336)

Net realized and unrealized loss	(5,045,817)

Net increase in net assets resulting from operations	$2,019,465

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	41

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations

Net investment income	$7,065,282	$9,266,422

Net realized gain	19,476,519	72,616,412

Net change in unrealized depreciation	(24,522,336)	(10,686,451)

Net increase in net assets resulting from operations	2,019,465	71,196,383

Distributions to shareholders

Net investment income

Class A	—	(11,367,515)

Class B	—	(238,848)

Class C	—	(256,158)

Class K	—	(3,789)

Class R	—	(55)

Class R4	—	(46)

Class R5	—	(53)

Class Z	—	(48,197)

Total distributions to shareholders	—	(11,914,661)

Decrease in net assets from capital stock activity	(114,839,040)	(86,588,203)

Total decrease in net assets	(112,819,575)	(27,306,481)

Net assets at beginning of year	819,521,492	846,827,973

Net assets at end of year	$706,701,917	$819,521,492

Excess of distributions over net investment income	$(5,305,526)	$(630,551)

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	2,469,833	28,758,638	3,188,276	36,261,831

Distributions reinvested	—	—	989,153	11,182,874

Redemptions	(10,806,782)	(125,702,249)	(11,019,727)	(125,231,575)

Net decrease	(8,336,949)	(96,943,611)	(6,842,298)	(77,786,870)

Class B shares

Subscriptions	5,839	66,674	31,719	355,488

Distributions reinvested	—	—	21,426	237,858

Redemptions(b)	(1,153,460)	(13,264,324)	(1,037,725)	(11,684,844)

Net decrease	(1,147,621)	(13,197,650)	(984,580)	(11,091,498)

Class C shares

Subscriptions	221,573	2,527,270	394,997	4,415,036

Distributions reinvested	—	—	22,958	253,804

Redemptions	(680,242)	(7,743,416)	(526,300)	(5,874,435)

Net decrease	(458,669)	(5,216,146)	(108,345)	(1,205,595)

Class K shares

Subscriptions	211	2,500	—	—

Distributions reinvested	—	—	334	3,789

Redemptions	(2,930)	(33,439)	(1,173)	(13,423)

Net decrease	(2,719)	(30,939)	(839)	(9,634)

Class R shares

Subscriptions	1,444	16,951	—	—

Redemptions	—	—	(216)	(2,499)

Net increase (decrease)	1,444	16,951	(216)	(2,499)

Class R4 shares

Subscriptions	4,930	58,433	—	—

Redemptions	(57)	(675)	(35)	(400)

Net increase (decrease)	4,873	57,758	(35)	(400)

Class R5 shares

Subscriptions	2,008	23,156	—	—

Redemptions	—	—	(35)	(400)

Net increase (decrease)	2,008	23,156	(35)	(400)

Class W shares

Subscriptions	—	—	212	2,500

Net increase	—	—	212	2,500

Class Z shares

Subscriptions	138,778	1,609,892	395,275	4,473,563

Distributions reinvested	—	—	3,041	34,874

Redemptions	(99,707)	(1,158,451)	(87,406)	(1,002,244)

Net increase	39,071	451,441	310,910	3,506,193

Total net decrease	(9,898,562)	(114,839,040)	(7,625,226)	(86,588,203)

(a)	Class W shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	43

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,							Year Ended September 30,
Class A	2015	2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$11.68	$10.89		$9.89		$8.75		$9.02		$8.44

Income from investment operations:

Net investment income	0.11	0.13		0.16		0.14		0.18		0.15

Net realized and unrealized gain (loss)	(0.06)	0.83		1.05		1.16		(0.19)		0.63

Total from investment operations	0.05	0.96		1.21		1.30		(0.01)		0.78

Less distributions to shareholders:

Net investment income	—	(0.17)		(0.21)		(0.16)		(0.24)		(0.20)

Tax return of capital	—	—		—		—		(0.02)		—

Total distributions to shareholders	—	(0.17)		(0.21)		(0.16)		(0.26)		(0.20)

Net asset value, end of period	$11.73	$11.68		$10.89		$9.89		$8.75		$9.02

Total return	0.43%	8.84%		12.35%		14.95%		(0.24%)		9.29%

Ratios to average net assets(b)

Total gross expenses	1.15%	1.18%		1.19%		1.20	%(c)	1.13%		1.05%

Total net expenses(d)	1.15%	1.18	%(e)	1.15	%(e)	1.15	%(c)	1.13	%(e)	1.05%

Net investment income	0.98%	1.16%		1.52%		1.80	%(c)	1.93%		1.73%

Supplemental data

Net assets, end of period (in thousands)	$659,873	$754,577		$777,874		$794,822		$774,665		$945,595

Portfolio turnover	104%	104%		150%		129%		142%		114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class B	2015	2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$11.56	$10.78		$9.79		$8.67		$8.93		$8.36

Income from investment operations:

Net investment income	0.02	0.05		0.08		0.08		0.11		0.08

Net realized and unrealized gain (loss)	(0.06)	0.81		1.04		1.14		(0.18)		0.62

Total from investment operations	(0.04)	0.86		1.12		1.22		(0.07)		0.70

Less distributions to shareholders:

Net investment income	—	(0.08)		(0.13)		(0.10)		(0.18)		(0.13)

Tax return of capital	—	—		—		—		(0.01)		—

Total distributions to shareholders	—	(0.08)		(0.13)		(0.10)		(0.19)		(0.13)

Net asset value, end of period	$11.52	$11.56		$10.78		$9.79		$8.67		$8.93

Total return	(0.35%)	8.04%		11.56%		14.19%		(0.94%)		8.38%

Ratios to average net assets(b)

Total gross expenses	1.90%	1.93%		1.94%		1.96	%(c)	1.87%		1.81%

Total net expenses(d)	1.90%	1.93	%(e)	1.90	%(e)	1.90	%(c)	1.87	%(e)	1.81%

Net investment income	0.21%	0.40%		0.78%		1.05	%(c)	1.18%		0.98%

Supplemental data

Net assets, end of period (in thousands)	$12,196	$25,502		$34,389		$40,387		$47,580		$74,220

Portfolio turnover	104%	104%		150%		129%		142%		114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	45

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class C	2015	2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$11.48	$10.71		$9.73		$8.61		$8.88		$8.32

Income from investment operations:

Net investment income	0.03	0.05		0.08		0.08		0.11		0.08

Net realized and unrealized gain (loss)	(0.07)	0.80		1.03		1.15		(0.19)		0.61

Total from investment operations	(0.04)	0.85		1.11		1.23		(0.08)		0.69

Less distributions to shareholders:

Net investment income	—	(0.08)		(0.13)		(0.11)		(0.18)		(0.13)

Tax return of capital	—	—		—		—		(0.01)		—

Total distributions to shareholders	—	(0.08)		(0.13)		(0.11)		(0.19)		(0.13)

Net asset value, end of period	$11.44	$11.48		$10.71		$9.73		$8.61		$8.88

Total return	(0.35%)	8.00%		11.55%		14.31%		(1.02%)		8.34%

Ratios to average net assets(b)

Total gross expenses	1.90%	1.93%		1.94%		1.95	%(c)	1.88%		1.81%

Total net expenses(d)	1.90%	1.93	%(e)	1.90	%(e)	1.90	%(c)	1.88	%(e)	1.81%

Net investment income	0.23%	0.41%		0.77%		1.05	%(c)	1.17%		0.98%

Supplemental data

Net assets, end of period (in thousands)	$29,100	$34,467		$33,299		$31,649		$29,619		$36,614

Portfolio turnover	104%	104%		150%		129%		142%		114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,					Year Ended September 30,
Class K	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$11.71	$10.92	$9.91	$8.77		$9.04	$8.45

Income from investment operations:

Net investment income	0.13	0.15	0.17	0.15		0.20	0.16

Net realized and unrealized gain (loss)	(0.07)	0.82	1.06	1.16		(0.19)	0.64

Total from investment operations	0.06	0.97	1.23	1.31		0.01	0.80

Less distributions to shareholders:

Net investment income	—	(0.18)	(0.22)	(0.17)		(0.26)	(0.21)

Tax return of capital	—	—	—	—		(0.02)	—

Total distributions to shareholders	—	(0.18)	(0.22)	(0.17)		(0.28)	(0.21)

Net asset value, end of period	$11.77	$11.71	$10.92	$9.91		$8.77	$9.04

Total return	0.51%	8.97%	12.55%	14.99%		(0.12%)	9.49%

Ratios to average net assets(b)

Total gross expenses	1.04%	1.04%	1.03%	1.06	%(c)	0.98%	0.91%

Total net expenses(d)	1.04%	1.04%	1.02%	1.05	%(c)	0.98%	0.91%

Net investment income	1.08%	1.30%	1.66%	1.91	%(c)	2.07%	1.87%

Supplemental data

Net assets, end of period (in thousands)	$209	$239	$232	$232		$384	$416

Portfolio turnover	104%	104%	150%	129%		142%	114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	47

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class R	2015	2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$11.66	$10.87		$9.88	$8.74		$9.01	$8.43

Income from investment operations:

Net investment income	0.07	0.10		0.13	0.12		0.16	0.12

Net realized and unrealized gain (loss)	(0.06)	0.83		1.04	1.16		(0.19)	0.63

Total from investment operations	0.01	0.93		1.17	1.28		(0.03)	0.75

Less distributions to shareholders:

Net investment income	—	(0.14)		(0.18)	(0.14)		(0.22)	(0.17)

Tax return of capital	—	—		—	—		(0.02)	—

Total distributions to shareholders	—	(0.14)		(0.18)	(0.14)		(0.24)	(0.17)

Net asset value, end of period	$11.67	$11.66		$10.87	$9.88		$8.74	$9.01

Total return	0.09%	8.63%		11.99%	14.77%		(0.49%)	8.90%

Ratios to average net assets(b)

Total gross expenses	1.48%	1.43%		1.44%	1.48	%(c)	1.36%	1.42%

Total net expenses(d)	1.48%	1.43	%(e)	1.40%	1.40	%(c)	1.36%	1.42%

Net investment income	0.65%	0.90%		1.28%	1.55	%(c)	1.68%	1.38%

Supplemental data

Net assets, end of period (in thousands)	$19	$3		$5	$4		$4	$4

Portfolio turnover	104%	104%		150%	129%		142%	114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$11.71	$10.92		$10.06

Income from investment operations:

Net investment income	0.17	0.15		0.15

Net realized and unrealized gain (loss)	(0.11)	0.83		0.86

Total from investment operations	0.06	0.98		1.01

Less distributions to shareholders:

Net investment income	—	(0.19)		(0.15)

Total distributions to shareholders	—	(0.19)		(0.15)

Net asset value, end of period	$11.77	$11.71		$10.92

Total return	0.51%	9.07%		10.14%

Ratios to average net assets(b)

Total gross expenses	0.92%	0.98%		0.93	%(c)

Total net expenses(d)	0.92%	0.98	%(e)	0.92	%(c)

Net investment income	1.47%	1.34%		1.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$60	$3		$3

Portfolio turnover	104%	104%		150%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	49

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.71	$10.92	$10.06

Income from investment operations:

Net investment income	0.17	0.18	0.14

Net realized and unrealized gain (loss)	(0.08)	0.83	0.88

Total from investment operations	0.09	1.01	1.02

Less distributions to shareholders:

Net investment income	—	(0.22)	(0.16)

Total distributions to shareholders	—	(0.22)	(0.16)

Net asset value, end of period	$11.80	$11.71	$10.92

Total return	0.77%	9.31%	10.22%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.74%	0.83	%(c)

Total net expenses(d)	0.80%	0.74%	0.81	%(c)

Net investment income	1.44%	1.57%	1.82	%(c)

Supplemental data

Net assets, end of period (in thousands)	$26	$3	$3

Portfolio turnover	104%	104%	150%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2015	2014(a)
Per share data
Net asset value, beginning of period	$11.66	$11.77

Income from investment operations:

Net investment income	0.11	0.00	(b)

Net realized and unrealized loss	(0.07)	(0.11	)(c)

Total from investment operations	0.04	(0.11)

Net asset value, end of period	$11.70	$11.66

Total return	0.34%	(0.93%)

Ratios to average net assets(d)

Total gross expenses	1.21%	1.17	%(e)

Total net expenses(f)	1.21%	1.17	%(e)(g)

Net investment income	0.91%	0.36	%(e)

Supplemental data

Net assets, end of period (in thousands)	$2	$2

Portfolio turnover	104%	104%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	51

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class Z	2015	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$11.67	$10.88		$9.88		$8.73		$9.01		$8.98

Income from investment operations:

Net investment income (loss)	0.15	0.16		0.18		0.17		0.21		(0.01)

Net realized and unrealized gain (loss)	(0.07)	0.82		1.05		1.16		(0.19)		0.04

Total from investment operations	0.08	0.98		1.23		1.33		0.02		0.03

Less distributions to shareholders:

Net investment income	—	(0.19)		(0.23)		(0.18)		(0.30)		—

Tax return of capital	—	—		—		—		0.00	(c)	—

Total distributions to shareholders	—	(0.19)		(0.23)		(0.18)		(0.30)		—

Net asset value, end of period	$11.75	$11.67		$10.88		$9.88		$8.73		$9.01

Total return	0.69%	9.11%		12.65%		15.31%		0.01%		0.33%

Ratios to average net assets(d)

Total gross expenses	0.90%	0.93%		0.94%		0.94	%(e)	0.89%		1.02	%(e)

Total net expenses(f)	0.90%	0.93	%(g)	0.90	%(g)	0.88	%(e)	0.89	%(g)	1.02	%(e)

Net investment income (loss)	1.25%	1.41%		1.75%		2.06	%(e)	2.28%		(13.66	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$5,216	$4,726		$1,023		$787		$335		$3

Portfolio turnover	104%	104%		150%		129%		142%		114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

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Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange

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rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation

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margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts primarily for the purpose of gaining market exposure to various foreign currencies, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts primarily for the purpose of gaining market exposure to various currency, interest rate and equity markets, to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The

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Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, protect gains and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

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As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is

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also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Total Return Swap Contracts

The Fund entered into total return swap contracts to hedge market volatility. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	210,035	*
Equity risk	Net assets — unrealized appreciation on futures contracts	700,050	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,001,842
Interest rate risk	Net assets — unrealized appreciation on futures contracts	857,048	*
Interest rate risk	Investments, at value — options purchased	857
Total		6,769,832

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	844,312	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,168,513
Interest rate risk	Net assets — unrealized depreciation on futures contracts	11,473	*
Total		6,024,298

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Expo sure Cate gory	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	465,803	465,803
Equity risk	—	(466,354)	(3,026,614)	(732,640)	(4,225,608)
Fore ign exch ange risk	(18,494,513)	—	—	—	(18,494,513)
Inte rest rate risk	—	2,324,885	(141,925)	—	2,182,960
Total	(18,494,513)	1,858,531	(3,168,539)	(266,837)	(20,071,358)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Expo sure Cate gory	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	62,844	62,844
Equity risk	—	(2,535,727)	2,646,428	186,645	297,346
Fore ign exch ange risk	1,015,991	—	—	—	1,015,991
Inte rest rate risk	—	1,367,143	(75,063)	—	1,292,080
Total	1,015,991	(1,168,584)	2,571,365	249,489	2,668,261

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	116,276,946
Futures contracts — Short	121,097,787
Credit default swap contracts — buy protection	4,875,000
Credit default swap contracts — sell protection	28,162,500

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	28,833

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	8,399,687	(9,030,127)
Total return swap contracts	—	(126,744)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund

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realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

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COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2015.

	Barclays ($)	Citigroup Global Markets Inc. ($)	Credit Suisse Securities (USA) L.L.C. ($)	Deutsche Bank Securities Inc. ($)	HSBC Securities (USA), Inc. ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered Bank ($)	State Street Bank & Trust Company ($)	UBS Securities ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	17,158	—	—	—	17,158
Forward foreign currency exchange contracts	250,059	69,753	489,324	1,878,278	976,118	—	—	—	425,866	912,444	5,001,842
Options purchased puts	—	—	—	—	—	857	—	—	—	—	857
Total Assets	250,059	69,753	489,324	1,878,278	976,118	857	17,158	—	425,866	912,444	5,019,857
Liabilities
Forward foreign currency exchange contracts	533,663	344,054	—	1,723,621	1,178,150	—	—	8	275,485	1,113,532	5,168,513
Total Financial and Derivative Net Assets	(283,604)	(274,301)	489,324	154,657	(202,032)	857	17,158	(8)	150,381	(201,088)	(148,656)
Total collateral received (pledged)(c)	—	—	—	—	—	857	—	—	—	—	857
Net Amount(d)	(283,604)	(274,301)	489,324	154,657	(202,032)	—	17,158	(8)	150,381	(201,088)	(149,513)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital

62	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2015	63

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in underlying funds (including any exchange-traded funds) that pay an investment management fee to the Investment Manager. For the portion of assets of the Fund in other funds advised by the Investment Manager that do not pay an investment management fee to the Investment Manager, derivatives and individual securities, the fund pays the Investment Manager a monthly fee at an annual rate that declines from 0.66% to 0.49% as such assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.61% of the Fund’s average daily net assets.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund does not pay administration fee on the portion of assets held in underlying funds (including any exchange-traded funds) that pay an administration fee to the Investment Manager. For the portion of assets the Fund holds in securities, including other funds administered by the Investment Manager that do not pay an administration fee to the Investment Manager, derivatives and individual securities, the fund pays a monthly fee for administration services to the Fund Administrator an annual fee that declines from 0.06% to 0.03% as such assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $2,243.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed

64	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.17%
Class R4	0.15
Class R5	0.05
Class W	0.20
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,260,000 and $304,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $398,374 for Class A, $3,275 for Class B and $2,410 for Class C shares for the year ended July 31, 2015.

Annual Report 2015	65

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	1.30%	1.30%
Class B	2.05	2.05
Class C	2.05	2.05
Class K	1.24	1.20
Class R	1.55	1.55
Class R4	1.05	1.05
Class R5	0.99	0.95
Class W	1.30	1.30
Class Z	1.05	1.05

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, re-characterization of distributions for investments, foreign capital gains tax, foreign currency transactions, net operating loss reclassification, passive foreign investment company (PFIC) holdings, deemed distributions, late-year ordinary losses, derivative investments, amortization/accretion on certain convertible securities, tax straddles, swap investments and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(11,740,257)
Accumulated net realized loss	17,695,770
Paid-in capital	(5,955,513)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$ —	$11,914,661

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(154,927,562)
Net unrealized appreciation	33,715,159

At July 31, 2015, the cost of investments for federal income tax purposes was $685,575,510 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$60,190,634
Unrealized depreciation	(26,475,475)
Net unrealized appreciation	$33,715,159

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income

66	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	133,719,540
2019	21,208,022
Total	154,927,562

For the year ended July 31, 2015, $38,242,870 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2015, the Fund will elect to treat late-year ordinary losses of $2,543,261 as arising on August 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $679,238,743 and $789,284,783, respectively, for the year ended July 31, 2015, of which $267,644,888 and $261,210,980, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 93.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values

Annual Report 2015	67

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

68	Annual Report 2015

COLUMBIA GLOBAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Opportunities Fund (the “Fund,” a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2015

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TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

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Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

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INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

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APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

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APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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COLUMBIA GLOBAL OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	79

Columbia Global Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN156_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Inflation Protected Securities Fund (the Fund) Class A shares returned -6.01% excluding sales charges for the 12-month period ended July 31, 2015.

■	The Fund underperformed its benchmark, the Barclays Inflation-Protected Securities (TIPS) Series-L Index, which returned -1.56% for the same 12-month period.

■

The Fund’s performance was constrained during the period as its holdings of Treasury Inflation Protected Securities were hurt by a decline in U.S. inflation expectations, as well as by its non-benchmark positions in inflation-linked bonds of countries with commodity-linked currencies and investment-grade corporate bonds.

Average Annual Total Returns (%) (for period ended July 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		-6.01	2.20	3.42
Including sales charges		-8.81	1.58	3.10
Class B	03/04/04
Excluding sales charges		-6.65	1.43	2.65
Including sales charges		-11.30	1.11	2.65
Class C	03/04/04
Excluding sales charges		-6.77	1.41	2.63
Including sales charges		-7.70	1.41	2.63
Class I	03/04/04	-5.57	2.65	3.82
Class K	03/04/04	-5.87	2.33	3.54
Class R*	08/03/09	-6.20	1.94	3.12
Class R5*	11/08/12	-5.62	2.42	3.53
Class W*	12/01/06	-6.00	2.21	3.38
Class Z*	09/27/10	-5.74	2.44	3.54
Barclays Inflation-Protected Securities (TIPS) Series-L Index		-1.56	3.30	4.37

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Inflation-Protected Securities (TIPS) Series-L Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 — July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Inflation Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At July 31, 2015, approximately 48% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2015, the Fund’s Class A shares returned -6.01% excluding sales charges. The Fund underperformed its benchmark, the Barclays Inflation-Protected Securities (TIPS) Series-L Index, which returned -1.56% over the same period. The Fund’s performance was constrained during the period as its holdings of Treasury Inflation Protected Securities (TIPS) were hurt by a decline in U.S. inflation expectations, as well as by its non-benchmark positions in inflation-linked bonds of countries with commodity-linked currencies and investment-grade corporate bonds.

U.S. Inflation Expectations Tempered by Strong Dollar, Weak Oil Price

Returns for TIPS are influenced not only by changes in inflation expectations but also the direction of nominal U.S. Treasury yields. The latter factor was supportive of fixed-income securities, including TIPS, for the 12 months ended July 31, 2015, as longer term rates generally drifted downward. The bond market appeared to be comfortable with the trajectory of the U.S. Federal Reserve (the Fed), as it tapered its bond purchases of longer term bonds towards zero, while actively monitoring conditions with an eye toward beginning to hike its benchmark short-term interest rate.

However, the direction with respect to inflation expectations was not as favorable for TIPS investors. Even as the Fed was preparing to tighten policy, the European Central Bank, Bank of Japan, and People’s Bank of China stepped up efforts to stimulate their respective economies. The result of these diverging central bank policies was increased support for the dollar against other leading currencies and a perception that there was little risk of an acceleration in U.S. inflation. The inflation outlook was further undermined by a collapse in prices for crude oil and commodities generally over the latter part of 2014. So-called “headline inflation,” which includes energy and food prices, was nearly flat for the 12 months, despite reasonable strength in key sectors such as housing. Against this backdrop of subdued inflation expectations, break-even rates (the difference between yields on nominal Treasuries and those for comparable-maturity TIPS) declined over the period, leading to negative price performance for TIPS.

Lower Inflation Expectations Hurt TIPS and Non-benchmark Holdings

Most of the Fund’s underperformance was attributable to out-of-benchmark exposures designed to benefit from any improvement in inflation prospects. Positive local returns on holdings of emerging markets inflation-linked bonds, in particular in Brazil and Mexico, were more than offset by the

Portfolio Management

Orhan Imer, Ph.D., CFA

Portfolio Breakdown (%) (at July 31, 2015)
Asset-Backed Securities — Non-Agency	4.1
Corporate Bonds & Notes	12.5
Foreign Government Obligations	0.2
Inflation-Indexed Bonds	81.7
Money Market Funds	0.2
Residential Mortgage-Backed Securities — Agency	1.1
Residential Mortgage-Backed Securities — Non-Agency	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at July 31, 2015)
AAA rating	71.6
AA rating	3.8
A rating	2.8
BBB rating	17.6
BB rating	1.6
Not rated	2.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015	5

COLUMBIA INFLATION PROTECTED SECURITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.

impact of weakened currencies vs. the U.S. dollar. Performance of the Fund’s commodity-linked holdings suffered on fears over slowing growth in China, as the government there attempts to engineer a transition from an investment-led to a more balanced growth model. Finally, exposure to investment-grade corporate bonds in areas of the market sensitive to inflation, such as energy and mining, experienced price weakness.

With respect to its core TIPS exposure, the Fund was positioned for a strengthening in expectations for U.S. inflation, and this acted as a constraint on returns as break-evens declined. The Fund was positioned overall to benefit from a steepening in the TIPS break-even curve, adding modestly to relative return as inflation expectations held up better over longer horizons. An emphasis on the long-end of the TIPS maturity spectrum also helped performance, as this segment benefited the most from the backdrop of declining nominal yields.

During the period, we invested in forward contracts to manage currency risk on investments denominated in foreign currencies, seeking to mitigate the impact of changes in exchange rates on Fund returns. While the Fund’s currency exposure to inflation-linked bonds in Brazil, Turkey and Mexico was reduced to some degree, our use of forward contracts was not sufficiently extensive to avoid material losses as the U.S. dollar strengthened. We also invested in highly liquid, widely traded Treasury futures contracts to help manage overall portfolio duration and corresponding sensitivity to changes in market interest rates. The impact of these future contracts had a negative impact on Fund performance.

Looking Ahead

We believe the Fund remains positioned overall at this time for inflation to surprise the market on the upside. At period end, expectations for headline inflation, which drive movements in TIPS break-even rates, appeared to reflect more sustained weakness in energy prices than we anticipated. In addition, our current view is that the dollar has likely already experienced most of the positive impact from the anticipation of Fed tightening, and that it could ease from current levels. We continue to see value at this time in a number of inflation-sensitive areas outside of TIPS, in particular investment-grade credits in the mining and energy sectors.

With the Fed approaching the beginning of a tightening cycle, we believe the Fund is currently positioned for a flattening of the yield curve, with overall portfolio duration somewhat lower than the benchmark.

6	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	956.80	1,020.89	3.95	4.08	0.81
Class B	1,000.00	1,000.00	954.30	1,017.15	7.60	7.85	1.56
Class C	1,000.00	1,000.00	953.10	1,017.15	7.60	7.85	1.56
Class I	1,000.00	1,000.00	959.00	1,023.14	1.76	1.82	0.36
Class K	1,000.00	1,000.00	957.80	1,021.64	3.22	3.33	0.66
Class R	1,000.00	1,000.00	956.60	1,019.65	5.17	5.34	1.06
Class R5	1,000.00	1,000.00	958.80	1,022.89	2.00	2.07	0.41
Class W	1,000.00	1,000.00	956.80	1,020.89	3.95	4.08	0.81
Class Z	1,000.00	1,000.00	957.80	1,022.14	2.73	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015	7

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 12.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE 0.2%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/42	5.150%	500,000	476,561

ELECTRIC 1.1%
FirstEnergy Corp.
11/15/31	7.375%	1,000,000	1,226,762

TransAlta Corp.
03/15/40	6.500%	1,000,000	919,746

Total			2,146,508

FINANCE COMPANIES 0.4%
International Lease Finance Corp.
04/15/21	4.625%	750,000	765,915

INDEPENDENT ENERGY 0.8%
Canadian Natural Resources Ltd.
02/01/39	6.750%	500,000	569,632

Hess Corp.
08/15/31	7.300%	750,000	870,602

Total			1,440,234

INTEGRATED ENERGY 0.6%
Murphy Oil Corp.
06/01/22	4.000%	250,000	228,672
12/01/22	3.700%	1,000,000	892,921

Total			1,121,593

LIFE INSURANCE 0.4%
Genworth Holdings, Inc.
08/15/23	4.900%	500,000	443,750
06/15/34	6.500%	250,000	220,625

Total			664,375

METALS 2.7%
Alcoa, Inc.
02/01/37	5.950%	500,000	495,000

ArcelorMittal
06/01/18	6.125%	750,000	793,932

Freeport-McMoRan, Inc.
03/15/23	3.875%	500,000	410,625

Kinross Gold Corp.
03/15/24	5.950%	500,000	449,895

Teck Resources Ltd.
02/01/23	3.750%	1,000,000	777,581
02/01/43	5.400%	500,000	346,099

Vale Overseas Ltd.
01/11/22	4.375%	1,000,000	962,700

Vale SA
09/11/42	5.625%	1,000,000	819,540

Total			5,055,372

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MIDSTREAM 1.8%
Energy Transfer Partners LP
03/15/45	5.150%	1,500,000	1,314,792

Kinder Morgan Energy Partners LP
05/01/24	4.300%	160,000	154,148
11/01/42	4.700%	1,000,000	820,795

Kinder Morgan, Inc.
06/01/45	5.550%	250,000	227,456

Williams Partners LP
01/15/25	3.900%	500,000	466,615
09/15/45	5.100%	500,000	431,715

Total			3,415,521

OIL FIELD SERVICES 0.7%
Noble Holding International Ltd.
03/15/42	5.250%	1,750,000	1,237,834

TECHNOLOGY 0.5%
Xerox Corp.
12/15/39	6.750%	750,000	852,968

WIRELINES 3.3%
AT&T, Inc.
05/15/46	4.750%	485,000	447,327

BellSouth Corp.
10/15/31	6.875%	500,000	573,037
11/15/34	6.000%	508,000	527,461

CenturyLink, Inc.
04/01/17	6.000%	750,000	785,625

Indiana Bell Telephone Co., Inc.
08/15/26	7.300%	500,000	615,084

Telecom Italia Capital SA
10/01/15	5.250%	500,000	501,875
06/04/38	7.721%	1,000,000	1,150,000

Verizon New England, Inc.
11/15/29	7.875%	500,000	645,199

Verizon New York, Inc.
04/01/32	7.375%	800,000	958,268

Total			6,203,876

Total Corporate Bonds & Notes
(Cost: $24,274,596)			23,380,757

Residential Mortgage-Backed Securities — Agency 1.1%
Government National Mortgage Association(a)
08/20/45	3.500%	2,000,000	2,088,750

Total Residential Mortgage-Backed Securities — Agency
(Cost: $2,069,844)			2,088,750

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Residential Mortgage-Backed Securities — Non-Agency 0.2%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7
04/25/33	5.500%		297,832	298,413

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $299,638)				298,413

Asset-Backed Securities — Non-Agency 4.1%
Ares XXX CLO Ltd. Series 2014-30A Class A2(b)(c)
04/20/23	1.137%		817,575	811,819

Carlyle Global Market Strategies CLO Series 2014-3A Class A2(b)(c)
07/27/26	2.395%		1,000,000	995,621

Carlyle Global Market Strategies Series 2012-2AR Class B1R(b)(c)
07/20/23	2.375%		2,000,000	1,999,990

Dryden Senior Loan Fund Series 2014-33A Class B(b)(c)
07/15/26	2.289%		750,000	742,231

OHA Credit Partners VIII Ltd. Series 2013-8A Class B(b)(c)
04/20/25	1.824%		1,000,000	977,283

OZLM VII Ltd. Series 2014-7A Class A2A(b)(c)
07/17/26	2.339%		1,000,000	988,395

Octagon Investment Partners XXI Ltd. Series 2014-1A Class A2(b)(c)
11/14/26	2.675%		1,000,000	1,004,355

Symphony CLO V Ltd. Series 2007-5A Class A1(b)(c)
01/15/24	1.039%		242,184	240,099

Total Asset-Backed Securities — Non-Agency
(Cost: $7,772,626)				7,759,793

Inflation-Indexed Bonds(d) 81.6%
BRAZIL 9.1%
Brazil Notas do Tesouro Nacional
08/15/16	6.000%	BRL	8,033,836	2,382,523
08/15/18	6.000%	BRL	47,126,482	13,965,042
08/15/40	6.000%	BRL	2,469,065	700,561

Total				17,048,126

MEXICO 0.6%
Mexican Udibonos
11/15/40	4.000%	MXN	16,145,015	1,069,848

Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TURKEY 1.1%
Turkey Government Bond
02/20/19	3.500%	TRY	5,651,361	2,080,886

UNITED STATES 70.8%
U.S. Treasury Inflation-Indexed Bond
01/15/22	0.125%		262,670	259,058
01/15/25	0.250%		753,015	735,837
01/15/25	2.375%		8,831,130	10,345,527
01/15/26	2.000%		4,193,525	4,804,207
01/15/27	2.375%		10,612,890	12,702,303
01/15/28	1.750%		14,756,690	16,755,764
04/15/28	3.625%		5,881,160	8,015,380
01/15/29	2.500%		18,829,540	23,257,419
04/15/29	3.875%		6,871,160	9,745,236
02/15/42	0.750%		17,101,825	15,892,675
02/15/43	0.625%		1,810,095	1,623,711

U.S. Treasury Inflation-Indexed Bond(e)
02/15/40	2.125%		23,105,040	28,695,374

Total				132,832,491

Total Inflation-Indexed Bonds
(Cost: $161,135,751)				153,031,351

Foreign Government Obligations(f) 0.2%
NETHERLANDS 0.2%
Petrobras Global Finance BV
05/20/43	5.625%		250,000	185,325
Petrobras Global Finance BV(b)
03/17/17	2.643%		200,000	192,800

Total				378,125

Total Foreign Government Obligations
(Cost: $430,851)				378,125

Money Market Funds 0.2%
		Shares		Value ($)

Columbia Short-Term Cash Fund, 0.124%(g)(h)			453,919	453,919

Total Money Market Funds (Cost: $453,919)				453,919

Total Investments (Cost: $196,437,225)				187,391,108

Other Assets & Liabilities, Net				210,399

Net Assets				187,601,507

At July 31, 2015, securities and cash totaling $1,894,651 were pledged as collateral.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets, Inc.	09/3/2015	10,000,000 MXN	620,539 USD	1,313	—

Citigroup Global Markets, Inc.	09/3/2015	7,000,000 MXN	433,396 USD	—	(64)

Deutsche Bank	08/6/2015	9,050,000 TRY	3,345,570 USD	81,639	—

Deutsche Bank	08/6/2015	450,000 TRY	161,031 USD	—	(1,264)

Deutsche Bank	08/6/2015	3,495,989 USD	9,500,000 TRY	—	(69,762)

Deutsche Bank	09/3/2015	159,756 USD	450,000 TRY	1,203	—

State Street Bank & Trust Company	09/3/2015	26,750,000 BRL	7,835,613 USD	112,992

State Street Bank & Trust Company	09/3/2015	600,000 CAD	459,731 USD	1,058	—

State Street Bank & Trust Company	09/3/2015	600,000 CAD	458,449 USD	—	(225)

UBS Securities	09/3/2015	125,000 EUR	136,541 USD	—	(792)

Total				198,205	(72,107)

Futures Contracts Outstanding at July 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	12	USD	1,529,250	09/2015	166	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE (CBT)	(255)	USD	(30,560,156)	09/2015	—	(126,640)
US ULTRA BOND (CBT)	(271)	USD	(43,232,969)	09/2015	—	(1,112,766)

Total			(73,793,125)		—	(1,239,406)

Credit Default Swap Contracts Outstanding at July 31, 2015

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America Investment Grade 24-V1	6/20/2020	1.000	0.703%	12,500,000	(26,089)	13,889	—	(12,200)

*	Centrally cleared swap contract

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Interest Rate Swap Contracts Outstanding at July 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	U.S. CPI Urban Consumers NSA	Receive	1.785	10/21/2018	USD	4,000,000	—	(105,244)
Barclays	U.S. CPI Urban Consumers NSA	Receive	1.658	12/3/2018	USD	10,000,000	—	(191,913)
Goldman Sachs International	U.S. CPI Urban Consumers NSA	Receive	1.895	9/24/2018	USD	1,000,000	—	(32,916)
Goldman Sach International	U.S. CPI Urban Consumers NSA	Receive	1.600	12/8/2018	USD	10,000,000	—	(164,446)
JPMorgan	U.S. CPI Urban Consumers NSA	Receive	1.870	10/8/2018	USD	5,000,000	—	(154,952)
JPMorgan	U.S. CPI Urban Consumers NSA	Receive	1.810	1/9/2025	USD	10,000,000	13,112	—

Total							13,112	(649,471)

Notes to Portfolio of Investments

(a)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)	Variable rate security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $7,759,793 or 4.14% of net assets.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(f)	Principal and interest may not be guaranteed by the government.

(g)	The rate shown is the seven-day current annualized yield at July 31, 2015.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,287,894	99,581,657	(101,415,632)	453,919	1,230	453,919

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
TRY	Turkish Lira
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	23,380,757	—	23,380,757

Residential Mortgage-Backed Securities — Agency	—	2,088,750	—	2,088,750

Residential Mortgage-Backed Securities — Non-Agency	—	298,413	—	298,413

Asset-Backed Securities — Non-Agency	—	7,759,793	—	7,759,793

Inflation-Indexed Bonds	—	153,031,351	—	153,031,351

Foreign Government Obligations	—	378,125	—	378,125

Money Market Funds	453,919	—	—	453,919

Total Investments	453,919	186,937,189	—	187,391,108

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	198,205	—	198,205

Futures Contracts	166	—	—	166

Swap Contracts	—	13,112	—	13,112

Liabilities

Forward Foreign Currency Exchange Contracts	—	(72,107)	—	(72,107)

Futures Contracts	(1,239,406)	—	—	(1,239,406)

Swap Contracts	—	(661,671)	—	(661,671)

Total	(785,321)	186,414,728	—	185,629,407

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
1,000,000	—	—	1,000,000

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $195,983,306)	$186,937,189

Affiliated issuers (identified cost $453,919)	453,919

Total investments (identified cost $196,437,225)	187,391,108

Foreign currency (identified cost $58,335)	56,018

Margin deposits	1,619,056

Unrealized appreciation on forward foreign currency exchange contracts	198,205

Unrealized appreciation on swap contracts	13,112

Receivable for:

Investments sold	796,804

Investments sold on a delayed delivery basis	2,593,759

Capital shares sold	91,992

Dividends	76

Interest	965,470

Variation margin	6,896

Expense reimbursement due from Investment Manager	1,259

Prepaid expenses	3,977

Total assets	193,737,732

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	72,107

Unrealized depreciation on swap contracts	649,471

Payable for:

Investments purchased	76,770

Investments purchased on a delayed delivery basis	4,665,461

Capital shares purchased	243,947

Variation margin	291,925

Investment management fees	2,264

Distribution and/or service fees	858

Transfer agent fees	30,853

Administration fees	360

Compensation of board members	42,140

Other expenses	60,069

Total liabilities	6,136,225

Net assets applicable to outstanding capital stock	$187,601,507

Represented by

Paid-in capital	$206,809,671

Excess of distributions over net investment income	(998,924)

Accumulated net realized loss	(7,397,781)

Unrealized appreciation (depreciation) on:

Investments	(9,046,117)

Foreign currency translations	(3,641)

Forward foreign currency exchange contracts	126,098

Futures contracts	(1,239,240)

Swap contracts	(648,559)

Total — representing net assets applicable to outstanding capital stock	$187,601,507

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A

Net assets	$70,527,548

Shares outstanding	7,970,816

Net asset value per share	$8.85

Maximum offering price per share(a)	$9.12

Class B

Net assets	$382,306

Shares outstanding	43,616

Net asset value per share	$8.77

Class C

Net assets	$10,399,412

Shares outstanding	1,189,190

Net asset value per share	$8.74

Class I

Net assets	$90,890,741

Shares outstanding	10,225,405

Net asset value per share	$8.89

Class K

Net assets	$38,004

Shares outstanding	4,292

Net asset value per share	$8.85

Class R

Net assets	$5,272,463

Shares outstanding	598,679

Net asset value per share	$8.81

Class R5

Net assets	$76,794

Shares outstanding	8,688

Net asset value per share	$8.84

Class W

Net assets	$396,304

Shares outstanding	44,722

Net asset value per share	$8.86

Class Z

Net assets	$9,617,935

Shares outstanding	1,085,330

Net asset value per share	$8.86

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$1,230
Interest	4,415,554

Total income	4,416,784

Expenses:
Investment management fees	1,038,993
Distribution and/or service fees
Class A	207,684
Class B	9,663
Class C	120,171
Class R	28,126
Class W	82,373
Transfer agent fees
Class A	273,601
Class B	3,271
Class C	39,563
Class K	19
Class R	18,413
Class R5	42
Class W	117,297
Class Z	39,862
Administration fees	165,294
Plan administration fees
Class K	97
Compensation of board members	13,603
Custodian fees	25,782
Printing and postage fees	76,846
Registration fees	108,771
Professional fees	42,842
Other	13,013

Total expenses	2,425,326
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(799,875)
Expense reductions	(40)

Total net expenses	1,625,411

Net investment income	2,791,373

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	7,921,114
Foreign currency translations	917,361
Forward foreign currency exchange contracts	450,289
Futures contracts	(10,398,316)
Options purchased	(35,071)
Swap contracts	344,649

Net realized loss	(799,974)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,436,531)
Foreign currency translations	16,069
Forward foreign currency exchange contracts	89,635
Futures contracts	706,185
Options purchased	14,290
Swap contracts	(668,695)

Net change in unrealized depreciation	(16,279,047)

Net realized and unrealized loss	(17,079,021)

Net decrease in net assets from operations	$(14,287,648)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations

Net investment income	$2,791,373	$6,052,165

Net realized loss	(799,974)	(7,094,660)

Net change in unrealized appreciation (depreciation)	(16,279,047)	13,158,180

Net increase (decrease) in net assets resulting from operations	(14,287,648)	12,115,685

Distributions to shareholders

Net investment income

Class A	(423,108)	(1,042,877)

Class B	(3,718)	(3,808)

Class C	(34,492)	(45,005)

Class I	(497,023)	(1,311,986)

Class K	(200)	(522)

Class R	(23,776)	(51,175)

Class R5	(437)	(696)

Class W	(214,907)	(829,404)

Class Z	(74,885)	(45,163)

Net realized gains

Class A	—	(5,869,885)

Class B	—	(123,535)

Class C	—	(655,949)

Class I	—	(4,145,973)

Class K	—	(1,807)

Class R	—	(265,755)

Class R5	—	(106)

Class W	—	(2,266,979)

Class Z	—	(43,433)

Tax return of capital

Class A	—	(542,226)

Class B	—	(10,998)

Class C	—	(62,682)

Class I	—	(422,031)

Class K	—	(203)

Class R	—	(27,212)

Class R5	—	(89)

Class W	—	(282,173)

Class Z	—	(8,697)

Total distributions to shareholders	(1,272,546)	(18,060,369)

Increase (decrease) in net assets from capital stock activity	(86,648,917)	12,113,076

Total increase (decrease) in net assets	(102,209,111)	6,168,392

Net assets at beginning of year	289,810,618	283,642,226

Net assets at end of year	$187,601,507	$289,810,618

Undistributed (excess of distributions over) net investment income	$(998,924)	$836,218

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,062,590	9,774,000	1,096,560	10,261,431

Distributions reinvested	43,898	403,858	787,172	7,177,370

Redemptions	(3,001,730)	(27,338,602)	(7,394,645)	(69,970,169)

Net decrease	(1,895,242)	(17,160,744)	(5,510,913)	(52,531,368)

Class B shares

Subscriptions	2,199	20,000	17,995	168,319

Distributions reinvested	400	3,669	15,105	136,995

Redemptions(a)	(119,533)	(1,078,120)	(226,506)	(2,133,892)

Net decrease	(116,934)	(1,054,451)	(193,406)	(1,828,578)

Class C shares

Subscriptions	206,427	1,887,447	415,353	3,853,125

Distributions reinvested	2,347	21,471	60,109	544,324

Redemptions	(365,677)	(3,290,309)	(711,250)	(6,668,885)

Net decrease	(156,903)	(1,381,391)	(235,788)	(2,271,436)

Class I shares

Subscriptions	2,499,184	22,835,412	6,485,988	61,487,390

Distributions reinvested	54,018	496,963	642,418	5,879,266

Redemptions	(1,640,784)	(14,891,892)	(4,993,259)	(47,364,162)

Net increase	912,418	8,440,483	2,135,147	20,002,494

Class K shares

Subscriptions	250	2,272	1,373	12,736

Distributions reinvested	16	149	250	2,285

Redemptions	(224)	(2,035)	(2,291)	(21,851)

Net increase (decrease)	42	386	(668)	(6,830)

Class R shares

Subscriptions	190,982	1,734,323	274,893	2,540,277

Distributions reinvested	520	4,770	8,786	79,936

Redemptions	(205,355)	(1,855,412)	(168,252)	(1,574,830)

Net increase (decrease)	(13,853)	(116,319)	115,427	1,045,383

Class R5 shares

Subscriptions	2,886	26,351	10,621	100,153

Distributions reinvested	41	379	69	640

Redemptions	(4,162)	(38,620)	(985)	(9,275)

Net increase (decrease)	(1,235)	(11,890)	9,705	91,518

Class W shares

Subscriptions	431,288	3,968,540	6,518,746	60,407,763

Distributions reinvested	23,329	214,860	368,556	3,378,156

Redemptions	(8,501,152)	(78,364,921)	(2,776,514)	(26,083,974)

Net increase (decrease)	(8,046,535)	(74,181,521)	4,110,788	37,701,945

Class Z shares

Subscriptions	753,590	6,963,291	1,211,704	11,429,215

Distributions reinvested	8,012	73,626	9,893	91,319

Redemptions	(906,603)	(8,220,387)	(169,542)	(1,610,586)

Net increase (decrease)	(145,001)	(1,183,470)	1,052,055	9,909,948

Total net increase (decrease)	(9,463,243)	(86,648,917)	1,482,347	12,113,076

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$9.46		$9.73	$11.38		$11.03		$10.36

Income from investment operations:

Net investment income	0.11		0.19	0.08		0.16		0.34

Net realized and unrealized gain (loss)	(0.68)		0.21	(0.66)		0.84		0.68

Total from investment operations	(0.57)		0.40	(0.58)		1.00		1.02

Less distributions to shareholders:

Net investment income	(0.04)		(0.11)	(0.11)		(0.22)		(0.35)

Net realized gains	—		(0.52)	(0.96)		(0.43)		—

Tax return of capital	—		(0.04)	—		—		—

Total distributions to shareholders	(0.04)		(0.67)	(1.07)		(0.65)		(0.35)

Net asset value, end of period	$8.85		$9.46	$9.73		$11.38		$11.03

Total return	(6.01%)		4.46%	(5.69%)		9.44%		10.02%

Ratios to average net assets(a)

Total gross expenses	1.21%		1.15%	1.06%		1.06%		1.10%

Total net expenses(b)	0.82	%(c)	0.85%	0.85	%(c)	0.85	%(c)	0.85%

Net investment income	1.16%		1.97%	0.72%		1.45%		3.21%

Supplemental data

Net assets, end of period (in thousands)	$70,528		$93,302	$149,612		$340,942		$273,195

Portfolio turnover	88%		91%	114%		93%		99%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$9.42		$9.70	$11.38		$11.03		$10.35

Income from investment operations:

Net investment income	0.02		0.11	(0.00	)(a)	0.08		0.25

Net realized and unrealized gain (loss)	(0.64)		0.21	(0.66)		0.84		0.69

Total from investment operations	(0.62)		0.32	(0.66)		0.92		0.94

Less distributions to shareholders:

Net investment income	(0.03)		(0.04)	(0.06)		(0.14)		(0.26)

Net realized gains	—		(0.52)	(0.96)		(0.43)		—

Tax return of capital	—		(0.04)	—		—		—

Total distributions to shareholders	(0.03)		(0.60)	(1.02)		(0.57)		(0.26)

Net asset value, end of period	$8.77		$9.42	$9.70		$11.38		$11.03

Total return	(6.65%)		3.63%	(6.43%)		8.61%		9.22%

Ratios to average net assets(b)

Total gross expenses	1.96%		1.90%	1.81%		1.81%		1.85%

Total net expenses(c)	1.58	%(d)	1.60%	1.60	%(d)	1.59	%(d)	1.60%

Net investment income (loss)	0.21%		1.12%	(0.01%)		0.70%		2.37%

Supplemental data

Net assets, end of period (in thousands)	$382		$1,512	$3,433		$6,987		$8,846

Portfolio turnover	88%		91%	114%		93%		99%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$9.40		$9.68	$11.36		$11.02		$10.35

Income from investment operations:

Net investment income	0.04		0.12	(0.00	)(a)	0.08		0.27

Net realized and unrealized gain (loss)	(0.67)		0.20	(0.65)		0.83		0.67

Total from investment operations	(0.63)		0.32	(0.65)		0.91		0.94

Less distributions to shareholders:

Net investment income	(0.03)		(0.04)	(0.07)		(0.14)		(0.27)

Net realized gains	—		(0.52)	(0.96)		(0.43)		—

Tax return of capital	—		(0.04)	—		—		—

Total distributions to shareholders	(0.03)		(0.60)	(1.03)		(0.57)		(0.27)

Net asset value, end of period	$8.74		$9.40	$9.68		$11.36		$11.02

Total return	(6.77%)		3.64%	(6.40%)		8.57%		9.21%

Ratios to average net assets(b)

Total gross expenses	1.96%		1.90%	1.81%		1.81%		1.85%

Total net expenses(c)	1.57	%(d)	1.60%	1.60	%(d)	1.60	%(d)	1.60%

Net investment income (loss)	0.41%		1.27%	(0.02%)		0.71%		2.60%

Supplemental data

Net assets, end of period (in thousands)	$10,399		$12,651	$15,310		$22,778		$17,963

Portfolio turnover	88%		91%	114%		93%		99%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.47	$9.74	$11.38	$11.03	$10.36

Income from investment operations:

Net investment income	0.15	0.24	0.13	0.18	0.40

Net realized and unrealized gain (loss)	(0.68)	0.20	(0.66)	0.87	0.66

Total from investment operations	(0.53)	0.44	(0.53)	1.05	1.06

Less distributions to shareholders:

Net investment income	(0.05)	(0.15)	(0.15)	(0.27)	(0.39)

Net realized gains	—	(0.52)	(0.96)	(0.43)	—

Tax return of capital	—	(0.04)	—	—	—

Total distributions to shareholders	(0.05)	(0.71)	(1.11)	(0.70)	(0.39)

Net asset value, end of period	$8.89	$9.47	$9.74	$11.38	$11.03

Total return	(5.57%)	4.91%	(5.26%)	9.91%	10.47%

Ratios to average net assets(a)

Total gross expenses	0.63%	0.61%	0.59%	0.56%	0.57%

Total net expenses(b)	0.37%	0.41%	0.42%	0.41%	0.45%

Net investment income	1.68%	2.52%	1.19%	1.64%	3.83%

Supplemental data

Net assets, end of period (in thousands)	$90,891	$88,179	$69,902	$87,654	$202,937

Portfolio turnover	88%	91%	114%	93%	99%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.45	$9.72	$11.38	$11.03	$10.35

Income from investment operations:

Net investment income	0.13	0.22	0.09	0.17	0.36

Net realized and unrealized gain (loss)	(0.68)	0.19	(0.66)	0.85	0.68

Total from investment operations	(0.55)	0.41	(0.57)	1.02	1.04

Less distributions to shareholders:

Net investment income	(0.05)	(0.12)	(0.13)	(0.24)	(0.36)

Net realized gains	—	(0.52)	(0.96)	(0.43)	—

Tax return of capital	—	(0.04)	—	—	—

Total distributions to shareholders	(0.05)	(0.68)	(1.09)	(0.67)	(0.36)

Net asset value, end of period	$8.85	$9.45	$9.72	$11.38	$11.03

Total return	(5.87%)	4.60%	(5.65%)	9.58%	10.24%

Ratios to average net assets(a)

Total gross expenses	0.93%	0.91%	0.89%	0.86%	0.88%

Total net expenses(b)	0.67%	0.71%	0.72%	0.69%	0.75%

Net investment income	1.39%	2.32%	0.88%	1.53%	3.42%

Supplemental data

Net assets, end of period (in thousands)	$38	$40	$48	$77	$76

Portfolio turnover	88%	91%	114%	93%	99%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$9.43		$9.70	$11.36		$11.02		$10.35

Income from investment operations:

Net investment income	0.08		0.18	0.06		0.18		0.36

Net realized and unrealized gain (loss)	(0.66)		0.20	(0.66)		0.79		0.63

Total from investment operations	(0.58)		0.38	(0.60)		0.97		0.99

Less distributions to shareholders:

Net investment income	(0.04)		(0.09)	(0.10)		(0.20)		(0.32)

Net realized gains	—		(0.52)	(0.96)		(0.43)		—

Tax return of capital	—		(0.04)	—		—		—

Total distributions to shareholders	(0.04)		(0.65)	(1.06)		(0.63)		(0.32)

Net asset value, end of period	$8.81		$9.43	$9.70		$11.36		$11.02

Total return	(6.20%)		4.20%	(5.96%)		9.14%		9.73%

Ratios to average net assets(a)

Total gross expenses	1.46%		1.40%	1.31%		1.31%		1.36%

Total net expenses(b)	1.07	%(c)	1.10%	1.10	%(c)	1.10	%(c)	1.12%

Net investment income	0.93%		1.93%	0.54%		1.57%		3.39%

Supplemental data

Net assets, end of period (in thousands)	$5,272		$5,776	$4,824		$5,443		$1,955

Portfolio turnover	88%		91%	114%		93%		99%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.42	$9.69	$11.49

Income from investment operations:

Net investment income	0.13	0.34	0.09

Net realized and unrealized gain (loss)	(0.66)	0.10	(0.86)

Total from investment operations	(0.53)	0.44	(0.77)

Less distributions to shareholders:

Net investment income	(0.05)	(0.15)	(0.07)

Net realized gains	—	(0.52)	(0.96)

Tax return of capital	—	(0.04)	—

Total distributions to shareholders	(0.05)	(0.71)	(1.03)

Net asset value, end of period	$8.84	$9.42	$9.69

Total return	(5.62%)	4.88%	(7.27%)

Ratios to average net assets(b)

Total gross expenses	0.68%	0.68%	0.64	%(c)

Total net expenses(d)	0.42%	0.45%	0.47	%(c)

Net investment income	1.47%	3.79%	1.16	%(c)

Supplemental data

Net assets, end of period (in thousands)	$77	$93	$2

Portfolio turnover	88%	91%	114%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$9.47		$9.74	$11.40		$11.05		$10.35

Income from investment operations:

Net investment income	0.02		0.24	0.08		0.16		0.30

Net realized and unrealized gain (loss)	(0.59)		0.16	(0.66)		0.84		0.73

Total from investment operations	(0.57)		0.40	(0.58)		1.00		1.03

Less distributions to shareholders:

Net investment income	(0.04)		(0.11)	(0.12)		(0.22)		(0.33)

Net realized gains	—		(0.52)	(0.96)		(0.43)		—

Tax return of capital	—		(0.04)	—		—		—

Total distributions to shareholders	(0.04)		(0.67)	(1.08)		(0.65)		(0.33)

Net asset value, end of period	$8.86		$9.47	$9.74		$11.40		$11.05

Total return	(6.00%)		4.44%	(5.74%)		9.43%		10.14%

Ratios to average net assets(a)

Total gross expenses	1.22%		1.16%	1.06%		1.09%		1.07%

Total net expenses(b)	0.83	%(c)	0.85%	0.85	%(c)	0.85	%(c)	0.86%

Net investment income	0.20%		2.59%	0.75%		1.42%		2.87%

Supplemental data

Net assets, end of period (in thousands)	$396		$76,624	$38,778		$39,315		$42,040

Portfolio turnover	88%		91%	114%		93%		99%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2015		2014	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.45		$9.73	$11.38		$11.03		$10.59

Income from investment operations:

Net investment income	0.12		0.28	0.11		0.19		0.60

Net realized and unrealized gain (loss)	(0.66)		0.13	(0.66)		0.84		0.17

Total from investment operations	(0.54)		0.41	(0.55)		1.03		0.77

Less distributions to shareholders:

Net investment income	(0.05)		(0.13)	(0.14)		(0.25)		(0.33)

Net realized gains	—		(0.52)	(0.96)		(0.43)		—

Tax return of capital	—		(0.04)	—		—		—

Total distributions to shareholders	(0.05)		(0.69)	(1.10)		(0.68)		(0.33)

Net asset value, end of period	$8.86		$9.45	$9.73		$11.38		$11.03

Total return	(5.74%)		4.61%	(5.49%)		9.73%		7.45%

Ratios to average net assets(b)

Total gross expenses	0.96%		0.91%	0.81%		0.83%		0.85	%(c)

Total net expenses(d)	0.57	%(e)	0.60%	0.60	%(e)	0.59	%(e)	0.60	%(c)

Net investment income	1.29%		3.03%	1.04%		1.73%		6.88	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,618		$11,631	$1,734		$2,405		$1,434

Portfolio turnover	88%		91%	114%		93%		99%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be

28	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market

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(making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus

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July 31, 2015

the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

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As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage interest rate market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

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The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	198,205
Interest rate risk	Net assets — unrealized appreciation on futures contracts	166	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	13,112	*
Total		211,483

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	12,200	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	72,107
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,239,406	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	649,471	*
Total		1,973,184

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Expo sure Cate gory	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contr acts Written and Purc hased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	66,682	66,682

Fore ign excha nge risk	450,289	—	—	—	450,289

Inter est rate risk	—	(10,398,316)	(35,071)	277,967	(10,155,420)

Total	450,289	(10,398,316)	(35,071)	344,649	(9,638,449)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Expo sure Cate gory	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contr acts Written and Purc hased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(12,200)	(12,200)

Fore ign exch ange risk	89,635	—	—	—	89,635

Inter est rate risk	—	706,185	14,290	(656,495)	63,980

Total	89,635	706,185	14,290	(668,695)	141,415

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31 , 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	26,349,426
Futures contracts — Short	137,812,617
Credit default swap contracts — sell protection	14,375,000

Derivative Instrument	Average Market Value ($)**
Options contracts — Purchased	198

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July 31, 2015

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	298,494	(284,265)
Interest rate swap contracts	44,163	(370,647)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2015.

**	Based on the daily outstanding amounts for the year ended July 31, 2015. While there was no market value of options contracts — purchased outstanding at any quarter end, the Fund did enter into options contracts — purchased during the year; the gain (loss) associated with this activity is presented in the Statement of Operations.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date.

During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

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Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2015:

	Barclays ($)	Citigroup Global Markets Inc. ($)	Deutsche Bank Securities Inc. ($)	Goldman Sach International ($)	J.P. Morgan Securities, Inc. ($)	Morgan Stanley ($)	State Street Bank & Trust Company ($)	UBS Securities ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	6,731	—	—	6,731
Forward foreign currency exchange contracts	—	1,313	82,842	—	—	—	114,050	—	198,205
OTC interest rate swap contracts(b)	—	—	—	—	13,112	—	—	—	13,112
Total Assets	—	1,313	82,842	—	13,112	6,731	114,050	—	218,048
Liabilities
Forward foreign currency exchange contracts	—	64	71,026	—	—	—	225	792	72,107
OTC interest rate swap contracts(b)	297,157	—	—	197,362	154,952	—	—	—	649,471
Total Liabilities	297,157	64	71,026	197,362	154,952	—	225	792	721,578
Total Financial and Derivative Net Assets	(297,157)	1,249	11,816	(197,362)	(141,840)	6,731	113,825	(792)	(503,530)
Total collateral received (pledged)(c)	(275,595)	—	—	—	—	—	—	—	(275,595)
Net Amount(d)	(21,562)	1,249	11,816	(197,362)	(141,840)	6,731	113,825	(792)	(227,935)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

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Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.44% to 0.25% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.44% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $1,485.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though

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COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.33%
Class B	0.34
Class C	0.33
Class K	0.05
Class R	0.33

Class R5	0.05%
Class W	0.36
Class Z	0.33

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $432,000 and $134,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares

38	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

were $35,087 for Class A, $471 for Class B and $1,839 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through November 30, 2015
Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.40
Class K	0.70
Class R	1.10
Class R5	0.45
Class W	0.85
Class Z	0.60

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Fund’s expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.81% for Class A, 1.56% for Class B, 1.56% for Class C, 0.36% for Class I, 0.66% for Class K, 1.06% for Class R, 0.41% for Class R5, 0.81% for Class W and 0.56% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, post-October capital losses, late-year ordinary losses, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(3,353,969)
Accumulated net realized loss	3,353,970
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2015 ($)	Year Ended July 31, 2014 ($)
Ordinary income	1,272,546	3,330,636
Long-term capital gains	—	13,373,422
Tax return of capital	—	1,356,311
Total	1,272,546	18,060,369

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	(11,356,597)

At July 31, 2015, the cost of investments for federal income tax purposes was $198,747,705 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,737,616
Unrealized depreciation	(13,094,213)
Net unrealized depreciation	(11,356,597)

For the year ended July 31, 2015, $5,438,432 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2015, the Fund will elect to treat late-year ordinary losses of $475,613 and post-October capital losses of $4,166,069 as arising on August 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $212,444,279 and $314,233,169, respectively, for the year ended July 31, 2015, of which $165,019,771 and $252,762,375, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 82.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Inflation-Protected Securities Risk

Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA INFLATION PROTECTED SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Inflation Protected Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund (the “Fund,” a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2015

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TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Annual Report 2015	47

COLUMBIA INFLATION PROTECTED SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

48	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Annual Report 2015	49

COLUMBIA INFLATION PROTECTED SECURITIES FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

50	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Annual Report 2015	51

COLUMBIA INFLATION PROTECTED SECURITIES FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

52	Annual Report 2015

COLUMBIA INFLATION PROTECTED SECURITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	53

Columbia Inflation Protected Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN165_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA LIMITED DURATION CREDIT FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers,

mutual fund commentary and more at columbiathreadneedle.com/us.

Columbia Threadneedle Investor Newsletter

(e-newsletter)

Read our award-winning* shareholder
newsletter. Our quarterly newsletter
is available online and provides timely
and relevant content about economic
trends, fund news, service enhancements and
changes. Sign up to receive the newsletter
electronically at columbiathreadneedle.com/
us/newsletter.

Investment videos

Get analysis of current events and trends that may affect your investments.
Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

Social media We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	twitter.com/CTinvest_US

Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■	youtube.com/CTInvestUS

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■	linkedin.com/company/columbia-threadneedle-investments-us

Connect with us on LinkedIn for updates from our thought leaders.

*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Limited Duration Credit Fund (the Fund) Class A shares returned -0.96% excluding sales charges for the 12-month period that ended July 31, 2015.

■	The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 1.63% for the same time period.

■

While security selection within the Fund’s high-yield allocation was positive, the Fund’s net duration positioning during the period detracted from performance, as did the Fund’s allocation to the industrials sector.

Average Annual Total Returns (%) (for period ended July 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		-0.96	2.32	3.40
Including sales charges		-3.94	1.69	3.09
Class B	06/19/03
Excluding sales charges		-1.70	1.55	2.63
Including sales charges		-6.55	1.18	2.63
Class C	06/19/03
Excluding sales charges		-1.80	1.53	2.62
Including sales charges		-2.77	1.53	2.62
Class I	03/04/04	-0.59	2.70	3.77
Class K	06/19/03	-0.88	2.37	3.55
Class R4*	02/28/13	-0.71	2.45	3.47
Class R5*	11/08/12	-0.63	2.52	3.51
Class W*	12/01/06	-1.05	2.32	3.38
Class Y*	03/19/13	-0.69	2.50	3.50
Class Z*	09/27/10	-0.71	2.55	3.52
Barclays U.S. 1-5 Year Corporate Index		1.63	3.01	4.34

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 — July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA LIMITED DURATION CREDIT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at July 31, 2015)
Corporate Bonds & Notes	94.6
Money Market Funds	2.7
U.S. Treasury Obligations	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.

For the 12-month period ended July 31, 2015, Class A shares of the Fund returned -0.96% excluding sales charges. The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 1.63% for the same time period. While security selection within the Fund’s high-yield allocation was positive, the Fund’s net duration positioning during the period detracted from performance, as did the Fund’s allocation to the industrials sector. (Duration is a measure of the portfolio’s sensitivity to changes in interest rates.)

A Volatile Environment for Rates

The market environment over the past 12 months was challenging for corporate bond investments, which make up most of the Fund’s assets. Medium to longer term interest rates were volatile over the period as investors prepared for a long-awaited increase in short-term rates by the Federal Reserve (Fed). Many investors were surprised that medium- to longer-term rates fell during the 12-month period. For example, the yield of the 10-year U.S. Treasury hit a recent peak in September 2014 at 2.63%, then declined to 1.67% by February 2015.

While weaker than expected U.S. economic reports at times played a part in falling rates, economic weakness in Europe and central bank officials’ attempts to spur growth there represented an even more important factor. In January 2015, the European Central Bank (ECB) initiated its own version of quantitative easing, making monthly $60 billion purchases of various European debt instruments in order to inject additional liquidity into the European economy. Over the 12-month period, fixed-income market participants closely focused on ECB actions.

Within the corporate bond market, spreads widened as many investors opted for higher yielding/higher risk instruments over corporate bonds, whose yields they deemed to be too low. In addition, the steep decline in oil prices in late 2014 negatively affected corporate bonds connected to the energy sector. And lastly, the supply of corporate bonds increased significantly owing to increased merger and acquisition activity, negatively affecting corporate bond prices.

Contributors and Detractors

During the 12-month period, the Fund generally maintained a duration positioning that was one year shorter than the benchmark, in anticipation of higher rates. However, the Fund’s duration position detracted from performance as medium to longer term interest generally fell. We managed duration by investing in Treasury futures contracts. Without the futures overlay, the Fund would have had a longer duration profile than the benchmark. With the prospect of higher rates in the near future, we believed that our positioning was warranted given our longer term perspective. In addition, the Fund’s allocation to industrials detracted as issue selection within energy companies was especially negative. The Fund’s allocation to high-yield bonds also subtracted from performance, despite favorable security selection within the sector.

Portfolio Changes Were Minor

There were no major changes to the portfolio during the period. We did attempt to take advantage of dislocations in the energy sector that occurred

4	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

during the fourth quarter of 2014 as a result of the steep drop in the price of oil; these changes ultimately weighed on performance. However, we did not adjust the Fund’s overall portfolio positioning significantly because we believe that current corporate bond valuations are at odds with fundamental factors. In our view, the Fund is invested in attractive opportunities, and we do not wish to lock in losses by readjusting the portfolio when we think that market fundamentals will eventually reassert themselves.

Looking Ahead

One of the key themes in the fixed-income markets is the question of whether higher interest rates will be positive or negative for credit spreads. We are firmly in the camp of those who think that higher rates will ultimately be positive for fixed-income spread sectors including corporate bonds. In an environment where corporations remain in a strong financial position (from a fundamental perspective, corporations continue to exhibit healthy margins, free cash flow growth and balance sheet strength), yields of corporate bonds are considered by many to be low in comparison with other fixed-income alternatives such as high-yield bonds. We believe that higher rates, when they come, are going to spur demand for the corporate bond asset class, and that traditional institutional investors such as insurance companies and pension plans will return in greater numbers to our market.

U.S. short-term interest rates have been at a very low “emergency” level for more than seven years, and it is clear that the economy is in a much stronger position than it was when the federal funds rate was reduced to its current near-zero level. However, rather than making forecasts concerning when rates might rise, we observe that there seems to be a “disconnect” between current rate levels and U.S. economic fundamentals. Therefore, rather than concentrating on the macroeconomic drivers of the economy, we continue to focus on the companies that the Fund is invested in. We believe that these companies and their bonds offer very attractive opportunity, and that current corporate bond valuations are not yet pricing in this fundamental strength.

Quality Breakdown (%) (at July 31, 2015)
AAA rating	2.7
A rating	5.5
BBB rating	86.7
BB rating	3.9
B rating	0.4
CCC rating	0.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015	5

COLUMBIA LIMITED DURATION CREDIT FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.60	1,020.79	4.14	4.18	0.83
Class B	1,000.00	1,000.00	997.90	1,017.05	7.87	7.95	1.58
Class C	1,000.00	1,000.00	996.90	1,017.05	7.87	7.95	1.58
Class I	1,000.00	1,000.00	1,002.40	1,022.64	2.30	2.32	0.46
Class K	1,000.00	1,000.00	1,001.00	1,021.14	3.79	3.83	0.76
Class R4	1,000.00	1,000.00	1,001.80	1,022.04	2.89	2.92	0.58
Class R5	1,000.00	1,000.00	1,003.20	1,022.39	2.55	2.57	0.51
Class W	1,000.00	1,000.00	1,000.60	1,020.79	4.14	4.18	0.83
Class Y	1,000.00	1,000.00	1,002.40	1,022.64	2.30	2.32	0.46
Class Z	1,000.00	1,000.00	1,001.90	1,022.04	2.89	2.92	0.58

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 93.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 3.9%
Huntington Ingalls Industries, Inc.(a)
12/15/21	5.000%	1,070,000	1,099,425

L-3 Communications Corp.
05/28/17	1.500%	2,675,000	2,651,749
02/15/21	4.950%	18,004,000	19,041,967

Northrop Grumman Corp.
03/15/21	3.500%	12,680,000	13,133,006
08/01/23	3.250%	9,210,000	9,090,067

Total			45,016,214

CABLE AND SATELLITE 1.2%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	8,900,000	9,010,725

DISH DBS Corp.
07/15/17	4.625%	4,451,000	4,567,839

Total			13,578,564

CHEMICALS 1.6%
LyondellBasell Industries NV
04/15/19	5.000%	8,482,000	9,202,741

PQ Corp.(a)
11/01/18	8.750%	8,565,000	8,693,475

Total			17,896,216

CONSTRUCTION MACHINERY 1.1%
CNH Industrial Capital LLC
11/01/15	3.875%	1,484,000	1,485,855
02/01/17	3.250%	6,080,000	6,110,400
07/15/19	3.375%	4,663,000	4,587,226

Total			12,183,481

ELECTRIC 16.8%
Berkshire Hathaway Energy Co.
11/15/23	3.750%	5,500,000	5,637,621

CMS Energy Corp.
03/15/22	5.050%	6,889,000	7,584,155

DTE Energy Co.(a)
06/15/22	3.300%	12,755,000	12,885,177

Dominion Resources, Inc.
03/15/21	4.450%	23,239,000	24,883,554
09/15/22	2.750%	7,500,000	7,239,015

Duke Energy Corp.
09/15/21	3.550%	4,010,000	4,153,987
08/15/22	3.050%	8,835,000	8,778,615

Oncor Electric Delivery Co. LLC
09/30/17	5.000%	14,659,000	15,738,445
06/01/19	2.150%	6,650,000	6,628,833

PG&E Corp.
03/01/19	2.400%	5,491,000	5,511,696

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PPL Capital Funding, Inc.
06/01/18	1.900%	8,598,000	8,577,838
12/01/22	3.500%	10,445,000	10,521,019
06/01/23	3.400%	2,286,000	2,265,248

PSEG Power LLC
11/15/18	2.450%	3,950,000	3,978,997
09/15/21	4.150%	7,380,000	7,711,067

Progress Energy, Inc.
04/01/22	3.150%	11,473,000	11,463,064

Public Service Electric & Gas Co.
06/01/19	1.800%	9,480,000	9,392,405
08/15/19	2.000%	3,600,000	3,605,864

TransAlta Corp.
06/03/17	1.900%	24,850,000	24,602,569

WEC Energy Group, Inc.
06/15/20	2.450%	9,410,000	9,435,830

Total			190,594,999

FOOD AND BEVERAGE 10.7%
ConAgra Foods, Inc.
01/25/23	3.200%	15,042,000	14,273,534

Grupo Bimbo SAB de CV(a)
01/25/22	4.500%	9,036,000	9,478,764

JM Smucker Co. (The)(a)
03/15/20	2.500%	20,609,000	20,571,347

Kraft Heinz Foods Co.(a)
07/02/20	2.800%	9,300,000	9,338,856

Molson Coors Brewing Co.
05/01/22	3.500%	12,090,000	12,260,360

SABMiller Holdings, Inc.(a)
01/15/22	3.750%	25,643,000	26,513,298

Tyson Foods, Inc.
08/15/19	2.650%	3,105,000	3,129,750

Wm. Wrigley Jr., Co.(a)
10/21/18	2.400%	15,695,000	15,899,349
10/21/19	2.900%	9,598,000	9,796,400

Total			121,261,658

HEALTH CARE 0.1%
Becton Dickinson and Co.
05/15/17	1.450%	1,310,000	1,306,223

HEALTHCARE INSURANCE 0.7%
UnitedHealth Group, Inc.
07/15/20	2.700%	7,810,000	7,901,096

INDEPENDENT ENERGY 10.6%
Antero Resources Corp.
11/01/21	5.375%	11,440,000	11,125,400

Canadian Natural Resources Ltd.
05/15/17	5.700%	720,000	767,492

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Oil Sands Ltd.(a)
04/01/22	4.500%	23,222,000	21,508,402

Chesapeake Energy Corp.
12/15/18	7.250%	2,335,000	2,212,413

Cimarex Energy Co.
05/01/22	5.875%	9,809,000	10,397,540
06/01/24	4.375%	1,012,000	979,110

Concho Resources, Inc.
04/01/23	5.500%	5,610,000	5,610,000

Continental Resources, Inc.
09/15/22	5.000%	20,964,000	19,968,210

Marathon Oil Corp.
11/01/22	2.800%	15,375,000	14,401,655

Oasis Petroleum, Inc.
02/01/19	7.250%	4,288,000	4,159,360

Pioneer Natural Resources Co.
07/15/16	5.875%	3,090,000	3,212,546

Range Resources Corp.
06/01/21	5.750%	2,773,000	2,807,662

Whiting Petroleum Corp.
03/15/21	5.750%	2,605,000	2,539,875

Woodside Finance Ltd.(a)
05/10/21	4.600%	20,225,000	21,462,103

Total			121,151,768

LIFE INSURANCE 5.2%
Five Corners Funding Trust(a)
11/15/23	4.419%	35,910,000	37,409,099

MetLife, Inc.
09/15/23	4.368%	9,275,000	9,895,729

TIAA Asset Management Finance Co. LLC(a)
11/01/19	2.950%	11,785,000	11,907,069

Total			59,211,897

MEDIA AND ENTERTAINMENT 5.0%
Scripps Networks Interactive, Inc.
11/15/19	2.750%	9,640,000	9,711,548
06/15/20	2.800%	19,490,000	19,295,139

Sky PLC(a)
11/26/22	3.125%	24,029,000	23,370,822

Thomson Reuters Corp.
02/23/17	1.300%	2,533,000	2,529,798
10/15/19	4.700%	1,460,000	1,593,980

Total			56,501,287

METALS 0.9%
Barrick Gold Corp.
05/01/23	4.100%	6,194,000	5,543,475

Teck Resources Ltd.
02/01/23	3.750%	5,937,000	4,616,499

Total			10,159,974

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MIDSTREAM 13.1%
CenterPoint Energy Resources Corp.
11/01/17	6.125%	9,510,000	10,470,196

Colorado Interstate Gas Co. LLC
11/15/15	6.800%	9,145,000	9,287,013

Columbia Pipeline Group, Inc.(a)
06/01/20	3.300%	11,115,000	11,167,163

Gulfstream Natural Gas System LLC(a)
11/01/15	5.560%	2,140,000	2,159,311

Kinder Morgan Energy Partners LP
03/01/21	3.500%	8,039,000	7,794,671
09/01/22	3.950%	18,575,000	17,898,740
02/15/23	3.450%	8,687,000	8,013,766

Northwest Pipeline LLC
06/15/16	7.000%	7,241,000	7,628,357
04/15/17	5.950%	13,565,000	14,509,829

Panhandle Eastern Pipeline Co. LP
11/01/17	6.200%	10,533,000	11,440,913

Plains All American Pipeline LP/Finance Corp.
06/01/22	3.650%	6,875,000	6,910,633
10/15/23	3.850%	4,344,000	4,288,849

Southern Natural Gas Co. LLC/Issuing Corp.
06/15/21	4.400%	15,048,000	15,599,163

Southern Natural Gas Co. LLC(a)
04/01/17	5.900%	9,160,000	9,677,000

Transcontinental Gas Pipe Line Co. LLC
04/15/16	6.400%	6,102,000	6,325,412

Williams Partners LP
03/15/22	3.600%	5,820,000	5,615,730

Total			148,786,746

NATURAL GAS 1.7%
Sempra Energy
10/01/22	2.875%	19,577,000	19,082,602

OIL FIELD SERVICES 2.2%
Noble Holding International Ltd.
03/15/22	3.950%	24,058,000	20,794,196

Weatherford International Ltd.
02/15/16	5.500%	4,710,000	4,781,601

Total			25,575,797

PHARMACEUTICALS 1.1%
AbbVie, Inc.
05/14/20	2.500%	7,290,000	7,245,218

Actavis Funding SCS
03/12/20	3.000%	5,885,000	5,855,351

Total			13,100,569

PROPERTY & CASUALTY 4.6%
Alleghany Corp.
06/27/22	4.950%	3,789,000	4,100,835

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNA Financial Corp.
08/15/16	6.500%	4,954,000	5,217,082
08/15/20	5.875%	6,380,000	7,255,425
08/15/21	5.750%	2,735,000	3,107,015

Liberty Mutual Group, Inc.(a)
08/15/16	6.700%	13,070,000	13,821,904
06/01/21	5.000%	11,265,000	12,241,811
06/15/23	4.250%	3,363,000	3,467,569

Transatlantic Holdings, Inc.
12/14/15	5.750%	3,124,000	3,177,967

Total			52,389,608

REFINING 0.9%
Marathon Petroleum Corp.
03/01/16	3.500%	4,410,000	4,472,895
03/01/21	5.125%	4,995,000	5,497,912

Total			9,970,807

RESTAURANTS 0.8%
Yum! Brands, Inc.
11/01/20	3.875%	5,343,000	5,562,122
11/01/21	3.750%	3,600,000	3,648,740

Total			9,210,862

RETAILERS 1.5%
CVS Health Corp.
07/20/20	2.800%	16,885,000	17,034,449

TECHNOLOGY 0.3%
Corning, Inc.
05/15/22	2.900%	3,185,000	3,188,179

TRANSPORTATION SERVICES 1.2%
ERAC U.S.A. Finance LLC(a)
10/15/17	6.375%	3,280,000	3,602,250
10/15/19	2.350%	3,605,000	3,594,621
08/16/21	4.500%	5,760,000	6,242,769

Total			13,439,640

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELESS 3.9%
CC Holdings GS V LLC/Crown Castle GS III Corp.
12/15/17	2.381%	20,392,000	20,512,496

Rogers Communications, Inc.
03/15/23	3.000%	24,479,000	23,550,365

Total			44,062,861

WIRELINES 4.2%
AT&T, Inc.
06/30/22	3.000%	20,405,000	19,744,939

Verizon Communications, Inc.
11/01/21	3.500%	7,760,000	7,918,917
11/01/22	2.450%	21,010,000	20,029,589

Total			47,693,445

Total Corporate Bonds & Notes
(Cost: $1,070,201,293)			1,060,298,942

U.S. Treasury Obligations 2.7%
U.S. Treasury
08/15/15	0.250%	30,000,000	30,002,014

Total U.S. Treasury Obligations
(Cost: $30,002,243)			30,002,014

Money Market Funds 2.6%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.124%(b)(c)		29,894,340	29,894,340

Total Money Market Funds
(Cost: $29,894,340)			29,894,340

Total Investments
(Cost: $1,130,097,876)			1,120,195,296

Other Assets & Liabilities, Net			16,176,520

Net Assets			1,136,371,816

At July 31, 2015, cash totaling $4,930,000 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(3,340)	USD	(425,641,250)	09/2015	—	(1,899,924)
US 2YR NOTE (CBT)	(80)	USD	(17,525,000)	09/2015	—	(37,624)
US 5YR NOTE (CBT)	(210)	USD	(25,167,188)	09/2015	—	(155,610)

Total			(468,333,438)		—	(2,093,158)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $295,907,984 or 26.04% of net assets.

(b)	The rate shown is the seven-day current annualized yield at July 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	143,977,145	814,417,647	(928,500,452)	29,894,340	92,090	29,894,340

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs,

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	1,060,298,942	—	1,060,298,942

U.S. Treasury Obligations	30,002,014	—	—	30,002,014

Money Market Funds	29,894,340	—	—	29,894,340

Total Investments	59,896,354	1,060,298,942	—	1,120,195,296

Derivatives

Liabilities

Futures Contracts	(2,093,158)	—	—	(2,093,158)

Total	57,803,196	1,060,298,942	—	1,118,102,138

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

Corporate Bonds & Notes ($)
Balance as of July 31, 2014	23,235,313

Increase (decrease) in accrued discounts/premiums	(255,224)

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)	19,911

Sales	(23,000,000)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of July 31, 2015	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,100,203,536)	$1,090,300,956

Affiliated issuers (identified cost $29,894,340)	29,894,340

Total investments (identified cost $1,130,097,876)	1,120,195,296

Margin deposits	4,930,000

Receivable for:

Investments sold	5,442,614

Capital shares sold	2,708,463

Dividends	5,721

Interest	11,216,823

Expense reimbursement due from Investment Manager	160

Prepaid expenses	7,694

Total assets	1,144,506,771

Liabilities

Payable for:

Investments purchased	1,382,450

Capital shares purchased	2,254,766

Dividend distributions to shareholders	2,059,143

Variation margin	2,166,560

Investment management fees	11,182

Distribution and/or service fees	6,318

Transfer agent fees	122,440

Administration fees	2,072

Plan administration fees	1

Compensation of board members	53,842

Other expenses	76,181

Total liabilities	8,134,955

Net assets applicable to outstanding capital stock	$1,136,371,816

Represented by

Paid-in capital	$1,157,337,498

Undistributed net investment income	608,888

Accumulated net realized loss	(9,578,832)

Unrealized appreciation (depreciation) on:

Investments	(9,902,580)

Futures contracts	(2,093,158)

Total — representing net assets applicable to outstanding capital stock	$1,136,371,816

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A

Net assets	$538,661,221

Shares outstanding	55,535,853

Net asset value per share	$9.70

Maximum offering price per share(a)	$10.00

Class B

Net assets	$1,329,724

Shares outstanding	137,142

Net asset value per share	$9.70

Class C

Net assets	$66,931,000

Shares outstanding	6,904,448

Net asset value per share	$9.69

Class I

Net assets	$177,070,875

Shares outstanding	18,252,129

Net asset value per share	$9.70

Class K

Net assets	$105,531

Shares outstanding	10,856

Net asset value per share	$9.72

Class R4

Net assets	$48,658,581

Shares outstanding	5,016,090

Net asset value per share	$9.70

Class R5

Net assets	$58,151,737

Shares outstanding	5,991,447

Net asset value per share	$9.71

Class W

Net assets	$110,891,218

Shares outstanding	11,418,927

Net asset value per share	$9.71

Class Y

Net assets	$2,940,868

Shares outstanding	303,084

Net asset value per share	$9.70

Class Z

Net assets	$131,631,061

Shares outstanding	13,566,424

Net asset value per share	$9.70

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income

Income:

Dividends — affiliated issuers	$92,090

Interest	31,998,929

Total income	32,091,019

Expenses:

Investment management fees	4,186,864

Distribution and/or service fees

Class A	1,512,839

Class B	22,442

Class C	751,066

Class W	375,085

Transfer agent fees

Class A	909,520

Class B	3,372

Class C	112,910

Class K	57

Class R4	40,247

Class R5	19,088

Class W	224,617

Class Z	162,364

Administration fees	774,188

Plan administration fees

Class K	283

Compensation of board members	25,217

Custodian fees	22,003

Printing and postage fees	122,879

Registration fees	161,767

Professional fees	44,498

Other	24,113

Total expenses	9,495,419

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(295,544)

Expense reductions	(40)

Total net expenses	9,199,835

Net investment income	22,891,184

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	5,187,642

Futures contracts	(11,616,486)

Net realized loss	(6,428,844)

Net change in unrealized appreciation (depreciation) on:

Investments	(23,186,943)

Futures contracts	(4,557,600)

Net change in unrealized depreciation	(27,744,543)

Net realized and unrealized loss	(34,173,387)

Net decrease in net assets from operations	$(11,282,203)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations

Net investment income	$22,891,184	$17,219,602

Net realized gain (loss)	(6,428,844)	3,872,147

Net change in unrealized appreciation (depreciation)	(27,744,543)	8,183,581

Net increase (decrease) in net assets resulting from operations	(11,282,203)	29,275,330

Distributions to shareholders

Net investment income

Class A	(11,400,136)	(14,100,899)

Class B	(24,632)	(64,283)

Class C	(851,933)	(1,252,719)

Class I	(3,598,437)	(4,319,361)

Class K	(2,214)	(2,529)

Class R4	(584,024)	(108,680)

Class R5	(848,633)	(409,574)

Class W	(2,853,540)	(1,303,632)

Class Y	(42,072)	(110)

Class Z	(2,309,893)	(2,766,681)

Net realized gains

Class A	(639,325)	(6,559,175)

Class B	(2,331)	(45,559)

Class C	(74,133)	(878,941)

Class I	(124,262)	(1,701,213)

Class K	(112)	(1,111)

Class R4	(11,741)	(42,695)

Class R5	(38,434)	(28,278)

Class W	(208,653)	(669,542)

Class Y	(10)	(25)

Class Z	(110,233)	(1,350,814)

Total distributions to shareholders	(23,724,748)	(35,605,821)

Increase in net assets from capital stock activity	1,754,625	101,265,424

Total increase (decrease) in net assets	(33,252,326)	94,934,933

Net assets at beginning of year	1,169,624,142	1,074,689,209

Net assets at end of year	$1,136,371,816	$1,169,624,142

Undistributed net investment income	$608,888	$283,820

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	18,652,771	184,603,729	23,104,730	230,736,898

Distributions reinvested	1,186,045	11,675,608	2,021,083	20,149,152

Redemptions	(27,493,721)	(270,877,827)	(26,204,642)	(261,565,619)

Net decrease	(7,654,905)	(74,598,490)	(1,078,829)	(10,679,569)

Class B shares

Subscriptions	16,438	162,257	73,405	734,065

Distributions reinvested	2,700	26,590	10,887	108,435

Redemptions(a)	(197,110)	(1,942,731)	(277,864)	(2,773,735)

Net decrease	(177,972)	(1,753,884)	(193,572)	(1,931,235)

Class C shares

Subscriptions	1,496,443	14,755,413	1,899,415	18,960,924

Distributions reinvested	85,152	837,308	195,863	1,949,955

Redemptions	(2,600,063)	(25,588,433)	(3,245,302)	(32,380,233)

Net decrease	(1,018,468)	(9,995,712)	(1,150,024)	(11,469,354)

Class I shares

Subscriptions	5,788,653	56,679,226	1,182,532	11,819,557

Distributions reinvested	377,875	3,717,296	600,292	5,987,600

Redemptions	(3,928,930)	(39,107,990)	(7,760,796)	(77,500,906)

Net increase (decrease)	2,237,598	21,288,532	(5,977,972)	(59,693,749)

Class K shares

Subscriptions	—	—	750	7,500

Distributions reinvested	215	2,123	352	3,515

Redemptions	(1,088)	(10,723)	(103)	(1,025)

Net increase (decrease)	(873)	(8,600)	999	9,990

Class R4 shares

Subscriptions	5,808,780	57,209,235	556,390	5,551,606

Distributions reinvested	60,700	595,501	15,169	151,216

Redemptions	(1,454,014)	(14,293,413)	(197,015)	(1,964,256)

Net increase	4,415,466	43,511,323	374,544	3,738,566

Class R5 shares

Subscriptions	4,512,550	44,313,206	4,352,581	43,304,686

Distributions reinvested	89,996	885,832	43,847	437,711

Redemptions	(2,221,484)	(21,882,956)	(983,374)	(9,824,728)

Net increase	2,381,062	23,316,082	3,413,054	33,917,669

Class W shares

Subscriptions	15,635,125	155,674,327	15,270,943	153,147,822

Distributions reinvested	310,595	3,061,997	197,791	1,972,979

Redemptions	(19,067,241)	(188,657,858)	(1,872,640)	(18,718,534)

Net increase (decrease)	(3,121,521)	(29,921,534)	13,596,094	136,402,267

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Y shares

Subscriptions	379,893	3,726,787	762	7,596

Distributions reinvested	4,269	41,847	—	—

Redemptions	(82,087)	(805,471)	—	—

Net increase	302,075	2,963,163	762	7,596

Class Z shares

Subscriptions	11,240,647	110,735,709	13,154,934	131,523,695

Distributions reinvested	171,918	1,692,902	229,848	2,292,887

Redemptions	(8,674,415)	(85,474,866)	(12,321,696)	(122,853,339)

Net increase	2,738,150	26,953,745	1,063,086	10,963,243

Total net increase	100,612	1,754,625	10,048,142	101,265,424

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$9.99		$10.04		$10.15		$10.10		$9.94

Income from investment operations:

Net investment income	0.19		0.16		0.16		0.25		0.31

Net realized and unrealized gain (loss)	(0.28)		0.11		0.05		0.03		0.17

Total from investment operations	(0.09)		0.27		0.21		0.28		0.48

Less distributions to shareholders:

Net investment income	(0.19)		(0.22)		(0.16)		(0.23)		(0.32)

Net realized gains	(0.01)		(0.10)		(0.16)		—		—

Total distributions to shareholders	(0.20)		(0.32)		(0.32)		(0.23)		(0.32)

Net asset value, end of period	$9.70		$9.99		$10.04		$10.15		$10.10

Total return	(0.96%)		2.78%		2.11%		2.87%		4.87%

Ratios to average net assets(a)

Total gross expenses	0.86%		0.87%		0.86%		0.88%		0.94%

Total net expenses(b)	0.83	%(c)	0.84	%(c)	0.85	%(c)	0.84	%(c)	0.86%

Net investment income	1.92%		1.55%		1.56%		2.45%		3.11%

Supplemental data

Net assets, end of period (in thousands)	$538,661		$631,359		$645,559		$624,738		$516,916

Portfolio turnover	68%		93%		87%		106%		113%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$9.99		$10.04		$10.14		$10.10		$9.94

Income from investment operations:

Net investment income	0.11		0.08		0.08		0.17		0.24

Net realized and unrealized gain (loss)	(0.28)		0.12		0.07		0.03		0.17

Total from investment operations	(0.17)		0.20		0.15		0.20		0.41

Less distributions to shareholders:

Net investment income	(0.11)		(0.15)		(0.09)		(0.16)		(0.25)

Net realized gains	(0.01)		(0.10)		(0.16)		—		—

Total distributions to shareholders	(0.12)		(0.25)		(0.25)		(0.16)		(0.25)

Net asset value, end of period	$9.70		$9.99		$10.04		$10.14		$10.10

Total return	(1.70%)		2.01%		1.45%		1.99%		4.08%

Ratios to average net assets(a)

Total gross expenses	1.61%		1.61%		1.61%		1.63%		1.69%

Total net expenses(b)	1.58	%(c)	1.59	%(c)	1.60	%(c)	1.60	%(c)	1.61%

Net investment income	1.14%		0.81%		0.81%		1.70%		2.36%

Supplemental data

Net assets, end of period (in thousands)	$1,330		$3,147		$5,108		$6,385		$8,756

Portfolio turnover	68%		93%		87%		106%		113%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$9.99		$10.04		$10.14		$10.10		$9.94

Income from investment operations:

Net investment income	0.12		0.08		0.08		0.17		0.23

Net realized and unrealized gain (loss)	(0.30)		0.12		0.07		0.03		0.18

Total from investment operations	(0.18)		0.20		0.15		0.20		0.41

Less distributions to shareholders:

Net investment income	(0.11)		(0.15)		(0.09)		(0.16)		(0.25)

Net realized gains	(0.01)		(0.10)		(0.16)		—		—

Total distributions to shareholders	(0.12)		(0.25)		(0.25)		(0.16)		(0.25)

Net asset value, end of period	$9.69		$9.99		$10.04		$10.14		$10.10

Total return	(1.80%)		2.01%		1.45%		2.00%		4.09%

Ratios to average net assets(a)

Total gross expenses	1.61%		1.62%		1.61%		1.63%		1.69%

Total net expenses(b)	1.58	%(c)	1.59	%(c)	1.60	%(c)	1.59	%(c)	1.61%

Net investment income	1.17%		0.81%		0.81%		1.70%		2.34%

Supplemental data

Net assets, end of period (in thousands)	$66,931		$79,115		$91,079		$90,079		$72,019

Portfolio turnover	68%		93%		87%		106%		113%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.99	$10.05	$10.15	$10.11	$9.94

Income from investment operations:

Net investment income	0.23	0.19	0.20	0.28	0.34

Net realized and unrealized gain (loss)	(0.29)	0.11	0.06	0.03	0.19

Total from investment operations	(0.06)	0.30	0.26	0.31	0.53

Less distributions to shareholders:

Net investment income	(0.22)	(0.26)	(0.20)	(0.27)	(0.36)

Net realized gains	(0.01)	(0.10)	(0.16)	—	—

Total distributions to shareholders	(0.23)	(0.36)	(0.36)	(0.27)	(0.36)

Net asset value, end of period	$9.70	$9.99	$10.05	$10.15	$10.11

Total return	(0.59%)	3.06%	2.60%	3.17%	5.34%

Ratios to average net assets(a)

Total gross expenses	0.46%	0.46%	0.47%	0.46%	0.58%

Total net expenses(b)	0.46%	0.46%	0.47%	0.46%	0.52%

Net investment income	2.31%	1.93%	1.94%	2.83%	3.41%

Supplemental data

Net assets, end of period (in thousands)	$177,071	$160,050	$220,958	$207,343	$216,337

Portfolio turnover	68%	93%	87%	106%	113%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.01	$10.07	$10.17	$10.13	$9.97

Income from investment operations:

Net investment income	0.20	0.16	0.18	0.26	0.32

Net realized and unrealized gain (loss)	(0.29)	0.11	0.05	0.02	0.17

Total from investment operations	(0.09)	0.27	0.23	0.28	0.49

Less distributions to shareholders:

Net investment income	(0.19)	(0.23)	(0.17)	(0.24)	(0.33)

Net realized gains	(0.01)	(0.10)	(0.16)	—	—

Total distributions to shareholders	(0.20)	(0.33)	(0.33)	(0.24)	(0.33)

Net asset value, end of period	$9.72	$10.01	$10.07	$10.17	$10.13

Total return	(0.88%)	2.76%	2.29%	2.87%	4.92%

Ratios to average net assets(a)

Total gross expenses	0.76%	0.76%	0.76%	0.76%	0.89%

Total net expenses(b)	0.76%	0.76%	0.76%	0.76%	0.82%

Net investment income	1.99%	1.63%	1.72%	2.54%	3.16%

Supplemental data

Net assets, end of period (in thousands)	$106	$117	$108	$455	$575

Portfolio turnover	68%	93%	87%	106%	113%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.99		$10.04		$10.12

Income from investment operations:

Net investment income	0.22		0.18		0.07

Net realized and unrealized gain (loss)	(0.29)		0.12		(0.08	)(b)

Total from investment operations	(0.07)		0.30		(0.01)

Less distributions to shareholders:

Net investment income	(0.21)		(0.25)		(0.07)

Net realized gains	(0.01)		(0.10)		—

Total distributions to shareholders	(0.22)		(0.35)		(0.07)

Net asset value, end of period	$9.70		$9.99		$10.04

Total return	(0.71%)		3.04%		(0.07%)

Ratios to average net assets(c)

Total gross expenses	0.61%		0.62%		0.62	%(d)

Total net expenses(e)	0.58	%(f)	0.59	%(f)	0.60	%(d)(f)

Net investment income	2.27%		1.80%		1.76	%(d)

Supplemental data

Net assets, end of period (in thousands)	$48,659		$6,000		$2,270

Portfolio turnover	68%		93%		87%

Notes to Financial Highlights

(a)	Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.00	$10.05	$10.30

Income from investment operations:

Net investment income	0.22	0.18	0.14

Net realized and unrealized gain (loss)	(0.28)	0.13	(0.10	)(b)

Total from investment operations	(0.06)	0.31	0.04

Less distributions to shareholders:

Net investment income	(0.22)	(0.26)	(0.13)

Net realized gains	(0.01)	(0.10)	(0.16)

Total distributions to shareholders	(0.23)	(0.36)	(0.29)

Net asset value, end of period	$9.71	$10.00	$10.05

Total return	(0.63%)	3.12%	0.44%

Ratios to average net assets(c)

Total gross expenses	0.51%	0.51%	0.55	%(d)

Total net expenses(e)	0.51%	0.51%	0.54	%(d)

Net investment income	2.26%	1.84%	1.99	%(d)

Supplemental data

Net assets, end of period (in thousands)	$58,152	$36,091	$1,983

Portfolio turnover	68%	93%	87%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.01		$10.06		$10.16		$10.12		$9.95

Income from investment operations:

Net investment income	0.19		0.15		0.16		0.25		0.26

Net realized and unrealized gain (loss)	(0.29)		0.12		0.06		0.03		0.23

Total from investment operations	(0.10)		0.27		0.22		0.28		0.49

Less distributions to shareholders:

Net investment income	(0.19)		(0.22)		(0.16)		(0.24)		(0.32)

Net realized gains	(0.01)		(0.10)		(0.16)		—		—

Total distributions to shareholders	(0.20)		(0.32)		(0.32)		(0.24)		(0.32)

Net asset value, end of period	$9.71		$10.01		$10.06		$10.16		$10.12

Total return	(1.05%)		2.77%		2.21%		2.78%		4.97%

Ratios to average net assets(a)

Total gross expenses	0.86%		0.87%		0.86%		0.88%		0.89%

Total net expenses(b)	0.83	%(c)	0.83	%(c)	0.85	%(c)	0.84	%(c)	0.86%

Net investment income	1.92%		1.50%		1.61%		2.45%		2.64%

Supplemental data

Net assets, end of period (in thousands)	$110,891		$145,507		$9,498		$15,593		$12,353

Portfolio turnover	68%		93%		87%		106%		113%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.00	$10.05	$10.13

Income from investment operations:

Net investment income	0.24	0.19	0.07

Net realized and unrealized gain (loss)	(0.31)	0.12	(0.08	)(b)

Total from investment operations	(0.07)	0.31	(0.01)

Less distributions to shareholders:

Net investment income	(0.22)	(0.26)	(0.07)

Net realized gains	(0.01)	(0.10)	—

Total distributions to shareholders	(0.23)	(0.36)	(0.07)

Net asset value, end of period	$9.70	$10.00	$10.05

Total return	(0.69%)	3.16%	(0.14%)

Ratios to average net assets(c)

Total gross expenses	0.47%	0.46%	0.44	%(d)

Total net expenses(e)	0.46%	0.46%	0.44	%(d)

Net investment income	2.44%	1.87%	1.81	%(d)

Supplemental data

Net assets, end of period (in thousands)	$2,941	$10	$2

Portfolio turnover	68%	93%	87%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.99		$10.05		$10.15		$10.11		$10.05

Income from investment operations:

Net investment income	0.21		0.18		0.18		0.27		0.25

Net realized and unrealized gain (loss)	(0.28)		0.11		0.07		0.03		0.09

Total from investment operations	(0.07)		0.29		0.25		0.30		0.34

Less distributions to shareholders:

Net investment income	(0.21)		(0.25)		(0.19)		(0.26)		(0.28)

Net realized gains	(0.01)		(0.10)		(0.16)		—		—

Total distributions to shareholders	(0.22)		(0.35)		(0.35)		(0.26)		(0.28)

Net asset value, end of period	$9.70		$9.99		$10.05		$10.15		$10.11

Total return	(0.71%)		2.93%		2.46%		3.05%		3.49%

Ratios to average net assets(b)

Total gross expenses	0.61%		0.62%		0.61%		0.63%		0.67	%(c)

Total net expenses(d)	0.58	%(e)	0.59	%(e)	0.60	%(e)	0.59	%(e)	0.61	%(c)

Net investment income	2.17%		1.81%		1.80%		2.69%		3.01	%(c)

Supplemental data

Net assets, end of period (in thousands)	$131,631		$108,228		$98,123		$97,765		$29,799

Portfolio turnover	68%		93%		87%		106%		113%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as

28	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things,

Annual Report 2015	29

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

30	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2015:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,093,158	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(11,616,486)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(4,557,600)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2015:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Short	430,220,938

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2015	31

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund

Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $2,825.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a

32	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class K	0.05
Class R4	0.15
Class R5	0.05
Class W	0.15
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $590,000 and $459,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $261,386 for Class A, $160 for Class B and $10,627 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	0.83%	0.83%
Class B	1.58	1.58
Class C	1.58	1.58
Class I	0.46	0.48
Class K	0.76	0.78
Class R4	0.58	0.58
Class R5	0.51	0.53

Annual Report 2015	33

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class W	0.83%	0.83%
Class Y	0.46	0.48
Class Z	0.58	0.58

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions, distribution reclassifications, post-October capital losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(50,602)
Accumulated net realized loss	50,602

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2015 ($)	Year Ended July 31, 2014 ($)
Ordinary income	22,566,116	24,328,468
Long-term capital gains	1,158,632	11,277,353
Total	23,724,748	35,605,821

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,720,078
Capital loss carryforwards	(3,527,017)
Net unrealized depreciation	(10,139,708)

At July 31, 2015, the cost of investments for federal income tax purposes was $1,130,335,004 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,277,957
Unrealized depreciation	(15,417,665)
Net unrealized depreciation	$(10,139,708)

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	1,105,806
No expiration — long-term	2,421,211
Total	3,527,017

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2015, the Fund will elect to treat post-October capital losses of $7,637,285 as arising on August 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

34	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $817,001,196 and $736,427,458, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 70.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2015	35

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Limited Duration Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund (the “Fund,” a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2015

Annual Report 2015	37

COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

38	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Annual Report 2015	39

COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

40	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Annual Report 2015	41

COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

42	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Annual Report 2015	43

COLUMBIA LIMITED DURATION CREDIT FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

44	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Annual Report 2015	45

COLUMBIA LIMITED DURATION CREDIT FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for the one-year period noting, however, the Fund’s stronger performance over the longer term periods.
Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

46	Annual Report 2015

COLUMBIA LIMITED DURATION CREDIT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	47

Columbia Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN183_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW

Performance Summary

■

Columbia Minnesota Tax-Exempt Fund (the Fund) Class A shares returned 4.14% excluding sales charges for the 12-month period that ended July 31, 2015. Class Z shares of the Fund returned 4.40% for the same time period.

■	During the same time period, the Fund outperformed the Barclays Minnesota Municipal Bond Index, which returned 3.02%, as well as the broader Barclays Municipal Bond Index, which returned 3.56%.

■	Effective duration and yield curve positioning overall more than offset mixed results from sector allocation and security selection.

Average Annual Total Returns (%) (for period ended July 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	08/18/86
Excluding sales charges		4.14	4.72	4.49
Including sales charges		1.01	4.06	4.18
Class B	03/20/95
Excluding sales charges		3.36	3.97	3.72
Including sales charges		-1.64	3.62	3.72
Class C	06/26/00
Excluding sales charges		3.37	3.93	3.70
Including sales charges		2.37	3.93	3.70
Class R4*	03/19/13	4.21	4.85	4.55
Class R5*	12/11/13	4.42	4.85	4.55
Class Z*	09/27/10	4.40	4.97	4.61
Barclays Minnesota Municipal Bond Index		3.02	3.86	4.46
Barclays Municipal Bond Index		3.56	4.39	4.57

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 4.75% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 — July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA MINNESOTA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at July 31, 2015)
AAA rating	2.9
AA rating	27.8
A rating	34.0
BBB rating	17.7
BB rating	0.6
Not rated	17.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended July 31, 2015, the Fund’s Class A shares returned 4.14% excluding sales charges. Class Z shares of the Fund returned 4.40% for the same time period. The Fund outperformed the Barclays Minnesota Municipal Bond Index, which returned 3.02%, as well as the broader Barclays Municipal Bond Index, which returned 3.56% for the same period. Effective duration and yield curve positioning overall more than offset mixed results from sector allocation and security selection.

Tax-Exempt Bond Market Posts Gains Despite Rate Volatility

The tax-exempt fixed-income market overall posted solid gains during the fiscal period, although the short-term end of the yield curve (spectrum of maturities) was pressured and advanced only modestly. Indeed, yields on short-term maturities, i.e. seven years and under, rose, even as yields on longer term maturities, i.e. eight years and more, declined. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) In turn, the municipal bond yield curve flattened.

Short-term municipal bond yields were volatile. For example, the yield on the five-year AAA-rated municipal bond rose significantly in December 2014, then fell dramatically in January 2015 before rising again through June 2015 only to decline in July 2015. Such volatility was primarily due to anticipation that the Federal Reserve (the Fed) would begin raising interest rates sooner than later following the end of its quantitative easing program in October 2014. Also, as expected, the Fed removed a reference to being “patient” about raising rates from its policy statement in March 2015, giving it the flexibility to start raising rates in the upcoming months. However, its tone concerning the overall health of the economy was cautious, noting it must be reasonably confident inflation will move back toward its target before raising rates. This messaging caused volatility in the short-term municipal bond market and heightened speculation regarding the timing of the Fed’s first tightening move. As yields on longer term maturities declined through most of the fiscal year, longer term municipal bonds outperformed shorter term municipal bonds for the period as a whole.

Underlying municipal bond market fundamentals were stable to positive during the period, as the gradually improving economy drove sales, property and income tax revenues higher, while state and local government spending remained restrained. Select negative credit stories made headlines, including the state of Illinois’ pension and budgetary turmoil, Puerto Rico’s multi-notch downgrade, Detroit’s Chapter 9 bankruptcy filing and the state of New Jersey’s multiple downgrades. However, such stories were not representative of the general health of the broad municipal bond market, and overall, the default environment remained benign. The technical, or supply and demand, landscape for the period overall also remained favorable. Supply on the national and state levels declined for much of the first half of the period, before a pick-up in supply toward the end of March 2015 pressured the market. However, supply/demand technicals turned positive during July 2015, as net supply declined, the outcome of large bond redemptions and maturities outpacing new issue supply. Mutual fund flows remained positive during the period as a whole.

4	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Minnesota’s backdrop was particularly favorable, as its state economy expanded, and its unemployment rate was well below that of the U.S. overall. Further, the state’s revenues were up based on higher than expected income tax payments, and its spending was down — a scenario that helped Minnesota present a balanced budget for the 2016-2017 fiscal year.

Duration and Yield Curve Positioning Boosted Returns

The Fund benefited from its combined duration and yield curve positioning. The Fund had a longer duration than the Barclays Minnesota Municipal Bond Index, which helped as yields on tax-exempt bonds with maturities of eight years or longer fell. Also, having an overweight relative to the Barclays Minnesota Municipal Bond Index in bonds with maturities of 15 years or longer and an underweight in bonds with maturities of 1 to 15 years contributed positively, as longer dated maturities outperformed shorter term maturities during a time when the municipal bond yield curve flattened.

From a credit quality perspective, having an underweight exposure to bonds rated AA and overweight allocations to bonds rated A and BBB and to non-rated bonds added value, as lower credit quality segments outperformed higher credit quality segments during the period, providing a yield advantage. In terms of sectors, an underweight to state general obligations, an overweight to hospitals, and an overweight and effective security selection in non-rated securities proved effective. Finally, more than 6.5% of the Fund’s assets were prerefunded during the period, primarily in the hospitals sector. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.)

Overweight Allocation to Prerefunded Sector Detracted

Detracting most from Fund results was having an overweighted allocation to the prerefunded sector, as this is generally a higher quality sector, which underperformed lower quality sectors during the period. Security selection among bonds rated A and within the electric sector further hampered the Fund’s relative performance.

Fundamental Analysis Drove Portfolio Changes

During the period, we decreased the Fund’s exposure to bonds rated AAA and AA and increased its allocation to bonds rated A and to below-investment-grade securities. From a sector perspective, we increased the Fund’s exposure to continuing care retirement community (“CCRC”), preparatory school and local general obligation sectors and decreased its allocations to the hospital, prerefunded and state-appropriated sectors. We modestly reduced the Fund’s duration as the period progressed but remained longer than the Barclays Minnesota Municipal Bond Index at the end of July 2015.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for information on these and other risks associated with the Fund.

Annual Report 2015	5

COLUMBIA MINNESOTA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Looking Ahead

Overall, at the end of the period, we remained positive regarding the municipal bond market, especially given the credit spread adjustments and higher nominal yields we saw during the second quarter of 2015 and into the first half of July. Also, the supply/demand scenario looked generally favorable given the large number of maturing/called bonds and reduced summer new issuance. Based on Fed Chair Yellen’s comments, we currently anticipate the Fed may begin to raise interest rates by year-end 2015, barring any unforeseen disappointment in economic growth. Should inflation remain contained, we expect to see a “bear flattener” unfold, wherein rates rise across the yield curve but less so at the longer term end. If this scenario materializes, it should benefit the long-term end of the municipal yield curve. At the same time, we currently believe the demand for tax-free investments may remain elevated, given their attractive taxable-equivalent yields when compared to other fixed-income investments and given relatively attractive municipal bond/Treasury ratios. The ratio of 30-year AAA-rated municipal bond yields to 30-year Treasury yields had risen to approximately 106% by the end of the period.

Given this view, we currently intend to maintain the Fund’s overweight to bonds with maturities of 15 years or more and its modestly longer duration profile than that of the Barclays Minnesota Municipal Bond Index. If we should see a spike in inflation pressuring longer term rates, we may seek to shorten the Fund’s duration accordingly. Finally, we intend to continue to seek attractive relative value opportunities one security at a time, relying heavily on the strength of our in-house municipal credit research team to help us evaluate the risk and return potential of each issue. As always, the Fund’s emphasis remains on generating a high level of income generally exempt from federal income tax as well as from Minnesota state and local taxes.

6	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.80	1,020.84	4.08	4.13	0.82
Class B	1,000.00	1,000.00	992.20	1,017.10	7.80	7.90	1.57
Class C	1,000.00	1,000.00	992.20	1,017.10	7.80	7.90	1.57
Class R4	1,000.00	1,000.00	997.00	1,022.09	2.84	2.87	0.57
Class R5	1,000.00	1,000.00	998.90	1,022.19	2.74	2.77	0.55
Class Z	1,000.00	1,000.00	997.10	1,022.09	2.84	2.87	0.57

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	7

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

AIRPORT 3.9%
Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds Series 2011
01/01/25	5.000%	2,000,000	2,259,360
Subordinated Series 2012B
01/01/30	5.000%	1,000,000	1,122,750
01/01/31	5.000%	750,000	841,125
Subordinated Series 2014A
01/01/34	5.000%	1,000,000	1,121,670
Revenue Bonds Senior Series 2010A
01/01/35	5.000%	6,795,000	7,674,001
Senior Series 2010B
01/01/21	5.000%	2,175,000	2,497,117

Minneapolis-St. Paul Metropolitan Airports Commission(a) Refunding Revenue Bonds Senior Series 2009B AMT
01/01/22	5.000%	2,680,000	2,987,450

Total			18,503,473

ASSISTED LIVING 0.4%
City of Red Wing Refunding Revenue Bonds Deer Crest Project Series 2012A
11/01/32	5.000%	325,000	340,197
11/01/42	5.000%	1,250,000	1,296,463

Total			1,636,660

HEALTH SERVICES 1.1%
City of Center City Revenue Bonds Hazelden Betty Ford Foundation Project Series 2011
11/01/41	5.000%	1,600,000	1,685,520
Series 2014
11/01/44	5.000%	500,000	544,365

City of Minneapolis Revenue Bonds National Marrow Donor Program Series 2010
08/01/25	4.875%	3,000,000	3,093,990

Total			5,323,875

HIGHER EDUCATION 12.2%
Minnesota Higher Education Facilities Authority Refunding Revenue Bonds St. Olaf College 8th Series 2015-G
12/01/31	5.000%	740,000	854,271
12/01/32	5.000%	1,000,000	1,149,670

Revenue Bonds Bethel University 6th Series 2007R
05/01/23	5.500%	275,000	284,004
05/01/37	5.500%	6,000,000	6,149,220

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Carleton College 6th Series 2008T
01/01/28	5.000%	3,000,000	3,251,970

College of St. Benedict 7th Series 2011M
03/01/31	5.000%	300,000	322,182
03/01/36	5.125%	275,000	294,365
Series 2008V
03/01/18	5.000%	500,000	542,680

College of St. Scholastica Series 2010H
12/01/30	5.125%	870,000	931,405
12/01/35	5.250%	1,000,000	1,078,510
Series 2011-7J
12/01/40	6.300%	1,800,000	1,994,040
Series 2012
12/01/27	4.250%	350,000	357,861
12/01/32	4.000%	350,000	338,492

Hamline University 7th Series 2010E
10/01/29	5.000%	500,000	536,855
7th Series 2011K2
10/01/32	6.000%	1,000,000	1,135,750
10/01/40	6.000%	4,000,000	4,491,160

St. Catherine University 7th Series 2012Q
10/01/25	5.000%	325,000	360,922
10/01/26	5.000%	280,000	307,104
10/01/27	5.000%	200,000	217,770
10/01/32	5.000%	700,000	749,511

St. John’s University 6th Series 2005G
10/01/22	5.000%	5,130,000	5,170,937
6th Series 2008U
10/01/28	4.750%	1,000,000	1,086,730

University of St. Thomas 6th Series 2008W
10/01/30	6.000%	3,625,000	3,810,491
6th Series 2009X
04/01/39	5.250%	6,000,000	6,354,300

Unrefunded Revenue Bonds College of St. Benedict Series 2008
03/01/23	4.750%	730,000	762,631

St. Olaf College 6th Series 2007O
10/01/22	5.000%	1,035,000	1,090,021

University of Minnesota Revenue Bonds Series 2009A
04/01/34	5.125%	1,000,000	1,122,090
Series 2011A
12/01/31	5.250%	5,000,000	5,860,100
Series 2011D
12/01/36	5.000%	5,985,000	6,736,656

Total			57,341,698

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

HOSPITAL 20.9%
City of Breckenridge Revenue Bonds Catholic Health Initiatives Series 2004A
05/01/30	5.000%	500,000	501,790

City of Glencoe Refunding Revenue Bonds Glencoe Regional Health Services Project Series 2013
04/01/23	4.000%	400,000	417,784
04/01/24	4.000%	745,000	775,955
04/01/26	4.000%	500,000	514,740
04/01/31	4.000%	1,450,000	1,469,444

City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/19	5.000%	1,965,000	2,105,497
05/01/20	5.000%	1,000,000	1,067,580
05/01/21	5.000%	1,500,000	1,594,365
05/01/37	5.250%	6,610,000	6,900,576

North Memorial Health Care Series 2005
09/01/35	5.000%	2,500,000	2,503,500

City of Maple Grove(b) Refunding Revenue Bonds North Memorial Health Care Series 2015
09/01/32	5.000%	1,000,000	1,105,000
09/01/35	4.000%	1,500,000	1,485,645

City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities Series 2010A
08/15/25	5.250%	1,000,000	1,137,740
08/15/30	5.000%	2,500,000	2,504,725
08/15/35	5.250%	2,275,000	2,538,627

City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/32	6.750%	5,240,000	6,034,803

City of Northfield Hospital & Skilled Nursing Revenue Bonds Series 2006
11/01/31	5.375%	1,500,000	1,558,155

City of Rochester Revenue Bonds Olmsted Medical Center Project Series 2010
07/01/30	5.875%	1,950,000	2,253,634
Series 2013
07/01/24	5.000%	300,000	350,277
07/01/27	5.000%	245,000	279,298
07/01/28	5.000%	225,000	254,887
07/01/33	5.000%	650,000	717,834

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of Rochester(c) Revenue Bonds Mayo Clinic Series 2011C
11/15/38	4.500%	2,000,000	2,315,680

City of Shakopee Refunding Revenue Bonds St. Francis Regional Medical Center Series 2014
09/01/34	5.000%	1,000,000	1,105,990

City of St. Cloud Refunding Revenue Bonds CentraCare Health System Series 2014B
05/01/24	5.000%	1,400,000	1,664,222

Revenue Bonds CentraCare Health System Series 2010A
05/01/30	5.125%	5,000,000	5,499,450

City of Winona Refunding Revenue Bonds Winona Health Obligation Group Series 2007
07/01/31	5.150%	2,000,000	2,049,920
Series 2012
07/01/34	5.000%	750,000	793,598

County of Chippewa Revenue Bonds Montevideo Hospital Project Series 2007
03/01/20	5.375%	1,940,000	2,022,625
03/01/21	5.375%	1,045,000	1,087,855

County of Meeker Revenue Bonds Hospital Facilities Memorial Hospital Project Series 2007
11/01/27	5.750%	1,000,000	1,038,760
11/01/37	5.750%	2,250,000	2,317,005

Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/40	6.500%	3,500,000	3,795,890

St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds HealthEast Care System Project Series 2015
11/15/27	5.000%	2,500,000	2,726,125
11/15/44	5.000%	1,000,000	1,054,240

HealthPartners Obligation Group Series 2015
07/01/33	5.000%	3,000,000	3,366,210
07/01/35	4.000%	5,000,000	5,048,850

Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11/15/22	5.000%	1,025,000	1,117,722
Series 2009A-1
11/15/29	5.250%	7,000,000	7,894,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Gillette Children’s Specialty Series 2009
02/01/27	5.000%	7,445,000	8,052,065
02/01/29	5.000%	3,000,000	3,231,060

Staples United Hospital District Unlimited General Obligation Bonds Health Care Facilities-Lakewood Series 2004
12/01/34	5.000%	3,775,000	3,785,872

Total			98,039,315

JOINT POWER AUTHORITY 11.3%
Central Minnesota Municipal Power Agency Revenue Bonds Brookings-Southeast Twin Cities Transmission Project Series 2012
01/01/19	5.000%	1,925,000	2,150,610
01/01/42	5.000%	1,500,000	1,631,865

City of Chaska Electric Refunding Revenue Bonds Generating Facilities Series 2005A
10/01/30	5.000%	3,800,000	3,825,574

Hutchinson Utilities Commission Revenue Bonds Series 2012A
12/01/22	5.000%	250,000	292,070
12/01/25	5.000%	400,000	461,348

Minnesota Municipal Power Agency Refunding Revenue Bonds Series 2014
10/01/32	5.000%	250,000	284,857
10/01/33	5.000%	250,000	284,642
Series 2014A
10/01/35	5.000%	1,000,000	1,132,640
Revenue Bonds Series 2010A
10/01/35	5.250%	7,000,000	7,933,660

Northern Municipal Power Agency Revenue Bonds Series 2007A (AMBAC)
01/01/26	5.000%	3,500,000	3,802,715
Series 2008A
01/01/21	5.000%	3,500,000	3,807,930
Series 2013A
01/01/30	5.000%	340,000	382,021
01/01/31	5.000%	460,000	514,915

Southern Minnesota Municipal Power Agency Revenue Bonds Series 2002A (AMBAC)
01/01/17	5.250%	4,000,000	4,261,400

Southern Minnesota Municipal Power Agency(d) Revenue Bonds Capital Appreciation Series 1994A (NPFGC)
01/01/19	0.000%	5,000,000	4,699,850
01/01/26	0.000%	10,000,000	7,250,900

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Western Minnesota Municipal Power Agency Refunding Revenue Bonds Series 2012A
01/01/29	5.000%	1,200,000	1,371,360
01/01/30	5.000%	1,000,000	1,140,640
Revenue Bonds Series 2014A
01/01/40	5.000%	1,000,000	1,120,900
01/01/46	5.000%	5,000,000	5,561,800

Western Minnesota Municipal Power Agency(b) Refunding Revenue Bonds Series 2015A
01/01/36	5.000%	1,000,000	1,146,900

Total			53,058,597

LOCAL APPROPRIATION 2.2%
Anoka-Hennepin Independent School District No. 11 Certificate of Participation Series 2014A
02/01/34	5.000%	1,700,000	1,922,105

Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02/01/26	4.750%	4,000,000	4,412,000

Goodhue County Education District No. 6051 Certificate of Participation Series 2014
02/01/29	5.000%	1,200,000	1,351,080
02/01/34	5.000%	1,200,000	1,328,568
02/01/39	5.000%	1,300,000	1,424,280

Total			10,438,033

LOCAL GENERAL OBLIGATION 5.6%
Burnsville-Eagan-Savage Independent School District No. 191 Unlimited General Obligation Bonds School Building Series 2015A
02/01/31	4.000%	4,820,000	5,121,539

Centennial Independent School District No. 12(d) Unlimited General Obligation Bonds Series 2015A (School District Credit Enhancement Program)
02/01/32	0.000%	1,225,000	668,666
02/01/33	0.000%	750,000	387,165

City of Willmar Unlimited General Obligation Refunding Bonds Rice Memorial Hospital Project Series 2012A
02/01/27	5.000%	1,000,000	1,134,210

County of Anoka Unlimited General Obligation Bonds Capital Improvements Series 2008A
02/01/23	5.000%	500,000	547,455

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

County of Otter Tail Unlimited General Obligation Bonds Disposal Systems-Prairie Lakes Series 2011 AMT(a)
11/01/30	5.000%	2,010,000	2,220,769

Farmington Independent School District No. 192 Unlimited General Obligation Refunding Bonds Series 2015A (School District Credit Enhancement Program)
02/01/26	5.000%	4,155,000	4,905,559

Hermantown Independent School District No. 700 Unlimited General Obligation Bonds School Building Series 2014A
02/01/37	5.000%	4,740,000	5,397,059

Mahtomedi Independent School District No. 832 Unlimited General Obligation Refunding Bonds School Building Series 2014A
02/01/30	5.000%	500,000	588,915
02/01/31	5.000%	1,140,000	1,336,513

Waconia Independent School District No. 110 Unlimited General Obligation Refunding Bonds Series 2015A
02/01/25	5.000%	3,470,000	4,157,720

Total			26,465,570

MULTI-FAMILY 3.7%
Anoka Housing & Redevelopment Authority Revenue Bonds Woodland Park Apartments Project Series 2011A
04/01/27	5.000%	2,500,000	2,632,725

Austin Housing & Redevelopment Authority Refunding Revenue Bonds Chauncey & Courtyard Apartments Series 2010
01/01/31	5.000%	1,500,000	1,594,695

City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	1,000,000	1,030,980
12/01/30	6.000%	3,000,000	3,109,860

City of Crystal Revenue Bonds Crystal Leased Housing Association Series 2014
06/01/31	5.250%	2,500,000	2,537,075

City of Oak Park Heights Revenue Bonds Housing Oakgreen Commons Project Series 2010
08/01/45	7.000%	2,000,000	2,187,040

Oakgreen Commons Project Memory Series 2013
08/01/43	6.500%	1,000,000	1,085,900

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of St. Anthony Revenue Bonds Multifamily Housing Landings Silver Lake Village Series 2013
12/01/30	6.000%	3,000,000	3,251,070

Total			17,429,345

NURSING HOME 4.9%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Senior Series 2011B
11/01/34	6.875%	2,765,000	2,968,615
Series 2011A
11/01/40	7.000%	1,000,000	1,071,440
11/01/46	7.000%	1,000,000	1,069,470

City of Oak Park Heights Refunding Revenue Bonds Boutwells Landing Care Center Series 2013
08/01/25	5.250%	1,480,000	1,597,186

City of Sartell Revenue Bonds Country Manor Campus Series 2010A
09/01/30	6.125%	840,000	857,825
09/01/36	6.250%	925,000	944,841
09/01/42	6.375%	2,435,000	2,487,353

City of Sauk Rapids Refunding Revenue Bonds Good Shepherd Lutheran Home Series 2013
01/01/39	5.125%	2,500,000	2,513,825

Dakota County Community Development Agency Revenue Bonds Ebenezer Ridges Care Center TCU Project Series 2014S
09/01/46	5.000%	2,000,000	2,028,840

St. Paul Housing & Redevelopment Authority Revenue Bonds Episcopal Homes Project Senior Series 2013
05/01/38	5.000%	1,200,000	1,224,636
05/01/48	5.125%	6,250,000	6,400,687

Total			23,164,718

OTHER BOND ISSUE 0.4%
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds Parking Facilities Project Series 2010A
08/01/35	5.000%	1,500,000	1,663,995

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

OTHER UTILITY 0.3%
St. Paul Port Authority(a) Revenue Bonds Energy Park Utility Co. Project Series 2012 AMT
08/01/28	5.450%	250,000	261,000
08/01/36	5.700%	1,250,000	1,304,975

Total			1,565,975

POOL / BOND BANK 0.8%
City of Minneapolis Limited Tax Revenue Bonds Supported Common Bond Series 2010
12/01/30	6.250%	1,000,000	1,194,510

City of Minneapolis(a) Limited Tax Revenue Bonds Common Bond Fund Series 2007-2A AMT
06/01/22	5.125%	1,035,000	1,078,046
06/01/28	5.000%	1,500,000	1,536,330

Total			3,808,886

PREP SCHOOL 5.7%
City of Brooklyn Park Refunding Revenue Bonds Prairie Seeds Academy Project Series 2015
03/01/34	5.000%	1,000,000	1,000,710
03/01/39	5.000%	2,000,000	1,959,220

City of Cologne Revenue Bonds Cologne Academy Charter School Project Series 2014A
07/01/34	5.000%	500,000	521,535
07/01/45	5.000%	2,070,000	2,123,840

City of Forest Lake Revenue Bonds Lakes International Language Academy Series 2014
08/01/36	5.500%	500,000	543,680
08/01/44	5.750%	1,500,000	1,633,500

City of Woodbury Revenue Bonds MSA Building Co. Series 2012A
12/01/32	5.000%	220,000	227,766
12/01/43	5.000%	1,500,000	1,531,275

County of Anoka Revenue Bonds Spectrum Building Co. Series 2012A
06/01/27	5.000%	290,000	303,117
06/01/32	5.000%	300,000	309,255
06/01/43	5.000%	1,000,000	1,020,230

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Series 2014A
06/01/47	5.000%	1,600,000	1,627,680

County of Rice Revenue Bonds Shattuck-St. Mary’s School Series 2015A(e)
08/01/22	5.000%	2,500,000	2,578,900

St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds Hope Community Academy Project Series 2015A
12/01/43	5.000%	3,000,000	2,977,320

St. Paul Academy & Summit School Series 2007
10/01/24	5.000%	5,000,000	5,388,200

St. Paul Conservatory Series 2013A
03/01/28	4.000%	200,000	193,266
03/01/43	4.625%	1,000,000	1,011,770

Revenue Bonds Nova Classical Academy Series 2011A
09/01/42	6.625%	1,500,000	1,693,635

Total			26,644,899

REFUNDED / ESCROWED 7.7%
City of St. Louis Park Prerefunded 07/01/18 Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/26	5.625%	3,000,000	3,404,340

Prerefunded 07/01/19 Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	6,400,000	7,513,472

Minnesota Higher Education Facilities Authority Prerefunded 10/01/16 Revenue Bonds St. Olaf College 6th Series 2007
10/01/22	5.000%	2,005,000	2,111,626

Minnesota Municipal Power Agency Prerefunded 10/01/15 Revenue Bonds Series 2005
10/01/30	5.000%	3,500,000	3,527,930

St. Paul Housing & Redevelopment Authority Prerefunded 11/15/15 Revenue Bonds Healtheast Project Series 2005
11/15/25	6.000%	2,000,000	2,032,940
11/15/30	6.000%	1,490,000	1,514,540
11/15/35	6.000%	3,500,000	3,557,645

Prerefunded 11/15/16 Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/23	5.250%	1,000,000	1,060,910
05/15/26	5.250%	1,000,000	1,060,910
05/15/36	5.250%	9,000,000	9,548,190

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Western Minnesota Municipal Power Agency Revenue Bonds Series 1977A Escrowed to Maturity
01/01/16	6.375%	630,000	646,191

Total			35,978,694

RETIREMENT COMMUNITIES 4.4%
Annandale Economic Development Authority Revenue Bonds Annandale Care Center Project Series 2007A
11/01/37	5.900%	3,385,000	3,472,604

City of Blaine Refunding Revenue Bonds Crest View Senior Community Project Series 2015
07/01/50	6.125%	2,500,000	2,485,575

City of Hayward Refunding Revenue Bonds St. John’s Lutheran Home Series 2014
10/01/44	5.375%	2,000,000	2,000,920

City of Moorhead Refunding Revenue Bonds Evercare Senior Living LLC Series 2012
09/01/37	5.125%	1,000,000	1,002,730

City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/27	6.000%	1,250,000	1,310,587
10/01/33	6.000%	3,000,000	3,139,470
10/01/47	6.250%	1,265,000	1,323,696

City of Rochester Refunding Revenue Bonds Madonna Towers, Inc. Project Series 2007A
11/01/28	5.875%	2,050,000	2,096,699

Duluth Housing & Redevelopment Authority Revenue Bonds Benedictine Health Center Project Series 2007
11/01/33	5.875%	1,500,000	1,533,960

Woodbury Housing & Redevelopment Authority Revenue Bonds St. Therese of Woodbury Series 2014
12/01/49	5.250%	2,000,000	2,030,100

Total			20,396,341

SALES TAX 0.3%
City of St. Paul Revenue Bonds Series 2014G
11/01/32	5.000%	1,250,000	1,416,013

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

SINGLE FAMILY 1.4%
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	189,939	193,105
Series 2011A (GNMA)
12/01/27	4.450%	745,000	792,665

Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2008A
07/01/23	4.650%	165,000	172,674
Series 2009
01/01/40	5.100%	690,000	721,057

Minnesota Housing Finance Agency(a) Revenue Bonds Residential Housing Finance Series 2006B AMT
07/01/26	4.750%	855,000	855,812
07/01/31	4.850%	1,155,000	1,155,763
Series 2006I AMT
07/01/26	5.050%	2,525,000	2,540,554

Minnesota Housing Finance Agency(a)(c) Revenue Bonds Residential Housing Finance Series 2007D AMT
01/01/38	5.500%	130,000	131,515

Total			6,563,145

SPECIAL NON PROPERTY TAX 4.2%
City of Lakeville Liquor Revenue Bonds Series 2007
02/01/22	5.000%	175,000	176,977
02/01/27	5.000%	225,000	229,124

County of Hennepin Sales Tax Revenue Bonds 2nd Lien Ballpark Project Series 2008B
12/15/27	4.750%	4,205,000	4,541,106
12/15/29	5.000%	1,825,000	1,975,362

Territory of Guam(f) Revenue Bonds Section 30 Series 2009A
12/01/34	5.750%	3,500,000	3,885,210
Series 2011A
01/01/42	5.125%	1,200,000	1,293,288

Virgin Islands Public Finance Authority(f) Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012-A
10/01/32	5.000%	4,000,000	4,319,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2012-A
10/01/32	5.000%	2,905,000	3,136,906

Total			19,557,293

SPECIAL PROPERTY TAX 0.5%
St. Paul Port Authority Tax Allocation Bonds River Bend Project Lot 1 Series 2007-5
02/01/32	6.375%	2,330,000	2,405,772

STATE APPROPRIATED 7.0%
State of Minnesota Refunding Revenue Bonds Appropriation Series 2012B
03/01/25	5.000%	7,600,000	8,947,860
03/01/28	5.000%	3,000,000	3,464,100
03/01/29	5.000%	4,250,000	4,864,422

Revenue Bonds Appropriation Series 2014A
06/01/38	5.000%	8,880,000	10,005,629

University of Minnesota Revenue Bonds State Supported Biomed Science Research Facilities Series 2013
08/01/38	5.000%	5,000,000	5,608,300

Total			32,890,311

Total Municipal Bonds
(Cost: $436,693,800)			464,292,608

Floating Rate Notes 0.6%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)

City of Minneapolis/St. Paul Housing & Redevelopment Authority(c) Revenue Bonds Children’s Health Care Facilities VRDN Series 2004A (AGM)
08/15/34	0.020%	500,000	500,000

Children’s Hospitals Clinics VRDN Series 2007A (AGM)
08/15/37	0.020%	2,450,000	2,450,000

Total Floating Rate Notes
(Cost: $2,950,000)			2,950,000

Money Market Funds 0.6%
		Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(g)		2,782,410	2,782,410

Total Money Market Funds
(Cost: $2,782,410)			2,782,410

Total Investments
(Cost: $442,426,210)			470,025,018

Other Assets & Liabilities, Net			(516,685)

Net Assets			469,508,333

Notes to Portfolio of Investments

(a)	Income from this security may be subject to alternative minimum tax.

(b)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(c)	Variable rate security.

(d)	Zero coupon bond.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $2,578,900 or 0.55% of net assets.

(f)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2015, the value of these securities amounted to $12,634,724 or 2.69% of net assets.

(g)	The rate shown is the seven-day current annualized yield at July 31, 2015.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Municipal Bonds	—	464,292,608	—	464,292,608

Floating Rate Notes	—	2,950,000	—	2,950,000

Money Market Funds	2,782,410	—	—	2,782,410

Total Investments	2,782,410	467,242,608	—	470,025,018

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets

Investments, at value (identified cost $442,426,210)	$470,025,018

Receivable for:

Investments sold	125,331

Capital shares sold	1,777,848

Interest	5,754,690

Prepaid expenses	5,107

Total assets	477,687,994

Liabilities

Payable for:

Investments purchased	3,074,365

Investments purchased on a delayed delivery basis	3,377,344

Capital shares purchased	191,658

Dividend distributions to shareholders	1,404,161

Investment management fees	5,123

Distribution and/or service fees	4,183

Transfer agent fees	21,508

Administration fees	867

Compensation of board members	35,508

Other expenses	64,944

Total liabilities	8,179,661

Net assets applicable to outstanding capital stock	$469,508,333

Represented by

Paid-in capital	$442,943,281

Undistributed net investment income	413,365

Accumulated net realized loss	(1,447,121)

Unrealized appreciation (depreciation) on:

Investments	27,598,808

Total — representing net assets applicable to outstanding capital stock	$469,508,333

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A

Net assets	$409,338,182

Shares outstanding	74,144,718

Net asset value per share	$5.52

Maximum offering price per share(a)	$5.69

Class B

Net assets	$437,490

Shares outstanding	79,137

Net asset value per share	$5.53

Class C

Net assets	$50,569,741

Shares outstanding	9,158,903

Net asset value per share	$5.52

Class R4

Net assets	$861,446

Shares outstanding	156,204

Net asset value per share	$5.51

Class R5

Net assets	$10,292

Shares outstanding	1,866

Net asset value per share	$5.52

Class Z

Net assets	$8,291,182

Shares outstanding	1,503,021

Net asset value per share	$5.52

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income

Income:

Dividends	$590

Interest	19,769,853

Total income	19,770,443

Expenses:

Investment management fees	1,815,243

Distribution and/or service fees

Class A	1,000,988

Class B	6,342

Class C	462,818

Transfer agent fees

Class A	278,104

Class B	442

Class C	32,124

Class R4	394

Class R5	5

Class Z	4,096

Administration fees	307,477

Compensation of board members	15,832

Custodian fees	5,049

Printing and postage fees	38,983

Registration fees	32,380

Professional fees	34,195

Other	17,072

Total expenses	4,051,544

Expense reductions	(20)

Total net expenses	4,051,524

Net investment income	15,718,919

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	416,931

Net realized gain	416,931

Net change in unrealized appreciation (depreciation) on:

Investments	1,420,569

Net change in unrealized appreciation	1,420,569

Net realized and unrealized gain	1,837,500

Net increase in net assets resulting from operations	$17,556,419

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014(a)
Operations

Net investment income	$15,718,919	$15,740,245

Net realized gain (loss)	416,931	(675,955)

Net change in unrealized appreciation	1,420,569	16,809,251

Net increase in net assets resulting from operations	17,556,419	31,873,541

Distributions to shareholders

Net investment income

Class A	(14,100,175)	(14,319,122)

Class B	(17,526)	(28,614)

Class C	(1,282,135)	(1,185,107)

Class R4	(21,574)	(4,975)

Class R5	(392)	(164)

Class Z	(223,826)	(106,631)

Net realized gains

Class A	—	(934,118)

Class B	—	(2,398)

Class C	—	(93,275)

Class R4	—	(85)

Class Z	—	(6,174)

Total distributions to shareholders	(15,645,628)	(16,680,663)

Increase (decrease) in net assets from capital stock activity	34,282,037	(21,968,907)

Total increase (decrease) in net assets	36,192,828	(6,776,029)

Net assets at beginning of year	433,315,505	440,091,534

Net assets at end of year	$469,508,333	$433,315,505

Undistributed net investment income	$413,365	$340,074

(a)	Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	8,671,585	48,112,126	6,393,430	34,388,704

Distributions reinvested	2,270,632	12,606,483	2,527,185	13,565,989

Redemptions	(7,201,083)	(39,912,868)	(13,442,678)	(71,586,169)

Net increase (decrease)	3,741,134	20,805,741	(4,522,063)	(23,631,476)

Class B shares

Subscriptions	6,563	36,505	3,264	17,556

Distributions reinvested	3,122	17,364	5,610	30,115

Redemptions(b)	(71,405)	(395,449)	(95,531)	(511,284)

Net decrease	(61,720)	(341,580)	(86,657)	(463,613)

Class C shares

Subscriptions	2,239,048	12,437,789	1,505,465	8,101,007

Distributions reinvested	222,625	1,235,851	227,673	1,222,443

Redemptions	(974,993)	(5,408,015)	(1,579,390)	(8,417,952)

Net increase	1,486,680	8,265,625	153,748	905,498

Class R4 shares

Subscriptions	117,228	648,991	58,797	315,154

Distributions reinvested	3,824	21,185	897	4,849

Redemptions	(9,836)	(54,169)	(15,155)	(81,678)

Net increase	111,216	616,007	44,539	238,325

Class R5 shares

Subscriptions	—	—	1,866	10,000

Net increase	—	—	1,866	10,000

Class Z shares

Subscriptions	1,017,695	5,635,940	260,735	1,402,158

Distributions reinvested	29,655	164,468	13,098	70,368

Redemptions	(155,868)	(864,164)	(93,503)	(500,167)

Net increase	891,482	4,936,244	180,330	972,359

Total net increase (decrease)	6,168,792	34,282,037	(4,228,237)	(21,968,907)

(a)	Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,								Year Ended August 31,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$5.49		$5.30		$5.63		$5.36		$5.47		$5.16

Income from investment operations:

Net investment income	0.20		0.20		0.20		0.19		0.21		0.22

Net realized and unrealized gain (loss)	0.03		0.21		(0.32)		0.31		(0.10)		0.30

Total from investment operations	0.23		0.41		(0.12)		0.50		0.11		0.52

Less distributions to shareholders:

Net investment income	(0.20)		(0.21)		(0.20)		(0.19)		(0.22)		(0.21)

Net realized gains	—		(0.01)		(0.01)		(0.04)		(0.00	)(b)	—

Total distributions to shareholders	(0.20)		(0.22)		(0.21)		(0.23)		(0.22)		(0.21)

Net asset value, end of period	$5.52		$5.49		$5.30		$5.63		$5.36		$5.47

Total return	4.14%		7.82%		(2.32%)		9.59%		2.09%		10.38%

Ratios to average net assets(c)

Total gross expenses	0.82%		0.83%		0.83%		0.84	%(d)	0.82%		0.82%

Total net expenses(e)	0.82	%(f)	0.83	%(f)	0.82	%(f)	0.79	%(d)(f)	0.79%		0.79%

Net investment income	3.54%		3.79%		3.57%		3.85	%(d)	4.08%		4.08%

Supplemental data

Net assets, end of period (in thousands)	$409,338		$386,773		$396,780		$416,684		$372,830		$329,335

Portfolio turnover	9%		12%		14%		8%		22%		21%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended August 31,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$5.50		$5.30		$5.64		$5.37		$5.48		$5.16

Income from investment operations:

Net investment income	0.15		0.16		0.16		0.16		0.18		0.18

Net realized and unrealized gain (loss)	0.03		0.22		(0.34)		0.30		(0.11)		0.31

Total from investment operations	0.18		0.38		(0.18)		0.46		0.07		0.49

Less distributions to shareholders:

Net investment income	(0.15)		(0.17)		(0.15)		(0.15)		(0.18)		(0.17)

Net realized gains	—		(0.01)		(0.01)		(0.04)		(0.00	)(b)	—

Total distributions to shareholders	(0.15)		(0.18)		(0.16)		(0.19)		(0.18)		(0.17)

Net asset value, end of period	$5.53		$5.50		$5.30		$5.64		$5.37		$5.48

Total return	3.36%		7.21%		(3.22%)		8.82%		1.33%		9.75%

Ratios to average net assets(c)

Total gross expenses	1.57%		1.58%		1.58%		1.59	%(d)	1.58%		1.57%

Total net expenses(e)	1.57	%(f)	1.58	%(f)	1.57	%(f)	1.54	%(d)(f)	1.54%		1.55%

Net investment income	2.78%		3.04%		2.81%		3.09	%(d)	3.32%		3.31%

Supplemental data

Net assets, end of period (in thousands)	$437		$775		$1,207		$1,806		$2,688		$5,768

Portfolio turnover	9%		12%		14%		8%		22%		21%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended August 31,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$5.49		$5.30		$5.63		$5.36		$5.47		$5.16

Income from investment operations:

Net investment income	0.15		0.16		0.16		0.16		0.17		0.18

Net realized and unrealized gain (loss)	0.03		0.21		(0.33)		0.30		(0.10)		0.30

Total from investment operations	0.18		0.37		(0.17)		0.46		0.07		0.48

Less distributions to shareholders:

Net investment income	(0.15)		(0.17)		(0.15)		(0.15)		(0.18)		(0.17)

Net realized gains	—		(0.01)		(0.01)		(0.04)		(0.00	)(b)	—

Total distributions to shareholders	(0.15)		(0.18)		(0.16)		(0.19)		(0.18)		(0.17)

Net asset value, end of period	$5.52		$5.49		$5.30		$5.63		$5.36		$5.47

Total return	3.37%		7.02%		(3.05%)		8.84%		1.33%		9.56%

Ratios to average net assets(c)

Total gross expenses	1.57%		1.58%		1.58%		1.59	%(d)	1.57%		1.57%

Total net expenses(e)	1.57	%(f)	1.58	%(f)	1.57	%(f)	1.54	%(d)(f)	1.54%		1.54%

Net investment income	2.79%		3.04%		2.81%		3.09	%(d)	3.33%		3.32%

Supplemental data

Net assets, end of period (in thousands)	$50,570		$42,153		$39,820		$34,756		$25,068		$20,225

Portfolio turnover	9%		12%		14%		8%		22%		21%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$5.49		$5.29		$5.59

Income from investment operations:

Net investment income	0.21		0.22		0.08

Net realized and unrealized gain (loss)	0.02		0.21		(0.30)

Total from investment operations	0.23		0.43		(0.22)

Less distributions to shareholders:

Net investment income	(0.21)		(0.22)		(0.08)

Net realized gains	—		(0.01)		—

Total distributions to shareholders	(0.21)		(0.23)		(0.08)

Net asset value, end of period	$5.51		$5.49		$5.29

Total return	4.21%		8.32%		(4.02%)

Ratios to average net assets(b)

Total gross expenses	0.57%		0.59%		0.57	%(c)

Total net expenses(d)	0.57	%(e)	0.59	%(e)	0.57	%(c)(e)

Net investment income	3.79%		4.05%		3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$861		$247		$2

Portfolio turnover	9%		12%		14%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014(a)
Per share data
Net asset value, beginning of period	$5.49	$5.27

Income from investment operations:

Net investment income	0.21	0.14

Net realized and unrealized gain	0.03	0.22

Total from investment operations	0.24	0.36

Less distributions to shareholders:

Net investment income	(0.21)	(0.14)

Total distributions to shareholders	(0.21)	(0.14)

Net asset value, end of period	$5.52	$5.49

Total return	4.42%	6.86%

Ratios to average net assets(b)

Total gross expenses	0.55%	0.54	%(c)

Total net expenses(d)	0.55%	0.54	%(c)

Net investment income	3.81%	4.07	%(c)

Supplemental data

Net assets, end of period (in thousands)	$10	$10

Portfolio turnover	9%	12%

Notes to Financial Highlights

(a)	Based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended August 31, 2011(b)
Class Z	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$5.49		$5.29		$5.62		$5.36		$5.46

Income from investment operations:

Net investment income	0.21		0.22		0.21		0.21		0.20

Net realized and unrealized gain (loss)	0.03		0.21		(0.32)		0.30		(0.09)

Total from investment operations	0.24		0.43		(0.11)		0.51		0.11

Less distributions to shareholders:

Net investment income	(0.21)		(0.22)		(0.21)		(0.21)		(0.21)

Net realized gains	—		(0.01)		(0.01)		(0.04)		(0.00	)(c)

Total distributions to shareholders	(0.21)		(0.23)		(0.22)		(0.25)		(0.21)

Net asset value, end of period	$5.52		$5.49		$5.29		$5.62		$5.36

Total return	4.40%		8.29%		(2.09%)		9.65%		2.22%

Ratios to average net assets(d)

Total gross expenses	0.57%		0.59%		0.58%		0.59	%(e)	0.54	%(e)

Total net expenses(f)	0.57	%(g)	0.59	%(g)	0.57	%(g)	0.54	%(e)(g)	0.54	%(e)

Net investment income	3.80%		4.05%		3.82%		4.09	%(e)	4.25	%(e)

Supplemental data

Net assets, end of period (in thousands)	$8,291		$3,357		$2,282		$1,376		$779

Portfolio turnover	9%		12%		14%		8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00%, which had been reduced from 4.75% on purchases made on or after February 19, 2015, based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method

Annual Report 2015	27

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In

28	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016, and interim periods within. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.40% to 0.27% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.40% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2015, other expenses paid by the Fund to this company were $1,785.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the plan constitutes a general unsecured obligation to the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or

Annual Report 2015	29

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class B	0.07
Class C	0.07
Class R4	0.07
Class R5	0.05
Class Z	0.07

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2015, the Fund’s total potential future obligation over the life of the Guaranty is $40,458. The liability remaining at July 31, 2015 for non-recurring charges associated with the lease amounted to $27,362 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $107,000 and $183,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $388,547 for Class A and $3,651 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	0.85%	0.85%
Class B	1.60	1.60
Class C	1.60	1.60
Class R4	0.60	0.60
Class R5	0.60	0.59
Class Z	0.60	0.60

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the

30	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees’ deferred compensation, distributions, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$115,003	$—
Tax-exempt income	15,530,625	15,724,940
Long-term capital gains	—	955,723
Total	$15,645,628	$16,680,663

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,481,306
Capital loss carryforwards	(513,933)
Net unrealized appreciation	27,036,212

At July 31, 2015, the cost of investments for federal income tax purposes was $442,988,806 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,604,810
Unrealized depreciation	(568,598)
Net unrealized appreciation	$27,036,212

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	513,933

For the year ended July 31, 2015, $333,225 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $76,358,340 and $38,915,594, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 83.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding

Annual Report 2015	31

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-division of that state, the Fund will be particularly affected by the adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement

32	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	33

COLUMBIA MINNESOTA TAX-EXEMPT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Minnesota Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Minnesota Tax-Exempt Fund (the “Fund,” a series of Columbia Funds Series Trust II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2015

34	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Exempt-Interest Dividends	99.26%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2015	35

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

36	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Annual Report 2015	37

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

38	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Annual Report 2015	39

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Annual Report 2015	41

COLUMBIA MINNESOTA TAX-EXEMPT FUND

INTERIM APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

42	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Annual Report 2015	43

COLUMBIA MINNESOTA TAX-EXEMPT FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

44	Annual Report 2015

COLUMBIA MINNESOTA TAX-EXEMPT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	45

Columbia Minnesota Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN199_07_E01_(09/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$292,300	$282,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$4,800	$4,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2015 and July 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$52,700	$52,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2015 also includes Tax Fees for foreign tax filings.

During the fiscal years ended July 31, 2015 and July 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-

approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$282,500	$382,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2015